UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21714

MML Series Investment Fund II

(Exact name of registrant as specified in charter)

100 Bright Meadow Blvd., Enfield, CT 06082

(Address of principal executive offices) ( Zipcode)

Jeffrey M. Dube

100 Bright Meadow Blvd, Enfield, CT 06082

(Name and address of agent for service)

Registrant’s telephone number, including area code: (860) 562-1000

Date of fiscal year end: 12/31/15

Date of reporting period: 6/30/15

Item 1. Reports to Stockholders.

MML Series Investment Fund II
Semiannual Report

MML Blend Fund

MML Equity Fund

MML Managed Bond Fund

MML Money Market Fund

This semiannual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

June 30, 2015

MassMutual
FINANCIAL GROUP®

We'll help you get there®.

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund II. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund II – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Jeffrey M. Dube

“While the news about the markets can, and often does, change on a daily basis, long-term investors who position their portfolios to handle a variety of market conditions may be better equipped to weather the storm.”

June 30, 2015

Welcome to the MML Series Investment Fund II Semiannual Report covering the six months ended June 30, 2015. Stock indexes measuring the performance of U.S. and foreign stocks advanced during the period, with technology stocks, U.S. small- and mid-cap shares, and equities of foreign developed and emerging markets prevailing over U.S. blue-chip and large-cap stocks. Investors kept a close eye on each new release of economic data and speculated how the news might impact the U.S. Federal Reserve’s (the “Fed”) schedule for increasing interest rates, creating periods of market volatility in response throughout the period. Greece’s debt woes and speculation over whether the country would wind up exiting the euro as its national currency drew headlines and drove additional choppiness in financial markets worldwide. The positive and negative implications of low oil prices and the strength of the U.S. dollar versus other currencies also colored the environment. Against the overall backdrop, the price of West Texas Intermediate crude oil started the period at $53.45 per barrel and gyrated in the range between $44 and $54 into early spring before tracing a jagged path to finish June at $59.48. The average price of gasoline in the U.S. fell to as low as around $2.13 a gallon in late January, but showed an overall trend of advancement until the end of June, finishing the period at about $2.88 and giving consumers little relief at the pumps. The price of gold spiked to nearly $1296 per ounce in late January, dropped to less than $1148 in mid-March, and finished June at $1171.

Key events that characterized the period

In the first quarter of 2015, U.S. stocks declined in January and March, but produced strong gains in February. When the dust settled at the end of March, some key market benchmarks were not far from where they started the quarter. Much of the downside volatility in January was due to further weakness in crude oil prices that carried over from the commodity’s steep drop in the second half of 2014. A surging U.S. dollar also fueled concern about multinational companies that derive a significant portion of their profits from overseas, especially Europe.

February brought renewed optimism among stock investors amid some stabilization in oil’s price and favorable corporate earnings reports. However, stocks surrendered some of those gains in March, as a better-than-expected February employment report raised the possibility that the Fed might speed up its timetable for raising short-term interest rates after a prolonged period of extremely accommodative monetary policy. Other reports offered a mixed picture of the U.S. economy, however. According to data released in the first quarter, gross domestic product (“GDP) expanded by a relatively modest 2.2% in the fourth quarter of 2014, which also included weak durable goods orders and retail sales.

The possibility of Greece defaulting on its debt following the January election of Prime Minister Alexis Tsipras (who had run a campaign against austerity), air strikes in Yemen by Saudi Arabia, and concern about the upcoming second-quarter earnings season were other factors unsettling the market as the first quarter wound to a close.

U.S. stocks were choppy in the second quarter of 2015 and most indexes made little headway in either direction. Investors sought clarity on a number of issues, including the debt problems of Greece, the sustainability of the U.S. economic recovery following a weak first quarter, the timing of the Fed’s first interest-rate hike since mid-2006 – widely expected later this year or next – and the near-term path of crude oil and the U.S. dollar, both of which had sizable moves in the second half of 2014 and early 2015.

Greece dominated the headlines in the final week of the quarter. Despite repeated efforts to forge an agreement with other countries in the European Union to reschedule its debt, Greece was unable to

(Continued)

1

MML Series Investment Fund II – President’s Letter to Shareholders (Unaudited) (Continued)

make a loan payment to the International Monetary Fund of €1.6 billion (euro), or roughly $1.8 billion, by the June 30 deadline. Greek banks and markets closed the week of June 29 through July 3. In response, global stock markets fell sharply on Monday, June 29, but stabilized on the final day of the quarter.

On the U.S. economic front, the news was somewhat encouraging – but still mixed. First-quarter GDP, reflecting broad economic activity and widely thought to have been curbed by severe winter weather, had originally been reported at -0.7% but underwent an upward revision to -0.2%. Nonfarm payrolls bounced back nicely in April and May after falling well short of estimates in March; however, industrial production remained weak amid headwinds from lower oil prices and the stronger dollar.

The Fed’s Open Market Committee met in April and June, deciding both times to leave short-term interest rates unchanged. Crude oil, the focus of so much attention in prior quarters due to its steep decline, receded from the limelight in the second quarter when prices for the commodity rose.

Stocks primarily rose for the six months ended June 30, 2015, but gains were minimal in some key benchmarks. The technology-heavy NASDAQ Composite® Index rose 5.90% to lead the major market indexes for the period. The Russell 2000® Index, a benchmark of small-cap stocks, gained 4.75% over the six months and outpaced the 1.23% advance of the large-cap stock S&P 500® Index advanced and the 0.03% return of the blue-chip Dow Jones Industrial AverageSM. In international markets, the MSCI EAFE Index, an indicator of foreign developed-market stocks, posted a 5.52% advance; while the MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, rose 2.95%. Fixed-income investments declined during the period, with the Barclays U.S. Aggregate Bond Index falling 0.10%.*

Review and maintain your strategy

MassMutual believes it is prudent to remind retirement investors to maintain perspective and have realistic expectations about the future performance of their investment accounts. If you work with a financial professional, you may want to consult him or her to assess your plan and help ensure you are on track to reach your financial goals. While the news about the markets can, and often does, change on a daily basis, long-term investors who position their portfolios to handle a variety of market conditions may be better equipped to weather the storm. By tailoring your mix of investments to your risk tolerance and the amount of time you have to invest, you can develop and maintain a financial strategy that can help you pursue your goals. Thank you for putting your trust in MassMutual.

Sincerely,

Jeffrey M. Dube

President

*	Indexes are unmanaged, do not incur fees, expenses, or (if applicable) taxes and cannot be purchased directly for investment.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 7/1/15 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

2

MML Series Investment Fund II – Portfolio Summaries (Unaudited)

What is the investment approach of MML Blend Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital. The Fund invests across different asset classes (equity securities, fixed income securities, including bank loans and Rule 144A securities, and money market instruments), each represented by a different segment of the Fund’s portfolio. The subadviser typically adjusts the allocation among the three segments, based on its judgment about each segment’s potential for returns in comparison with those of other segments and corresponding risk. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

MML Blend Fund Portfolio Characteristics (% of Net Assets) on 6/30/15

Common Stock	65.5%
Corporate Debt	15.8%
U.S. Government Agency Obligations and Instrumentalities	8.3%
Non-U.S. Government Agency Obligations	6.5%
U.S. Treasury Obligations	0.4%
Municipal Obligations	0.4%
Sovereign Debt Obligations	0.3%
Preferred Stock	0.3%

Total Long-Term Investments	97.5%
Short-Term Investments and Other Assets and Liabilities	2.5%

Net Assets	100.0%

3

MML Series Investment Fund II – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MML Equity Fund, and who are the Fund’s subadvisers?

The Fund’s primary objective is to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate. The Fund invests primarily in common stocks of companies that the subadvisers believe are undervalued in the marketplace, with a focus on securities of larger size companies. Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks, preferred stocks, securities convertible into common or preferred stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund’s two subadvisers are OppenheimerFunds, Inc. (OFI), which managed approximately 57% of the Fund’s portfolio; and Loomis, Sayles & Company, L.P. (Loomis Sayles), which was responsible for approximately 43% of the Fund’s portfolio, as of June 30, 2015.

MML Equity Fund Largest Holdings (% of Net Assets) on 6/30/15

JP Morgan Chase & Co.	3.1%
Citigroup, Inc.	3.0%
Pfizer, Inc.	2.5%
UnitedHealth Group, Inc.	2.3%
American International Group, Inc.	2.2%
Bank of America Corp.	2.0%
Eaton Corp. PLC	1.8%
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	1.7%
Eli Lilly & Co.	1.6%
MetLife, Inc.	1.5%

21.7%

MML Equity Fund Sector Table (% of Net Assets) on 6/30/15

Financial	27.0%
Consumer, Non-cyclical	20.6%
Industrial	12.5%
Consumer, Cyclical	8.5%
Energy	8.5%
Technology	8.4%
Communications	8.1%
Utilities	2.3%
Basic Materials	2.2%
Mutual Fund	0.8%

Total Long-Term Investments	98.9%
Short-Term Investments and Other Assets and Liabilities	1.1%

Net Assets	100.0%

4

MML Series Investment Fund II – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MML Managed Bond Fund, and who is the Fund’s subadviser?

The Fund’s investment objective is to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital. Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade fixed income securities (rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

MML Managed Bond Fund Portfolio Characteristics (% of Net Assets) on 6/30/15

Corporate Debt	49.2%
U.S. Government Agency Obligations and Instrumentalities	25.8%
Non-U.S. Government Agency Obligations	20.6%
U.S. Treasury Obligations	0.3%
Municipal Obligations	1.3%
Sovereign Debt Obligations	0.8%
Preferred Stock	0.8%

Total Long-Term Investments	98.8%
Short-Term Investments and Other Assets and Liabilities	1.2%

Net Assets	100.0%

5

MML Series Investment Fund II – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MML Money Market Fund, and who is the Fund’s subadviser?

The Fund’s investment objectives are to achieve the preservation of capital, liquidity, and high current income. These objectives are of equal importance. The Fund invests in high quality U.S. dollar-denominated debt instruments of domestic and foreign issuers. It is important to note that this Fund seeks to maintain, but does not guarantee, a stable net asset value per share. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a stable net asset value per share, it is possible to lose money by investing in the Fund. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

MML Money Market Fund Portfolio Characteristics (% of Net Assets) on 6/30/2015

Commercial Paper	74.1%
U.S. Government Obligations	10.0%
Discount Notes	9.7%
Corporate Debt	6.2%
Time Deposits	0.0%

Total Short-Term Investments	100.0%
Other Assets and Liabilities	0.0%

Net Assets	100.0%

6

MML Blend Fund – Portfolio of Investments

June 30, 2015 (Unaudited)

	Number of Shares	Value
EQUITIES — 65.8%

COMMON STOCK — 65.5%
Basic Materials — 1.6%
Chemicals — 1.1%
Air Products & Chemicals, Inc.	5	$684
Airgas, Inc.	2	212
CF Industries Holdings, Inc.	17,390	1,117,829
The Dow Chemical Co.	13,073	668,946
E.I. du Pont de Nemours & Co.	5,460	349,167
Eastman Chemical Co.	12,270	1,003,931
Ecolab, Inc.	2	226
International Flavors & Fragrances, Inc.	540	59,017
LyondellBasell Industries NV Class A	16,600	1,718,432
Monsanto Co.	484	51,590
The Mosaic Co.	14,500	679,325
PPG Industries, Inc.	1,938	222,327
Praxair, Inc.	6	717
The Sherwin-Williams Co.	2,883	792,883
Sigma-Aldrich Corp.	3,646	508,070

		7,173,356

Forest Products & Paper — 0.3%
International Paper Co.	37,887	1,803,042
MeadWestvaco Corp.	87	4,106

		1,807,148

Iron & Steel — 0.0%
Allegheny Technologies, Inc.	45	1,359
Nucor Corp.	56	2,468

		3,827

Mining — 0.2%
Alcoa, Inc.	11,826	131,860
Freeport-McMoRan, Inc.	64	1,192
Newmont Mining Corp.	57,370	1,340,163
Vulcan Materials Co.	65	5,455

		1,478,670

		10,463,001

Communications — 6.7%
Advertising — 0.1%
The Interpublic Group of Companies, Inc.	8,422	162,292
Omnicom Group, Inc.	3,747	260,379

		422,671

Internet — 1.6%
Akamai Technologies, Inc. (a)	26	1,815
Amazon.com, Inc. (a)	2,900	1,258,861
eBay, Inc. (a)	15,577	938,359
Expedia, Inc.	12,667	1,385,136
F5 Networks, Inc. (a)	13,860	1,668,051

	Number of Shares	Value
Facebook, Inc. Class A (a)	12,500	$1,072,063
Google, Inc. Class A (a)	2,500	1,350,100
Google, Inc. Class C (a)	2,521	1,312,206
Netflix, Inc. (a)	9	5,912
The Priceline Group, Inc. (a)	1	1,151
Symantec Corp.	18,855	438,379
TripAdvisor, Inc. (a)	37	3,224
VeriSign, Inc. (a)	2,791	172,261
Yahoo!, Inc. (a)	22,329	877,306

		10,484,824

Media — 2.3%
Cablevision Systems Corp. Class A	47,700	1,141,938
CBS Corp. Class B	57	3,163
Comcast Corp. Class A	44,312	2,664,924
DIRECTV (a)	18,628	1,728,492
Discovery Communications, Inc. Series A (a)	600	19,956
Discovery Communications, Inc. Series C (a)	600	18,648
Gannett Co., Inc. (a)	12,906	180,555
The McGraw Hill Financial, Inc.	2,948	296,127
News Corp. Class A (a)	28,466	415,319
Scripps Networks Interactive Class A	10,472	684,555
TEGNA, Inc.	25,812	827,791
Time Warner Cable, Inc.	3,046	542,706
Time Warner, Inc.	23,615	2,064,187
Twenty-First Century Fox Class A	19,667	640,063
Viacom, Inc. Class B	15,210	983,174
The Walt Disney Co.	29,382	3,353,661

		15,565,259

Telecommunications — 2.7%
AT&T, Inc.	25,909	920,288
CenturyLink, Inc.	39,728	1,167,209
Cisco Systems, Inc.	202,842	5,570,041
Corning, Inc.	70,267	1,386,368
Frontier Communications Corp.	30,756	152,242
Harris Corp.	14,570	1,120,579
Juniper Networks, Inc.	28,689	745,053
Motorola Solutions, Inc.	37	2,122
QUALCOMM, Inc.	3,200	200,416
Verizon Communications, Inc.	137,755	6,420,760

		17,685,078

		44,157,832

Consumer, Cyclical — 7.2%
Airlines — 0.4%
American Airlines Group, Inc.	16,800	670,908
Delta Air Lines, Inc.	32,800	1,347,424
Southwest Airlines Co.	29,283	968,974

		2,987,306

The accompanying notes are an integral part of the financial statements.

7

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Apparel — 0.4%
Nike, Inc. Class B	21,082	$2,277,278
VF Corp.	2,300	160,402

		2,437,680

Auto Manufacturers — 0.6%
Ford Motor Co.	130,813	1,963,503
General Motors Co.	31,800	1,059,894
Paccar, Inc.	10,022	639,504

		3,662,901

Automotive & Parts — 0.3%
Delphi Automotive PLC	8,200	697,738
The Goodyear Tire & Rubber Co.	42,151	1,270,853
Johnson Controls, Inc.	72	3,566

		1,972,157

Distribution & Wholesale — 0.0%
Fastenal Co.	82	3,459
Fossil Group, Inc. (a)	120	8,323
Genuine Parts Co.	2,834	253,728
W.W. Grainger, Inc.	2	473

		265,983

Home Builders — 0.0%
D.R. Horton, Inc.	47	1,286
PulteGroup, Inc.	73	1,471

		2,757

Home Furnishing — 0.1%
Harman International Industries, Inc.	1,869	222,299
Whirlpool Corp.	3,893	673,684

		895,983

Housewares — 0.0%
Newell Rubbermaid, Inc.	5,738	235,889

Leisure Time — 0.1%
Carnival Corp.	11,664	576,085
Harley-Davidson, Inc.	2	113

		576,198

Lodging — 0.5%
Marriott International, Inc. Class A	16,369	1,217,690
Starwood Hotels & Resorts Worldwide, Inc.	6,815	552,628
Wyndham Worldwide Corp.	17,509	1,434,162
Wynn Resorts Ltd.	8	790

		3,205,270

Retail — 4.8%
AutoNation, Inc. (a)	10,999	692,717
AutoZone, Inc. (a)	4	2,668
Bed Bath & Beyond, Inc. (a)	4,264	294,131
Best Buy Co., Inc.	67,392	2,197,653
Coach, Inc.	20,720	717,119

	Number of Shares	Value
Costco Wholesale Corp.	10,906	$1,472,964
CVS Health Corp.	12,594	1,320,859
Darden Restaurants, Inc.	22,054	1,567,598
Dollar General Corp.	3,200	248,768
Dollar Tree, Inc. (a)	5,840	461,302
Family Dollar Stores, Inc.	35	2,758
GameStop Corp. Class A	50,051	2,150,191
The Gap, Inc.	6,190	236,272
Hanesbrands, Inc.	20,900	696,388
The Home Depot, Inc.	44,697	4,967,178
Kohl’s Corp.	24,630	1,542,084
L Brands, Inc.	6,200	531,526
Lowe’s Cos., Inc.	29,195	1,955,189
Macy’s, Inc.	17,951	1,211,154
McDonald’s Corp.	2,160	205,351
Nordstrom, Inc.	8	596
O’Reilly Automotive, Inc. (a)	3,693	834,544
PVH Corp.	190	21,888
Ross Stores, Inc.	39,344	1,912,512
Staples, Inc.	17,065	261,265
Starbucks Corp.	31,054	1,664,960
Target Corp.	13,586	1,109,025
Tiffany & Co.	2	184
The TJX Cos., Inc.	18,806	1,244,393
Wal-Mart Stores, Inc.	20,022	1,420,161
Walgreens Boots Alliance, Inc.	4,657	393,237
Yum! Brands, Inc.	2,635	237,361

		31,573,996

Textiles — 0.0%
Cintas Corp.	1,878	158,860

Toys, Games & Hobbies — 0.0%
Hasbro, Inc.	61	4,562
Mattel, Inc.	90	2,312

		6,874

		47,981,854

Consumer, Non-cyclical — 16.8%
Agriculture — 1.2%
Altria Group, Inc.	64,359	3,147,799
Archer-Daniels-Midland Co.	25,492	1,229,224
Philip Morris International, Inc.	29,836	2,391,952
Reynolds American, Inc.	11,288	842,762

		7,611,737

Beverages — 1.5%
Brown-Forman Corp. Class B	6	601
The Coca-Cola Co.	74,230	2,912,043
Coca-Cola Enterprises, Inc.	32,678	1,419,532
Constellation Brands, Inc. Class A	12	1,392
Dr. Pepper Snapple Group, Inc.	17,504	1,276,042
Keurig Green Mountain, Inc.	2,140	163,988

8

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Molson Coors Brewing Co. Class B	4,933	$344,373
Monster Beverage Corp. (a)	1,200	160,824
PepsiCo, Inc.	42,460	3,963,216

		10,242,011

Biotechnology — 2.4%
Alexion Pharmaceuticals, Inc. (a)	2,270	410,348
Amgen, Inc.	36,431	5,592,887
Biogen, Inc. (a)	3,132	1,265,140
Celgene Corp. (a)	9,586	1,109,436
Gilead Sciences, Inc.	62,670	7,337,403
Regeneron Pharmaceuticals, Inc. (a)	570	290,774
Vertex Pharmaceuticals, Inc. (a)	100	12,348

		16,018,336

Commercial Services — 1.8%
The ADT Corp.	6,900	231,633
Automatic Data Processing, Inc.	13,009	1,043,712
Equifax, Inc.	1,742	169,131
H&R Block, Inc.	57,563	1,706,743
McKesson Corp.	7,345	1,651,229
Moody’s Corp.	3,330	359,507
Paychex, Inc.	5,164	242,088
Quanta Services, Inc. (a)	13	375
Robert Half International, Inc.	1,826	101,343
Total System Services, Inc.	36,007	1,504,012
United Rentals, Inc. (a)	15,580	1,365,120
Visa, Inc. Class A	21,812	1,464,676
Western Union Co.	92,188	1,874,182

		11,713,751

Cosmetics & Personal Care — 0.7%
Colgate-Palmolive Co.	3,856	252,221
The Estee Lauder Cos., Inc. Class A	5,210	451,499
The Procter & Gamble Co.	54,129	4,235,053

		4,938,773

Foods — 0.7%
Campbell Soup Co.	1,624	77,384
ConAgra Foods, Inc.	3,574	156,255
General Mills, Inc.	12,462	694,383
The Hershey Co.	1,647	146,303
Hormel Foods Corp.	1,666	93,912
The J.M. Smucker Co.	1,925	208,689
Kellogg Co.	9,128	572,326
Kraft Foods Group, Inc.	758	64,536
The Kroger Co.	20,029	1,452,303
McCormick & Co., Inc.	161	13,033
Mondelez International, Inc. Class A	23,975	986,331
Sysco Corp.	2,434	87,867
Tyson Foods, Inc. Class A	4,901	208,930
Whole Foods Market, Inc.	50	1,972

		4,764,224

	Number of Shares	Value
Health Care – Products — 2.1%
Baxter International, Inc.	1,361	$95,175
Becton, Dickinson & Co.	820	116,153
Boston Scientific Corp. (a)	33,304	589,481
C.R. Bard, Inc.	1,172	200,060
Edwards Lifesciences Corp. (a)	10,200	1,452,786
Intuitive Surgical, Inc. (a)	46	22,287
Johnson & Johnson	62,162	6,058,309
Medtronic PLC	47,300	3,504,930
St. Jude Medical, Inc.	3,491	255,087
Stryker Corp.	5,150	492,186
Varian Medical Systems, Inc. (a)	3,697	311,768
Zimmer Biomet Holdings, Inc.	4,615	504,096

		13,602,318

Health Care – Services — 1.9%
Aetna, Inc.	8,537	1,088,126
Anthem, Inc.	10,826	1,776,980
Cigna Corp.	5,332	863,784
DaVita HealthCare Partners, Inc. (a)	30	2,384
HCA Holdings, Inc. (a)	20,100	1,823,472
Humana, Inc.	2,174	415,843
Laboratory Corporation of America Holdings (a)	1,842	223,287
Quest Diagnostics, Inc.	10,709	776,617
Tenet Healthcare Corp. (a)	49	2,836
Thermo Fisher Scientific, Inc.	10,231	1,327,574
UnitedHealth Group, Inc.	32,214	3,930,108
Universal Health Services, Inc. Class B	1,570	223,097

		12,454,108

Household Products — 0.4%
Avery Dennison Corp.	28,815	1,755,986
The Clorox Co.	7,803	811,668
Kimberly-Clark Corp.	2,935	311,022

		2,878,676

Pharmaceuticals — 4.1%
Abbott Laboratories	29,822	1,463,664
AbbVie, Inc.	41,122	2,762,987
Allergan PLC (a)	7,211	2,188,250
AmerisourceBergen Corp.	12,607	1,340,628
Bristol-Myers Squibb Co.	12,267	816,246
Cardinal Health, Inc.	10,878	909,945
DENTSPLY International, Inc.	11,856	611,177
Eli Lilly & Co.	6,614	552,203
Endo International PLC (a)	6,700	533,655
Express Scripts Holding Co. (a)	20,801	1,850,041
Hospira, Inc. (a)	3,017	267,638
Mallinckrodt PLC (a)	14,960	1,761,091
Mead Johnson Nutrition Co.	2,912	262,721
Merck & Co., Inc.	114,883	6,540,289

9

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Mylan NV (a)	47	$3,190
Patterson Cos., Inc.	86	4,184
Perrigo Co. PLC	210	38,814
Pfizer, Inc.	148,841	4,990,639
Zoetis, Inc.	20	964

		26,898,326

		111,122,260

Diversified — 0.0%
Holding Company – Diversified — 0.0%
Leucadia National Corp.	12,537	304,398

Energy — 4.2%
Coal — 0.0%
CONSOL Energy, Inc.	81	1,761

Energy – Alternate Sources — 0.0%
First Solar, Inc. (a)	1,800	84,564

Oil & Gas — 3.4%
Anadarko Petroleum Corp.	48	3,747
Apache Corp.	21	1,210
Cabot Oil & Gas Corp.	48	1,514
Chesapeake Energy Corp.	47,690	532,697
Chevron Corp.	28,578	2,756,920
ConocoPhillips	39	2,395
Devon Energy Corp.	47	2,796
Diamond Offshore Drilling, Inc.	778	20,080
Ensco PLC Class A	51,900	1,155,813
EOG Resources, Inc.	78	6,829
EQT Corp.	97	7,890
Exxon Mobil Corp.	87,997	7,321,350
Helmerich & Payne, Inc.	60	4,225
Hess Corp.	9,832	657,564
Marathon Oil Corp.	9,827	260,809
Marathon Petroleum Corp.	38,506	2,014,249
Murphy Oil Corp.	6,611	274,819
Noble Corp. PLC	44,100	678,699
Noble Energy, Inc.	56	2,390
Occidental Petroleum Corp.	18,915	1,471,019
Phillips 66	9,869	795,047
Pioneer Natural Resources Co.	1	139
QEP Resources, Inc.	89	1,647
Range Resources Corp.	99	4,889
Tesoro Corp.	11,087	935,854
Valero Energy Corp.	53,900	3,374,140

		22,288,731

Oil & Gas Services — 0.8%
Baker Hughes, Inc.	1,531	94,463
Cameron International Corp. (a)	19,506	1,021,529
FMC Technologies, Inc. (a)	40	1,660
Halliburton Co.	67	2,886
National Oilwell Varco, Inc.	15,994	772,190

	Number of Shares	Value
Schlumberger Ltd.	23,544	$2,029,257
Transocean Ltd.	76,500	1,233,180

		5,155,165

Pipelines — 0.0%
Kinder Morgan, Inc.	38	1,459
Spectra Energy Corp.	64	2,086
The Williams Cos., Inc.	48	2,755

		6,300

		27,536,521

Financial — 11.2%
Banks — 2.8%
Bank of America Corp.	83,098	1,414,328
The Bank of New York Mellon Corp.	30,007	1,259,394
BB&T Corp.	9,066	365,450
Capital One Financial Corp.	17,942	1,578,358
Comerica, Inc.	4,421	226,886
Fifth Third Bancorp	89,921	1,872,155
Huntington Bancshares, Inc.	23,000	260,130
KeyCorp	17,364	260,807
M&T Bank Corp.	1,355	169,280
Northern Trust Corp.	12,559	960,261
PNC Financial Services Group, Inc.	7,118	680,837
Regions Financial Corp.	63,715	660,087
State Street Corp.	8,176	629,552
SunTrust Banks, Inc.	17,100	735,642
U.S. Bancorp	18,602	807,327
Wells Fargo & Co.	123,916	6,969,036
Zions Bancorp	41	1,301

		18,850,831

Diversified Financial — 3.8%
American Express Co.	2,249	174,792
Ameriprise Financial, Inc.	1,736	216,879
BlackRock, Inc.	1,770	612,385
The Charles Schwab Corp.	15,012	490,142
Citigroup, Inc.	111,451	6,156,553
CME Group, Inc.	8,290	771,467
Discover Financial Services	1,983	114,260
E*TRADE Financial Corp. (a)	14,161	424,122
Franklin Resources, Inc.	9,087	445,536
The Goldman Sachs Group, Inc.	13,980	2,918,884
Intercontinental Exchange, Inc.	2,893	646,904
Invesco Ltd.	8,012	300,370
JP Morgan Chase & Co.	113,022	7,658,371
Legg Mason, Inc.	926	47,717
Morgan Stanley	54,797	2,125,576
The NASDAQ OMX Group, Inc.	2,545	124,221
Navient Corp.	71,491	1,301,851
T. Rowe Price Group, Inc.	4,906	381,343

		24,911,373

10

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Insurance — 3.8%
ACE Ltd.	13,610	$1,383,865
Aflac, Inc.	14,472	900,158
The Allstate Corp.	11,435	741,788
American International Group, Inc.	44,946	2,778,562
Aon PLC	8,335	830,833
Assurant, Inc.	96	6,432
Berkshire Hathaway, Inc. Class B (a)	57,866	7,876,141
The Chubb Corp.	8,020	763,023
Cincinnati Financial Corp.	6,019	302,033
Genworth Financial, Inc. Class A (a)	95,929	726,183
The Hartford Financial Services Group, Inc.	34,552	1,436,327
Lincoln National Corp.	10,951	648,518
Loews Corp.	1,883	72,514
Marsh & McLennan Cos., Inc.	5,813	329,597
MetLife, Inc.	32,090	1,796,719
Principal Financial Group, Inc.	17,529	899,062
The Progressive Corp.	18,114	504,113
Prudential Financial, Inc.	8,027	702,523
Torchmark Corp.	9,982	581,152
The Travelers Cos., Inc.	7,907	764,291
Unum Group	20,531	733,983
XL Group PLC	20,188	750,994

		25,528,811

Real Estate — 0.0%
CBRE Group, Inc. (a)	87	3,219

Real Estate Investment Trusts (REITS) — 0.8%
American Tower Corp.	589	54,948
Apartment Investment & Management Co. Class A	14,885	549,703
AvalonBay Communities, Inc.	4,251	679,607
Boston Properties, Inc.	1,573	190,396
Crown Castle International Corp.	700	56,210
Equity Residential	12,356	867,021
General Growth Properties, Inc.	19,700	505,502
HCP, Inc.	4,935	179,979
Health Care REIT, Inc.	8,072	529,765
Host Hotels & Resorts, Inc.	4,537	89,969
Iron Mountain, Inc.	48	1,488
Kimco Realty Corp.	7,667	172,814
The Macerich Co.	2,400	179,040
Plum Creek Timber Co., Inc.	63	2,556
Prologis, Inc.	14,638	543,070
Public Storage	143	26,365
Simon Property Group, Inc.	2,895	500,893
Ventas, Inc.	25	1,552
Vornado Realty Trust	373	35,409
Weyerhaeuser Co.	26	819

		5,167,106

	Number of Shares	Value
Savings & Loans — 0.0%
Hudson City Bancorp, Inc.	30	$296
People’s United Financial, Inc.	5,451	88,361

		88,657

		74,549,997

Industrial — 5.5%
Aerospace & Defense — 1.4%
The Boeing Co.	14,602	2,025,589
General Dynamics Corp.	16,722	2,369,340
L-3 Communications Holdings, Inc.	2,860	324,267
Lockheed Martin Corp.	2,135	396,896
Northrop Grumman Corp.	6,828	1,083,126
Raytheon Co.	9,759	933,741
Rockwell Collins, Inc.	2,268	209,450
United Technologies Corp.	13,990	1,551,911

		8,894,320

Building Materials — 0.1%
Masco Corp.	33,725	899,446

Electrical Components & Equipment — 0.0%
Emerson Electric Co.	3,469	192,287

Electronics — 0.2%
Agilent Technologies, Inc.	3,963	152,892
Allegion PLC	33	1,985
Amphenol Corp. Class A	64	3,710
FLIR Systems, Inc.	252	7,767
Garmin Ltd.	1,900	83,467
PerkinElmer, Inc.	20	1,053
TE Connectivity Ltd.	4,800	308,640
Waters Corp. (a)	7,680	985,958

		1,545,472

Engineering & Construction — 0.0%
Fluor Corp.	2,909	154,206
Jacobs Engineering Group, Inc. (a)	1,420	57,681

		211,887

Environmental Controls — 0.2%
Republic Services, Inc.	337	13,200
Stericycle, Inc. (a)	97	12,989
Waste Management, Inc.	33,373	1,546,839

		1,573,028

Hand & Machine Tools — 0.1%
Snap-on, Inc.	1,671	266,107
Stanley Black & Decker, Inc.	1,929	203,008

		469,115

Machinery – Construction & Mining — 0.3%
Caterpillar, Inc.	21,775	1,846,956
Ingersoll-Rand PLC	6,000	404,520

		2,251,476

11

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Machinery – Diversified — 0.6%
Cummins, Inc.	3,945	$517,545
Deere & Co.	13,450	1,305,322
Flowserve Corp.	2,170	114,272
Rockwell Automation, Inc.	2,163	269,596
Roper Technologies, Inc.	7,693	1,326,735
Xylem, Inc.	3,355	124,370

		3,657,840

Manufacturing — 1.4%
3M Co.	8,582	1,324,203
Danaher Corp.	3,156	270,122
Dover Corp.	3,173	222,681
Eaton Corp. PLC	2,166	146,183
General Electric Co.	185,186	4,920,392
Honeywell International, Inc.	82	8,362
Illinois Tool Works, Inc.	17,355	1,593,016
Leggett & Platt, Inc.	2,386	116,151
Pall Corp.	61	7,591
Parker Hannifin Corp.	2,428	282,449
Pentair PLC	4,723	324,706
Textron, Inc.	4,572	204,048

		9,419,904

Metal Fabricate & Hardware — 0.0%
Precision Castparts Corp.	6	1,199

Packaging & Containers — 0.5%
Ball Corp.	15,902	1,115,525
Owens-Illinois, Inc. (a)	12,816	293,999
Sealed Air Corp.	33,553	1,723,953

		3,133,477

Transportation — 0.7%
American ExpressNorfolk Southern Corp.	413	36,079
C.H. Robinson Worldwide, Inc.	11,320	706,255
CSX Corp.	7	228
Expeditors International of Washington, Inc.	26	1,199
FedEx Corp.	4,170	710,568
Ryder System, Inc.	5,938	518,803
Union Pacific Corp.	6,932	661,105
United Parcel Service, Inc. Class B	18,670	1,809,310

		4,443,547

		36,692,998

Technology — 10.7%
Computers — 5.5%
Accenture PLC Class A	20,500	1,983,990
Apple, Inc.	174,347	21,867,472
Cognizant Technology Solutions Corp. Class A (a)	56	3,421

	Number of Shares	Value
Computer Sciences Corp.	29,926	$1,964,343
EMC Corp.	51,624	1,362,357
Hewlett-Packard Co.	61,774	1,853,838
International Business Machines Corp.	23,780	3,868,055
NetApp, Inc.	20,898	659,541
SanDisk Corp.	9,283	540,456
Seagate Technology PLC	22,000	1,045,000
Teradata Corp. (a)	31,186	1,153,882
Western Digital Corp.	6,262	491,066

		36,793,421

Office Equipment/Supplies — 0.3%
Pitney Bowes, Inc.	74,389	1,548,035
Xerox Corp.	64,245	683,567

		2,231,602

Semiconductors — 1.4%
Altera Corp.	6,186	316,723
Analog Devices, Inc.	7,354	472,016
Applied Materials, Inc.	2,539	48,800
Avago Technologies Ltd.	2,900	385,497
Broadcom Corp. Class A	64	3,295
Intel Corp.	109,623	3,334,184
KLA-Tencor Corp.	89	5,003
Lam Research Corp.	20,723	1,685,816
Linear Technology Corp.	1,805	79,835
Microchip Technology, Inc.	4,621	219,151
Micron Technology, Inc. (a)	45,717	861,308
NVIDIA Corp.	6,326	127,216
Skyworks Solutions, Inc.	4,390	456,999
Texas Instruments, Inc.	12,974	668,291
Xilinx, Inc.	7,356	324,841

		8,988,975

Software — 3.5%
Adobe Systems, Inc. (a)	13,240	1,072,572
Autodesk, Inc. (a)	6,037	302,303
CA, Inc.	48,273	1,413,916
Cerner Corp. (a)	800	55,248
Citrix Systems, Inc. (a)	5,477	384,266
The Dun & Bradstreet Corp.	6,456	787,632
Electronic Arts, Inc. (a)	12,737	847,011
Fidelity National Information Services, Inc.	5,300	327,540
Fiserv, Inc. (a)	9,976	826,312
Intuit, Inc.	6,190	623,766
Microsoft Corp.	288,195	12,723,809
Oracle Corp.	82,857	3,339,137
Red Hat, Inc. (a)	2,321	176,234
Salesforce.com, Inc. (a)	44	3,064

		22,882,810

		70,896,808

12

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Utilities — 1.6%
Electric — 1.5%
The AES Corp.	99,687	$1,321,850
Ameren Corp.	6,360	239,645
American Electric Power Co., Inc.	8,385	444,153
CenterPoint Energy, Inc.	7,431	141,412
CMS Energy Corp.	7,903	251,631
Consolidated Edison, Inc.	2,782	161,022
Dominion Resources, Inc.	1,716	114,749
DTE Energy Co.	5,060	377,678
Duke Energy Corp.	2,690	189,968
Edison International	9,926	551,687
Entergy Corp.	18,898	1,332,309
Eversource Energy	812	36,873
Exelon Corp.	7,240	227,481
FirstEnergy Corp.	3,680	119,784
NextEra Energy, Inc.	4,060	398,002
NRG Energy, Inc.	8,200	187,616
Pepco Holdings, Inc.	20,043	539,958
PG&E Corp.	11,416	560,526
Pinnacle West Capital Corp.	1,496	85,107
PPL Corp.	16,718	492,679
Public Service Enterprise Group, Inc.	39,724	1,560,359
SCANA Corp.	3,747	189,785
The Southern Co.	3,622	151,762
Talen Energy Corp. (a)	2,088	35,830
TECO Energy, Inc.	95	1,678
WEC Energy Group, Inc.	4,543	204,295
Xcel Energy, Inc.	5,472	176,089

		10,093,928

Gas — 0.1%
AGL Resources, Inc.	2,562	119,287
NiSource, Inc.	713	32,506
Sempra Energy	1,261	124,763

		276,556

		10,370,484

TOTAL COMMON STOCK (Cost $301,223,967)		434,076,153

PREFERRED STOCK — 0.3%
Consumer, Non-cyclical — 0.1%
Pharmaceuticals — 0.1%
Allergan PLC 5.500%	415	432,671

Energy — 0.1%
Oil & Gas — 0.1%
Anadarko Petroleum Corp. 7.500%	10,200	514,182
Southwestern Energy Co. 6.250%	4,750	234,507

		748,689

	Number of Shares	Value
Financial — 0.1%
Insurance — 0.1%
The Allstate Corp. 5.100%	20,000	$501,400

TOTAL PREFERRED STOCK (Cost $1,667,765)		1,682,760

TOTAL EQUITIES (Cost $302,891,732)		435,758,913

	Principal Amount
BONDS & NOTES — 31.7%

CORPORATE DEBT — 15.8%
Advertising — 0.0%
WPP Finance 2010 4.750% 11/21/21	$85,000	92,685
WPP Finance 2010 5.625% 11/15/43	204,000	220,163

		312,848

Aerospace & Defense — 0.1%
Exelis, Inc. 4.250% 10/01/16	315,000	325,084
Harris Corp. 3.832% 4/27/25	180,000	174,973
United Technologies Corp. 6.125% 7/15/38	80,000	97,558

		597,615

Agriculture — 0.1%
Altria Group, Inc. 4.250% 8/09/42	105,000	93,188
Bunge Ltd. Finance Corp. 3.200% 6/15/17	225,000	231,668
Philip Morris International, Inc. 6.375% 5/16/38	35,000	42,942
Reynolds American, Inc. 2.300% 6/12/18	180,000	181,346
Reynolds American, Inc. 3.250% 6/12/20	130,000	131,677
Reynolds American, Inc. 5.850% 8/15/45	120,000	125,867

		806,688

Airlines — 0.0%
American Airlines Pass Through Trust, Series 2014-1, Class A 3.700% 4/01/28	101,923	101,923
American Airlines Pass-Through Trust, Series 2014-1, Class B 4.375% 4/01/24	42,926	43,569

13

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
United Airlines Pass-Through Trust, Series 2014-1, Class A 4.000% 10/11/27	$130,000	$131,300

		276,792

Auto Manufacturers — 0.1%
General Motors Co. 5.200% 4/01/45	260,000	257,515
Hyundai Capital America (b) 2.550% 2/06/19	170,000	171,326

		428,841

Automotive & Parts — 0.0%
Lear Corp. 4.750% 1/15/23	75,000	73,875

Banks — 1.4%
Associated Banc-Corp. 2.750% 11/15/19	460,000	460,539
Associated Banc-Corp. 4.250% 1/15/25	735,000	724,153
Associated Banc-Corp. 5.125% 3/28/16	350,000	360,485
Bank of America Corp. 3.950% 4/21/25	1,160,000	1,117,300
Bank of America Corp. 4.000% 4/01/24	360,000	366,327
Bank of America Corp. 5.875% 2/07/42	95,000	109,560
Barclays PLC 4.375% 9/11/24	235,000	225,381
Compass Bank 3.875% 4/10/25	500,000	470,727
Credit Agricole SA (b) 2.750% 6/10/20	320,000	319,792
Discover Bank 2.000% 2/21/18	250,000	249,388
First Horizon National Corp. 5.375% 12/15/15	635,000	644,735
FirstMerit Corp. 4.350% 2/04/23	80,000	82,677
ICICI Bank Ltd. (b) 4.700% 2/21/18	395,000	415,631
ICICI Bank Ltd. (b) 4.750% 11/25/16	290,000	301,432
Itau Unibanco Holding SA (b) 2.850% 5/26/18	795,000	788,640
JP Morgan Chase & Co. 3.375% 5/01/23	140,000	135,943
JP Morgan Chase & Co. 3.875% 9/10/24	220,000	216,459
Morgan Stanley 3.950% 4/23/27	175,000	165,005

	Principal Amount	Value
Regions Financial Corp. 7.500% 5/15/18	$130,000	$149,218
Santander Holdings USA, Inc. 2.650% 4/17/20	330,000	324,426
Skandinaviska Enskilda Banken AB (b) 2.375% 3/25/19	200,000	201,960
Societe Generale SA (b) 4.250% 4/14/25	225,000	211,558
State Street Corp. 3.300% 12/16/24	365,000	364,365
SVB Financial Group 3.500% 1/29/25	560,000	539,582
SVB Financial Group 5.375% 9/15/20	75,000	83,575
Valley National Bancorp 5.125% 9/27/23	245,000	259,804
Wachovia Bank NA 6.600% 1/15/38	50,000	64,825

		9,353,487

Beverages — 0.1%
Anheuser-Busch Cos, Inc. 6.500% 2/01/43	25,000	31,806
Pernod Ricard SA (b) 2.950% 1/15/17	300,000	306,558

		338,364

Biotechnology — 0.0%
Amgen, Inc. 5.150% 11/15/41	225,000	231,064

Building Materials — 0.4%
CRH America, Inc. (b) 3.875% 5/18/25	285,000	282,419
CRH America, Inc. 8.125% 7/15/18	220,000	258,021
Lafarge SA (b) 6.200% 7/09/15	600,000	599,730
Lafarge SA 6.500% 7/15/16	190,000	199,025
Martin Marietta Material, Inc. FRN 1.373% 6/30/17	220,000	219,079
Masco Corp. 4.450% 4/01/25	560,000	561,400
Owens Corning, Inc. 4.200% 12/01/24	205,000	201,221
Owens Corning, Inc. 6.500% 12/01/16	13,000	13,825
Owens Corning, Inc. 9.000% 6/15/19	55,000	65,602

		2,400,322

14

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Chemicals — 0.6%
Ashland, Inc. STEP 4.750% 8/15/22	$1,575,000	$1,545,469
Cabot Corp. 5.000% 10/01/16	390,000	408,299
Cytec Industries, Inc. 8.950% 7/01/17	38,000	42,659
The Dow Chemical Co. 8.550% 5/15/19	65,000	79,250
Ecolab, Inc. 4.350% 12/08/21	75,000	80,913
Incitec Pivot Finance LLC (b) 6.000% 12/10/19	110,000	121,811
Incitiec Pivot Ltd (b) 4.000% 12/07/15	463,000	468,076
Methanex Corp. 5.250% 3/01/22	20,000	21,397
Rockwood Specialties Group, Inc. 4.625% 10/15/20	690,000	718,462
RPM International, Inc. 3.450% 11/15/22	250,000	241,124
RPM International, Inc. 6.125% 10/15/19	100,000	112,502
RPM International, Inc. 6.500% 2/15/18	205,000	226,585
Valspar Corp. 7.250% 6/15/19	125,000	144,592

		4,211,139

Commercial Services — 0.3%
The ADT Corp. 2.250% 7/15/17	290,000	287,158
Cardtronics, Inc., Convertible 1.000% 12/01/20	200,000	196,250
ERAC USA Finance LLC (b) 2.800% 11/01/18	65,000	66,302
ERAC USA Finance LLC (b) 6.700% 6/01/34	78,000	94,917
Leidos Holdings, Inc. 4.450% 12/01/20	835,000	837,998
Verisk Analytics, Inc. 4.000% 6/15/25	430,000	421,101

		1,903,726

Computers — 0.1%
SanDisk Corp., Convertible 0.500% 10/15/20	405,000	392,597

Cosmetics & Personal Care — 0.0%
Avon Products, Inc. 6.500% 3/01/19	130,000	125,450
The Procter & Gamble Co. 5.800% 8/15/34	45,000	55,724

		181,174

	Principal Amount	Value
Distribution & Wholesale — 0.1%
Arrow Electronics, Inc. 4.500% 3/01/23	$105,000	$107,311
Ingram Micro, Inc. 4.950% 12/15/24	480,000	490,627

		597,938

Diversified Financial — 1.7%
AerCap Ireland Capital Ltd. (b) 4.500% 5/15/21	765,000	768,825
Affiliated Managers Group, Inc. 3.500% 8/01/25	290,000	280,847
Affiliated Managers Group, Inc. 4.250% 2/15/24	216,000	222,569
Air Lease Corp. 3.375% 1/15/19	375,000	382,031
Air Lease Corp. 3.875% 4/01/21	265,000	267,650
Air Lease Corp. 5.625% 4/01/17	80,000	84,800
American Express Co. VRN 6.800% 9/01/66	20,000	20,578
Ares Finance Co. LLC (b) 4.000% 10/08/24	355,000	341,626
Citigroup, Inc. 3.875% 3/26/25	1,795,000	1,719,439
Citigroup, Inc. 5.375% 8/09/20	245,000	273,915
Citigroup, Inc. 5.875% 1/30/42	100,000	116,986
Citigroup, Inc. 8.125% 7/15/39	90,000	129,183
Citigroup, Inc. 8.500% 5/22/19	123,000	150,023
Eaton Vance Corp. 3.625% 6/15/23	97,000	97,022
General Electric Capital Corp. 4.625% 1/07/21	225,000	247,726
The Goldman Sachs Group, Inc. 5.375% 3/15/20	225,000	250,542
The Goldman Sachs Group, Inc. 5.625% 1/15/17	455,000	481,807
The Goldman Sachs Group, Inc. 5.750% 1/24/22	200,000	227,494
The Goldman Sachs Group, Inc. 6.250% 2/01/41	60,000	71,013
The Goldman Sachs Group, Inc. 6.345% 2/15/34	75,000	86,988
The Goldman Sachs Group, Inc. 6.750% 10/01/37	75,000	87,971
Hyundai Capital America (b) 2.875% 8/09/18	135,000	138,192
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 3.500% 3/15/17	1,015,000	1,021,344

The accompanying notes are an integral part of the financial statements.

15

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
International Lease Finance Corp. 3.875% 4/15/18	$270,000	$271,350
International Lease Finance Corp. 5.750% 5/15/16	865,000	886,625
Janus Capital Group, Inc. 6.700% 6/15/17	375,000	408,106
JP Morgan Chase & Co. 4.500% 1/24/22	200,000	214,335
JP Morgan Chase & Co. 4.950% 3/25/20	50,000	55,114
JP Morgan Chase & Co. 5.600% 7/15/41	195,000	221,083
Lazard Group LLC 4.250% 11/14/20	600,000	630,876
Lazard Group LLC 6.850% 6/15/17	41,000	44,789
Legg Mason, Inc. 5.625% 1/15/44	165,000	176,045
Merrill Lynch & Co., Inc. 7.750% 5/14/38	95,000	126,491
Morgan Stanley 4.350% 9/08/26	130,000	127,384
Morgan Stanley 5.450% 1/09/17	265,000	280,820
Morgan Stanley 5.625% 9/23/19	235,000	263,340
Morgan Stanley 5.750% 1/25/21	115,000	131,021
Stifel Financial Corp. 4.250% 7/18/24	140,000	138,329

		11,444,279

Electric — 0.9%
Appalachian Power Co. 3.400% 6/01/25	355,000	349,946
Commonwealth Edison Co. 3.700% 3/01/45	305,000	273,850
Entergy Louisiana LLC 4.950% 1/15/45	165,000	162,583
Florida Power & Light Co. 4.950% 6/01/35	125,000	137,179
IPALCO Enterprises, Inc. (b) 3.450% 7/15/20	800,000	796,000
Kansas Gas & Electric Co. 5.647% 3/29/21	156,984	158,554
LG&E and KU Energy LLC 4.375% 10/01/21	275,000	298,262
Metropolitan Edison Co. (b) 4.000% 4/15/25	215,000	214,447
National Fuel Gas Co. 3.750% 3/01/23	125,000	115,901
Nevada Power Co. Series N 6.650% 4/01/36	135,000	173,996

	Principal Amount	Value
Niagara Mohawk Power Corp. (b) 2.721% 11/28/22	$200,000	$191,544
NiSource Finance Corp. 4.800% 2/15/44	200,000	203,930
NiSource Finance Corp. 5.800% 2/01/42	175,000	203,869
Oncor Electric Delivery Co. 7.500% 9/01/38	40,000	56,246
Pacific Gas & Electric Co. 5.800% 3/01/37	120,000	138,819
Pennsylvania Electric Co. (b) 4.150% 4/15/25	295,000	294,246
PPL Capital Funding, Inc. 5.000% 3/15/44	190,000	199,655
Progress Energy, Inc. 7.000% 10/30/31	25,000	31,521
Puget Energy, Inc. (b) 3.650% 5/15/25	350,000	342,560
Puget Energy, Inc. 6.500% 12/15/20	271,000	317,247
Puget Sound Energy, Inc. 4.300% 5/20/45	625,000	621,501
Southern California Edison Co. 5.950% 2/01/38	105,000	127,734
Transelec SA (b) 4.625% 7/26/23	175,000	179,997
Tri-State Generation & Transmission Association, Series 2003, Class A (b) 6.040% 1/31/18	108,975	115,557
Virginia Electric and Power Co. 6.350% 11/30/37	150,000	191,306
Wisconsin Public Service Corp. 5.650% 11/01/17	225,000	241,884

		6,138,334

Electronics — 0.2%
Amphenol Corp. 4.000% 2/01/22	100,000	103,149
Arrow Electronics, Inc. 3.500% 4/01/22	255,000	251,012
Arrow Electronics, Inc. 6.000% 4/01/20	220,000	247,297
Avnet, Inc. 4.875% 12/01/22	123,000	128,060
Flextronics International Ltd. (b) 4.750% 6/15/25	270,000	267,894
Jabil Circuit, Inc. 8.250% 3/15/18	95,000	107,588

		1,105,000

Environmental Controls — 0.1%
Republic Services, Inc. 3.200% 3/15/25	500,000	480,903

The accompanying notes are an integral part of the financial statements.

16

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Republic Services, Inc. 5.250% 11/15/21	$25,000	$28,017

		508,920

Foods — 0.2%
ConAgra Foods, Inc. 4.950% 8/15/20	150,000	162,606
ConAgra Foods, Inc. 6.625% 8/15/39	75,000	79,702
ConAgra Foods, Inc. 7.000% 4/15/19	153,000	174,744
JBS Investments GmbH (b) 7.750% 10/28/20	225,000	244,688
Kraft Foods, Inc. 6.500% 2/09/40	63,000	78,007
Tyson Foods, Inc. 2.650% 8/15/19	65,000	65,429
Tyson Foods, Inc. 3.950% 8/15/24	140,000	141,027
Tyson Foods, Inc. 4.875% 8/15/34	105,000	105,655
Tyson Foods, Inc. 6.600% 4/01/16	220,000	228,408
WM Wrigley Jr. Co. (b) 2.400% 10/21/18	80,000	81,137

		1,361,403

Forest Products & Paper — 0.1%
Domtar Corp. 9.500% 8/01/16	30,000	32,302
Domtar Corp. 10.750% 6/01/17	40,000	46,305
International Paper Co. 4.750% 2/15/22	100,000	108,248
International Paper Co. 7.300% 11/15/39	110,000	134,627
International Paper Co. 9.375% 5/15/19	70,000	86,622
Sappi Papier Holding GmbH (b) 7.750% 7/15/17	200,000	214,000

		622,104

Gas — 0.1%
Boston Gas Co. (b) 4.487% 2/15/42	100,000	100,361
The Laclede Group, Inc. 4.700% 8/15/44	290,000	288,801

		389,162

Hand & Machine Tools — 0.0%
Kennametal, Inc. 2.650% 11/01/19	150,000	149,076

Health Care – Products — 0.2%
Boston Scientific Corp. 6.000% 1/15/20	170,000	192,504

	Principal Amount	Value
Johnson & Johnson 5.850% 7/15/38	$40,000	$50,779
Zimmer Biomet Holdings, Inc. 3.550% 4/01/25	465,000	449,277
Zimmer Biomet Holdings, Inc. 4.450% 8/15/45	585,000	536,595

		1,229,155

Health Care – Services — 0.2%
Anthem, Inc., Convertible 2.750% 10/15/42	100,000	219,438
Cigna Corp. 5.125% 6/15/20	100,000	112,128
Howard Hughes Medical Institute 3.500% 9/01/23	150,000	154,491
Kaiser Foundation Hospitals 3.500% 4/01/22	75,000	75,935
Laboratory Corp. of America Holdings 3.600% 2/01/25	150,000	143,462
Roche Holdings, Inc. (b) 6.000% 3/01/19	27,000	30,725
UnitedHealth Group, Inc. 3.950% 10/15/42	55,000	49,763
UnitedHealth Group, Inc. 6.875% 2/15/38	230,000	302,530

		1,088,472

Holding Company – Diversified — 0.0%
Hutchison Whampoa International Ltd. (b) 5.750% 9/11/19	220,000	248,187

Home Builders — 0.1%
Lennar Corp. 4.500% 11/15/19	516,000	522,450

Home Furnishing — 0.0%
Whirlpool Corp. 3.700% 3/01/23	110,000	110,642
Whirlpool Corp. 5.150% 3/01/43	50,000	51,240

		161,882

Household Products — 0.1%
Jarden Corp., Convertible 1.500% 6/15/19	271,000	376,351

Insurance — 1.1%
The Allstate Corp. 5.550% 5/09/35	150,000	177,162
The Allstate Corp. VRN 5.750% 8/15/53	320,000	338,000
The Allstate Corp. 7.450% 5/16/19	18,000	21,510
Arch Capital Group US, Inc. 5.144% 11/01/43	170,000	173,716
AXIS Specialty Finance PLC 2.650% 4/01/19	95,000	94,841

The accompanying notes are an integral part of the financial statements.

17

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Brown & Brown, Inc. 4.200% 9/15/24	$300,000	$296,124
The Chubb Corp. VRN 6.375% 3/29/67	400,000	419,600
CNA Financial Corp. 3.950% 5/15/24	180,000	178,777
CNA Financial Corp. 7.350% 11/15/19	180,000	212,762
Five Corners Funding Trust (b) 4.419% 11/15/23	215,000	222,087
The Hartford Financial Services Group, Inc. VRN 8.125% 6/15/38	270,000	303,413
Liberty Mutual Group, Inc. (b) 4.250% 6/15/23	97,000	99,755
Marsh & McLennan Cos., Inc. 4.800% 7/15/21	200,000	221,076
Marsh & McLennan Cos., Inc. 5.875% 8/01/33	100,000	113,495
MetLife Capital Trust IV (b) 7.875% 12/15/37	345,000	433,320
Principal Financial Group, Inc. 8.875% 5/15/19	120,000	147,726
The Progressive Corp. VRN 6.700% 6/15/37	356,000	371,130
Prudential Financial, Inc. 4.500% 11/15/20	125,000	136,733
Prudential Financial, Inc. VRN 5.200% 3/15/44	305,000	302,103
Prudential Financial, Inc. VRN 5.625% 6/15/43	245,000	253,943
Prudential Financial, Inc. 6.200% 11/15/40	75,000	87,928
Prudential Financial, Inc. VRN 8.875% 6/15/38	260,000	304,200
QBE Capital Funding III Ltd. VRN (b) 7.250% 5/24/41	200,000	221,203
QBE Insurance Group Ltd. (b) 2.400% 5/01/18	115,000	115,637
Reinsurance Group of America, Inc. 4.700% 9/15/23	225,000	238,780
Reinsurance Group of America, Inc. 5.000% 6/01/21	225,000	246,608
Reinsurance Group of America, Inc. 6.450% 11/15/19	220,000	253,457
The Travelers Cos., Inc. 6.250% 6/15/37	125,000	156,849
USF&G Capital I (b) 8.500% 12/15/45	150,000	211,816
Voya Financial, Inc. 5.500% 7/15/22	125,000	140,355
Voya Financial, Inc. VRN 5.650% 5/15/53	205,000	209,356

	Principal Amount	Value
Willis Group Holdings PLC 5.750% 3/15/21	$230,000	$258,021
Willis North America, Inc. 7.000% 9/29/19	97,000	110,525
XLIT Ltd. 4.450% 3/31/25	170,000	168,513

		7,240,521

Internet — 0.3%
Baidu, Inc. 3.250% 8/06/18	285,000	293,316
Expedia, Inc. 4.500% 8/15/24	870,000	877,505
Expedia, Inc. 7.456% 8/15/18	425,000	488,068
LinkedIn Corp., Convertible (b) 0.500% 11/01/19	225,000	225,703
Tencent Holdings Ltd. (b) 2.875% 2/11/20	215,000	214,707

		2,099,299

Investment Companies — 0.2%
Ares Capital Corp. 3.875% 1/15/20	505,000	513,324
FS Investment Corp. 4.000% 7/15/19	390,000	396,308
Glencore Finance Canada Co. (b) 2.050% 10/23/15	225,000	225,576
Glencore Finance Canada Co. (b) 5.800% 11/15/16	195,000	205,247

		1,340,455

Iron & Steel — 0.4%
Allegheny Technologies, Inc. 9.375% 6/01/19	180,000	211,500
ArcelorMittal 4.500% 8/05/15	414,000	414,128
ArcelorMittal 5.125% 6/01/20	320,000	324,400
ArcelorMittal 5.250% 2/25/17	70,000	72,713
ArcelorMittal 6.000% 8/05/20	285,000	297,825
ArcelorMittal 6.125% 6/01/18	47,000	50,055
Commercial Metals Co. 6.500% 7/15/17	125,000	131,563
Glencore Funding LLC (b) 2.875% 4/16/20	605,000	593,004
Reliance Steel & Aluminum Co. 4.500% 4/15/23	145,000	142,643
Reliance Steel & Aluminum Co. 6.200% 11/15/16	245,000	257,893

The accompanying notes are an integral part of the financial statements.

18

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Reliance Steel & Aluminum Co. 6.850% 11/15/36	$255,000	$277,448

		2,773,172

Lodging — 0.1%
Choice Hotels International, Inc. 5.700% 8/28/20	250,000	269,375
Marriott International, Inc. 5.810% 11/10/15	70,000	71,176
Marriott International, Inc. 6.200% 6/15/16	160,000	167,450
Starwood Hotels & Resorts Worldwide, Inc. 6.750% 5/15/18	40,000	44,753

		552,754

Machinery – Diversified — 0.2%
CNH Industrial Capital LLC 3.250% 2/01/17	105,000	104,606
CNH Industrial Capital LLC 3.375% 7/15/19	230,000	223,100
CNH Industrial Capital LLC 3.625% 4/15/18	116,000	116,000
CNH Industrial Capital LLC 3.875% 11/01/15	380,000	380,950
CNH Industrial Capital LLC 6.250% 11/01/16	220,000	228,250
Xylem, Inc. 4.875% 10/01/21	100,000	108,331

		1,161,237

Manufacturing — 0.3%
General Electric Co. 4.125% 10/09/42	270,000	259,781
Harsco Corp 2.700% 10/15/15	1,098,000	1,098,000
SPX Corp. 6.875% 9/01/17	200,000	215,500
Tyco Electronics Group SA 6.550% 10/01/17	200,000	221,917

		1,795,198

Media — 0.1%
21st Century Fox America, Co. 6.900% 8/15/39	100,000	125,075
NBCUniversal Media LLC 6.400% 4/30/40	20,000	24,835
Time Warner Cable, Inc. 6.750% 6/15/39	110,000	117,442
Time Warner Cable, Inc. 8.250% 4/01/19	45,000	52,924
Time Warner Cable, Inc. 8.750% 2/14/19	65,000	77,197
Time Warner, Inc. 4.700% 1/15/21	125,000	135,076

	Principal Amount	Value
Time Warner, Inc. 6.100% 7/15/40	$135,000	$151,827
Time Warner, Inc. 6.250% 3/29/41	25,000	28,607

		712,983

Mining — 0.3%
Freeport-McMoRan Copper & Gold, Inc. 4.000% 11/14/21	795,000	780,670
Freeport-McMoRan, Inc. 2.375% 3/15/18	105,000	104,196
Freeport-McMoRan, Inc. 5.450% 3/15/43	155,000	129,403
Rio Tinto Finance USA Ltd. 9.000% 5/01/19	255,000	318,308
Vale Overseas Ltd. 6.250% 1/23/17	305,000	322,562
Vale Overseas Ltd. 6.875% 11/10/39	80,000	76,992

		1,732,131

Office Equipment/Supplies — 0.1%
Pitney Bowes, Inc. 4.625% 3/15/24	270,000	272,317
Pitney Bowes, Inc. 4.750% 1/15/16	125,000	127,267
Pitney Bowes, Inc. 4.750% 5/15/18	20,000	21,202
Pitney Bowes, Inc. 5.750% 9/15/17	31,000	33,473
Xerox Corp. 5.625% 12/15/19	10,000	11,212

		465,471

Office Furnishings — 0.0%
Steelcase, Inc. 6.375% 2/15/21	100,000	112,119

Oil & Gas — 1.2%
Anadarko Petroleum Corp. 6.450% 9/15/36	135,000	155,774
Chesapeake Energy Corp. 3.250% 3/15/16	725,000	722,281
Chesapeake Energy Corp., Convertible 2.250% 12/15/38	45,000	39,037
Chesapeake Energy Corp., Convertible 2.500% 5/15/37	460,000	435,850
Devon Energy Corp. 5.600% 7/15/41	175,000	183,217
Ensco PLC 5.200% 3/15/25	385,000	381,175
Helmerich & Payne International Drilling Co. (b) 4.650% 3/15/25	190,000	196,135

The accompanying notes are an integral part of the financial statements.

19

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Motiva Enterprises LLC (b) 6.850% 1/15/40	$170,000	$193,847
Newfield Exploration Co. 5.375% 1/01/26	713,000	705,870
Pemex Project Funding Master Trust 6.625% 6/15/38	37,000	39,035
Petrobras Global Finance BV 2.000% 5/20/16	195,000	192,693
Petrobras Global Finance BV 3.000% 1/15/19	110,000	101,658
Petrobras Global Finance BV 3.250% 3/17/17	560,000	552,222
Petrobras Global Finance BV 5.375% 1/27/21	240,000	230,832
Petrobras International Finance Co. 3.875% 1/27/16	275,000	276,174
Petrobras International Finance Co. 6.750% 1/27/41	100,000	87,573
Petroleos Mexicanos 3.125% 1/23/19	50,000	50,475
Petroleos Mexicanos 5.500% 1/21/21	285,000	309,082
Petroleos Mexicanos 6.375% 1/23/45	80,000	82,100
Pioneer Natural Resources Co. 5.875% 7/15/16	240,000	250,817
Rowan Cos., Inc. 4.750% 1/15/24	284,000	271,395
Rowan Cos., Inc. 4.875% 6/01/22	610,000	605,866
Rowan Cos., Inc. 5.000% 9/01/17	220,000	227,011
Southwestern Energy Co. 4.050% 1/23/20	340,000	349,416
Southwestern Energy Co. 4.950% 1/23/25	205,000	207,113
Transocean, Inc. 4.950% 11/15/15	357,000	361,909
Transocean, Inc. 5.550% 12/15/16	200,000	206,994
Transocean, Inc. 6.000% 3/15/18	377,000	380,770
Whiting Petroleum Corp. Convertible (b) 1.250% 4/01/20	190,000	207,575

		8,003,896

Oil & Gas Services — 0.3%
Hornbeck Offshore Services, Inc., Convertible 1.500% 9/01/19	405,000	330,581
SEACOR Holdings, Inc., Convertible 3.000% 11/15/28	140,000	124,600
SESI LLC 6.375% 5/01/19	105,000	106,785

	Principal Amount	Value
Superior Energy Services, Inc. 7.125% 12/15/21	$836,000	$886,160
Weatherford International Ltd. 4.500% 4/15/22	125,000	117,383
Weatherford International Ltd. 5.125% 9/15/20	450,000	458,554
Weatherford International Ltd. 5.950% 4/15/42	245,000	207,098
Weatherford International Ltd. 6.000% 3/15/18	75,000	79,840

		2,311,001

Packaging & Containers — 0.0%
Brambles USA Inc., Series A (b) 5.350% 4/01/20	90,000	99,367

Pharmaceuticals — 0.7%
AbbVie, Inc. 2.500% 5/14/20	645,000	638,383
AbbVie, Inc. 3.600% 5/14/25	400,000	395,358
AbbVie, Inc. 4.400% 11/06/42	75,000	70,964
AbbVie, Inc. 4.700% 5/14/45	625,000	614,771
Actavis Funding SCS 3.000% 3/12/20	300,000	300,680
Actavis Funding SCS 3.800% 3/15/25	420,000	412,575
Actavis Funding SCS 4.750% 3/15/45	190,000	180,890
Baxalta, Inc. (b) 3.600% 6/23/22	105,000	104,935
Baxalta, Inc. (b) 4.000% 6/23/25	290,000	287,843
Baxalta, Inc. (b) 5.250% 6/23/45	140,000	140,764
Cardinal Health, Inc. 3.750% 9/15/25	415,000	412,876
McKesson Corp. 2.284% 3/15/19	95,000	94,973
McKesson Corp. 3.796% 3/15/24	45,000	45,518
McKesson Corp. 4.750% 3/01/21	150,000	164,688
McKesson Corp. 4.883% 3/15/44	60,000	59,625
McKesson Corp. 6.000% 3/01/41	125,000	143,674
Merck Sharp & Dohme Corp. 5.850% 6/30/39	45,000	54,963
Mylan, Inc. (b) 7.875% 7/15/20	575,000	598,992

		4,722,472

The accompanying notes are an integral part of the financial statements.

20

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pipelines — 0.9%
Boardwalk Pipelines LLC 5.500% 2/01/17	$175,000	$181,450
Boardwalk Pipelines LP 5.875% 11/15/16	390,000	404,497
CenterPoint Energy Resources Corp. 4.500% 1/15/21	100,000	107,468
CenterPoint Energy Resources Corp. 5.850% 1/15/41	100,000	113,560
Energy Transfer Partners LP FRN 3.296% 11/01/66	250,000	212,500
Energy Transfer Partners LP 4.050% 3/15/25	420,000	396,056
Energy Transfer Partners LP 4.150% 10/01/20	180,000	184,997
Energy Transfer Partners LP 4.750% 1/15/26	520,000	514,606
Energy Transfer Partners LP 4.900% 3/15/35	240,000	216,554
Enterprise Products Operating Co. 3.700% 2/15/26	340,000	329,209
Enterprise Products Operating Co. 5.950% 2/01/41	150,000	163,263
Kinder Morgan Energy Partners LP 6.000% 2/01/17	130,000	138,446
Kinder Morgan Energy Partners LP 6.500% 2/01/37	120,000	123,760
Kinder Morgan Energy Partners LP 6.950% 1/15/38	10,000	10,747
Kinder Morgan Finance Co. LLC (b) 6.000% 1/15/18	150,000	162,515
Kinder Morgan, Inc. 4.300% 6/01/25	405,000	390,984
Magellan Midstream Partners LP 5.150% 10/15/43	460,000	465,181
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 4.500% 7/15/23	310,000	303,800
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 4.875% 12/01/24	540,000	527,850
Southern Natural Gas Co. LLC (b) 5.900% 4/01/17	250,000	266,263
Williams Partners LP 5.250% 3/15/20	365,000	396,732
Williams Partners LP/ACMP Finance Corp. 4.875% 5/15/23	615,000	606,642

		6,217,080

Real Estate — 0.0%
Post Apartment Homes LP 3.375% 12/01/22	50,000	48,289

	Principal Amount	Value
Real Estate Investment Trusts (REITS) — 0.5%
American Tower Corp. 3.400% 2/15/19	$185,000	$189,314
American Tower Corp. 3.450% 9/15/21	425,000	422,951
American Tower Corp. 4.500% 1/15/18	330,000	349,201
ARC Properties Operating Partnership LP 2.000% 2/06/17	225,000	218,250
ARC Properties Operating Partnership LP 3.000% 2/06/19	110,000	104,362
Boston Properties LP 3.700% 11/15/18	100,000	105,359
Boston Properties LP 4.125% 5/15/21	140,000	148,735
Brandywine Operating Partners LP 4.950% 4/15/18	200,000	213,184
DDR Corp. 4.750% 4/15/18	60,000	64,018
DDR Corp. 7.875% 9/01/20	60,000	73,449
Duke Realty LP 8.250% 8/15/19	225,000	272,746
ERP Operating LP 4.625% 12/15/21	75,000	81,816
Federal Realty Investment Trust 5.900% 4/01/20	55,000	62,995
HCP, Inc. 2.625% 2/01/20	180,000	178,184
Highwoods Realty LP 7.500% 4/15/18	265,000	302,627
Host Hotels & Resorts LP 4.000% 6/15/25	280,000	277,920
Liberty Property LP 3.750% 4/01/25	175,000	169,410
ProLogis LP 2.750% 2/15/19	90,000	91,298
Simon Property Group LP 5.650% 2/01/20	35,000	39,889
Weingarten Realty Investors 3.850% 6/01/25	75,000	73,533

		3,439,241

Retail — 0.5%
Bed Bath & Beyond, Inc. 5.165% 8/01/44	145,000	143,949
CVS Health Corp. 6.125% 9/15/39	175,000	206,742
CVS Pass-Through Trust (b) 5.926% 1/10/34	297,744	341,673
Dollar General Corp. 3.250% 4/15/23	585,000	557,359
El Puerto de Liverpool SAB de CV (b) 3.950% 10/02/24	445,000	434,988

The accompanying notes are an integral part of the financial statements.

21

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
The Home Depot, Inc. 5.950% 4/01/41	$150,000	$182,594
O’Reilly Automotive, Inc. 3.850% 6/15/23	105,000	106,318
O’Reilly Automotive, Inc. 4.875% 1/14/21	150,000	164,309
QVC, Inc. 3.125% 4/01/19	155,000	153,958
QVC, Inc. 4.375% 3/15/23	150,000	147,430
QVC, Inc. 4.450% 2/15/25	245,000	236,411
QVC, Inc. 5.125% 7/02/22	30,000	30,893
Tiffany & Co. 4.900% 10/01/44	165,000	157,509
Walgreens Boots Alliance, Inc. 2.700% 11/18/19	110,000	110,147
Walgreens Boots Alliance, Inc. 3.800% 11/18/24	520,000	509,277

		3,483,557

Savings & Loans — 0.1%
Glencore Funding LLC (b) 1.700% 5/27/16	156,000	156,175
Glencore Funding LLC (b) 2.500% 1/15/19	252,000	249,172
Glencore Funding LLC (b) 3.125% 4/29/19	145,000	146,233
Nationwide Building Society (b) 2.350% 1/21/20	375,000	373,687

		925,267

Semiconductors — 0.3%
Intel Corp., Convertible 3.250% 8/01/39	103,000	156,689
KLA-Tencor Corp. 4.650% 11/01/24	350,000	349,809
Lam Research Corp. 2.750% 3/15/20	340,000	337,672
Lam Research Corp. 3.800% 3/15/25	300,000	291,993
Microchip Technology, Inc., Convertible (b) 1.625% 2/15/25	312,000	314,730
Micron Technology, Inc., Convertible 2.125% 2/15/33	226,000	405,387
Micron Technology, Inc., Convertible 3.000% 11/15/43	85,000	76,765
ON Semiconductor Corp., Convertible (b) 1.000% 12/01/20	160,000	158,300

		2,091,345

	Principal Amount	Value
Software — 0.1%
Broadridge Financial Solutions, Inc. 3.950% 9/01/20	$110,000	$114,411
CA, Inc. 2.875% 8/15/18	125,000	127,507
Citrix Systems, Inc., Convertible 0.500% 4/15/19	345,000	364,406

		606,324

Telecommunications — 0.6%
America Movil SAB de CV 5.000% 3/30/20	130,000	143,904
America Movil SAB de CV 6.125% 3/30/40	135,000	156,321
AT&T, Inc. 4.750% 5/15/46	260,000	236,593
AT&T, Inc. 6.550% 2/15/39	25,000	28,723
British Telecom PLC 9.625% 12/15/30	55,000	81,630
CenturyLink, Inc. 6.150% 9/15/19	140,000	147,350
CenturyLink, Inc. 7.600% 9/15/39	45,000	40,781
Cisco Systems, Inc. 5.500% 1/15/40	55,000	62,687
Deutsche Telekom International Finance BV 8.750% 6/15/30	60,000	84,416
Embarq Corp. 7.082% 6/01/16	110,000	114,392
Qwest Corp. 8.375% 5/01/16	550,000	580,662
Rogers Communications, Inc. 7.500% 8/15/38	30,000	38,716
Sprint Communications, Inc. (b) 9.000% 11/15/18	415,000	468,643
Telefonica Emisiones SAU 5.462% 2/16/21	125,000	138,218
Verizon Communications, Inc. 2.625% 2/21/20	262,000	261,411
Verizon Communications, Inc. 3.500% 11/01/24	275,000	267,481
Verizon Communications, Inc. 4.862% 8/21/46	207,000	193,735
Verizon Communications, Inc. 5.012% 8/21/54	181,000	166,083
Verizon Communications, Inc. 5.150% 9/15/23	225,000	246,339
Verizon Communications, Inc. 6.550% 9/15/43	182,000	212,895

		3,670,980

The accompanying notes are an integral part of the financial statements.

22

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Transportation — 0.2%
Asciano Finance (b) 4.625% 9/23/20	$105,000	$111,368
Asciano Finance (b) 5.000% 4/07/18	250,000	267,925
Burlington Northern Santa Fe LLC 6.750% 3/15/29	190,000	238,649
Con-way, Inc. 7.250% 1/15/18	75,000	83,646
CSX Corp. 7.250% 5/01/27	50,000	62,538
Norfolk Southern Corp. 6.000% 5/23/2111	100,000	113,252
Ryder System, Inc. 2.550% 6/01/19	65,000	65,114
Ryder System, Inc. 2.650% 3/02/20	165,000	164,734
Union Pacific Corp. 4.000% 2/01/21	125,000	134,953

		1,242,179

Trucking & Leasing — 0.1%
GATX Corp. 3.900% 3/30/23	95,000	96,063
GATX Corp. 4.750% 6/15/22	150,000	159,423
Penske Truck Leasing Co. LP/PTL Finance Corp. (b) 2.500% 6/15/19	290,000	287,233

		542,719

TOTAL CORPORATE DEBT (Cost $103,149,274)		104,840,302

MUNICIPAL OBLIGATIONS — 0.4%
JobsOhio Beverage System Series B 4.532% 1/01/35	325,000	339,557
Orange County Local Transportation Authority BAB 6.908% 2/15/41	230,000	308,221
Panhandle-Plains Student Finance Corp., Series 2001-A2 1.686% 12/01/31	300,000	294,853
San Diego County Regional Airport Authority 5.594% 7/01/43	450,000	484,501
State of California 5.950% 4/01/16	175,000	181,876
State of California BAB 7.550% 4/01/39	120,000	173,468
State of California BAB 7.600% 11/01/40	350,000	511,413

	Principal Amount	Value
State of Illinois 5.365% 3/01/17	$575,000	$600,156

		2,894,045

TOTAL MUNICIPAL OBLIGATIONS (Cost $2,812,900)		2,894,045

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 6.5%
Auto Floor Plan ABS — 0.0%
NCF Dealer Floorplan Master Trust, Series 2014-1A, Class A FRN (b) 1.687% 10/20/20	230,000	230,007

Automobile ABS — 0.2%
Avis Budget Rental Car Funding AESOP LLC, Series 2014-2A, Class A (b) 2.500% 2/20/21	230,000	230,370
Capital Automotive REIT, Series 2014-1A, Class A (b) 3.660% 10/15/44	160,000	159,485
Capital Automotive REIT, Series 2012-1A, Class A (b) 4.700% 7/15/42	229,613	235,931
CPS Auto Trust, Series 2014-A, Class A (b) 1.210% 8/15/18	138,428	138,285
CPS Auto Trust, Series 2012-A, Class A (b) 2.780% 6/17/19	44,547	44,970
Flagship Credit Auto Trust, Series 2013-2, Class A (b) 1.940% 1/15/19	122,187	122,590
GLS Auto Receivables Trust, Series 2015-1A, Class A (b) (c) 2.470% 12/15/20	200,000	199,991
GO Financial Auto Securitization Trust, Series 2015-1, Class A (b) 1.810% 3/15/18	137,039	136,915

		1,268,537

Commercial MBS — 2.0%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.936% 2/10/51	262,372	282,190
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class AM VRN 6.003% 2/10/51	220,000	236,715
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4 VRN 6.430% 2/10/51	287,164	313,451
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class AM VRN 6.473% 2/10/51	215,000	235,343

The accompanying notes are an integral part of the financial statements.

23

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	$350,000	$365,627
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class AM 5.243% 12/11/38	225,000	236,041
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class AM VRN 5.513% 1/12/45	425,000	450,530
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 VRN 5.694% 6/11/50	235,000	250,969
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/11/50	275,000	294,297
Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class AM VRN 5.835% 9/11/42	155,000	167,758
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class AM VRN 5.940% 9/11/38	400,000	413,455
Commercial Mortgage Pass Through Certificates, Series 2012-CR4, Class B (b) 3.703% 10/15/45	195,000	198,363
Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class A5 3.961% 3/10/47	319,000	337,402
Commercial Mortgage Pass Through Certificates, Series 2015-CR23, Class C VRN 4.400% 5/10/48	140,000	134,468
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class AM VRN 5.650% 12/10/49	225,000	241,111
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 5.989% 12/10/49	476,000	510,228
DBCCRE Mortgage Trust, Series 2014-ARCP, Class A (b) 4.238% 1/10/34	165,000	175,912
DBRR Trust, Series 2013-EZ3, Class A VRN (b) 1.636% 12/18/49	244,093	245,237
DBUBS Mortgage Trust, Series 2011-LC2A, Class A2 (b) 3.386% 7/10/44	181,860	184,971

	Principal Amount	Value
DBUBS Mortgage Trust, Series 2011-LC1A, Class B VRN (b) 5.471% 11/10/46	$110,000	$124,246
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class AM VRN 6.013% 7/10/38	445,000	461,230
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4 VRN 6.013% 7/10/38	472,990	484,986
GS Mortgage Securities Corp., Series 2014-4R, Class AS FRN (b) 0.367% 1/26/34	295,000	282,744
GS Mortgage Securities Corp. II, Series 2012-GC6, Class AS (b) 4.948% 1/10/45	100,000	110,965
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	690,852	719,560
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class AM VRN 5.466% 6/12/47	265,000	279,618
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AM VRN 5.856% 9/12/49	260,000	280,653
Morgan Stanley Capital I, Series 2011-C2, Class B VRN (b) 5.200% 6/15/44	250,000	273,573
Morgan Stanley Capital I, Series 2006-IQ12, Class AM 5.370% 12/15/43	200,000	210,334
Morgan Stanley Capital I, Series 2007-HQ11, Class A4 VRN 5.447% 2/12/44	440,000	462,466
Morgan Stanley Capital I, Series 2007-HQ11, Class AM VRN 5.478% 2/12/44	300,000	317,277
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	152,300	153,074
Morgan Stanley Capital I, Series 2006-HQ8, Class AM VRN 5.650% 3/12/44	275,000	279,218
Morgan Stanley Capital I, Series 2008-T29, Class A4 VRN 6.460% 1/11/43	160,720	176,476
STRIPs Ltd., Series 2012-1A, Class A (b) 1.500% 12/25/44	123,253	122,020

The accompanying notes are an integral part of the financial statements.

24

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ VRN 5.486% 8/15/39	$163,989	$165,004
VFC LLC, Series 2014-2, Class A, (Acquired 7/9/14, Cost $250,000) (b) (d) 2.750% 7/20/30	123,571	123,605
VFC LLC, Series 2015-3, Class A, (Acquired 3/25/15, Cost $249,531) (b) (d) 2.750% 12/20/31	221,350	220,912
VNO Mortgage Trust, Series 2013-PENN, Class A (b) 3.808% 12/13/29	240,000	253,915
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class AM 5.339% 11/15/48	270,000	283,177
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class AM VRN 5.466% 1/15/45	295,000	297,261
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	750,000	784,910
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class AM VRN 5.591% 4/15/47	200,000	211,785
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4 VRN 6.150% 2/15/51	187,101	196,803
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM VRN 6.150% 2/15/51	235,000	252,242
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A1 (b) 3.349% 11/15/43	64,454	66,093
Wells Fargo Reremic Trust, Series 2012-IO, Class A (b) 1.750% 8/20/21	64,355	64,355
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A2 (b) 3.240% 3/15/44	169,970	172,422
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2 (b) 3.791% 2/15/44	187,651	188,723
WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class B 4.311% 8/15/45	190,000	200,111

		13,493,826

	Principal Amount	Value
Home Equity ABS — 0.6%
Aames Mortgage Investment Trust, Series 2005-1, Class M4 FRN 1.312% 6/25/35	$165,435	$163,808
Aames Mortgage Investment Trust, Series 2004-1, Class M5 FRN 1.912% 1/25/35	305,402	301,885
ACE Securities Corp., Series 2005-AG1, Class A1B1 FRN 0.457% 8/25/35	91,887	91,465
Asset-Backed Funding Certificates, Series 2005-WMC1, Class M1 FRN 0.847% 6/25/35	57,382	57,046
Asset-Backed Securities Corp. Trust, Series 2005-HE2, Class M1 FRN 0.862% 2/25/35	29,475	29,435
Bayview Financial Mortgage Pass-Through Trust, Series 2005-B, Class M1 FRN 0.636% 4/28/39	155,985	153,856
Citigroup Mortgage Loan Trust, Series 2006-SHL1, Class A1 FRN (b) 0.387% 11/25/45	202,294	201,309
Citigroup Mortgage Loan Trust, Series 2003-HE4, Class A FRN (b) 0.597% 12/25/33	900	899
Citigroup Mortgage Loan Trust, Series 2005-OPT4, Class M2 FRN 0.617% 7/25/35	67,154	65,729
Countrywide Asset-Backed Certificates, Series 2005-3, Class MV2 FRN 0.635% 8/25/35	51,366	51,222
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.647% 9/25/34	42,294	41,658
Countrywide Asset-Backed Certificates, Series 2005-6, Class M1 FRN 0.677% 12/25/35	7,462	7,457
First Franklin Mortgage Loan Trust, Series 2005-FF6, Class M1 FRN 0.607% 5/25/36	183,766	180,319
First Franklin Mortgage Loan Trust, Series 2005-FF7, Class M1 FRN 0.637% 7/25/35	157,196	156,200
Fremont Home Loan Trust, Series 2005-E, Class 2A3 FRN 0.427% 1/25/36	92,782	90,347
GSAMP Trust, Series 2005-AHL, Class M1 FRN 0.617% 4/25/35	81,484	80,335
Home Equity Asset Trust, Series 2006-4, Class 2A3 FRN 0.357% 8/25/36	65,003	64,325

The accompanying notes are an integral part of the financial statements.

25

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
JP Morgan Mortgage Acquisition Corp., Series 2005-FLD1, Class M2 FRN 0.922% 7/25/35	$44,493	$44,435
Lake Country Mortgage Loan Trust, Series 2005-HE1, Class M1 FRN (b) 0.967% 12/25/32	33,722	33,666
Long Beach Mortgage Loan Trust, Series 2005-1, Class M2 FRN 0.982% 2/25/35	216,830	213,626
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2 FRN 1.012% 6/25/35	269,834	267,695
MASTR Asset-Backed Securities Trust, Series 2005-WMC1, Class M3 FRN 0.907% 3/25/35	295,000	290,498
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 FRN (b) 0.921% 6/28/35	222,490	221,231
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M2 FRN (b) 0.951% 6/28/35	220,000	201,241
Morgan Stanley Capital, Inc., Series 2005-WMC6, Class M2 FRN 0.937% 7/25/35	155,104	155,730
NovaStar Mortgage Funding Trust, Series 2005-3, Class A2D FRN 0.557% 1/25/36	324,508	323,618
Park Place Securities, Inc., Series 2005-WHQ4, Class A1A FRN 0.447% 9/25/35	98,831	98,439
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.567% 8/25/35	80,373	79,839
Park Place Securities, Inc., Series 2005-WHQ1, Class M2 FRN 0.937% 3/25/35	79,371	79,217
Residential Asset Securities Corp., Series 2005-EMX4, Class M1 FRN 0.617% 11/25/35	167,536	164,965
Structured Asset Investment Loan Trust, Series 2005-7, Class A5 FRN 0.907% 8/25/35	57,756	57,287

		3,968,782

Other ABS — 2.8%
321 Henderson Receivables I LLC, Series 2015-1A, Class A (b) 3.260% 9/15/72	59,700	58,170
321 Henderson Receivables LLC, Series 2005-1A, Class A1 FRN (b) 0.416% 11/15/40	134,526	131,234
AIMCO CLO Ltd., Series 2014-AA, Class A FRN (b) 1.815% 7/20/26	360,000	359,671

	Principal Amount	Value
ALM XIV Ltd., Series 2014-14A, Class A1 FRN (b) 1.709% 7/28/26	$660,000	$659,865
Alterna Funding I LLC, Series 2014-1A, Class NOTE (b) 1.639% 2/15/21	205,206	205,591
Apidos CLO XV, Series 2013-15A, Class A1 FRN (b) 1.625% 10/20/25	500,000	497,690
Applebee’s/IHOP Funding LLC, Series 2014-1, Class A2 (b) 4.277% 9/05/44	210,000	212,856
ARL Second LLC, Series 2014-1A, Class A1 (b) 2.920% 6/15/44	188,260	187,914
Avery Point CLO Ltd., Series 2014-5A, Class A FRN (b) 1.734% 7/17/26	350,000	349,808
Avery Point III CLO Ltd., Series 2013-3A, Class A FRN (b) 1.675% 1/18/25	250,000	249,419
Avery Point VI CLO Ltd., Series 2015-6A, Class A FRN (b) 1.830% 8/05/27	570,000	569,994
BCC Funding VIII LLC, Series 2014-1A, Class A (b) 1.794% 6/20/20	104,897	104,897
Birchwood Park CLO Ltd., Series 2014-1A, Class A FRN (b) 1.715% 7/15/26	345,000	344,904
BlueMountain CLO Ltd., Series 2015-2A, Class A1 FRN (b) (c) 1.000% 7/18/27	380,000	379,778
BlueMountain CLO Ltd., Series 2013-2A, Class A FRN (b) 1.476% 1/22/25	250,000	247,541
CAN Capital Funding LLC, Series 2014-1A, Class A (b) 3.117% 4/15/20	250,000	251,175
Carlyle Global Market Strategies, Series 2012-4A, Class A FRN (b) 1.665% 1/20/25	250,000	249,482
Carlyle Global Market Strategies, Series 2014-1A, Class A FRN (b) 1.794% 4/17/25	555,000	555,264
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2 (b) 4.474% 3/20/43	149,769	154,315
Consumers Securitization Funding LLC, Series 2014-A, Class A2 2.962% 11/01/25	190,000	193,763
Cronos Containers Program I Ltd., Series 2014-2A, Class A (b) 3.270% 11/18/29	280,556	282,476

The accompanying notes are an integral part of the financial statements.

26

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
DB Master Finance LLC, Series 2015-1A, Class A2I (b) 3.262% 2/20/45	$249,375	$250,434
Diamond Resorts Owner Trust, Series 2013-2, Class A (b) 2.270% 5/20/26	216,018	216,970
Diamond Resorts Owner Trust, Series 2014-1, Class A (b) 2.540% 5/20/27	143,338	144,012
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Class A2 (b) 5.216% 1/25/42	400,994	417,273
Drug Royalty Corp., Inc., Series 2012-1, Class A2 (b) 5.800% 7/15/24	83,846	86,830
Dryden XXXI Senior Loan Fund, Series 2014-31A, Class A FRN (b) 1.625% 4/18/26	475,000	473,049
Eaton Vance CLO, Series 2014-1A, Class A FRN (b) 1.725% 7/15/26	450,000	449,823
Element Rail Leasing II LLC, Series 2015-1A, Class A1 (b) 2.707% 2/19/45	105,984	106,366
Fairway Outdoor Funding LLC, Series 2012-1A, Class A2 (b) 4.212% 10/15/42	411,759	407,641
Galaxy XX CLO Ltd., Series 2015-20A, Class A FRN (b) 1.731% 7/20/27	425,000	424,998
Global Container Assets Ltd., Series 2013-1A, Class A1 (b) 2.200% 11/05/28	164,699	164,889
Global SC Finance II SRL, Series 2014-1A, Class A1 (b) 3.190% 7/17/29	227,083	226,615
Global SC Finance II SRL, Series 2013-2A, Class A (b) 3.670% 11/17/28	223,042	225,357
Global SC Funding One Ltd., Series 2015-1, Class B1 (b) 2.740% 1/18/30	212,246	212,210
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A FRN (b) 1.427% 4/25/25	565,000	558,305
GoldenTree Loan Opportunities VIII Ltd., Series 2014-8A, Class A FRN (b) 1.725% 4/19/26	355,000	354,971
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (b) 2.434% 6/02/17	250,000	253,849

	Principal Amount	Value
Hilton Grand Vacations Trust, Series 2013-A, Class A (b) 2.280% 1/25/26	$114,544	$115,276
Horizon Funding Trust, Series 2013-1A, Class A (b) 3.000% 5/15/18	72,322	72,673
Icon Brand Holdings LLC, Series 2012-1A, Class A (b) 4.229% 1/25/43	172,355	172,660
Icon Brand Holdings LLC, Series 2013-1A, Class A (b) 4.352% 1/25/43	152,101	153,032
ING Investment Management CLO Ltd., Series 2013-3A, Class A1 FRN (b) 1.725% 1/18/26	260,000	259,940
LCM Ltd., Series 10AR, Class AR FRN (b) 1.530% 4/15/22	500,000	499,170
LCM Ltd., Series 16A, Class A FRN (b) 1.775% 7/15/26	460,000	459,770
Madison Park Funding XII Ltd., Series 2014-12A, Class A FRN (b) 1.775% 7/20/26	465,000	465,144
Miramax LLC, Series 2014-1A, Class A2 (b) 3.340% 7/20/26	244,160	244,772
Nations Equipment Finance Funding II LLC, Series 2014-1A, Class A (b) 1.558% 7/20/18	157,115	157,140
Oak Hill Credit Partners VIII Ltd., Series 2013-8A, Class A FRN (b) 1.395% 4/20/25	355,000	351,056
OHA Loan Funding Ltd., Series 2013-1A, Class A FRN (b) 1.527% 7/23/25	270,000	268,040
Orange Lake Timeshare Trust, Series 2014-AA, Class A (b) 2.290% 7/09/29	91,196	91,637
Race Point VIII CLO Ltd., Series 2013-8A, Class A FRN (b) 1.525% 2/20/25	250,000	248,606
Race Point VIII CLO Ltd., Series 2012-7A, Class A FRN (b) 1.696% 11/08/24	250,000	249,988
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (b) 2.840% 11/20/28	67,258	67,995
Sierra Receivables Funding Co. LLC, Series 2011-1A, Class A (b) 3.350% 4/20/26	73,542	74,192

The accompanying notes are an integral part of the financial statements.

27

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Sonic Capital LLC, Series 2011-1A, Class A2 (b) 5.438% 5/20/41	$180,914	$190,192
Spirit Master Funding LLC, Series 2014-4A, Class A1 (b) 3.501% 1/20/45	160,000	158,789
SpringCastle America Funding LLC, Series 2014-AA, Class A (b) 2.700% 5/25/23	447,307	449,138
Springleaf Funding Trust, Series 2013-AA, Class A (b) 2.580% 9/15/21	131,855	131,942
Store Master Funding I LLC, Series 2015-1A, Class A1 (b) 3.750% 4/20/45	119,900	118,138
Structured Receivables Finance LLC, Series 2010-B, Class A (b) 3.730% 8/15/36	131,255	136,369
SVO VOI Mortgage LLC, Series 2012-AA, Class A (b) 2.000% 9/20/29	233,203	233,137
Symphony CLO XV Ltd., Series 2014-15A, Class A FRN (b) 1.724% 10/17/26	400,000	399,591
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A (b) 4.370% 7/15/41	107,019	112,784
Welk Resorts LLC, Series 2015-AA, Class A (b) 2.790% 6/16/31	230,000	229,432
Wendys Funding LLC, Series 2015-1A, Class A2I (b) 3.371% 6/15/45	475,000	475,014
Wendys Funding LLC, Series 2015-1A, Class A2II (b) 4.080% 6/15/45	410,000	410,012
Wendys Funding LLC, Series 2015-1A, Class A23 (b) 4.497% 6/15/45	425,000	425,013

		18,640,041

Student Loans ABS — 0.8%
Access Group, Inc., Series 2007-A, Class A2 FRN 0.412% 8/25/26	15,632	15,611
Access Group, Inc., Series 2003-A, Class A3 FRN 1.225% 7/01/38	293,952	266,999
Access Group, Inc., Series 2008-1, Class A FRN 1.577% 10/27/25	332,924	335,646
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 1.686% 1/25/47	130,000	110,500

	Principal Amount	Value
EdLinc Student Loan Funding Trust, Series 2012-1, Class B FRN (b) 4.427% 11/26/40	$270,000	$304,055
Education Funding Capital Trust I, Series 2004-1, Class A4 FRN 1.684% 6/15/43	500,000	499,812
Education Funding Capital Trust I, Series 2004-1, Class A6 FRN 1.686% 6/15/43	200,000	197,620
Education Funding Capital Trust I, Series 2004-1, Class B1 FRN 1.846% 6/15/43	100,000	96,211
Goal Capital Funding Trust, Series 2007-1, Class C1 FRN 0.681% 6/25/42	69,195	68,791
KeyCorp Student Loan Trust, Series 2004-A, Class 2A2 FRN 0.577% 10/28/41	147,898	147,586
National Collegiate Student Loan Trust, Series 2006-3, Class A3 FRN 0.337% 10/25/27	401,989	397,870
National Collegiate Student Loan Trust, Series 2005-1, Class A4 FRN 0.427% 11/27/28	191,501	187,744
Navient Student Loan Trust, Series 2014-1, Class B FRN 1.687% 6/25/48	220,000	213,413
Navient Student Loan Trust, Series 2014-8, Class B FRN 1.687% 7/26/49	155,000	150,124
Navient Student Loan Trust, Series 2015-3, Class B FRN 1.689% 10/25/58	150,000	132,892
Nelnet Student Loan Trust, Series 2006-3, Class B FRN 0.531% 6/25/41	153,577	137,228
Nelnet Student Loan Trust, Series 2005-4, Class A4R2 FRN 1.129% 3/22/32	200,000	190,390
Nelnet Student Loan Trust, Series 2015-3A, Class B FRN (b) 1.735% 7/27/50	150,000	130,754
Northstar Education Finance, Inc., Series 2006-A, Class A3 FRN 0.496% 5/28/26	8,983	8,979
SLC Student Loan Trust, Series 2006-A, Class A5 FRN 0.445% 7/15/36	129,072	128,427
SLC Student Loan Trust, Series 2006-A, Class B FRN 0.575% 7/15/36	125,000	120,687
SLM Student Loan Trust, Series 2004-6, Class B FRN 0.657% 4/25/25	250,000	239,920

The accompanying notes are an integral part of the financial statements.

28

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SLM Student Loan Trust, Series 2003-5, Class A7 FRN 0.900% 6/17/30	$50,000	$50,000
SLM Student Loan Trust, Series 2003-5, Class A9 FRN 0.900% 6/17/30	350,000	350,000
SLM Student Loan Trust, Series 2002-7, Class A10 FRN 1.060% 3/15/28	189,000	189,000
South Carolina Student Loan Corp., Series 2014-1, Class A2 FRN 1.184% 1/03/33	290,000	288,506

		4,958,765

WL Collateral CMO — 0.1%
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1 FRN 2.616% 2/25/34	22,330	21,772
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 2.913% 9/25/33	7,805	7,225
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 FRN 2.523% 8/25/34	21,397	20,262
HSI Asset Securitization Corp. Trust, Series 2005, Class IIA3 FRN 0.547% 7/25/35	822	820
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A FRN 2.404% 8/25/34	74,238	61,654
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.437% 8/25/36	50,811	49,769
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA FRN 2.556% 7/25/33	5,323	5,271
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA FRN 2.605% 2/25/34	9,542	8,983
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.375% 2/25/34	264	272
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A FRN 2.513% 3/25/34	45,352	45,973
WaMu Mortgage Pass-Through Certificates, Series 2004-AR2, Class A FRN 1.558% 4/25/44	109,482	107,523

		329,524

	Principal Amount	Value
WL Collateral PAC — 0.0%
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.437% 11/25/37	$86,222	$85,589
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 2.761% 6/25/32	30,321	28,985

		114,574

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $42,841,379)		43,004,056

SOVEREIGN DEBT OBLIGATIONS — 0.3%
Peruvian Government International Bond 6.550% 3/14/37	95,000	118,275
Poland Government International Bond 6.375% 7/15/19	230,000	265,765
Province of Quebec Canada 7.500% 9/15/29	90,000	130,225
Republic of Brazil International Bond 4.875% 1/22/21	100,000	104,500
Republic of Brazil International Bond 5.625% 1/07/41	305,000	291,275
Republic of Turkey International Bond 4.875% 4/16/43	81,000	73,707
Republic of Turkey International Bond 6.750% 4/03/18	145,000	159,896
United Mexican States 4.750% 3/08/44	360,000	342,000
United Mexican States 5.125% 1/15/20	200,000	220,500
United Mexican States 6.750% 9/27/34	160,000	200,800

		1,906,943

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $1,854,099)		1,906,943

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 8.3%
Collateralized Mortgage Obligations — 0.7%
Federal Home Loan Mortgage Corp. Series 4303, Class AP 3.000% 8/15/43	838,163	867,260
Series 4290, Class CA 3.500% 12/15/38	466,813	491,473
Series 2617, Class Z 5.500% 5/15/33	418,629	469,295

The accompanying notes are an integral part of the financial statements.

29

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2693, Class Z 5.500% 10/15/33	$711,545	$791,972
Series 3423, Class PB 5.500% 3/15/38	125,000	142,319
Federal National Mortgage Association Series 2014-7, Class VA 3.500% 5/25/25	272,673	289,320
Series 2014-48, Class AB 4.000% 10/25/40	668,248	713,863
Series 2007-32, Class Z 5.500% 4/25/37	238,608	266,111
Series 2010-60, Class HJ 5.500% 5/25/40	165,886	184,317
Federal National Mortgage Association REMIC Series 2007-B2, Class ZA 5.500% 6/25/37	209,721	229,326
U.S. Department of Veteran Affairs Series 1992-1, Class 2Z 7.750% 5/15/22	162,949	180,550

		4,625,806

Pass-Through Securities — 7.6%
Federal Home Loan Mortgage Corp. Pool #E85346 6.000% 9/01/16	4,963	5,102
Pool #E85389 6.000% 9/01/16	2,577	2,640
Pool #E85542 6.000% 10/01/16	4,908	5,036
Pool #G11431 6.000% 2/01/18	5,164	5,353
Pool #E85089 6.500% 8/01/16	11,804	12,135
Pool #E85301 6.500% 9/01/16	9,114	9,370
Pool #C55867 7.500% 2/01/30	86,420	101,699
Pool #C01079 7.500% 10/01/30	10,578	12,622
Pool #C01135 7.500% 2/01/31	34,877	41,571
Pool #C00470 8.000% 8/01/26	22,349	26,640
Pool #G00924 8.000% 3/01/28	26,285	31,289
Pool #554904 9.000% 3/01/17	138	145
Federal Home Loan Mortgage Corp. TBA Pool #2961 4.000% 2/01/42(c)	3,500,000	3,700,977
Federal National Mortgage Association Pool #725692 2.307% 10/01/33 FRN	103,909	111,450

	Principal Amount	Value
Pool #888586 2.372% 10/01/34 FRN	$163,025	$173,760
Pool #890564 3.000% 6/01/43	702,568	705,395
Pool #AB8527 3.500% 3/01/43	160,592	165,755
Pool #AR8708 3.500% 4/01/43	229,793	237,181
Pool #AT4050 3.500% 5/01/43	298,522	308,119
Pool #MA1463 3.500% 6/01/43	735,259	758,897
Pool #AB6261 4.000% 9/01/42	1,712,593	1,825,584
Pool #587994 6.000% 6/01/16	6,748	6,883
Pool #564594 7.000% 1/01/31	11,984	13,957
Pool #572844 7.000% 4/01/31	25,956	30,479
Pool #253795 7.000% 5/01/31	87,562	102,615
Pool #499386 7.500% 9/01/29	2,057	2,447
Pool #521006 7.500% 12/01/29	727	864
Pool #522769 7.500% 12/01/29	73	87
Pool #252981 7.500% 1/01/30	10,783	12,802
Pool #524874 7.500% 2/01/30	525	561
Pool #531196 7.500% 2/01/30	1,115	1,330
Pool #524317 7.500% 3/01/30	1,187	1,417
Pool #530299 7.500% 3/01/30	312	366
Pool #530520 7.500% 3/01/30	12,916	15,301
Pool #253183 7.500% 4/01/30	5,019	5,963
Pool #253265 7.500% 5/01/30	3,867	4,566
Pool #536999 8.000% 3/01/30	127	151
Pool #526380 8.000% 5/01/30	6,506	7,891
Pool #536949 8.000% 5/01/30	2,936	3,571
Pool #535351 8.000% 6/01/30	4,831	5,837

The accompanying notes are an integral part of the financial statements.

30

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #253481 8.000% 10/01/30	$3,327	$4,031
Pool #190317 8.000% 8/01/31	1,371	1,658
Pool #596656 8.000% 8/01/31	1,439	1,624
Pool #602008 8.000% 8/01/31	3,892	4,694
Federal National Mortgage Association TBA Pool #983 2.500% 7/01/42 (c)	4,475,000	4,293,902
Pool #515 3.000% 12/01/42 (c)	9,450,000	9,411,609
Pool #6447 4.000% 5/01/42 (c)	3,550,000	3,760,781
Government National Mortgage Association Pool #783896 3.500% 5/15/44	935,751	974,131
Pool #359587 7.000% 6/15/23	590	661
Pool #337539 7.000% 7/15/23	972	1,105
Pool #363066 7.000% 8/15/23	11,152	12,729
Pool #354674 7.000% 10/15/23	8,876	10,055
Pool #362651 7.000% 10/15/23	18,726	21,012
Pool #368814 7.000% 10/15/23	4,475	5,057
Pool #352021 7.000% 11/15/23	3,504	3,966
Pool #371967 7.000% 11/15/23	747	855
Pool #591581 7.000% 8/15/32	15,330	18,127
Pool #205884 7.500% 5/15/17	11,539	12,029
Pool #213760 7.500% 6/15/17	2,958	3,090
Government National Mortgage Association II Pool #82488 1.750% 3/20/40 FRN	184,516	191,512
Pool #82462 2.500% 1/20/40 FRN	134,611	139,567
Government National Mortgage Association II TBA Pool #24 3.000% 5/01/43 (c)	10,625,000	10,727,100
Pool #471 3.500% 6/01/43 (c)	3,150,000	3,269,355

	Principal Amount	Value
Pool #1767 4.000% 1/01/43 (c)	$6,650,000	$7,047,441
Pool #1207 4.500% 2/01/41 (c)	2,000,000	2,158,594

		50,532,493

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $55,008,258)		55,158,299

U.S. TREASURY OBLIGATIONS — 0.4%
U.S. Treasury Bonds & Notes — 0.4%
U.S. Treasury Bond (e) 3.000% 11/15/44	1,000,000	977,324
U.S. Treasury Bond 3.500% 2/15/39	570,000	614,175
U.S. Treasury Note (e) 1.000% 12/15/17	350,000	351,449
U.S. Treasury Note 1.375% 4/30/20	1,000,000	989,024

		2,931,972

TOTAL U.S. TREASURY OBLIGATIONS (Cost $2,950,606)		2,931,972

TOTAL BONDS & NOTES (Cost $208,616,516)		210,735,617

	Number of Shares

RIGHTS — 0.0%
Consumer, Cyclical — 0.0%
Safeway Casa Ley Contingent Value (a) (f)	18,800	18,988
Safeway PDC LLC Contingent Value (a) (f)	18,800	940

		19,928

TOTAL RIGHTS (Cost $19,928)		19,928

TOTAL LONG-TERM INVESTMENTS (Cost $511,528,176)		646,514,458

	Principal Amount

SHORT-TERM INVESTMENTS — 9.5%
Commercial Paper — 9.3%
Airgas, Inc. (b) 0.620% 7/23/15	$3,934,000	3,932,509

The accompanying notes are an integral part of the financial statements.

31

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Diamond Offshore Drilling, Inc. (b) 0.450% 7/07/15	$3,000,000	$2,999,775
Diamond Offshore Drilling, Inc. (b) 0.460% 7/07/15	3,621,000	3,620,722
Duke Energy Corp. (b) 0.630% 7/08/15	4,982,000	4,981,390
Ecolab, Inc. (b) 0.640% 7/01/15	4,967,000	4,967,000
Enbridge Energy Partners LP (b) 0.650% 7/21/15	4,587,000	4,585,344
ERAC USA Finance LLC (b) 0.600% 8/20/15	3,260,000	3,257,283
Glencore Funding LLC (b) 0.700% 8/24/15	4,329,000	4,324,455
Holcim US Finance SARL & Cie (b) 0.600% 7/20/15	3,903,000	3,901,764
ONEOK Partners LP (b) 0.630% 7/14/15	3,000,000	2,999,317
Pearson Holdings, Inc. (b) 0.500% 7/06/15	5,159,000	5,158,642
Plains All American Pipeline LP (b) 0.430% 7/01/15	7,712,000	7,712,000
Tate & Lyle International Finance PLC (b) 0.510% 8/10/15	3,000,000	2,998,300
WPP Finance 2010 (b) 0.520% 7/30/15	6,350,000	6,347,340

		61,785,841

Repurchase Agreement — 0.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/15, 0.010%, due 7/01/15 (g)	808,840	808,840

Time Deposits — 0.0%
Euro Time Deposit 0.010% 7/01/15	12,346	12,346

U.S. Treasury Bills — 0.1%
U.S. Treasury Bill (e) 0.000% 9/17/15	300,000	299,997

TOTAL SHORT-TERM INVESTMENTS (Cost $62,906,976)		62,907,024

TOTAL INVESTMENTS — 107.0% (Cost $574,435,152) (h)		709,421,482

Other Assets/(Liabilities) — (7.0)%		(46,132,491)

NET ASSETS — 100.0%		$663,288,991

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ABS	Asset-Backed Security
BAB	Build America Bonds
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2015, these securities amounted to a value of $102,888,430 or 15.51% of net assets.
(c)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(d)	Restricted security. Certain securities are restricted as to resale. At June 30, 2015, these securities amounted to a value of $344,517 or 0.05% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.
(e)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(f)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At June 30, 2015, these securities amounted to a value of $19,928 or 0.00% of net assets.
(g)	Maturity value of $808,840. Collateralized by U.S. Government Agency obligations with a rate of 2.500%, maturity date of 4/01/28, and an aggregate market value, including accrued interest, of $828,635.
(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

32

MML Equity Fund – Portfolio of Investments

June 30, 2015 (Unaudited)

	Number of Shares	Value
EQUITIES — 98.1%

COMMON STOCK — 98.1%
Basic Materials — 2.2%
Chemicals — 1.1%
E.I. du Pont de Nemours & Co.	66,316	$4,240,908
Eastman Chemical Co.	28,190	2,306,506
LyondellBasell Industries NV Class A	29,892	3,094,420

		9,641,834

Foods — 0.2%
BHP Billiton Ltd. Sponsored ADR (Australia) (a)	37,090	1,509,934

Mining — 0.9%
Freeport-McMoRan, Inc.	116,480	2,168,858
South32 Ltd. ADR (Australia) (a) (b)	1	7
Vulcan Materials Co.	60,137	5,047,298

		7,216,163

		18,367,931

Communications — 8.1%
Advertising — 0.5%
Omnicom Group, Inc.	55,333	3,845,090

Internet — 1.6%
Google, Inc. Class A (b)	5,750	3,105,230
Liberty Interactive Corp. QVC Group (b)	169,861	4,713,643
Symantec Corp.	236,105	5,489,441

		13,308,314

Media — 3.2%
Comcast Corp. Class A	100,619	6,051,227
DISH Network Corp. Class A (b)	77,120	5,221,795
Liberty Global PLC Series A (b)	62,407	3,374,347
Viacom, Inc. Class B	60,046	3,881,373
The Walt Disney Co.	76,030	8,678,064

		27,206,806

Telecommunications — 2.8%
Cisco Systems, Inc.	172,544	4,738,058
QUALCOMM, Inc.	69,274	4,338,631
T-Mobile US, Inc. (b)	24,910	965,761
Verizon Communications, Inc.	195,194	9,097,992
Vodafone Group PLC Sponsored ADR (United Kingdom)	119,468	4,354,609

		23,495,051

		67,855,261

Consumer, Cyclical — 8.5%
Airlines — 0.3%
Delta Air Lines, Inc.	58,610	2,407,699

	Number of Shares	Value
Apparel — 0.6%
Ralph Lauren Corp.	38,502	$5,096,125

Auto Manufacturers — 1.0%
Ford Motor Co.	265,990	3,992,510
General Motors Co.	128,761	4,291,604

		8,284,114

Automotive & Parts — 0.9%
Johnson Controls, Inc.	149,830	7,421,080

Entertainment — 0.4%
Cinemark Holdings, Inc.	83,790	3,365,844

Household Products — 0.6%
Reckitt Benckiser Group PLC Sponsored ADR (United Kingdom) (a)	306,890	5,327,610

Housewares — 0.4%
Newell Rubbermaid, Inc.	78,470	3,225,902

Leisure Time — 1.2%
Carnival Corp.	135,330	6,683,949
Harley-Davidson, Inc.	54,331	3,061,552

		9,745,501

Retail — 3.1%
Costco Wholesale Corp.	24,720	3,338,683
CVS Health Corp.	41,781	4,381,991
Kohl’s Corp.	122,330	7,659,081
Lowe’s Cos., Inc.	57,903	3,877,764
Wal-Mart Stores, Inc.	39,640	2,811,665
Walgreens Boots Alliance, Inc.	44,040	3,718,738

		25,787,922

		70,661,797

Consumer, Non-cyclical — 20.6%
Agriculture — 1.1%
Philip Morris International, Inc.	86,263	6,915,705
Reynolds American, Inc.	31,460	2,348,803

		9,264,508

Beverages — 1.1%
PepsiCo, Inc.	101,204	9,446,381

Biotechnology — 0.8%
Amgen, Inc.	23,620	3,626,143
Gilead Sciences, Inc.	25,380	2,971,490

		6,597,633

Cosmetics & Personal Care — 0.1%
The Procter & Gamble Co.	15,320	1,198,637

Foods — 1.6%
ConAgra Foods, Inc.	57,620	2,519,146
Kraft Foods Group, Inc.	69,020	5,876,363
Mondelez International, Inc. Class A	118,892	4,891,217

		13,286,726

The accompanying notes are an integral part of the financial statements.

33

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Health Care – Products — 1.1%
Baxter International, Inc.	44,450	$3,108,389
Medtronic PLC	77,233	5,722,965

		8,831,354

Health Care – Services — 3.9%
HCA Holdings, Inc. (b)	94,965	8,615,225
Thermo Fisher Scientific, Inc.	31,270	4,057,595
UnitedHealth Group, Inc.	160,430	19,572,460

		32,245,280

Pharmaceuticals — 10.9%
Allergan PLC (b)	14,431	4,379,231
Cardinal Health, Inc.	111,760	9,348,724
Eli Lilly & Co.	157,187	13,123,543
Express Scripts Holding Co. (b)	56,940	5,064,244
Merck & Co., Inc.	195,077	11,105,734
Pfizer, Inc.	625,296	20,966,175
Quintiles Transnational Holdings, Inc. (b)	38,640	2,805,650
Roche Holding AG Sponsored ADR (Switzerland)	106,380	3,730,747
Sanofi ADR (France)	126,484	6,264,752
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	241,630	14,280,333

		91,069,133

		171,939,652

Energy — 8.5%
Oil & Gas — 6.5%
Anadarko Petroleum Corp.	60,210	4,699,993
BP PLC Sponsored ADR (United Kingdom)	145,800	5,826,168
Chevron Corp.	61,790	5,960,881
ConocoPhillips	50,320	3,090,151
Hess Corp.	56,213	3,759,525
Marathon Oil Corp.	182,863	4,853,184
Occidental Petroleum Corp.	60,570	4,710,529
Phillips 66	40,490	3,261,874
Royal Dutch Shell PLC A Shares Sponsored ADR (United Kingdom)	78,158	4,455,788
Suncor Energy, Inc.	354,840	9,765,197
Valero Energy Corp.	56,558	3,540,531

		53,923,821

Oil & Gas Services — 1.4%
Halliburton Co.	112,732	4,855,367
National Oilwell Varco, Inc.	63,710	3,075,919
Schlumberger Ltd.	42,750	3,684,623

		11,615,909

Pipelines — 0.6%
Enbridge, Inc.	105,860	4,953,189

		70,492,919

	Number of Shares	Value
Financial — 27.0%
Banks — 6.8%
Bank of America Corp.	976,449	$16,619,162
Capital One Financial Corp.	44,960	3,955,131
Fifth Third Bancorp	306,147	6,373,981
Intesa Sanpaolo SpA Sponsored ADR (Italy)	138,180	3,016,469
PNC Financial Services Group, Inc.	54,346	5,198,195
State Street Corp.	97,832	7,533,064
Wells Fargo & Co.	136,091	7,653,758
Zions Bancorp	196,906	6,248,812

		56,598,572

Diversified Financial — 13.1%
Ally Financial, Inc. (b)	408,330	9,158,842
American Express Co.	47,988	3,729,627
Ameriprise Financial, Inc.	42,633	5,326,141
Citigroup, Inc.	448,679	24,785,028
Discover Financial Services	103,042	5,937,280
FNF Group	119,144	4,407,137
The Goldman Sachs Group, Inc.	39,180	8,180,392
Invesco Ltd.	60,790	2,279,017
JP Morgan Chase & Co.	378,911	25,675,009
Legg Mason, Inc.	70,997	3,658,475
Morgan Stanley	294,390	11,419,388
Navient Corp.	128,234	2,335,141
T. Rowe Price Group, Inc.	33,390	2,595,405

		109,486,882

Insurance — 6.0%
The Allstate Corp.	39,680	2,574,042
American International Group, Inc.	292,225	18,065,349
Aon PLC	54,460	5,428,573
Genworth Financial, Inc. Class A (b)	301,710	2,283,945
MetLife, Inc.	224,891	12,591,647
The Travelers Cos., Inc.	42,670	4,124,482
Unum Group	135,911	4,858,818

		49,926,856

Real Estate Investment Trusts (REITS) — 1.1%
Equity Residential	35,780	2,510,683
Public Storage	15,650	2,885,391
Weyerhaeuser Co.	128,665	4,052,947

		9,449,021

		225,461,331

Industrial — 12.5%
Aerospace & Defense — 1.8%
Lockheed Martin Corp.	20,430	3,797,937
Northrop Grumman Corp.	35,632	5,652,304
United Technologies Corp.	46,318	5,138,056

		14,588,297

The accompanying notes are an integral part of the financial statements.

34

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Building Materials — 0.6%
Louisiana-Pacific Corp. (b)	315,190	$5,367,686

Electronics — 1.3%
Knowles Corp. (a) (b)	181,987	3,293,965
TE Connectivity Ltd.	110,710	7,118,653

		10,412,618

Environmental Controls — 0.5%
Waste Management, Inc.	96,390	4,467,676

Machinery – Construction & Mining — 1.0%
Caterpillar, Inc.	49,630	4,209,617
Ingersoll-Rand PLC	58,889	3,970,296

		8,179,913

Manufacturing — 4.9%
Danaher Corp.	105,048	8,991,058
Eaton Corp. PLC	226,465	15,284,123
Honeywell International, Inc.	51,601	5,261,754
Illinois Tool Works, Inc.	29,275	2,687,152
Parker Hannifin Corp.	40,663	4,730,327
Pentair PLC	61,524	4,229,775

		41,184,189

Packaging & Containers — 0.7%
Sealed Air Corp.	120,434	6,187,899

Transportation — 1.7%
American ExpressNorfolk Southern Corp.	60,763	5,308,255
CSX Corp.	144,280	4,710,742
FedEx Corp.	25,290	4,309,416

		14,328,413

		104,716,691

Technology — 8.4%
Computers — 3.2%
Apple, Inc.	68,787	8,627,610
EMC Corp.	217,541	5,740,907
International Business Machines Corp.	26,950	4,383,687
SanDisk Corp.	44,070	2,565,755
Synopsys, Inc. (b)	72,600	3,677,190
Western Digital Corp.	21,250	1,666,425

		26,661,574

Internet — 0.4%
Check Point Software Technologies Ltd. (b)	40,350	3,209,842

Semiconductors — 2.3%
Broadcom Corp. Class A	187,100	9,633,779
Intel Corp.	205,010	6,235,379
Micron Technology, Inc. (b)	169,396	3,191,421

		19,060,579

	Number of Shares	Value
Software — 2.5%
Microsoft Corp.	258,733	$11,423,062
Oracle Corp.	243,260	9,803,378

		21,226,440

		70,158,435

Utilities — 2.3%
Electric — 2.3%
Calpine Corp. (b)	162,464	2,922,727
Edison International	163,670	9,096,778
NextEra Energy, Inc.	39,521	3,874,244
PG&E Corp.	72,975	3,583,122

		19,476,871

TOTAL COMMON STOCK (Cost $645,850,715)		819,130,888

TOTAL EQUITIES (Cost $645,850,715)		819,130,888

MUTUAL FUNDS — 0.8%
Diversified Financial — 0.8%
State Street Navigator Securities Lending Prime Portfolio (c)	7,085,558	7,085,558

TOTAL MUTUAL FUNDS (Cost $7,085,558)		7,085,558

TOTAL LONG-TERM INVESTMENTS (Cost $652,936,273)		826,216,446

	Principal Amount
SHORT-TERM INVESTMENTS — 2.0%
Repurchase Agreement — 2.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/15, 0.010%, due 7/01/15 (d)	$16,286,645	16,286,645

Time Deposits — 0.0%
Euro Time Deposit 0.010% 7/01/15	97,906	97,906

TOTAL SHORT-TERM INVESTMENTS (Cost $16,384,551)		16,384,551

TOTAL INVESTMENTS — 100.9% (Cost $669,320,824) (e)		842,600,997

Other Assets/(Liabilities) — (0.9)%		(7,264,581)

NET ASSETS — 100.0%		$835,336,416

The accompanying notes are an integral part of the financial statements.

35

MML Equity Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of June 30, 2015, was $6,925,557 or 0.83% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $16,286,649. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity dates ranging from 7/25/37 – 8/15/39, and an aggregate market value, including accrued interest, of $16,618,669.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

36

MML Managed Bond Fund – Portfolio of Investments

June 30, 2015 (Unaudited)

	Number of Shares	Value
EQUITIES — 0.8%

PREFERRED STOCK — 0.8%
Consumer, Non-cyclical — 0.2%
Pharmaceuticals — 0.2%
Allergan PLC 5.500%	2,750	$2,867,095

Energy — 0.4%
Oil & Gas — 0.4%
Anadarko Petroleum Corp. 7.500%	68,000	3,427,880
Southwestern Energy Co. 6.250%	30,950	1,528,002

		4,955,882

Financial — 0.2%
Insurance — 0.2%
The Allstate Corp. 5.100%	95,000	2,381,650

TOTAL PREFERRED STOCK (Cost $10,107,767)		10,204,627

TOTAL EQUITIES (Cost $10,107,767)		10,204,627

	Principal Amount
BONDS & NOTES — 98.0%

CORPORATE DEBT — 49.2%
Advertising — 0.2%
WPP Finance 2010 4.750% 11/21/21	$763,000	831,991
WPP Finance 2010 5.625% 11/15/43	1,205,000	1,300,471

		2,132,462

Aerospace & Defense — 0.2%
Exelis, Inc. 4.250% 10/01/16	1,790,000	1,847,305
United Technologies Corp. 6.125% 7/15/38	350,000	426,816

		2,274,121

Agriculture — 0.4%
Altria Group, Inc. 4.250% 8/09/42	515,000	457,063
Altria Group, Inc. 9.700% 11/10/18	112,000	139,352
Altria Group, Inc. 9.950% 11/10/38	170,000	273,740
Bunge Ltd. Finance Corp. 3.200% 6/15/17	1,200,000	1,235,563
Philip Morris International, Inc. 6.375% 5/16/38	160,000	196,307

	Principal Amount	Value
Reynolds American, Inc. 2.300% 6/12/18	$1,160,000	$1,168,672
Reynolds American, Inc. 3.250% 6/12/20	840,000	850,838
Reynolds American, Inc. 5.850% 8/15/45	760,000	797,160

		5,118,695

Airlines — 0.1%
American Airlines Pass Through Trust, Series 2014-1, Class A 3.700% 4/01/28	616,389	616,389
American Airlines Pass-Through Trust, Series 2014-1, Class B 4.375% 4/01/24	262,323	266,258
United Air Lines, Inc. (a) 10.110% 2/19/49	89,893	34,384

		917,031

Auto Manufacturers — 0.2%
General Motors Co. 5.200% 4/01/45	1,575,000	1,559,943
Hyundai Capital America (b) 2.550% 2/06/19	1,045,000	1,053,152

		2,613,095

Automotive & Parts — 0.0%
Lear Corp. 4.750% 1/15/23	440,000	433,400

Banks — 3.4%
Associated Banc-Corp. 2.750% 11/15/19	2,805,000	2,808,285
Associated Banc-Corp. 4.250% 1/15/25	4,455,000	4,389,253
Bank of America Corp. 4.000% 4/01/24	2,285,000	2,325,159
Bank of America Corp. 5.650% 5/01/18	1,230,000	1,351,165
Bank of America Corp. 5.750% 12/01/17	780,000	849,716
Bank of America Corp. 5.875% 2/07/42	470,000	542,034
Barclays PLC 4.375% 9/11/24	1,385,000	1,328,306
Compass Bank 3.875% 4/10/25	3,190,000	3,003,238
Credit Agricole SA (b) 2.750% 6/10/20	2,340,000	2,338,477
Credit Suisse AG 5.400% 1/14/20	1,410,000	1,558,988
Discover Bank 2.000% 2/21/18	1,385,000	1,381,611

The accompanying notes are an integral part of the financial statements.

37

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
ICICI Bank Ltd. (b) 4.700% 2/21/18	$1,250,000	$1,315,287
ICICI Bank Ltd. (b) 4.750% 11/25/16	1,276,000	1,326,300
JP Morgan Chase & Co. 3.875% 9/10/24	1,420,000	1,397,147
Morgan Stanley 3.950% 4/23/27	1,175,000	1,107,893
MUFG Union Bank NA 2.625% 9/26/18	500,000	508,068
Regions Financial Corp. 7.500% 5/15/18	765,000	878,088
Santander Holdings USA, Inc. 2.650% 4/17/20	2,230,000	2,192,335
Skandinaviska Enskilda Banken AB (b) 2.375% 3/25/19	680,000	686,664
Societe Generale SA (b) 4.250% 4/14/25	1,520,000	1,429,195
State Street Corp. 3.300% 12/16/24	2,300,000	2,295,996
SVB Financial Group 3.500% 1/29/25	3,885,000	3,743,353
SVB Financial Group 5.375% 9/15/20	475,000	529,310
Valley National Bancorp 5.125% 9/27/23	1,530,000	1,622,449
Wachovia Bank NA 6.600% 1/15/38	325,000	421,361
Wells Fargo & Co. 4.600% 4/01/21	210,000	230,050

		41,559,728

Beverages — 0.1%
Anheuser-Busch Cos, Inc. 6.500% 2/01/43	125,000	159,030
Pernod Ricard SA (b) 2.950% 1/15/17	1,400,000	1,430,603

		1,589,633

Biotechnology — 0.1%
Amgen, Inc. 5.150% 11/15/41	950,000	975,602

Building Materials — 0.9%
CRH America, Inc. (b) 3.875% 5/18/25	2,080,000	2,061,161
CRH America, Inc. 8.125% 7/15/18	1,195,000	1,401,523
Lafarge SA 6.500% 7/15/16	1,185,000	1,241,288
Martin Marietta Material, Inc. FRN 1.373% 6/30/17	1,365,000	1,359,283
Masco Corp. 4.450% 4/01/25	3,745,000	3,754,363

	Principal Amount	Value
Owens Corning, Inc. 9.000% 6/15/19	$590,000	$703,725

		10,521,343

Chemicals — 2.2%
Ashland, Inc. STEP 4.750% 8/15/22	9,620,000	9,439,625
Ashland, Inc. 6.875% 5/15/43	2,977,000	3,021,655
Cabot Corp. 5.000% 10/01/16	2,215,000	2,318,930
Cytec Industries, Inc. 8.950% 7/01/17	125,000	140,327
The Dow Chemical Co. 8.550% 5/15/19	250,000	304,808
Ecolab, Inc. 4.350% 12/08/21	375,000	404,566
Incitec Pivot Finance LLC (b) 6.000% 12/10/19	640,000	708,720
Incitec Pivot Ltd. (b) 4.000% 12/07/15	2,377,000	2,403,059
Methanex Corp. 5.250% 3/01/22	350,000	374,440
Rockwood Specialties Group, Inc. 4.625% 10/15/20	4,115,000	4,284,744
RPM International, Inc. 3.450% 11/15/22	1,425,000	1,374,405
RPM International, Inc. 6.125% 10/15/19	550,000	618,758
RPM International, Inc. 6.500% 2/15/18	1,390,000	1,536,359
Valspar Corp. 7.250% 6/15/19	315,000	364,372

		27,294,768

Commercial Services — 1.5%
The ADT Corp. 2.250% 7/15/17	1,770,000	1,752,654
Cardtronics, Inc., Convertible 1.000% 12/01/20	1,250,000	1,226,563
ERAC USA Finance LLC (b) 2.800% 11/01/18	395,000	402,910
ERAC USA Finance LLC (b) 6.700% 6/01/34	125,000	152,111
Leidos Holdings, Inc. 4.450% 12/01/20	5,665,000	5,685,343
McGraw Hill Financial, Inc. (b) 4.000% 6/15/25	2,105,000	2,102,918
Verisk Analytics, Inc. 4.000% 6/15/25	2,895,000	2,835,085
The Western Union Co. 5.930% 10/01/16	4,020,000	4,220,674

		18,378,258

The accompanying notes are an integral part of the financial statements.

38

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Computers — 0.2%
Electronic Data Systems LLC 7.450% 10/15/29	$300,000	$366,317
SanDisk Corp., Convertible 0.500% 10/15/20	2,513,000	2,436,039

		2,802,356

Cosmetics & Personal Care — 0.1%
Avon Products, Inc. 5.750% 3/15/23	360,000	309,600
Avon Products, Inc. 6.500% 3/01/19	790,000	762,350
The Procter & Gamble Co. 5.800% 8/15/34	175,000	216,703

		1,288,653

Distribution & Wholesale — 0.3%
Ingram Micro, Inc. 4.950% 12/15/24	3,045,000	3,112,416

Diversified Financial — 4.7%
AerCap Ireland Capital Ltd. (b) 4.500% 5/15/21	4,735,000	4,758,675
Affiliated Managers Group, Inc. 3.500% 8/01/25	2,080,000	2,014,351
Affiliated Managers Group, Inc. 4.250% 2/15/24	1,322,000	1,362,202
Air Lease Corp. 3.375% 1/15/19	2,270,000	2,312,563
Air Lease Corp. 3.875% 4/01/21	1,630,000	1,646,300
Air Lease Corp. 5.625% 4/01/17	535,000	567,100
Ally Financial, Inc. 4.625% 5/19/22	2,465,000	2,434,188
American Express Co. VRN 6.800% 9/01/66	185,000	190,347
Ares Finance Co. LLC (b) 4.000% 10/08/24	2,080,000	2,001,638
Citigroup, Inc. 5.375% 8/09/20	1,100,000	1,229,824
Citigroup, Inc. 5.875% 5/29/37	490,000	548,505
Citigroup, Inc. 5.875% 1/30/42	475,000	555,684
Citigroup, Inc. 6.125% 11/21/17	745,000	819,479
Citigroup, Inc. 8.500% 5/22/19	486,000	592,773
Eaton Vance Corp. 6.500% 10/02/17	168,000	185,188
General Electric Capital Corp. 5.500% 1/08/20	115,000	130,366
General Electric Capital Corp. 6.875% 1/10/39	1,040,000	1,396,381

	Principal Amount	Value
The Goldman Sachs Group, Inc. 5.375% 3/15/20	$950,000	$1,057,844
The Goldman Sachs Group, Inc. 5.625% 1/15/17	975,000	1,032,444
The Goldman Sachs Group, Inc. 5.750% 1/24/22	950,000	1,080,596
The Goldman Sachs Group, Inc. 6.125% 2/15/33	335,000	399,634
The Goldman Sachs Group, Inc. 6.150% 4/01/18	150,000	166,782
The Goldman Sachs Group, Inc. 6.345% 2/15/34	335,000	388,546
The Goldman Sachs Group, Inc. 6.750% 10/01/37	345,000	404,667
Hyundai Capital America (b) 2.875% 8/09/18	800,000	818,918
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 3.500% 3/15/17	6,450,000	6,490,312
International Lease Finance Corp. 3.875% 4/15/18	1,515,000	1,522,575
International Lease Finance Corp. 5.750% 5/15/16	4,742,000	4,860,550
International Lease Finance Corp. 8.750% 3/15/17	675,000	738,524
Janus Capital Group, Inc. 6.700% 6/15/17	2,375,000	2,584,670
JP Morgan Chase & Co. 4.500% 1/24/22	950,000	1,018,089
JP Morgan Chase & Co. 4.950% 3/25/20	1,655,000	1,824,265
JP Morgan Chase & Co. 5.600% 7/15/41	1,125,000	1,275,481
Lazard Group LLC 4.250% 11/14/20	3,710,000	3,900,917
Lazard Group LLC 6.850% 6/15/17	245,000	267,643
Legg Mason, Inc. 5.625% 1/15/44	1,015,000	1,082,945
Merrill Lynch & Co., Inc. 7.750% 5/14/38	400,000	532,594
Morgan Stanley 4.000% 7/24/15	950,000	951,589
Morgan Stanley 5.450% 1/09/17	330,000	349,701
Morgan Stanley 5.750% 1/25/21	625,000	712,073
Morgan Stanley 6.625% 4/01/18	1,000,000	1,122,056

		57,328,979

Electric — 2.9%
Appalachian Power Co. 3.400% 6/01/25	2,395,000	2,360,902

The accompanying notes are an integral part of the financial statements.

39

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Berkshire Hathaway Energy 5.950% 5/15/37	$1,100,000	$1,272,731
Commonwealth Edison Co. 3.700% 3/01/45	2,000,000	1,795,738
Entergy Louisiana LLC 4.950% 1/15/45	1,005,000	990,280
Florida Power & Light Co. 4.950% 6/01/35	630,000	691,382
IPALCO Enterprises, Inc. (b) 3.450% 7/15/20	4,910,000	4,885,450
Kansas Gas & Electric Co. 5.647% 3/29/21	184,836	186,684
LG&E and KU Energy LLC 4.375% 10/01/21	1,100,000	1,193,049
Metropolitan Edison Co. (b) 4.000% 4/15/25	1,345,000	1,341,542
Nevada Power Co. Series N 6.650% 4/01/36	550,000	708,875
NiSource Finance Corp. 4.800% 2/15/44	1,135,000	1,157,300
NiSource Finance Corp. 5.800% 2/01/42	950,000	1,106,717
Oncor Electric Delivery Co. 7.500% 9/01/38	495,000	696,048
Pacific Gas & Electric Co. 5.800% 3/01/37	543,000	628,154
Pennsylvania Electric Co. (b) 4.150% 4/15/25	1,860,000	1,855,244
PPL Capital Funding, Inc. 5.000% 3/15/44	1,180,000	1,239,962
Progress Energy, Inc. 7.000% 10/30/31	485,000	611,500
Puget Energy, Inc. (b) 3.650% 5/15/25	2,345,000	2,295,150
Puget Energy, Inc. 6.500% 12/15/20	1,580,000	1,849,633
Puget Sound Energy, Inc. 4.300% 5/20/45	4,215,000	4,191,400
Southern California Edison Co. 5.950% 2/01/38	545,000	663,001
State Grid Overseas Investment Ltd. (b) 1.750% 5/22/18	1,170,000	1,161,342
Tri-State Generation & Transmission Association, Series 2003, Class A (b) 6.040% 1/31/18	133,051	141,087
Tri-State Generation & Transmission Association, Series 2003, Class B (b) 7.144% 7/31/33	480,000	605,515
Union Electric Co. 6.700% 2/01/19	505,000	584,313

	Principal Amount	Value
Virginia Electric and Power Co. 6.350% 11/30/37	$640,000	$816,241
Wisconsin Public Service Corp. 5.650% 11/01/17	380,000	408,515

		35,437,755

Electronics — 0.6%
Amphenol Corp. 2.550% 1/30/19	1,320,000	1,337,122
Amphenol Corp. 4.000% 2/01/22	475,000	489,960
Arrow Electronics, Inc. 3.500% 4/01/22	1,680,000	1,653,728
Arrow Electronics, Inc. 6.000% 4/01/20	725,000	814,956
Flextronics International Ltd. (b) 4.750% 6/15/25	1,770,000	1,756,194
Jabil Circuit, Inc. 8.250% 3/15/18	605,000	685,162
Tech Data Corp. 3.750% 9/21/17	885,000	916,956

		7,654,078

Environmental Controls — 0.3%
Republic Services, Inc. 3.200% 3/15/25	3,345,000	3,217,241
Republic Services, Inc. 5.250% 11/15/21	100,000	112,067

		3,329,308

Foods — 0.6%
ConAgra Foods, Inc. 4.950% 8/15/20	600,000	650,425
ConAgra Foods, Inc. 6.625% 8/15/39	350,000	371,943
ConAgra Foods, Inc. 7.000% 4/15/19	364,000	415,729
Delhaize America, Inc. 9.000% 4/15/31	855,000	1,106,853
General Mills, Inc. 5.400% 6/15/40	70,000	75,924
JBS Investments GmbH (b) 7.750% 10/28/20	2,984,000	3,245,100
Kraft Foods, Inc. 6.500% 2/09/40	260,000	321,935
Tyson Foods, Inc. 2.650% 8/15/19	430,000	432,837
Tyson Foods, Inc. 4.875% 8/15/34	660,000	664,119
WM Wrigley Jr. Co. (b) 2.400% 10/21/18	475,000	481,748

		7,766,613

The accompanying notes are an integral part of the financial statements.

40

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Forest Products & Paper — 0.3%
Domtar Corp. 9.500% 8/01/16	$160,000	$172,279
Domtar Corp. 10.750% 6/01/17	245,000	283,617
International Paper Co. 4.750% 2/15/22	425,000	460,052
International Paper Co. 7.300% 11/15/39	765,000	936,268
International Paper Co. 9.375% 5/15/19	200,000	247,492
The Mead Corp. 7.550% 3/01/47	1,000,000	1,177,692
Sappi Papier Holding GmbH (b) 7.750% 7/15/17	770,000	823,900

		4,101,300

Gas — 0.2%
Boston Gas Co. (b) 4.487% 2/15/42	450,000	451,625
The Laclede Group, Inc. 4.700% 8/15/44	1,840,000	1,832,393

		2,284,018

Hand & Machine Tools — 0.1%
Kennametal, Inc. 2.650% 11/01/19	800,000	795,074

Health Care – Products — 0.6%
Boston Scientific Corp. 6.000% 1/15/20	650,000	736,046
Johnson & Johnson 5.850% 7/15/38	175,000	222,158
Zimmer Biomet Holdings, Inc. 3.550% 4/01/25	3,085,000	2,980,687
Zimmer Biomet Holdings, Inc. 4.450% 8/15/45	3,890,000	3,568,126

		7,507,017

Health Care – Services — 0.4%
Anthem, Inc., Convertible 2.750% 10/15/42	650,000	1,426,344
Cigna Corp. 5.125% 6/15/20	450,000	504,576
Roche Holdings, Inc. (b) 6.000% 3/01/19	75,000	85,347
Roche Holdings, Inc. (b) 7.000% 3/01/39	680,000	949,129
UnitedHealth Group, Inc. 3.950% 10/15/42	350,000	316,676
UnitedHealth Group, Inc. 6.875% 2/15/38	1,160,000	1,525,802

		4,807,874

	Principal Amount	Value
Holding Company – Diversified — 0.1%
Hutchison Whampoa International Ltd. (b) 5.750% 9/11/19	$725,000	$817,890

Home Builders — 0.3%
Lennar Corp. 4.500% 11/15/19	3,390,000	3,432,375

Home Furnishing — 0.0%
Whirlpool Corp. 5.150% 3/01/43	290,000	297,190

Household Products — 0.2%
Jarden Corp., Convertible 1.500% 6/15/19	1,740,000	2,416,425

Insurance — 4.1%
The Allstate Corp. 5.550% 5/09/35	630,000	744,082
The Allstate Corp. VRN 5.750% 8/15/53	2,065,000	2,181,156
The Allstate Corp. 7.450% 5/16/19	47,000	56,164
American International Group, Inc. 6.250% 5/01/36	2,200,000	2,609,268
Arch Capital Group US, Inc. 5.144% 11/01/43	1,040,000	1,062,733
AXIS Specialty Finance PLC 2.650% 4/01/19	590,000	589,015
Brown & Brown, Inc. 4.200% 9/15/24	1,775,000	1,752,069
The Chubb Corp. VRN 6.375% 3/29/67	2,777,000	2,913,073
CNA Financial Corp. 7.350% 11/15/19	670,000	791,949
CNO Financial Group, Inc. 4.500% 5/30/20	1,602,000	1,626,030
CNO Financial Group, Inc. 5.250% 5/30/25	1,911,000	1,941,958
Five Corners Funding Trust (b) 4.419% 11/15/23	1,315,000	1,358,345
The Hartford Financial Services Group, Inc. VRN 8.125% 6/15/38	1,885,000	2,118,269
Lincoln National Corp. 8.750% 7/01/19	670,000	821,452
Marsh & McLennan Cos., Inc. 4.800% 7/15/21	850,000	939,574
Marsh & McLennan Cos., Inc. 5.875% 8/01/33	600,000	680,969
MetLife Capital Trust IV (b) 7.875% 12/15/67	1,960,000	2,461,760
Principal Financial Group, Inc. 8.875% 5/15/19	290,000	357,005

The accompanying notes are an integral part of the financial statements.

41

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
The Progressive Corp. VRN 6.700% 6/15/37	$2,039,000	$2,125,658
Prudential Financial, Inc. 4.500% 11/15/20	475,000	519,587
Prudential Financial, Inc. VRN 5.200% 3/15/44	1,800,000	1,782,900
Prudential Financial, Inc. VRN 5.375% 5/15/45	1,635,000	1,612,519
Prudential Financial, Inc. VRN 5.625% 6/15/43	1,680,000	1,741,320
Prudential Financial, Inc. 6.200% 11/15/40	350,000	410,332
Prudential Financial, Inc. VRN 8.875% 6/15/38	1,475,000	1,725,750
QBE Capital Funding III Ltd. VRN (b) 7.250% 5/24/41	1,305,000	1,443,348
QBE Insurance Group Ltd. (b) 2.400% 5/01/18	655,000	658,626
Reinsurance Group of America, Inc. 4.700% 9/15/23	1,480,000	1,570,638
Reinsurance Group of America, Inc. 5.000% 6/01/21	1,220,000	1,337,165
Reinsurance Group of America, Inc. 6.450% 11/15/19	1,305,000	1,503,459
The Travelers Cos., Inc. 6.250% 6/15/37	550,000	690,135
USF&G Capital I (b) 8.500% 12/15/45	885,000	1,249,715
Voya Financial, Inc. 5.500% 7/15/22	600,000	673,703
Voya Financial, Inc. VRN 5.650% 5/15/53	1,175,000	1,199,969
Willis Group Holdings PLC 4.125% 3/15/16	455,000	464,269
Willis Group Holdings PLC 5.750% 3/15/21	1,690,000	1,895,894
Willis North America, Inc. 7.000% 9/29/19	566,000	644,919
WR Berkley Corp. 4.625% 3/15/22	2,600,000	2,764,403

		51,019,180

Internet — 1.1%
Baidu, Inc. 2.750% 6/09/19	405,000	405,202
Baidu, Inc. 3.250% 8/06/18	1,690,000	1,739,314
Expedia, Inc. 4.500% 8/15/24	5,490,000	5,537,357
Expedia, Inc. 7.456% 8/15/18	2,550,000	2,928,407
LinkedIn Corp., Convertible (b) 0.500% 11/01/19	1,370,000	1,374,281

	Principal Amount	Value
Tencent Holdings Ltd. (b) 2.875% 2/11/20	$1,390,000	$1,388,107

		13,372,668

Investment Companies — 0.6%
Ares Capital Corp. 3.875% 1/15/20	3,250,000	3,303,570
FS Investment Corp. 4.000% 7/15/19	2,450,000	2,489,626
Glencore Finance Canada Co. (b) 2.050% 10/23/15	1,225,000	1,228,137
Glencore Finance Canada Co. (b) 5.800% 11/15/16	240,000	252,612

		7,273,945

Iron & Steel — 1.3%
Allegheny Technologies, Inc. 9.375% 6/01/19	220,000	258,500
ArcelorMittal 4.500% 8/05/15	3,850,000	3,851,193
ArcelorMittal 5.125% 6/01/20	2,165,000	2,194,769
ArcelorMittal 5.250% 2/25/17	825,000	856,969
ArcelorMittal 6.000% 8/05/20	1,200,000	1,254,000
ArcelorMittal 6.125% 6/01/18	181,000	192,765
Commercial Metals Co. 6.500% 7/15/17	765,000	805,162
Glencore Funding LLC (b) 2.875% 4/16/20	4,045,000	3,964,796
Reliance Steel & Aluminum Co. 6.200% 11/15/16	1,870,000	1,968,411
Reliance Steel & Aluminum Co. 6.850% 11/15/36	1,045,000	1,136,992

		16,483,557

Lodging — 0.2%
Choice Hotels International, Inc. 5.700% 8/28/20	1,100,000	1,185,250
Marriott International, Inc. 3.375% 10/15/20	1,290,000	1,326,898
Starwood Hotels & Resorts Worldwide, Inc. 6.750% 5/15/18	220,000	246,140
Wyndham Worldwide Corp. 6.000% 12/01/16	6,000	6,331

		2,764,619

Machinery – Diversified — 0.4%
CNH Industrial Capital LLC 3.250% 2/01/17	1,650,000	1,643,813
CNH Industrial Capital LLC 3.375% 7/15/19	1,530,000	1,484,100

The accompanying notes are an integral part of the financial statements.

42

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CNH Industrial Capital LLC 3.625% 4/15/18	$655,000	$655,000
CNH Industrial Capital LLC 6.250% 11/01/16	1,240,000	1,286,500
Xylem, Inc. 4.875% 10/01/21	375,000	406,242

		5,475,655

Manufacturing — 0.9%
General Electric Co. 4.125% 10/09/42	1,430,000	1,375,879
Harsco Corp 2.700% 10/15/15	6,715,000	6,715,000
Ingersoll-Rand Global Holding Co. Ltd. 6.875% 8/15/18	310,000	352,441
SPX Corp. 6.875% 9/01/17	1,195,000	1,287,613
Textron, Inc. 7.250% 10/01/19	730,000	854,432
Tyco Electronics Group SA 7.125% 10/01/37	335,000	431,279

		11,016,644

Media — 0.5%
21st Century Fox America, Co. 6.900% 8/15/39	420,000	525,313
BSkyB Finance PLC (b) 5.625% 10/15/15	1,415,000	1,432,229
CBS Corp. 7.875% 7/30/30	315,000	409,590
Comcast Corp. 6.950% 8/15/37	515,000	669,558
NBCUniversal Media LLC 6.400% 4/30/40	65,000	80,713
Time Warner Cable, Inc. 6.750% 6/15/39	985,000	1,051,635
Time Warner Cable, Inc. 8.250% 4/01/19	75,000	88,207
Time Warner Cable, Inc. 8.750% 2/14/19	325,000	385,987
Time Warner, Inc. 4.700% 1/15/21	650,000	702,397
Time Warner, Inc. 6.100% 7/15/40	650,000	731,019
Time Warner, Inc. 6.250% 3/29/41	210,000	240,301

		6,316,949

Mining — 0.8%
Freeport-McMoRan Copper & Gold, Inc. 4.000% 11/14/21	4,775,000	4,688,931
Freeport-McMoRan, Inc. 2.375% 3/15/18	585,000	580,522

	Principal Amount	Value
Freeport-McMoRan, Inc. 5.450% 3/15/43	$880,000	$734,674
Newmont Mining Corp. 5.125% 10/01/19	960,000	1,042,913
Vale Overseas Ltd. 5.625% 9/15/19	200,000	216,308
Vale Overseas Ltd. 6.250% 1/11/16	770,000	789,288
Vale Overseas Ltd. 6.250% 1/23/17	1,070,000	1,131,611
Vale Overseas Ltd. 6.875% 11/10/39	335,000	322,404

		9,506,651

Office Equipment/Supplies — 0.2%
Pitney Bowes, Inc. 4.625% 3/15/24	1,675,000	1,689,371
Pitney Bowes, Inc. 4.750% 1/15/16	820,000	834,875
Pitney Bowes, Inc. 4.750% 5/15/18	250,000	265,020
Pitney Bowes, Inc. 5.750% 9/15/17	166,000	179,242
Xerox Corp. 5.625% 12/15/19	85,000	95,301

		3,063,809

Office Furnishings — 0.0%
Steelcase, Inc. 6.375% 2/15/21	100,000	112,119

Oil & Gas — 3.6%
Anadarko Petroleum Corp. 6.450% 9/15/36	545,000	628,865
Chesapeake Energy Corp. 3.250% 3/15/16	4,025,000	4,009,906
Chesapeake Energy Corp., Convertible 2.250% 12/15/38	240,000	208,200
Chesapeake Energy Corp., Convertible 2.500% 5/15/37	2,310,000	2,188,725
Devon Energy Corp. 5.600% 7/15/41	700,000	732,868
Devon Energy Corp. 6.300% 1/15/19	260,000	293,708
Ensco PLC 5.200% 3/15/25	2,580,000	2,554,368
Motiva Enterprises LLC (b) 6.850% 1/15/40	655,000	746,882
Newfield Exploration Co. 5.375% 1/01/26	538,000	532,620
Petrobras Global Finance BV 2.000% 5/20/16	1,160,000	1,146,277
Petrobras Global Finance BV 3.000% 1/15/19	640,000	591,462
Petrobras Global Finance BV 3.250% 3/17/17	4,440,000	4,378,328

The accompanying notes are an integral part of the financial statements.

43

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Petrobras Global Finance BV 5.375% 1/27/21	$1,005,000	$966,609
Petrobras International Finance Co. 3.875% 1/27/16	1,599,000	1,605,828
Petrobras International Finance Co. 6.750% 1/27/41	425,000	372,185
Petroleos Mexicanos 3.125% 1/23/19	325,000	328,088
Petroleos Mexicanos 5.500% 1/21/21	1,190,000	1,290,555
Petroleos Mexicanos 6.375% 1/23/45	595,000	610,619
Petroleos Mexicanos Co. 6.625% 6/15/35	140,000	149,450
Pioneer Natural Resources Co. 5.875% 7/15/16	1,150,000	1,201,829
Pioneer Natural Resources Co. 7.500% 1/15/20	1,050,000	1,235,420
Rowan Cos., Inc. 4.750% 1/15/24	2,458,000	2,348,904
Rowan Cos., Inc. 4.875% 6/01/22	3,840,000	3,813,976
Rowan Cos., Inc. 5.000% 9/01/17	1,055,000	1,088,622
Southwestern Energy Co. 4.050% 1/23/20	2,230,000	2,291,755
Southwestern Energy Co. 4.950% 1/23/25	1,335,000	1,348,763
Transocean, Inc. 4.950% 11/15/15	2,030,000	2,057,913
Transocean, Inc. 5.550% 12/15/16	930,000	962,522
Transocean, Inc. 6.000% 3/15/18	2,556,000	2,581,560
Whiting Petroleum Corp. Convertible (b) 1.250% 4/01/20	1,280,000	1,398,400

		43,665,207

Oil & Gas Services — 1.1%
Hornbeck Offshore Services, Inc., Convertible 1.500% 9/01/19	2,490,000	2,032,462
SEACOR Holdings, Inc., Convertible 3.000% 11/15/28	895,000	796,550
SESI LLC 6.375% 5/01/19	3,150,000	3,203,550
Superior Energy Services, Inc. 7.125% 12/15/21	2,000,000	2,120,000
Weatherford International Ltd. 4.500% 4/15/22	650,000	610,393
Weatherford International Ltd. 5.125% 9/15/20	3,142,000	3,201,723

	Principal Amount	Value
Weatherford International Ltd. 5.950% 4/15/42	$1,455,000	$1,229,909
Weatherford International Ltd. 6.000% 3/15/18	525,000	558,879

		13,753,466

Packaging & Containers — 0.1%
Bemis Co., Inc. 6.800% 8/01/19	840,000	976,113
Brambles USA Inc., Series A (b) 5.350% 4/01/20	490,000	540,996

		1,517,109

Pharmaceuticals — 1.6%
AbbVie, Inc. 3.600% 5/14/25	2,695,000	2,663,725
AbbVie, Inc. 4.400% 11/06/42	500,000	473,092
Actavis Funding SCS 3.000% 3/12/20	2,005,000	2,009,547
Actavis Funding SCS 3.800% 3/15/25	2,790,000	2,740,678
Actavis Funding SCS 4.750% 3/15/45	1,270,000	1,209,109
Baxalta, Inc. (b) 4.000% 6/23/25	1,775,000	1,761,799
Baxalta, Inc. (b) 5.250% 6/23/45	885,000	889,829
Cardinal Health, Inc. 3.750% 9/15/25	2,550,000	2,536,947
McKesson Corp. 2.284% 3/15/19	600,000	599,827
McKesson Corp. 4.750% 3/01/21	600,000	658,752
McKesson Corp. 4.883% 3/15/44	625,000	621,097
McKesson Corp. 6.000% 3/01/41	550,000	632,166
Mead Johnson Nutrition Co. 4.900% 11/01/19	1,010,000	1,096,690
Merck Sharp & Dohme Corp. 5.850% 6/30/39	180,000	219,850
Pfizer, Inc. 7.200% 3/15/39	395,000	544,822
Wyeth 6.000% 2/15/36	360,000	429,937

		19,087,867

Pipelines — 3.2%
Boardwalk Pipelines LLC 5.500% 2/01/17	200,000	207,372
Boardwalk Pipelines LP 5.875% 11/15/16	2,390,000	2,478,841

The accompanying notes are an integral part of the financial statements.

44

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CenterPoint Energy Resources Corp. 4.500% 1/15/21	$475,000	$510,472
CenterPoint Energy Resources Corp. 5.850% 1/15/41	425,000	482,628
Energy Transfer Partners LP FRN 3.296% 11/01/66	1,375,000	1,168,750
Energy Transfer Partners LP 4.050% 3/15/25	2,790,000	2,630,942
Energy Transfer Partners LP 4.150% 10/01/20	1,130,000	1,161,369
Energy Transfer Partners LP 4.750% 1/15/26	3,185,000	3,151,962
Energy Transfer Partners LP 4.900% 3/15/35	1,615,000	1,457,229
Energy Transfer Partners LP 9.700% 3/15/19	1,050,000	1,294,543
Enterprise Products Operating Co. 3.700% 2/15/26	2,285,000	2,212,481
Enterprise Products Operating Co. 5.950% 2/01/41	455,000	495,231
Kinder Morgan Energy Partners LP 4.100% 11/15/15	2,000,000	2,020,800
Kinder Morgan Energy Partners LP 6.000% 2/01/17	185,000	197,019
Kinder Morgan Energy Partners LP 6.500% 2/01/37	150,000	154,699
Kinder Morgan Energy Partners LP 6.950% 1/15/38	175,000	188,070
Kinder Morgan Finance Co. LLC (b) 6.000% 1/15/18	2,700,000	2,925,275
Kinder Morgan, Inc. 4.300% 6/01/25	2,675,000	2,582,426
Magellan Midstream Partners LP 5.150% 10/15/43	2,575,000	2,604,002
Magellan Midstream Partners LP 6.550% 7/15/19	560,000	643,100
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 4.500% 7/15/23	2,035,000	1,994,300
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 4.875% 12/01/24	3,600,000	3,519,000
Southern Natural Gas Co. LLC (b) 5.900% 4/01/17	310,000	330,166
Williams Partners LP 5.250% 3/15/20	1,415,000	1,538,017
Williams Partners LP/ACMP Finance Corp. 4.875% 5/15/23	3,610,000	3,560,940

		39,509,634

Real Estate Investment Trusts (REITS) — 1.7%
American Tower Corp. 3.400% 2/15/19	1,100,000	1,125,650

	Principal Amount	Value
American Tower Corp. 3.450% 9/15/21	$2,690,000	$2,677,031
American Tower Corp. 4.500% 1/15/18	1,375,000	1,455,006
ARC Properties Operating Partnership LP 2.000% 2/06/17	1,390,000	1,348,300
ARC Properties Operating Partnership LP 3.000% 2/06/19	695,000	659,381
Boston Properties LP 3.700% 11/15/18	475,000	500,455
Boston Properties LP 4.125% 5/15/21	580,000	616,189
Brandywine Operating Partners LP 4.950% 4/15/18	800,000	852,735
DDR Corp. 4.750% 4/15/18	1,000,000	1,066,970
DDR Corp. 7.500% 4/01/17	1,000,000	1,096,148
DDR Corp. 7.875% 9/01/20	1,000,000	1,224,144
Duke Realty LP 8.250% 8/15/19	1,375,000	1,666,783
ERP Operating LP 4.625% 12/15/21	375,000	409,079
Federal Realty Investment Trust 5.900% 4/01/20	330,000	377,968
HCP, Inc. 2.625% 2/01/20	970,000	960,214
Highwoods Realty LP 5.850% 3/15/17	1,800,000	1,921,662
Highwoods Realty LP 7.500% 4/15/18	195,000	222,688
Host Hotels & Resorts LP 4.000% 6/15/25	1,900,000	1,885,883
Mack-Cali Realty LP 7.750% 8/15/19	515,000	592,802
ProLogis LP 2.750% 2/15/19	530,000	537,644
Simon Property Group LP 5.650% 2/01/20	140,000	159,554

		21,356,286

Retail — 1.7%
Bed Bath & Beyond, Inc. 5.165% 8/01/44	860,000	853,769
CVS Health Corp. 6.125% 9/15/39	560,000	661,573
CVS Pass-Through Trust (b) 5.926% 1/10/34	1,282,588	1,471,824
CVS Pass-Through Trust (b) 7.507% 1/10/32	8,796	11,084

The accompanying notes are an integral part of the financial statements.

45

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Dollar General Corp. 3.250% 4/15/23	$4,015,000	$3,825,291
El Puerto de Liverpool SAB de CV (b) 3.950% 10/02/24	2,620,000	2,561,050
The Home Depot, Inc. 5.950% 4/01/41	600,000	730,377
O’Reilly Automotive, Inc. 4.875% 1/14/21	575,000	629,850
QVC, Inc. 3.125% 4/01/19	960,000	953,547
QVC, Inc. 4.450% 2/15/25	1,380,000	1,331,623
QVC, Inc. 5.125% 7/02/22	545,000	561,229
Target Corp. 7.000% 1/15/38	475,000	640,103
Tiffany & Co. 4.900% 10/01/44	990,000	945,054
Wal-Mart Stores, Inc. 6.200% 4/15/38	730,000	910,639
Wal-Mart Stores, Inc. 6.500% 8/15/37	515,000	661,832
Walgreens Boots Alliance, Inc. 2.700% 11/18/19	685,000	685,915
Walgreens Boots Alliance, Inc. 3.800% 11/18/24	3,170,000	3,104,628

		20,539,388

Savings & Loans — 0.6%
Glencore Funding LLC (b) 1.700% 5/27/16	1,919,000	1,921,157
Glencore Funding LLC (b) 2.500% 1/15/19	1,472,000	1,455,483
Glencore Funding LLC (b) 3.125% 4/29/19	1,115,000	1,124,477
Nationwide Building Society (b) 2.350% 1/21/20	2,420,000	2,411,528

		6,912,645

Semiconductors — 1.3%
Applied Materials, Inc. 5.850% 6/15/41	1,000,000	1,139,675
Intel Corp., Convertible 3.250% 8/01/39	614,000	934,048
KLA-Tencor Corp. 4.650% 11/01/24	2,110,000	2,108,848
Lam Research Corp. 2.750% 3/15/20	2,265,000	2,249,489
Lam Research Corp. 3.800% 3/15/25	2,010,000	1,956,353
Microchip Technology, Inc., Convertible (b) 1.625% 2/15/25	2,040,000	2,057,850

	Principal Amount	Value
Micron Technology, Inc., Convertible 2.125% 2/15/33	$1,018,000	$1,826,038
Micron Technology, Inc., Convertible 3.000% 11/15/43	514,000	464,206
ON Semiconductor Corp., Convertible (b) 1.000% 12/01/20	1,100,000	1,088,313
QUALCOMM, Inc. 3.450% 5/20/25	2,835,000	2,762,656

		16,587,476

Software — 0.4%
Broadridge Financial Solutions, Inc. 3.950% 9/01/20	655,000	681,264
CA, Inc. 2.875% 8/15/18	730,000	744,642
CA, Inc. 5.375% 12/01/19	1,530,000	1,703,142
Citrix Systems, Inc., Convertible 0.500% 4/15/19	2,090,000	2,207,563

		5,336,611

Telecommunications — 1.7%
America Movil SAB de CV 5.000% 3/30/20	500,000	553,475
America Movil SAB de CV 6.125% 3/30/40	525,000	607,913
AT&T, Inc. 4.750% 5/15/46	1,775,000	1,615,204
AT&T, Inc. 6.550% 2/15/39	455,000	522,761
British Telecom PLC 9.625% 12/15/30	495,000	734,665
CenturyLink, Inc. 6.150% 9/15/19	560,000	589,400
Cisco Systems, Inc. 5.500% 1/15/40	345,000	393,220
Deutsche Telekom International Finance BV 8.750% 6/15/30	475,000	668,291
Embarq Corp. 7.082% 6/01/16	780,000	811,144
Embarq Corp. 7.995% 6/01/36	145,000	160,761
Qwest Corp. 8.375% 5/01/16	2,960,000	3,125,014
Rogers Communications, Inc. 7.500% 8/15/38	50,000	64,527
Sprint Communications, Inc. (b) 9.000% 11/15/18	2,600,000	2,936,076
Telefonica Emisiones SAU 5.462% 2/16/21	475,000	525,230
Telefonica Emisiones SAU 6.421% 6/20/16	773,000	808,246

The accompanying notes are an integral part of the financial statements.

46

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Verizon Communications, Inc. 2.625% 2/21/20	$1,650,000	$1,646,291
Verizon Communications, Inc. 3.500% 11/01/24	1,660,000	1,614,614
Verizon Communications, Inc. 4.862% 8/21/46	918,000	859,171
Verizon Communications, Inc. 5.012% 8/21/54	1,083,000	993,747
Verizon Communications, Inc. 6.550% 9/15/43	1,082,000	1,265,674

		20,495,424

Transportation — 0.7%
Asciano Finance (b) 4.625% 9/23/20	610,000	646,997
Asciano Finance (b) 5.000% 4/07/18	1,150,000	1,232,455
Burlington Northern Santa Fe LLC 6.150% 5/01/37	720,000	888,746
Canadian Pacific Railway Co. Ltd 7.250% 5/15/19	1,010,000	1,192,444
Con-way, Inc. 7.250% 1/15/18	1,285,000	1,433,136
CSX Corp. 7.250% 5/01/27	50,000	62,538
Norfolk Southern Corp. 6.000% 5/23/2111	375,000	424,697
Ryder System, Inc. 2.550% 6/01/19	425,000	425,742
Ryder System, Inc. 2.650% 3/02/20	1,090,000	1,088,241
Union Pacific Corp. 4.000% 2/01/21	500,000	539,814
Union Pacific Corp. 5.375% 6/01/33	520,000	580,730

		8,515,540

Trucking & Leasing — 0.2%
GATX Corp. 2.375% 7/30/18	865,000	868,284
Penske Truck Leasing Co. LP/PTL Finance Corp. (b) 2.500% 6/15/19	1,805,000	1,787,779

		2,656,063

TOTAL CORPORATE DEBT (Cost $593,548,780)		605,325,969

MUNICIPAL OBLIGATIONS — 1.3%
JobsOhio Beverage System Series B 4.532% 1/01/35	3,950,000	4,126,920
New York City Municipal Water Finance Authority BAB 5.882% 6/15/44	105,000	133,086

	Principal Amount	Value
Orange County Local Transportation Authority BAB 6.908% 2/15/41	$1,350,000	$1,809,122
Panhandle-Plains Student Finance Corp., Series 2001-A2 1.686% 12/01/31	1,900,000	1,867,400
State of California 5.950% 4/01/16	410,000	426,109
State of California BAB 7.550% 4/01/39	120,000	173,468
State of California BAB 7.600% 11/01/40	3,160,000	4,617,329
State of Illinois 5.365% 3/01/17	2,200,000	2,296,250

		15,449,684

TOTAL MUNICIPAL OBLIGATIONS (Cost $15,255,009)		15,449,684

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 20.6%
Auto Floor Plan ABS — 0.1%
NCF Dealer Floorplan Master Trust, Series 2014-1A, Class A FRN (b) 1.687% 10/20/20	1,500,000	1,500,044

Automobile ABS — 0.7%
Capital Automotive REIT, Series 2014-1A, Class A (b) 3.660% 10/15/44	900,000	897,104
Capital Automotive REIT, Series 2012-1A, Class A (b) 4.700% 7/15/42	1,191,116	1,223,891
CFC LLC, Series 2014-2A, Class A (b) 1.440% 11/16/20	1,351,943	1,344,899
CPS Auto Trust, Series 2014-A, Class A (b) 1.210% 8/15/18	853,220	852,337
CPS Auto Trust, Series 2014-D, Class A (b) 1.490% 4/15/19	1,201,953	1,200,618
CPS Auto Trust, Series 2013-D, Class A (b) 1.540% 7/16/18	861,443	862,619
CPS Auto Trust, Series 2011-B, Class A (b) 3.680% 9/17/18	180,915	182,232
GO Financial Auto Securitization Trust, Series 2015-1, Class A (b) 1.810% 3/15/18	1,039,607	1,038,664
Santander Drive Auto Receivables Trust, Series 2015-S2, Class R1 (b) (c) 1.840% 11/18/19	1,082,168	1,082,159

		8,684,523

The accompanying notes are an integral part of the financial statements.

47

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Commercial MBS — 6.1%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.936% 2/10/51	$1,473,623	$1,584,929
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4 VRN 6.430% 2/10/51	1,709,422	1,865,901
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class AM VRN 6.473% 2/10/51	1,310,000	1,433,948
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	1,345,000	1,405,053
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class AM 5.243% 12/11/38	925,000	970,392
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A4 VRN 5.471% 1/12/45	770,740	811,861
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class AM VRN 5.513% 1/12/45	2,545,000	2,697,882
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/11/50	1,400,000	1,498,241
Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class AM VRN 5.835% 9/11/42	1,395,000	1,509,819
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class AM VRN 5.915% 6/11/50	2,870,000	3,103,485
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class AM VRN 5.940% 9/11/38	1,650,000	1,705,501
Commercial Mortgage Pass Through Certificates, Series 2012-CR4, Class B (b) 3.703% 10/15/45	1,060,000	1,078,283
Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class AM 4.199% 3/10/47	1,375,000	1,454,456
Commercial Mortgage Pass Through Certificates, Series 2014-CR14, Class A4 VRN 4.236% 2/10/47	1,410,000	1,524,478

	Principal Amount	Value
Commercial Mortgage Pass Through Certificates, Series 2015-CR23, Class C VRN 4.400% 5/10/48	$1,000,000	$960,486
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class AM VRN 5.650% 12/10/49	1,335,000	1,430,594
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class AM VRN 5.968% 6/10/46	950,000	985,845
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 5.989% 12/10/49	2,487,000	2,665,834
Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A4 VRN 5.609% 2/15/39	1,036,568	1,044,280
DBCCRE Mortgage Trust, Series 2014-ARCP, Class A (b) 4.238% 1/10/34	995,000	1,060,803
DBUBS Mortgage Trust, Series 2011-LC2A, Class A2 (b) 3.386% 7/10/44	767,854	780,990
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class AM VRN 6.013% 7/10/38	3,100,000	3,222,547
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4 VRN 6.013% 7/10/38	2,514,367	2,578,134
GS Mortgage Securities Corp., Series 2014-4R, Class AS FRN (b) 0.367% 1/26/34	1,735,000	1,662,918
GS Mortgage Securities Corp. II, Series 2012-GC6, Class AS (b) 4.948% 1/10/45	488,000	541,510
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A2 (b) 3.341% 7/15/46	340,787	346,026
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	1,181,595	1,230,695
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class AM VRN 5.466% 6/12/47	1,620,000	1,709,362

The accompanying notes are an integral part of the financial statements.

48

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4 5.700% 9/12/49	$2,520,000	$2,693,116
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4 VRN 6.059% 6/12/46	1,205,705	1,237,646
Morgan Stanley Capital I, Series 2011-C2, Class B VRN (b) 5.200% 6/15/44	1,325,000	1,449,936
Morgan Stanley Capital I, Series 2006-IQ12, Class AM 5.370% 12/15/43	950,000	999,086
Morgan Stanley Capital I, Series 2007-HQ11, Class A4 VRN 5.447% 2/12/44	2,100,000	2,207,225
Morgan Stanley Capital I, Series 2007-HQ11, Class AM VRN 5.478% 2/12/44	1,520,000	1,607,537
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	287,514	288,974
Morgan Stanley Capital I, Series 2008-T29, Class A4 VRN 6.460% 1/11/43	785,744	862,772
STRIPs Ltd., Series 2012-1A, Class A (b) 1.500% 12/25/44	644,277	637,834
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ VRN 5.486% 8/15/39	799,446	804,394
VFC LLC, Series 2014-2, Class A (Acquired 7/9/14, Cost $1,400,000) (b) (d) 2.750% 7/20/30	691,995	692,187
VFC LLC, Series 2015-3, Class A, (Acquired 3/25/15, Cost $1,597,000) (b) (d) 2.750% 12/20/31	1,416,641	1,413,835
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class AM 5.339% 11/15/48	3,015,000	3,162,146
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class AM VRN 5.466% 1/15/45	1,920,000	1,934,714
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class AM VRN 5.498% 12/15/44	2,255,000	2,280,958

	Principal Amount	Value
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	$1,240,000	$1,297,718
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class AM VRN 5.591% 4/15/47	1,400,000	1,482,496
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM VRN 6.150% 2/15/51	1,525,000	1,636,887
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class AM VRN 6.171% 6/15/45	2,667,000	2,770,650
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A1 (b) 3.349% 11/15/43	290,041	297,417
Wells Fargo Reremic Trust, Series 2012-IO, Class A (b) 1.750% 8/20/21	329,575	329,575
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A2 (b) 3.240% 3/15/44	728,444	738,950
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2 (b) 3.791% 2/15/44	609,864	613,350

		74,303,656

Home Equity ABS — 2.0%
Aames Mortgage Investment Trust, Series 2004-1, Class M5 FRN 1.912% 1/25/35	1,057,159	1,044,986
ACE Securities Corp., Series 2005-AG1, Class A1B1 FRN 0.457% 8/25/35	341,530	339,961
ACE Securities Corp., Series 2005-HE7, Class A2D FRN 0.847% 11/25/35	691,647	682,971
Aegis Asset-Backed Securities Trust, Series 2005-2, Class M1 FRN 0.607% 6/25/35	325,508	321,883
Asset-Backed Funding Certificates, Series 2005-WMC1, Class M1 FRN 0.847% 6/25/35	243,873	242,443
Asset-Backed Securities Corp. Trust, Series 2005-HE2, Class M1 FRN 0.862% 2/25/35	171,041	170,814

The accompanying notes are an integral part of the financial statements.

49

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Bayview Financial Mortgage Pass-Through Trust, Series 2005-C, Class M1 FRN 0.686% 6/28/44	$1,072,776	$1,064,498
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE9, Class M1 FRN 0.950% 10/25/35	500,812	495,805
Citigroup Mortgage Loan Trust, Series 2006-SHL1, Class A1 FRN (b) 0.387% 11/25/45	1,189,418	1,183,627
Citigroup Mortgage Loan Trust, Series 2003-HE4, Class A FRN (b) 0.597% 12/25/33	3,703	3,702
Citigroup Mortgage Loan Trust, Series 2005-OPT4, Class M2 FRN 0.617% 7/25/35	374,510	366,567
Countrywide Asset-Backed Certificates, Series 2005-3, Class MV2 FRN 0.635% 8/25/35	296,680	295,850
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.647% 9/25/34	180,089	177,384
Countrywide Asset-Backed Certificates, Series 2005-8, Class M1 FRN 0.657% 12/25/35	360,703	360,305
Countrywide Asset-Backed Certificates, Series 2005-6, Class M1 FRN 0.677% 12/25/35	72,962	72,910
Countrywide Partnership Trust, Series 2004-EC1, Class M1 FRN 1.087% 2/25/35	541,680	481,208
Credit-Based Asset Servicing and Securitization LLC, Series 2006-RP2, Class A2 FRN (b) 0.477% 7/25/36	55,343	55,281
First Franklin Mortgage Loan Trust, Series 2005-FF6, Class M1 FRN 0.607% 5/25/36	1,277,878	1,253,912
First Franklin Mortgage Loan Trust, Series 2005-FF4, Class M1 FRN 0.617% 5/25/35	715,534	713,543
First Franklin Mortgage Loan Trust, Series 2005-FF7, Class M1 FRN 0.637% 7/25/35	798,074	793,017
Fremont Home Loan Trust, Series 2005-E, Class 2A3 FRN 0.427% 1/25/36	383,498	373,432
GSAMP Trust, Series 2005-AHL, Class M1 FRN 0.617% 4/25/35	325,937	321,339
Home Equity Asset Trust, Series 2006-4, Class 2A3 FRN 0.357% 8/25/36	276,261	273,382

	Principal Amount	Value
Lake Country Mortgage Loan Trust, Series 2005-HE1, Class M1 FRN (b) 0.967% 12/25/32	$173,716	$173,430
Long Beach Mortgage Loan Trust, Series 2005-1, Class M2 FRN 0.982% 2/25/35	897,227	883,968
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2 FRN 1.012% 6/25/35	1,632,958	1,620,016
MASTR Asset-Backed Securities Trust, Series 2005-WMC1, Class M3 FRN 0.907% 3/25/35	1,785,000	1,757,758
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 FRN (b) 0.921% 6/28/35	1,310,071	1,302,658
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M2 FRN (b) 0.951% 6/28/35	950,000	868,996
Morgan Stanley Capital, Inc., Series 2005-WMC6, Class M2 FRN 0.937% 7/25/35	886,637	890,215
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 STEP 6.351% 10/25/28	65	67
NovaStar Mortgage Funding Trust, Series 2005-3, Class A2D FRN 0.557% 1/25/36	2,019,160	2,013,621
Park Place Securities, Inc., Series 2005-WHQ4, Class A1A FRN 0.447% 9/25/35	573,261	570,988
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.567% 8/25/35	344,456	342,168
Park Place Securities, Inc., Series 2005-WHQ1, Class M2 FRN 0.937% 3/25/35	317,484	316,866
Residential Asset Mortgage Products, Inc., Series 2005-EFC5, Class M1 FRN 0.587% 10/25/35	1,107,152	1,101,779
Residential Asset Mortgage Products, Inc., Series 2005-EFC4, Class M1 FRN 0.597% 9/25/35	374,183	373,138
Residential Asset Securities Corp., Series 2005-EMX4, Class M1 FRN 0.617% 11/25/35	972,884	957,956
Structured Asset Investment Loan Trust, Series 2005-7, Class A5 FRN 0.907% 8/25/35	293,917	291,530

		24,553,974

The accompanying notes are an integral part of the financial statements.

50

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Other ABS — 9.3%
321 Henderson Receivables I LLC, Series 2007-1A, Class A1 FRN (b) 0.386% 3/15/42	$877,324	$837,731
321 Henderson Receivables I LLC, Series 2015-1A, Class A (b) 3.260% 9/15/72	547,250	533,227
AIMCO CLO Ltd., Series 2014-AA, Class A FRN (b) 1.815% 7/20/26	2,250,000	2,247,944
Alterna Funding I LLC, Series 2014-1A, Class NOTE (b) 1.639% 2/15/21	1,368,041	1,370,606
Apidos CLO XV, Series 2013-15A, Class A1 FRN (b) 1.625% 10/20/25	745,000	741,558
Applebee’s/IHOP Funding LLC, Series 2014-1, Class A2 (b) 4.277% 9/05/44	1,450,000	1,469,719
ARL First LLC, Series 2012-1A, Class A1 FRN (b) 1.934% 12/15/42	1,957,158	1,974,953
Ascentium Equipment Receivables LLC, Series 2014-1A, Class A2 (b) 1.040% 1/10/17	672,220	672,169
Atlas Senior Loan Fund V Ltd., Series 2014-1A, Class A FRN (b) 1.826% 7/16/26	1,950,000	1,951,743
Avery Point CLO Ltd., Series 2014-5A, Class A FRN (b) 1.734% 7/17/26	2,200,000	2,198,792
Avery Point III CLO Ltd., Series 2013-3A, Class A FRN (b) 1.675% 1/18/25	1,250,000	1,247,094
Avery Point VI CLO Ltd., Series 2015-6A, Class A FRN (b) 1.830% 8/05/27	3,825,000	3,824,962
BCC Funding VIII LLC, Series 2014-1A, Class A (b) 1.794% 6/20/20	579,213	579,213
Birchwood Park CLO Ltd., Series 2014-1A, Class A FRN (b) 1.715% 7/15/26	2,180,000	2,179,396
Blue Hill CLO Ltd., Series 2013-1A, Class A FRN (b) 1.755% 1/15/26	825,000	824,956
BlueMountain CLO Ltd., Series 2015-2A, Class A1 FRN (b) (e) 1.000% 7/18/27	2,595,000	2,593,482

	Principal Amount	Value
BlueMountain CLO Ltd., Series 2013-2A, Class A FRN (b) 1.476% 1/22/25	$930,000	$920,852
BlueMountain CLO Ltd., Series 2013-3A, Class A FRN (b) 1.679% 10/29/25	650,000	648,630
CAN Capital Funding LLC, Series 2014-1A, Class A (b) 3.117% 4/15/20	1,500,000	1,507,050
Carlyle Global Market Strategies, Series 2013-1A, Class A1 FRN (b) 1.557% 2/14/25	750,000	747,621
Carlyle Global Market Strategies, Series 2012-4A, Class A FRN (b) 1.665% 1/20/25	1,310,000	1,307,283
Carlyle Global Market Strategies, Series 2014-1A, Class A FRN (b) 1.794% 4/17/25	3,415,000	3,416,626
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2 (b) 4.474% 3/20/43	985,575	1,015,492
Cronos Containers Program I Ltd., Series 2014-2A, Class A (b) 3.270% 11/18/29	561,111	564,951
DB Master Finance LLC, Series 2015-1A, Class A2I (b) 3.262% 2/20/45	1,381,538	1,387,407
Diamond Resorts Owner Trust, Series 2014-1, Class A (b) 2.540% 5/20/27	860,031	864,074
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Class A2 (b) 5.216% 1/25/42	2,879,425	2,996,322
Dong Fang Container Finance II SPV Ltd., Series 2014-1A, Class A1 (b) 1.950% 11/25/39	1,708,333	1,687,458
Drug Royalty Corp., Inc., Series 2014-1, Class A2 (b) 3.484% 7/15/23	725,349	736,447
Drug Royalty Corp., Inc., Series 2012-1, Class A2 (b) 5.800% 7/15/24	335,385	347,321
Dryden XXXI Senior Loan Fund, Series 2014-31A, Class A FRN (b) 1.625% 4/18/26	3,190,000	3,176,899
Eaton Vance CLO, Series 2014-1A, Class A FRN (b) 1.725% 7/15/26	2,925,000	2,923,848

The accompanying notes are an integral part of the financial statements.

51

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Element Rail Leasing II LLC, Series 2015-1A, Class A1 (b) 2.707% 2/19/45	$722,618	$725,223
Fairway Outdoor Funding LLC, Series 2012-1A, Class A2 (b) 4.212% 10/15/42	2,128,193	2,106,905
Galaxy XX CLO Ltd., Series 2015-20A, Class A FRN (b) 1.731% 7/20/27	2,875,000	2,874,989
Global Container Assets Ltd., Series 2013-1A, Class A1 (b) 2.200% 11/05/28	1,017,260	1,018,430
Global SC Finance II SRL, Series 2014-1A, Class A1 (b) 3.190% 7/17/29	454,167	453,230
Global SC Finance II SRL, Series 2013-2A, Class A (b) 3.670% 11/17/28	1,367,708	1,381,906
Global SC Funding One Ltd., Series 2015-1, Class B1 (b) 2.740% 1/18/30	713,147	713,025
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A FRN (b) 1.427% 4/25/25	3,600,000	3,557,340
GoldenTree Loan Opportunities VIII Ltd., Series 2014-8A, Class A FRN (b) 1.725% 4/19/26	2,405,000	2,404,800
Hercules Capital Funding Trust, Series 2014-1A, Class A (b) 3.524% 4/16/21	1,000,000	1,002,500
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (b) 2.434% 6/02/17	1,425,000	1,446,941
Hilton Grand Vacations Trust, Series 2013-A, Class A (b) 2.280% 1/25/26	1,503,389	1,513,002
Horizon Funding Trust, Series 2013-1A, Class A (b) 3.000% 5/15/18	421,652	423,695
Icon Brand Holdings LLC, Series 2012-1A, Class A (b) 4.229% 1/25/43	937,441	939,104
Icon Brand Holdings LLC, Series 2013-1A, Class A (b) 4.352% 1/25/43	977,794	983,777
ING Investment Management CLO Ltd., Series 2013-3A, Class A1 FRN (b) 1.725% 1/18/26	1,850,000	1,849,575
LCM Ltd., Series 16A, Class A FRN (b) 1.775% 7/15/26	2,850,000	2,848,578
Madison Park Funding XII Ltd., Series 2014-12A, Class A FRN (b) 1.775% 7/20/26	2,900,000	2,900,899

	Principal Amount	Value
Marriott Vacation Club Owner Trust, Series 2012-1A, Class A (b) 2.510% 5/20/30	$452,853	$457,412
Miramax LLC, Series 2014-1A, Class A2 (b) 3.340% 7/20/26	1,700,400	1,704,663
Nations Equipment Finance Funding II LLC, Series 2014-1A, Class A (b) 1.558% 7/20/18	890,319	890,458
Nomad CLO Ltd., Series 2013-1A, Class A1 FRN (b) 1.475% 1/15/25	1,575,000	1,564,619
Oak Hill Credit Partners VIII Ltd., Series 2013-8A, Class A FRN (b) 1.395% 4/20/25	2,100,000	2,076,669
OHA Loan Funding Ltd., Series 2013-1A, Class A FRN (b) 1.527% 7/23/25	1,710,000	1,697,585
OnDeck Asset Securitization Trust, Series 2014-1A, Class A (b) 3.150% 5/17/18	1,200,000	1,203,451
Orange Lake Timeshare Trust, Series 2014-AA, Class A (b) 2.290% 7/09/29	569,972	572,733
Oxford Finance Funding Trust, Series 2014-1A, Class A (b) 3.475% 12/15/22	750,000	752,243
Race Point VIII CLO Ltd., Series 2013-8A, Class A FRN (b) 1.525% 2/20/25	700,000	696,095
Race Point VIII CLO Ltd., Series 2012-7A, Class A FRN (b) 1.696% 11/08/24	1,200,000	1,199,944
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (b) 2.840% 11/20/28	178,034	179,986
Sonic Capital LLC, Series 2011-1A, Class A2 (b) 5.438% 5/20/41	1,121,120	1,178,611
Specialty Underwriting & Residential Finance Trust, Series 2005-AB2, Class M1 FRN 0.637% 6/25/36	555,000	533,922
Spirit Master Funding LLC, Series 2014-4A, Class A1 (b) 3.501% 1/20/45	1,000,000	992,434
SpringCastle America Funding LLC, Series 2014-AA, Class A (b) 2.700% 5/25/23	2,534,742	2,545,115
Springleaf Funding Trust, Series 2013-AA, Class A (b) 2.580% 9/15/21	849,735	850,292

The accompanying notes are an integral part of the financial statements.

52

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Store Master Funding I LLC, Series 2015-1A, Class A1 (b) 3.750% 4/20/45	$509,575	$502,087
Store Master Funding I LLC, Series 2015-1A, Class A2 (b) 4.170% 4/20/45	319,733	315,289
Structured Receivables Finance LLC, Series 2010-B, Class A (b) 3.730% 8/15/36	367,514	381,833
SVO VOI Mortgage LLC, Series 2012-AA, Class A (b) 2.000% 9/20/29	1,333,217	1,332,840
Symphony CLO XV Ltd., Series 2014-15A, Class A FRN (b) 1.724% 10/17/26	2,900,000	2,897,036
Textainer Marine Containers III Ltd., Series 2014-1A, Class A (b) 3.270% 10/20/39	541,333	541,281
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A (b) 4.370% 7/15/41	401,323	422,941
Wendys Funding LLC, Series 2015-1A, Class A2I (b) 3.371% 6/15/45	2,475,000	2,475,074
Wendys Funding LLC, Series 2015-1A, Class A2II (b) 4.080% 6/15/45	2,380,000	2,380,071
Wendys Funding LLC, Series 2015-1A, Class A23 (b) 4.497% 6/15/45	2,200,000	2,200,066
Westgate Resorts LLC, Series 2015-1A, Class A (b) 2.750% 5/20/27	2,466,099	2,465,283
Westgate Resorts LLC, Series 2012-2A, Class A (b) 3.000% 1/20/25	202,436	203,084

		113,852,862

Student Loans ABS — 2.4%
Access Group, Inc., Series 2007-A, Class A2 FRN 0.412% 8/25/26	60,791	60,709
Access Group, Inc., Series 2003-A, Class A3 FRN 1.225% 7/01/38	970,042	881,098
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 1.686% 1/25/47	900,000	765,000
College Loan Corp. Trust I, Series 2002-1, Class A5 FRN (b) 0.994% 3/01/42	700,000	672,000
Collegiate Funding Services Education Loan Trust, Series 2005-B, Class A4 FRN 0.442% 3/28/35	1,500,000	1,439,838

	Principal Amount	Value
Education Funding Capital Trust I, Series 2004-1, Class A4 FRN 1.684% 6/15/43	$1,750,000	$1,749,340
Education Funding Capital Trust I, Series 2004-1, Class A5 FRN 1.684% 6/15/43	1,075,000	1,061,093
Education Funding Capital Trust I, Series 2004-1, Class A6 FRN 1.686% 6/15/43	1,100,000	1,086,910
Education Funding Capital Trust I, Series 2004-1, Class B1 FRN 1.846% 6/15/43	450,000	432,951
Education Services of America, Series 2014-4, Class B FRN (b) 1.687% 6/25/48	1,200,000	1,063,482
Education Services of America, Series 2015-1, Class B FRN (b) 1.760% 10/25/56	1,100,000	941,419
Educational Funding of the South, Inc., Series 2011-1, Class B FRN 3.977% 4/25/46	625,000	695,281
GCO Education Loan Funding Trust, Series 2006-2A, Class A2L FRN (b) 0.382% 8/25/25	79,014	78,939
Higher Education Funding I, Series 2004-1, Class B2 FRN (b) 1.620% 1/01/44	450,000	365,594
Higher Education Funding I, Series 2004-1, Class B1 FRN (b) 1.636% 1/01/44	450,000	385,961
KeyCorp Student Loan Trust, Series 2006-A, Class 2A4 FRN 0.592% 9/27/35	1,560,000	1,499,363
National Collegiate Student Loan Trust, Series 2006-3, Class A3 FRN 0.337% 10/25/27	2,585,523	2,559,030
National Collegiate Student Loan Trust, Series 2005-1, Class A4 FRN 0.427% 11/27/28	1,196,883	1,173,402
Navient Student Loan Trust, Series 2015-3, Class B FRN 1.689% 10/25/58	940,000	832,787
Nelnet Student Loan Trust, Series 2006-3, Class B FRN 0.531% 6/25/41	1,113,430	994,906
Nelnet Student Loan Trust, Series 2005-4, Class A4A FRN 3.890% 3/22/32	325,000	309,410
Northstar Education Finance, Inc., Series 2006-A, Class A3 FRN 0.496% 5/28/26	47,787	47,768
SLC Student Loan Trust, Series 2006-A, Class B FRN 0.575% 7/15/36	378,000	364,959

The accompanying notes are an integral part of the financial statements.

53

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SLM Student Loan Trust, Series 2007-3, Class B FRN 0.427% 1/25/28	$2,400,000	$2,066,291
SLM Student Loan Trust, Series 2003-5, Class A7 FRN 0.900% 6/17/30	250,000	250,000
SLM Student Loan Trust, Series 2002-7, Class A10 FRN 1.080% 3/15/28	961,000	961,000
SLM Student Loan Trust, Series 2003-2, Class A7 FRN 1.660% 9/15/28	650,000	650,000
SLM Student Loan Trust, Series 2013-2, Class B FRN 1.687% 6/25/43	1,420,000	1,383,854
SLM Student Loan Trust, Series 2002-7, Class A11 FRN 2.670% 3/15/28	1,768,000	1,768,000
South Carolina Student Loan Corp., Series 2014-1, Class A2 FRN 1.184% 1/03/33	1,800,000	1,790,724
South Carolina Student Loan Corp., Series 2014-1, Class B FRN 1.684% 8/01/35	1,100,000	1,040,334

		29,371,443

WL Collateral CMO — 0.0%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 FRN 2.686% 8/25/34	92,799	89,330
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1 FRN 2.616% 2/25/34	21,054	20,528
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 2.913% 9/25/33	7,687	7,116
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 FRN 2.523% 8/25/34	21,009	19,894
HSI Asset Securitization Corp. Trust, Series 2005, Class IIA3 FRN 0.547% 7/25/35	8,066	8,046
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A FRN 2.404% 8/25/34	72,456	60,175
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.437% 8/25/36	85,205	83,458
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA FRN 2.556% 7/25/33	5,016	4,967
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA FRN 2.605% 2/25/34	9,179	8,641
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.375% 2/25/34	253	261

	Principal Amount	Value
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A FRN 2.513% 3/25/34	$44,355	$44,963
WaMu Mortgage Pass-Through Certificates, Series 2004-AR2, Class A FRN 1.558% 4/25/44	110,358	108,383

		455,762

WL Collateral PAC — 0.0%
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.437% 11/25/37	365,471	362,786
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 2.761% 6/25/32	30,548	29,202

		391,988

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $251,015,921)		253,114,252

SOVEREIGN DEBT OBLIGATIONS — 0.8%
Colombia Government International Bond 7.375% 3/18/19	725,000	839,550
Peruvian Government International Bond 6.550% 3/14/37	405,000	504,225
Poland Government International Bond 6.375% 7/15/19	690,000	797,295
Province of Quebec Canada 7.500% 9/15/29	390,000	564,310
Republic of Brazil International Bond 4.875% 1/22/21	425,000	444,125
Republic of Brazil International Bond 5.625% 1/07/41	1,315,000	1,255,825
Republic of Brazil International Bond 5.875% 1/15/19	876,000	972,360
Republic of Turkey International Bond 4.875% 4/16/43	474,000	431,321
Republic of Turkey International Bond 6.750% 4/03/18	840,000	926,296
United Mexican States 4.750% 3/08/44	1,955,000	1,857,250
United Mexican States 5.125% 1/15/20	850,000	937,125
United Mexican States 6.750% 9/27/34	685,000	859,675

		10,389,357

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $10,059,638)		10,389,357

The accompanying notes are an integral part of the financial statements.

54

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 25.8%
Collateralized Mortgage Obligations — 2.3%
Federal Home Loan Mortgage Corp.
Series 4303, Class AP 3.000% 8/15/43	$5,278,383	$5,461,621
Series 4290, Class CA 3.500% 12/15/38	2,868,209	3,019,725
Series 2617, Class Z 5.500% 5/15/33	2,648,781	2,969,361
Series 2693, Class Z 5.500% 10/15/33	4,453,996	4,957,438
Series 3423, Class PB 5.500% 3/15/38	800,000	910,840
Series 2178, Class PB 7.000% 8/15/29	93,093	106,919
Federal National Mortgage Association
Series 2014-7, Class VA 3.500% 5/25/25	1,716,499	1,821,290
Series 2014-48, Class AB 4.000% 10/25/40	4,200,417	4,487,142
Series 2007-32, Class Z 5.500% 4/25/37	1,476,790	1,647,013
Series 2010-60, Class HJ 5.500% 5/25/40	1,036,786	1,151,980
Federal National Mortgage Association Benchmark REMIC Series 2007-B2, Class ZA 5.500% 6/25/37	1,330,645	1,455,036
U.S. Department of Veteran Affairs Series 1992-1, Class 2Z 7.750% 5/15/22	97,769	108,329

		28,096,694

Pass-Through Securities — 23.5%
Federal Home Loan Mortgage Corp.
Pool #G11630 3.500% 6/01/19	168,576	177,789
Pool #J13972 3.500% 1/01/26	119,797	126,531
Pool #C91344 3.500% 11/01/30	263,476	276,721
Pool #C91424 3.500% 1/01/32	181,814	190,955
Pool #C91239 4.500% 3/01/29	16,428	17,800
Pool #C91251 4.500% 6/01/29	107,167	116,122
Pool #G05253 5.000% 2/01/39	534,000	589,590
Pool #C90939 5.500% 12/01/25	62,568	70,118

	Principal Amount	Value
Pool #D97258 5.500% 4/01/27	$139,068	$155,946
Pool #C91026 5.500% 4/01/27	102,042	114,343
Pool #C91074 5.500% 8/01/27	9,669	10,843
Pool #D97417 5.500% 10/01/27	45,701	51,270
Pool #C91128 5.500% 12/01/27	5,339	5,999
Pool #C91148 5.500% 1/01/28	195,948	219,603
Pool #C91176 5.500% 5/01/28	72,410	81,235
Pool #C91217 5.500% 11/01/28	29,597	33,237
Pool #E85389 6.000% 9/01/16	6,495	6,652
Pool #G11431 6.000% 2/01/18	5,220	5,412
Pool #E85301 6.500% 9/01/16	21,348	21,947
Pool #E85032 6.500% 9/01/16	1,249	1,279
Pool #E85409 6.500% 9/01/16	15,939	16,353
Pool #C01079 7.500% 10/01/30	2,960	3,532
Pool #C01135 7.500% 2/01/31	9,783	11,661
Pool #554904 9.000% 3/01/17	39	41
Federal Home Loan Mortgage Corp. TBA Pool #2961 4.000% 2/01/42 (e)	19,750,000	20,884,082
Federal National Mortgage Association
Pool #725692 2.307% 10/01/33 FRN	280,122	300,449
Pool #775539 2.330% 5/01/34 FRN	117,145	124,917
Pool #888586 2.372% 10/01/34 FRN	263,260	280,596
Pool #AO8180 3.000% 9/01/42	56,008	56,049
Pool #AB7397 3.000% 12/01/42	250,393	250,579
Pool #AB7401 3.000% 12/01/42	246,947	247,130
Pool #AP8668 3.000% 12/01/42	303,551	303,302
Pool #AR1975 3.000% 12/01/42	69,136	69,079

The accompanying notes are an integral part of the financial statements.

55

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AR0306 3.000% 1/01/43	$20,659	$20,642
Pool #AR5391 3.000% 1/01/43	175,257	175,113
Pool #AL3215 3.000% 2/01/43	234,948	234,756
Pool #AR4109 3.000% 2/01/43	197,753	197,590
Pool #AR4432 3.000% 3/01/43	83,849	83,781
Pool #AT0169 3.000% 3/01/43	331,615	331,343
Pool #AB8809 3.000% 3/01/43	125,914	125,810
Pool #MA1368 3.000% 3/01/43	432,411	432,056
Pool #AR2174 3.000% 4/01/43	423,801	423,454
Pool #890564 3.000% 6/01/43	4,228,582	4,245,596
Pool #AR3816 3.500% 2/01/43	890,642	919,274
Pool #AB8527 3.500% 3/01/43	1,895,879	1,956,828
Pool #AR8708 3.500% 4/01/43	1,286,842	1,328,211
Pool #MA1437 3.500% 5/01/43	770,731	795,509
Pool #AT4050 3.500% 5/01/43	1,727,808	1,783,354
Pool #MA1463 3.500% 6/01/43	4,137,545	4,270,561
Pool #AB6261 4.000% 9/01/42	10,797,692	11,510,087
Pool #AA3980 4.500% 4/01/28	179,725	197,494
Pool #AD0836 5.500% 11/01/28	192,313	215,791
Pool #587994 6.000% 6/01/16	2,526	2,576
Pool #253880 6.500% 7/01/16	6,306	6,442
Pool #575667 7.000% 3/01/31	13,976	16,429
Pool #497120 7.500% 8/01/29	375	446
Pool #529453 7.500% 1/01/30	3,057	3,649
Pool #531196 7.500% 2/01/30	399	476
Pool #532418 7.500% 2/01/30	4,755	5,675
Pool #530299 7.500% 3/01/30	460	538

	Principal Amount	Value
Pool #536386 7.500% 4/01/30	$541	$645
Pool #535996 7.500% 6/01/31	12,359	14,729
Pool #523499 8.000% 11/01/29	357	426
Pool #252926 8.000% 12/01/29	353	426
Pool #532819 8.000% 3/01/30	213	259
Pool #537033 8.000% 4/01/30	4,655	5,656
Pool #534703 8.000% 5/01/30	3,223	3,898
Pool #253437 8.000% 9/01/30	251	304
Pool #253481 8.000% 10/01/30	153	186
Pool #190317 8.000% 8/01/31	5,878	7,108
Pool #596656 8.000% 8/01/31	2,991	3,375
Pool #602008 8.000% 8/01/31	6,728	8,116
Pool #597220 8.000% 9/01/31	3,654	4,421
Federal National Mortgage Association TBA Pool #983 2.500% 7/01/42 (e)	25,775,000	24,731,917
Pool #515 3.000% 12/01/42 (e)	50,370,000	50,165,372
Pool #6447 4.000% 5/01/42 (e)	19,225,000	20,366,484
Government National Mortgage Association Pool #783896 3.500% 5/15/44	5,864,657	6,105,200
Pool #371146 7.000% 9/15/23	873	984
Pool #352022 7.000% 11/15/23	12,652	14,389
Pool #374440 7.000% 11/15/23	723	818
Pool #491089 7.000% 12/15/28	32,646	38,279
Pool #483598 7.000% 1/15/29	3,977	4,665
Pool #480539 7.000% 4/15/29	522	614
Pool #478658 7.000% 5/15/29	2,574	3,041
Pool #488634 7.000% 5/15/29	2,764	3,252

The accompanying notes are an integral part of the financial statements.

56

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #500928 7.000% 5/15/29	$5,123	$6,042
Pool #499410 7.000% 7/15/29	1,487	1,758
Pool #508655 7.000% 7/15/29	162	191
Pool #510083 7.000% 7/15/29	2,610	3,067
Pool #493723 7.000% 8/15/29	12,980	15,340
Pool #516706 7.000% 8/15/29	165	183
Pool #505558 7.000% 9/15/29	1,659	1,959
Pool #581417 7.000% 7/15/32	29,900	35,259
Pool #591581 7.000% 8/15/32	15,715	18,582
Pool #203940 7.500% 4/15/17	3,179	3,321
Pool #181168 7.500% 5/15/17	755	794
Pool #193870 7.500% 5/15/17	3,144	3,306
Pool #192796 7.500% 6/15/17	431	454
Pool #226163 7.500% 7/15/17	5,353	5,651
Government National Mortgage Association II Pool #008746 1.625% 11/20/25 FRN	7,361	7,544
Pool #080136 1.625% 11/20/27 FRN	1,401	1,441
Pool #82488 1.750% 3/20/40 FRN	941,407	977,102
Pool #82462 2.500% 1/20/40 FRN	987,150	1,023,494
Government National Mortgage Association II TBA Pool #24 3.000% 5/01/43 (e)	61,025,000	61,611,414
Pool #471 3.500% 6/01/43 (e)	17,800,000	18,474,453
Pool #1767 4.000% 1/01/43 (e)	37,050,000	39,264,315
Pool #1207 4.500% 2/01/41 (e)	11,300,000	12,196,055

		289,240,932

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $317,069,043)		317,337,626

	Principal Amount	Value

U.S. TREASURY OBLIGATIONS — 0.3%
U.S. Treasury Bonds & Notes — 0.3%
U.S. Treasury Bond (f) 2.750% 8/15/42	$2,815,000	$2,619,710
U.S. Treasury Bond 3.000% 11/15/44	945,000	923,571

		3,543,281

TOTAL U.S. TREASURY OBLIGATIONS (Cost $3,205,878)		3,543,281

TOTAL BONDS & NOTES (Cost $1,190,154,269)		1,205,160,169

TOTAL LONG-TERM INVESTMENTS (Cost $1,200,262,036)		1,215,364,796

SHORT-TERM INVESTMENTS — 19.7%
Commercial Paper — 19.7%
Airgas, Inc. (b) 0.620% 7/23/15	9,800,000	9,796,287
Ameren Corp. 0.530% 7/28/15	10,000,000	9,996,025
Campbell Soup Co. (b) 0.700% 11/03/15	10,000,000	9,975,694
Campbell Soup Co. (b) 0.700% 11/05/15	10,000,000	9,975,306
CVS Corp. (b) 0.517% 7/31/15	5,000,000	4,997,875
Deutsche Telekom AG (b) 0.430% 7/07/15	13,000,000	12,999,068
Duke Energy Corp. (b) 0.370% 7/01/15	12,000,000	12,000,000
Duke Energy Corp. (b) 0.630% 7/08/15	8,000,000	7,999,020
Ecolab, Inc. (b) 0.600% 7/09/15	6,600,000	6,599,120
Encana Corp. (b) 0.680% 7/23/15	10,000,000	9,995,844
FMC Technologies, Inc. (b) 0.550% 7/24/15	4,000,000	3,998,595
Glencore Funding LLC (b) 0.700% 7/07/15	5,000,000	4,999,417
Glencore Funding LLC (b) 0.700% 8/19/15	5,000,000	4,995,236
Glencore Funding LLC (b) 0.700% 8/24/15	10,000,000	9,989,500
Holcim US Finance SARL & Cie (b) 0.600% 7/06/15	6,300,000	6,299,475
Holcim US Finance SARL & Cie (b) 0.600% 8/03/15	7,700,000	7,695,765

The accompanying notes are an integral part of the financial statements.

57

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Holcim US Finance SARL & Cie (b) 0.600% 8/04/15	$7,000,000	$6,996,033
Hyundai Capital America (b) 0.580% 9/14/15	8,800,000	8,789,367
Hyundai Capital America (b) 0.590% 7/27/15	1,000,000	999,574
Hyundai Capital America (b) 0.640% 7/14/15	6,000,000	5,998,613
Omnicom Capital, Inc. (b) 0.550% 9/23/15	10,000,000	9,987,167
Pearson Holdings, Inc. (b) 0.550% 7/17/15	15,700,000	15,696,162
Pentair Finance (b) 0.820% 7/24/15	10,000,000	9,994,761
Sempra Energy Holding (b) 0.480% 7/24/15	2,750,000	2,749,157
Tate & Lyle International Finance PLC (b) 0.500% 7/20/15	5,450,000	5,448,562
Whirlpool Corp. (b) 0.680% 9/30/15	20,000,000	19,965,622
Williams Partners LP (b) 0.540% 7/24/15	3,000,000	2,998,965
WPP Finance 2010 (b) 0.520% 7/30/15	9,000,000	8,996,230
Xerox Corp. (b) 0.390% 7/01/15	10,800,000	10,800,000

		241,732,440

TOTAL SHORT-TERM INVESTMENTS (Cost $241,732,440)		241,732,440

TOTAL INVESTMENTS — 118.5% (Cost $1,441,994,476) (g)		1,457,097,236

Other Assets/(Liabilities) —(18.5)%		(227,168,092)

NET ASSETS — 100.0%		$1,229,929,144

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ABS	Asset-Backed Security
BAB	Build America Bonds
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At June 30, 2015, these securities amounted to a value of $34,384 or 0.00% of net assets.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2015, these securities amounted to a value of $465,976,052 or 37.89% of net assets.
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At June 30, 2015, these securities amounted to a value of $1,082,159 or 0.09% of net assets.
(d)	Restricted security. Certain securities are restricted as to resale. At June 30, 2015, these securities amounted to a value of $2,106,022 or 0.17% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.
(e)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(f)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(g)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	84.8%
Cayman Islands	6.0%
United Kingdom	1.0%
Luxembourg	0.9%
Ireland	0.8%
Mexico	0.8%
Netherlands	0.6%
Canada	0.5%
Switzerland	0.5%
France	0.5%
Australia	0.4%
Austria	0.3%
Bermuda	0.3%
Brazil	0.2%
Barbados	0.1%
Singapore	0.1%
United States Virgin Islands	0.1%
Turkey	0.1%
Spain	0.1%
United Arab Emirates	0.1%
India	0.1%
British Virgin Islands	0.1%
Colombia	0.1%
Hong Kong	0.1%
Poland	0.1%
Sweden	0.1%
Peru	0.0%

The accompanying notes are an integral part of the financial statements.

58

MML Money Market Fund – Portfolio of Investments

June 30, 2015 (Unaudited)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 100.0%
Commercial Paper — 74.1%
ABB Treasury Centre USA, Inc. (a) 0.120% 7/02/15	$1,600,000	$1,599,995
ABB Treasury Centre USA, Inc. (a) 0.120% 7/08/15	2,810,000	2,809,934
Air Products & Chemicals, Inc. (a) 0.100% 7/08/15	4,200,000	4,199,918
American Honda Finance Corp. 0.120% 8/07/15	1,000,000	999,877
American Honda Finance Corp. 0.140% 7/06/15	3,250,000	3,249,937
AstraZeneca PLC (a) 0.100% 8/13/15	1,500,000	1,499,821
AstraZeneca PLC (a) 0.120% 8/21/15	1,000,000	999,830
Bank of Nova Scotia (a) 0.250% 9/21/15	2,300,000	2,298,690
BASF Aktiengesellschaft (a) 0.130% 7/01/15	1,400,000	1,400,000
Basin Electric Power Cooperative (a) 0.130% 7/07/15	2,500,000	2,499,946
Basin Electric Power Cooperative (a) 0.140% 7/09/15	1,725,000	1,724,946
BMW US Capital LLC (a) 0.120% 8/18/15	2,300,000	2,299,632
BMW US Capital LLC (a) 0.130% 7/20/15	2,000,000	1,999,863
Brown-Forman Corp. (a) 0.150% 7/01/15	4,250,000	4,250,000
Cargill, Inc. (a) 0.070% 7/02/15	4,250,000	4,249,992
Caterpillar Financial Services Corp. 0.120% 8/26/15	1,850,000	1,849,655
Caterpillar Financial Services Corp. 0.120% 8/28/15	2,150,000	2,149,584
CDP Financial, Inc. 0.180% 7/20/15	6,000,000	5,999,430
Coca-Cola Co., The (a) 0.210% 10/13/15	4,000,000	3,997,573
Commonwealth Bank of Australia (a) 0.170% 8/28/15	4,000,000	3,998,904
ConocoPhillips Qatar Funding Ltd. (a) 0.190% 9/04/15	4,250,000	4,248,542
Emerson Electric Co. (a) 0.080% 7/06/15	2,200,000	2,199,976
Emerson Electric Co. (a) 0.100% 7/29/15	2,200,000	2,199,829
Google, Inc. (a) 0.120% 9/30/15	4,000,000	3,998,787
Honeywell International, Inc. (a) 0.130% 10/05/15	1,750,000	1,749,393

	Principal Amount	Value
Honeywell International, Inc. (a) 0.150% 8/26/15	$500,000	$499,883
Honeywell International, Inc. (a) 0.230% 11/23/15	1,900,000	1,898,240
John Deere Capital Corp. (a) 0.120% 7/09/15	4,300,000	4,299,885
Kimberly Clark Corp. (a) 0.090% 7/30/15	2,075,000	2,074,850
Microsoft Corp. (a) 0.070% 7/29/15	3,400,000	3,399,815
MUFG Union Bank NA 0.200% 7/15/15	4,100,000	4,099,681
National Rural Utilities Cooperative Finance Corp. 0.110% 7/08/15	4,150,000	4,149,911
Nestle Capital Corp. (a) 0.100% 8/26/15	2,000,000	1,999,689
Nestle Capital Corp. (a) 0.220% 7/06/15	600,000	599,982
NSTAR Electric Co. 0.130% 7/08/15	4,250,000	4,249,893
Paccar Financial Corp. 0.100% 7/01/15	1,575,000	1,575,000
Paccar Financial Corp. 0.100% 7/28/15	2,299,000	2,298,828
Pfizer, Inc. (a) 0.150% 7/09/15	5,000,000	4,999,833
Reckitt Benckiser Treasury Services PLC (a) 0.120% 8/25/15	1,000,000	999,817
Reckitt Benckiser Treasury Services PLC (a) 0.170% 7/13/15	1,000,000	999,943
Roche Holding, Inc. (a) 0.120% 7/06/15	6,000,000	5,999,900
Toyota Motor Credit Corp. 0.130% 7/27/15	2,620,000	2,619,754
Toyota Motor Credit Corp. 0.180% 9/23/15	1,500,000	1,499,370
United Technologies Corp. (a) 0.120% 8/04/15	4,250,000	4,249,518
Walt Disney Co., The (a) 0.110% 9/29/15	4,250,000	4,248,831
Wisconsin Gas Co. 0.130% 7/10/15	4,000,000	3,999,870

		129,236,547

Corporate Debt — 6.2%
General Electric Capital Corp. FRN 0.874% 1/08/16	3,990,000	4,002,392
General Electric Capital Corp. VRN 1.029% 8/11/15	1,500,000	1,501,339

The accompanying notes are an integral part of the financial statements.

59

MML Money Market Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
International Business Machines Corp. FRN 0.309% 7/29/15	$2,210,000	$2,210,083
International Business Machines Corp. FRN 0.349% 2/05/16	3,000,000	3,001,764

		10,715,578

Discount Notes — 9.7%
Federal Farm Credit Discount Notes 0.180% 10/19/15	250,000	249,863
Federal Farm Credit Discount Notes 0.225% 8/27/15	450,000	449,840
Federal Home Loan Bank Discount Notes 0.065% 8/19/15	990,000	989,912
Federal Home Loan Bank Discount Notes 0.075% 7/22/15	800,000	799,965
Federal Home Loan Bank Discount Notes 0.090% 9/16/15	700,000	699,865
Federal Home Loan Bank Discount Notes 0.100% 9/11/15	700,000	699,860
Federal Home Loan Bank Discount Notes 0.130% 7/29/15	875,000	874,912
Federal Home Loan Bank Discount Notes 0.135% 8/21/15	1,775,000	1,774,661
Federal Home Loan Bank Discount Notes 0.155% 11/25/15	625,000	624,604
Federal Home Loan Bank Discount Notes 0.160% 11/25/15	2,000,000	1,998,693
Federal Home Loan Bank Discount Notes 0.183% 8/14/15	200,000	199,956
Federal Home Loan Mortgage Corp. 0.060% 7/10/15	5,000,000	4,999,925
Federal Home Loan Mortgage Corp. 0.060% 7/22/15	1,300,000	1,299,954
Federal Home Loan Mortgage Corp. 0.065% 7/24/15	1,300,000	1,299,946

		16,961,956

Time Deposits — 0.0%
Euro Time Deposit 0.010% 7/01/15	2,462	2,462

U.S. Government Obligations — 10.0%
U.S. Treasury Note, 0.060%, due 1/31/16	7,500,000	7,500,223

	Principal Amount	Value
U.S. Treasury Note, 0.250%, due 8/15/15	$5,000,000	$5,000,892
U.S. Treasury Note, 0.375%, due 3/31/16	2,000,000	2,002,161
U.S. Treasury Note, 0.375%, due 4/30/16	3,000,000	3,002,055

		17,505,331

TOTAL SHORT-TERM INVESTMENTS (Cost $174,421,874)		174,421,874

TOTAL INVESTMENTS — 100.0% (Cost $174,421,874) (b)		174,421,874

Other Assets/(Liabilities) — 0.0%		77,099

NET ASSETS — 100.0%		$174,498,973

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

FRN	Floating Rate Note
VRN	Variable Rate Note
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2015, these securities amounted to a value of $90,495,757 or 51.86% of net assets.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

60

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MML Series Investment Fund II – Financial Statements

Statements of Assets and Liabilities

June 30, 2015 (Unaudited)

	MML Blend Fund	MML Equity Fund	MML Managed Bond Fund	MML Money Market Fund
Assets:
Investments, at value (Note 2) (a)	$646,514,458	$826,216,446	$1,215,364,796	$-
Short-term investments, at value (Note 2) (b)	62,907,024	16,384,551	241,732,440	174,421,874

Total investments (c)	709,421,482	842,600,997	1,457,097,236	174,421,874

Receivables from:
Investments sold	1,310,877	418,609	25,652,078	-
Investments sold on a when-issued basis (Note 2)	-	-	58,265,308	-
Investment adviser (Note 3)	-	-	-	55,382
Fund shares sold	105,517	93,635	3,432,553	249,147
Interest and dividends	1,943,629	969,775	8,017,484	22,607
Foreign taxes withheld	-	49,904	-	-

Total assets	712,781,505	844,132,920	1,552,464,659	174,749,010

Liabilities:
Payables for:
Investments purchased	3,760,216	723,065	9,987,167	-
Fund shares repurchased	231,297	328,674	746,999	87,811
Investments purchased on a when-issued basis (Note 2)	44,949,528	-	308,037,624	-
Securities on loan (Note 2)	-	7,085,558	-	-
Trustees’ fees and expenses (Note 3)	189,397	239,214	196,463	50,443
Variation margin on open derivative instruments (Note 2)	13,505	-	96,597	-
Collateral held for when-issued securities (Note 2)	-	-	265,000	-
Affiliates (Note 3):
Investment advisory fees	246,306	301,049	455,951	74,005
Service fees	27,258	39,044	143,739	-
Due to custodian	4,537	-	2,587,341	-
Accrued expense and other liabilities	70,470	79,900	18,634	37,778

Total liabilities	49,492,514	8,796,504	322,535,515	250,037

Net assets	$663,288,991	$835,336,416	$1,229,929,144	$174,498,973

Net assets consist of:
Paid-in capital	$491,576,236	$571,196,904	$1,207,503,994	$174,534,309
Undistributed (accumulated) net investment income (loss)	3,177,053	24,408,276	8,135,294	-
Distributions in excess of net investment income	-	-	-	(37,376)
Accumulated net realized gain (loss) on investments and foreign currency transactions	33,734,220	66,451,063	(424,261)	2,040
Net unrealized appreciation (depreciation) on investments and foreign currency translations	134,801,482	173,280,173	14,714,117	-

Net assets	$663,288,991	$835,336,416	$1,229,929,144	$174,498,973

(a) Cost of investments:	$511,528,176	$652,936,273	$1,200,262,036	$-
(b) Cost of short-term investments:	$62,906,976	$16,384,551	$241,732,440	$174,421,874
(c) Securities on loan with market value of:	$-	$6,925,557	$-	$-

The accompanying notes are an integral part of the financial statements.

62

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Assets and Liabilities

June 30, 2015 (Unaudited)

	MML Blend Fund	MML Equity Fund	MML Managed Bond Fund	MML Money Market Fund
Initial Class shares:
Net assets	$619,930,063	$772,185,270	$996,374,449	$174,498,973

Shares outstanding (a)	27,357,214	25,255,735	78,473,469	174,676,960

Net asset value, offering price and redemption price per share	$22.66	$30.57	$12.70	$1.00

Service Class shares:
Net assets	$43,358,928	$63,151,146	$233,554,695	$–

Shares outstanding (a)	1,917,855	2,086,385	18,438,489	–

Net asset value, offering price and redemption price per share	$22.61	$30.27	$12.67	$–

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

63

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

	MML Blend Fund	MML Equity Fund	MML Managed Bond Fund	MML Money Market Fund
Investment income (Note 2):
Dividends (a)	$4,947,078	$8,960,324	$144,710	$-
Interest (b)	3,406,545	509	20,995,978	137,352
Securities lending net income	-	53,702	-	-

Total investment income	8,353,623	9,014,535	21,140,688	137,352

Expenses (Note 3):
Investment advisory fees	1,405,240	1,695,631	2,731,167	499,516
Custody fees	42,817	51,185	- *	14,097
Audit fees	17,077	16,726	17,603	14,591
Legal fees	3,603	4,444	- *	1,483
Proxy fees	511	511	- *	511
Shareholder reporting fees	29,060	35,555	- *	11,510
Trustees’ fees	21,246	26,206	32,637	7,988

	1,519,554	1,830,258	2,781,407	549,696
Distribution and Service fees:
Service Class	52,709	74,660	281,414	-

Total expenses	1,572,263	1,904,918	3,062,821	549,696
Expenses waived (Note 3):
Initial Class fees reimbursed by adviser	-	-	-	(412,344)

Net expenses	1,572,263	1,904,918	3,062,821	137,352

Net investment income (loss)	6,781,360	7,109,617	18,077,867	-

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	39,185,051	33,060,731	7,229,635	1,963
Futures contracts	351,830	-	3,045,428	-
Swap agreements	(466,357)	-	(2,869,912)	-
Foreign currency transactions	(6,276)	(4,165)	(37,207)	-

Net realized gain (loss)	39,064,248	33,056,566	7,367,944	1,963

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(42,919,187)	(31,896,607)	(24,418,225)	-
Futures contracts	(318,255)	-	(778,296)	-
Swap agreements	261,719	-	1,614,181	-
Translation of assets and liabilities in foreign currencies	2,250	30	13,344	-

Net change in unrealized appreciation (depreciation)	(42,973,473)	(31,896,577)	(23,568,996)	-

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(3,909,225)	1,159,989	(16,201,052)	1,963

Net increase (decrease) in net assets resulting from operations	$2,872,135	$8,269,606	$1,876,815	$1,963

(a) Net of withholding tax of:	$173	$174,141	$-	$-
(b) Net of withholding tax of:	$-	$-	$1,358	$-

*	Paid by MassMutual pursuant to investment advisory agreement dated 12/15/11 for a period of at least three years. The agreement can only be amended or terminated after that period upon approval of a majority of the Independent Trustees.

The accompanying notes are an integral part of the financial statements.

64

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MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Blend Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$6,781,360	$12,901,109
Net realized gain (loss) on investment transactions	39,064,248	51,000,331
Net change in unrealized appreciation (depreciation) on investments	(42,973,473)	6,333,504

Net increase (decrease) in net assets resulting from operations	2,872,135	70,234,944

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(3,510,733)	(13,207,894)
Service Class	(210,243)	(651,465)

Total distributions from net investment income	(3,720,976)	(13,859,359)

From net realized gains:
Initial Class	(46,953,014)	(6,458,277)
Service Class	(3,152,201)	(334,379)

Total distributions from net realized gains	(50,105,215)	(6,792,656)

Net fund share transactions (Note 5):
Initial Class	22,725,353	(41,634,244)
Service Class	6,304,111	6,796,017

Increase (decrease) in net assets from fund share transactions	29,029,464	(34,838,227)

Total increase (decrease) in net assets	(21,924,592)	14,744,702
Net assets
Beginning of period	685,213,583	670,468,881

End of period	$663,288,991	$685,213,583

Undistributed (accumulated) net investment income (loss) included in net assets at end of period	$3,177,053	$116,669

Distributions in excess of net investment income included in net assets at end of period	$-	$-

The accompanying notes are an integral part of the financial statements.

66

MML Equity Fund		MML Managed Bond Fund		MML Money Market Fund
Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

$7,109,617	$17,510,381	$18,077,867	$33,021,065	$-	$-
33,056,566	66,551,512	7,367,944	19,692,204	1,963	3,067
(31,896,577)	7,130,552	(23,568,996)	30,915,154	-	-

8,269,606	91,192,445	1,876,815	83,628,423	1,963	3,067

-	(12,166,595)	(8,634,141)	(37,555,588)	-	(7,668)
-	(705,046)	(1,448,907)	(5,910,650)	-	-

-	(12,871,641)	(10,083,048)	(43,466,238)	-	(7,668)

-	-	(5,019,665)	-	-	(1,789)
-	-	(922,401)	-	-	-

-	-	(5,942,066)	-	-	(1,789)

(34,794,536)	(61,870,837)	(210,469,869)	60,389,551	(78,204,060)	(19,693,194)
5,953,514	10,417,990	18,548,328	33,556,721	-	-

(28,841,022)	(51,452,847)	(191,921,541)	93,946,272	(78,204,060)	(19,693,194)

(20,571,416)	26,867,957	(206,069,840)	134,108,457	(78,202,097)	(19,699,584)

855,907,832	829,039,875	1,435,998,984	1,301,890,527	252,701,070	272,400,654

$835,336,416	$855,907,832	$1,229,929,144	$1,435,998,984	$174,498,973	$252,701,070

$24,408,276	$17,298,659	$8,135,294	$140,475	$-	$-

$-	$-	$-	$-	$(37,376)	$(37,376)

67

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Blend Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Initial Class
06/30/15[r]	$24.51	$0.24	$(0.13)	$0.11	$(0.14)	$(1.82)	$(1.96)	$22.66	0.40%	[b]	$619,930	0.45%	[a]	2.02%	[a]
12/31/14	22.78	0.45	2.01	2.46	(0.49)	(0.24)	(0.73)	24.51	10.99%		644,881	0.45%		1.92%
12/31/13	19.33	0.41	3.48	3.89	(0.44)	-	(0.44)	22.78	20.31%		639,537	0.46%		1.94%
12/31/12	17.52	0.39	1.82	2.21	(0.40)	-	(0.40)	19.33	12.65%		584,660	0.46%		2.09%
12/31/11	17.08	0.36	0.45	0.81	(0.37)	-	(0.37)	17.52	4.78%		552,072	0.49%		2.05%
12/31/10	15.51	0.36	1.55	1.91	(0.34)	-	(0.34)	17.08	12.50%		590,576	0.48%		2.25%
Service Class
06/30/15[r]	$24.48	$0.21	$(0.14)	$0.07	$(0.12)	$(1.82)	$(1.94)	$22.61	0.28%	[b]	$43,359	0.70%	[a]	1.78%	[a]
12/31/14	22.75	0.39	2.01	2.40	(0.43)	(0.24)	(0.67)	24.48	10.71%		40,333	0.70%		1.68%
12/31/13	19.30	0.36	3.47	3.83	(0.38)	-	(0.38)	22.75	20.01%		30,932	0.71%		1.70%
12/31/12	17.50	0.35	1.80	2.15	(0.35)	-	(0.35)	19.30	12.36%		22,114	0.71%		1.85%
12/31/11	17.06	0.32	0.44	0.76	(0.32)	-	(0.32)	17.50	4.52%		12,331	0.74%		1.82%
12/31/10	15.49	0.32	1.55	1.87	(0.30)	-	(0.30)	17.06	12.22%		9,398	0.73%		2.01%

	Six months ended June 30, 2015[b,r]	Year ended December 31
		2014	2013	2012	2011	2010
Portfolio turnover rate	107%	183%	235%	251%	285%	242%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

68

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data:
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Initial Class
06/30/15[r]	$30.28	$0.26	$0.03	$0.29	$-	$-	$30.57	0.98%	[b]	$772,185	0.44%	[a]	1.71%	[a]
12/31/14	27.55	0.61	2.57	3.18	(0.45)	(0.45)	30.28	11.57%		799,222	0.43%		2.12%
12/31/13	21.07	0.41	6.54	6.95	(0.47)	(0.47)	27.55	33.27%		787,449	0.44%		1.69%
12/31/12	18.51	0.38	2.58	2.96	(0.40)	(0.40)	21.07	16.05%		709,969	0.44%		1.92%
12/31/11	19.57	0.34	(1.09)	(0.75)	(0.31)	(0.31)	18.51	(3.76%	)	778,897	0.44%		1.72%
12/31/10	17.41	0.27	2.22	2.49	(0.33)	(0.33)	19.57	14.77%		909,171	0.44%		1.54%
Service Class
06/30/15[r]	$30.01	$0.22	$0.04	$0.26	$-	$-	$30.27	0.86%	[b]	$63,151	0.69%	[a]	1.47%	[a]
12/31/14	27.34	0.52	2.56	3.08	(0.41)	(0.41)	30.01	11.29%		56,685	0.68%		1.82%
12/31/13	20.93	0.35	6.49	6.84	(0.43)	(0.43)	27.34	32.94%		41,591	0.69%		1.44%
12/31/12	18.41	0.34	2.54	2.88	(0.36)	(0.36)	20.93	15.76%		26,073	0.69%		1.69%
12/31/11	19.48	0.30	(1.09)	(0.79)	(0.28)	(0.28)	18.41	(4.00%	)	18,493	0.69%		1.55%
12/31/10	17.35	0.23	2.21	2.44	(0.31)	(0.31)	19.48	14.48%		11,470	0.69%		1.31%

	Six months ended June 30, 2015[b,r]	Year ended December 31
		2014	2013	2012	2011	2010
Portfolio turnover rate	21%	38%	100%	65%	65%	113%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

69

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Managed Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Initial Class
06/30/15[r]	$12.82	$0.16	$(0.14)	$0.02	$(0.09)	$(0.05)	$(0.14)	$12.70	0.15%	[b]	$996,374	0.39%	[a]	2.56%	[a]
12/31/14	12.44	0.32	0.47	0.79	(0.41)	-	(0.41)	12.82	6.46%		1,218,504	0.39%		2.47%
12/31/13	13.20	0.31	(0.52)	(0.21)	(0.40)	(0.15)	(0.55)	12.44	(1.64%	)	1,123,545	0.39%		2.46%
12/31/12	12.99	0.35	0.38	0.73	(0.38)	(0.14)	(0.52)	13.20	5.77%		1,027,945	0.40%		2.66%
12/31/11	12.80	0.47	0.44	0.91	(0.48)	(0.24)	(0.72)	12.99	7.31%		864,477	0.41%		3.63%
12/31/10	12.49	0.54	0.32	0.86	(0.49)	(0.06)	(0.55)	12.80	6.96%		869,339	0.41%		4.18%
Service Class
06/30/15[r]	$12.80	$0.15	$(0.15)	$0.00 [d]	$(0.08)	$(0.05)	$(0.13)	$12.67	0.02%	[b]	$233,555	0.64%	[a]	2.33%	[a]
12/31/14	12.42	0.28	0.48	0.76	(0.38)	-	(0.38)	12.80	6.19%		217,495	0.64%		2.22%
12/31/13	13.18	0.28	(0.52)	(0.24)	(0.37)	(0.15)	(0.52)	12.42	(1.88%	)	178,346	0.64%		2.21%
12/31/12	12.97	0.32	0.38	0.70	(0.35)	(0.14)	(0.49)	13.18	5.51%		149,124	0.65%		2.40%
12/31/11	12.79	0.43	0.44	0.87	(0.45)	(0.24)	(0.69)	12.97	7.04%		101,863	0.66%		3.34%
12/31/10	12.48	0.50	0.33	0.83	(0.46)	(0.06)	(0.52)	12.79	6.70%		65,262	0.66%		3.92%

	Six months ended June 30, 2015[b,r]	Year ended December 31
		2014	2013	2012	2011	2010
Portfolio turnover rate	198%	368%	313%	279%	186%	199%[q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
q	Portfolio turnover rate excludes securities sold from redemptions in-kind. Amount would be 208% including securities sold from redemptions in-kind.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

70

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Money Market Fund

		Income (loss) from investment operations					Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations		From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]
Initial Class
06/30/15[r]	$1.00	$-	$0.00	[d]	$0.00	[d]	$-	$-	$-	$1.00	0.00%	[b,e]	$174,499	0.52%	[a]	0.13%	[a]
12/31/14	1.00	-	0.00	[d]	0.00	[d]	(0.00)[d]	(0.00)[d]	(0.00)[d]	1.00	0.00%	[e]	252,701	0.51%		0.11%
12/31/13	1.00	-	0.00	[d]	0.00	[d]	(0.00)[d]	-	(0.00)[d]	1.00	0.00%	[e]	272,401	0.51%		0.14%
12/31/12	1.00	-	0.00	[d]	0.00	[d]	(0.00)[d]	(0.00)[d]	(0.00)[d]	1.00	0.00%	[e]	299,944	0.52%		0.16%
12/31/11	1.00	-	0.00	[d]	0.00	[d]	(0.00)[d]	(0.00)[d]	(0.00)[d]	1.00	0.00%	[e]	189,532	0.54%		0.17%
12/31/10	1.00	-	0.00	[d]	0.00	[d]	(0.00)[d]	-	(0.00)[d]	1.00	0.00%	[e]	188,956	0.54%		0.24%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

71

Notes to Financial Statements (Unaudited)

1.	The Funds

MML Series Investment Fund II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 8, 2005, which was amended and restated as of February 28, 2005 and December 15, 2011, as it may be further amended from time to time. The following are four series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MML Blend Fund (“Blend Fund”)

MML Equity Fund (“Equity Fund”)

MML Managed Bond Fund (“Managed Bond Fund”)

MML Money Market Fund (“Money Market Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company are the record owners of all of the outstanding shares of the Funds.

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

On July 23, 2014, the U.S. Securities and Exchange Commission adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. These amendments are generally not effective until sometime in 2016, but when implemented may affect the Fund’s operations and return potential.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. For all Funds other than the Money Market Fund, short-term debt securities with remaining maturities of 60 days or less are valued at either amortized cost or at original cost plus accrued interest, whichever the Funds’ investment adviser determines more closely approximates current market

72

Notes to Financial Statements (Unaudited) (Continued)

value. The Money Market Fund’s portfolio securities are valued at amortized cost, which approximates current market value, in accordance with Rule 2a-7 under the 1940 Act pursuant to which the Money Market Fund must adhere to certain conditions. It is the intention of the Money Market Fund to maintain a stable net asset value per share, although this cannot be assured. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are

[1]	The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

73

Notes to Financial Statements (Unaudited) (Continued)

developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned significant inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The Money Market Fund characterized all investments at Level 2, as of June 30, 2015. For the Money Market Fund, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

74

Notes to Financial Statements (Unaudited) (Continued)

The following is the aggregate value by input level, as of June 30, 2015, for the remaining Funds’ investments:

	Level 1	Level 2	Level 3	Total
Blend Fund
Asset Investments
Common Stock	$434,076,153	$-	$-	$434,076,153
Preferred Stock	1,682,760	-	-	1,682,760
Corporate Debt	-	104,840,302	-	104,840,302
Municipal Obligations	-	2,894,045	-	2,894,045
Non-U.S. Government Agency Obligations	-	42,659,539	344,517	43,004,056
Sovereign Debt Obligations	-	1,906,943	-	1,906,943
U.S. Government Agency Obligations and Instrumentalities	-	55,158,299	-	55,158,299
U.S. Treasury Obligations	-	2,931,972	-	2,931,972
Rights	-	-	19,928	19,928
Short-Term Investments	-	62,907,024	-	62,907,024

Total Investments	$435,758,913	$273,298,124	$364,445	$709,421,482

Asset Derivatives
Futures Contracts	$121,193	$-	$-	$121,193

Liability Derivatives
Futures Contracts	$(306,040)	$-	$-	$(306,040)

Equity Fund
Asset Investments
Common Stock	$807,056,055	$12,074,833	$-	$819,130,888
Mutual Funds	7,085,558	-	-	7,085,558
Short-Term Investments	-	16,384,551	-	16,384,551

Total Investments	$814,141,613	$28,459,384	$-	$842,600,997

Managed Bond Fund
Asset Investments
Preferred Stock	$10,204,627	$-	$-	$10,204,627
Corporate Debt	-	605,325,969	-	605,325,969
Municipal Obligations	-	15,449,684	-	15,449,684
Non-U.S. Government Agency Obligations	-	249,926,071	3,188,181	253,114,252
Sovereign Debt Obligations	-	10,389,357	-	10,389,357
U.S. Government Agency Obligations and Instrumentalities	-	317,337,626	-	317,337,626
U.S. Treasury Obligations	-	3,543,281	-	3,543,281
Short-Term Investments	-	241,732,440	-	241,732,440

Total Investments	$10,204,627	$1,443,704,428	$3,188,181	$1,457,097,236

Asset Derivatives
Futures Contracts	$190,563	$-	$-	$190,563

Liability Derivatives
Futures Contracts	$(579,203)	$-	$-	$(579,203)

75

Notes to Financial Statements (Unaudited) (Continued)

The following table shows Funds with certain assets and liabilities, which approximate fair value and would be categorized at Level 2 as of June 30, 2015.

Statements of Asset and Liabilities location:	Blend Fund	Equity Fund	Managed Bond Fund
Receivables from:
Investments sold on a when-issued basis			X
Payables for:
Investments purchased on a when-issued basis	X		X
Securities on loan		X
Collateral held for when-issued securities			X
Due to custodian	X		X

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/14	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3*	Transfers (out) of Level 3*	Balance as of 6/30/15	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 6/30/15
Blend Fund
Non-U.S. Government
Agency Obligations†	$165,398	$-	$54	$7	$249,531	$(70,473)	$-	$-	$344,517	$7
Rights	-	-	-	-	19,928	-	-	-	19,928	-

	$165,398	$-	$54	$7	$269,459	$(70,473)	$-	$-	$364,445	$7

Managed Bond Fund
Non-U.S. Government
Agency Obligations†	$926,227	$-	$345	$22	$1,597,000	$(417,572)	$-	$-	$2,106,022	$22
Non-U.S. Government
Agency Obligations	-	-	-	-	1,199,990	(117,831)	-	-	1,082,159	-

	$926,227	$-	$345	$22	$2,796,990	$(535,403)	$-	$-	$3,188,181	$22

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year.
†	Represents (i) an illiquid 144A security valued by a broker quote or vendor price or (ii) a restricted security issued by a non-public entity valued by a broker quote or vendor price.

The Funds had no transfers between Level 1, Level 2, and Level 3 of the fair value hierarchy during the period ended June 30, 2015. The Funds recognize transfers between the Levels as of the beginning of the year.

None of the unobservable inputs, individually or collectively, had a material impact on the Fund(s).

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Gains or losses from derivatives can be substantially greater than the derivatives original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the period ended June 30, 2015, the following table shows how the Fund used these types of derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

76

Notes to Financial Statements (Unaudited) (Continued)

Type of Derivatives and Objective for Use	Blend Fund	Managed Bond Fund
Futures Contracts*
Hedging/Risk Management	A	A
Duration/Credit Quality Management	A	A
Substitution for Direct Investment	A	A
Intention to Create Investment Leverage in Portfolio	M	M

Interest Rate Swaps**
Hedging/Risk Management	A	A
Duration Management	M	M
Asset/Liability Management	M	M
Substitution for Direct Investment	M	M
Intention to Create Investment Leverage in Portfolio	M	M

Credit Default Swaps (Protection Buyer)
Hedging/Risk Management	A	A
Duration/Credit Quality Management	A	A
Income	A	A
Substitution for Direct Investment	A	A
Intention to Create Investment Leverage in Portfolio	M	M

Options (Purchased)
Hedging/Risk Management	A	A
Duration/Credit Quality Management	A	A
Substitution for Direct Investment	A	A
Directional Investment	A	A
Intention to Create Investment Leverage in Portfolio	M	M

Rights and Warrants
Hedging/Risk Management	M
Duration/Credit Quality Management	M
Directional Investment	M
Intention to Create Investment Leverage in Portfolio	M
Result of a Corporate Action	A
*	Includes any options purchased or written on futures contracts, if applicable.
**	Includes any caps, floors, and collars, and related purchased or written options, if applicable.

At June 30, 2015, and during the period then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Interest Rate Risk	Total
Blend Fund
Asset Derivatives
Futures Contracts^^	$-	$-	$121,193	$121,193
Rights*	-	19,928	-	19,928

Total Value	$-	$19,928	$121,193	$141,121

Liability Derivatives
Futures Contracts^^	$-	$-	$(306,040)	$(306,040)

77

Notes to Financial Statements (Unaudited) (Continued)

	Credit Risk	Equity Risk	Interest Rate Risk	Total
Blend Fund (Continued)
Realized Gain (Loss)#
Purchased Options	$-	$-	$435,215	$435,215
Futures Contracts	-	-	351,830	351,830
Swap Agreements	(35,843)	-	(430,514)	(466,357)

Total Realized Gain (Loss)	$(35,843)	$-	$356,531	$320,688

Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$(159,336)	$(159,336)
Futures Contracts	-	-	(318,255)	(318,255)
Swap Agreements	19,720	-	241,999	261,719

Total Change in Appreciation (Depreciation)	$19,720	$-	$(235,592)	$(215,872)

Number of Contracts, Notional Amounts or Shares/Units†
Purchased Options	$-	$-	$17,900,000	$17,900,000
Futures Contracts	-	-	539	539
Swap Agreements	$8,225,000	$-	$5,385,000	$13,610,000
Rights	-	37,600	-	37,600

Managed Bond Fund
Asset Derivatives
Futures Contracts^^	$-	$-	$190,563	$190,563

Liability Derivatives
Futures Contracts^^	$-	$-	$(579,203)	$(579,203)

Realized Gain (Loss)#
Purchased Options	$-	$-	$2,692,257	$2,692,257
Futures Contracts	-	-	3,045,428	3,045,428
Swap Agreements	(212,447)	-	(2,657,465)	(2,869,912)

Total Realized Gain (Loss)	$(212,447)	$-	$3,080,220	$2,867,773

Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$(985,658)	$(985,658)
Futures Contracts	-	-	(778,296)	(778,296)
Swap Agreements	116,798	-	1,497,383	1,614,181

Total Change in Appreciation (Depreciation)	$116,798	$-	$(266,571)	$(149,773)

Number of Contracts, Notional Amounts or Shares/Units†
Purchased Options	$-	$-	$110,730,000	$110,730,000
Futures Contracts	-	-	2,484	2,484
Swap Agreements	$48,650,000	$-	$33,320,000	$81,970,000

*	Statements of Assets and Liabilities location: Investments, at value.
^^	Cumulative appreciation (depreciation) on futures contracts is reported in “Futures Contracts” below. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, or swap agreements, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, or swap agreements, as applicable.
†	Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for purchased options and swap agreements, or shares/units outstanding for rights, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the period ended June 30, 2015.

The Blend Fund had no change in appreciation (depreciation) on rights during the period ended June 30, 2015.

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Notes to Financial Statements (Unaudited) (Continued)

Further details regarding the derivatives and other investments held by the Fund(s) during the period ended June 30, 2015, are discussed below.

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

The Fund(s) listed in the following table had open futures contracts at June 30, 2015:

	Expiration Date	Number of Contracts	Notional Amount	Net Unrealized Appreciation/ (Depreciation)
Blend Fund
Futures Contracts — Long
U.S. Ultra Bond	09/21/15	53	$8,165,313	$(269,991)
U.S. Treasury Note 2 Year	09/30/15	68	14,887,750	17,979
U.S. Treasury Note 5 Year	09/30/15	344	41,024,688	(36,049)

				$(288,061)

Futures Contracts — Short
U.S. Treasury Note 10 Year	09/21/15	154	$(19,430,469)	$74,950
U.S. Long Bond	09/21/15	17	(2,564,344)	28,264

				$103,214

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Notes to Financial Statements (Unaudited) (Continued)

	Expiration Date	Number of Contracts	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
Managed Bond Fund
Futures Contracts — Long
U.S. Ultra Bond	09/21/15	370	$57,003,125	$(440,971)
U.S. Treasury Note 2 Year	09/30/15	387	84,728,813	131,020
U.S. Treasury Note 5 Year	09/30/15	1,792	213,710,001	(138,232)

				$(448,183)

Futures Contracts — Short
U.S. Treasury Note 10 Year	09/21/15	663	$(83,651,953)	$29,591
U.S. Long Bond	09/21/15	185	(27,906,094)	29,952

				$59,543

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, acceleration, default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create a “synthetic” long position.

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Notes to Financial Statements (Unaudited) (Continued)

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on a Fund’s Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

Options, Rights, and Warrants

A Fund may purchase call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

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Notes to Financial Statements (Unaudited) (Continued)

Purchasing call options. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) (for U.S. Treasury inflation-indexed bonds) or, generally, by a comparable inflation index calculated by the foreign government issuing the inflation-indexed bonds.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Any adjustments to the principal amount of an inflation-indexed bond due to inflation will be reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions.

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Notes to Financial Statements (Unaudited) (Continued)

The value of inflation-indexed bonds is generally based on changes in real interest rates, which in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation, or that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States. Additionally, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Securities Lending

The Blend Fund, Equity Fund, and Managed Bond Fund may lend their securities; however, lending cannot exceed 10% of the total assets of the Managed Bond Fund taken at current value, and 33% of the total assets of the Blend Fund and Equity Fund, respectively, taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“agent”). The Lending Agreement authorizes the agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each, a “Borrower’).

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash or securities adjusted daily to have market value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the Borrower of the securities fail financially. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At June 30, 2015, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan.

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Notes to Financial Statements (Unaudited) (Continued)

The Funds employ the agent to implement their securities lending program and the agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the securities lending agent or Borrower, respectively. For the period ended June 30, 2015, the Fund(s) earned securities lending net income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Equity Fund	$67,127	$13,425	$53,702

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets.

Foreign Securities

The Funds may invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

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Notes to Financial Statements (Unaudited) (Continued)

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly for the Blend Fund and Managed Bond Fund and annually for the Equity Fund and at other times as may be required to satisfy tax or regulatory requirements. Dividends from net investment income are declared daily and paid monthly for the Money Market Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund. Under investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, at the following annual rates:

0.50% on the first $100 million;
0.45% on the next $200 million;
0.40% on the next $200 million; and
0.35% on any excess over $500 million

MML Advisers has entered into investment subadvisory agreements with Babson Capital Management LLC (“Babson Capital”), a wholly-owned subsidiary of MM Asset Management Holding LLC, itself a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual, on behalf of certain Funds. These agreements provide that Babson Capital manage the investment and reinvestment of assets of these Funds. Babson Capital receives a subadvisory fee from MML Advisers, based upon each Fund’s average daily net assets at the following annual rates:

Blend Fund	0.13% (Equity Segment)
0.09% (Money Market and Bond Segments)
Managed Bond Fund	0.10%
Money Market Fund	0.05%

In addition, Cornerstone Real Estate Advisers LLC (“Cornerstone”) serves as sub-subadviser for the Blend Fund and Managed Bond Fund and is primarily responsible for managing each Fund’s commercial mortgage-backed securities. Cornerstone is a wholly-owned subsidiary of Babson Capital. The appointment of Cornerstone as a sub-subadviser to each Fund does not relieve Babson Capital of any obligation or liability to any of the Funds that it would otherwise have pursuant to investment subadvisory agreements between MML Advisers and Babson Capital with respect to each Fund, and any and all acts and omissions of Cornerstone in respect of any Fund shall be considered the acts and omissions of Babson Capital.

MML Advisers has entered into an investment subadvisory agreement with OppenheimerFunds, Inc. (“OFI”), a wholly-owned subsidiary of Oppenheimer Acquisition Corp., itself an indirect majority-owned subsidiary of MassMutual Holding LLC, pursuant

85

Notes to Financial Statements (Unaudited) (Continued)

to which OFI serves as one of the subadvisers to the Equity Fund. This agreement provides that OFI manage the investment and reinvestment of a portion of the assets of the Fund. OFI receives a subadvisory fee from MML Advisers, based upon the average daily net assets of the portion of the Fund that OFI manages, at the following annual rate:

Equity Fund	0.23%

MML Advisers has entered into an investment subadvisory agreement with the unaffiliated investment subadviser, Loomis, Sayles & Company, L.P. (“Loomis Sayles”), pursuant to which Loomis Sayles serves as one of the subadvisers to the Equity Fund. This agreement provides that Loomis Sayles manage the investment and reinvestment of a portion of the assets of the Fund. Loomis Sayles receives a subadvisory fee from MassMutual based upon the average daily net assets of the portion of the Fund that Loomis Sayles manages.

The Funds’ subadvisory fees are paid by MML Advisers out of the advisory fees previously disclosed above.

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares, if available, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Expense Caps and Waivers

For the Money Market Fund, MML Advisers has agreed to voluntarily waive some or all of its advisory fees and, if necessary, reimburse some or all of the Fund’s other expenses, in an attempt to allow the Initial Class shares of the Fund to maintain a 1-day yield of at least approximately 0.00%. MML Advisers may amend or discontinue this waiver at any time without advance notice.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statement of Operations.

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the period ended June 30, 2015, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Blend Fund	$364,629,051	$351,158,213	$376,629,536	$366,413,388
Equity Fund	-	176,463,286	-	196,973,401
Managed Bond Fund	2,465,156,244	333,192,518	2,637,417,930	341,622,339

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Notes to Financial Statements (Unaudited) (Continued)

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014

	Shares	Amount	Shares	Amount

Blend Fund Initial Class
Sold	322,722	$7,692,346	646,358	$15,277,002
Issued as reinvestment of dividends	2,218,933	50,463,747	839,814	19,666,171
Redeemed	(1,490,253)	(35,430,740)	(3,253,753)	(76,577,417)

Net increase (decrease)	1,051,402	$22,725,353	(1,767,581)	$(41,634,244)

Blend Fund Service Class
Sold	213,600	$5,083,038	372,316	$8,795,548
Issued as reinvestment of dividends	148,102	3,362,444	42,149	985,844
Redeemed	(91,632)	(2,141,371)	(126,416)	(2,985,375)

Net increase (decrease)	270,070	$6,304,111	288,049	$6,796,017

Equity Fund Initial Class
Sold	247,044	$7,558,766	522,167	$14,978,313
Issued as reinvestment of dividends	-	-	410,767	12,166,595
Redeemed	(1,387,791)	(42,353,302)	(3,114,178)	(89,015,745)

Net increase (decrease)	(1,140,747)	$(34,794,536)	(2,181,244)	$(61,870,837)

Equity Fund Service Class
Sold	243,038	$7,335,679	468,038	$13,279,986
Issued as reinvestment of dividends	-	-	23,994	705,046
Redeemed	(45,454)	(1,382,165)	(124,520)	(3,567,042)

Net increase (decrease)	197,584	$5,953,514	367,512	$10,417,990

Managed Bond Fund Initial Class
Sold	5,557,004	$71,644,200	14,167,319	$180,775,482
Issued as reinvestment of dividends	1,055,506	13,653,806	2,963,553	37,555,588
Redeemed	(23,197,372)	(295,767,875)	(12,398,257)	(157,941,519)

Net increase (decrease)	(16,584,862)	$(210,469,869)	4,732,615	$60,389,551

Managed Bond Fund Service Class
Sold	1,563,406	$20,093,583	3,056,751	$38,924,947
Issued as reinvestment of dividends	183,639	2,371,308	467,135	5,910,650
Redeemed	(305,175)	(3,916,563)	(888,381)	(11,278,876)

Net increase (decrease)	1,441,870	$18,548,328	2,635,505	$33,556,721

Money Market Fund Initial Class
Sold	19,421,572	$19,401,672	74,499,780	$74,424,512
Issued as reinvestment of dividends	-	-	9,467	9,457
Redeemed	(97,706,111)	(97,605,732)	(94,222,104)	(94,127,163)

Net increase (decrease)	(78,284,539)	$(78,204,060)	(19,712,857)	$(19,693,194)

87

Notes to Financial Statements (Unaudited) (Continued)

6.	Federal Income Tax Information

At June 30, 2015, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Blend Fund	$574,435,152	$142,421,149	$(7,434,819)	$134,986,330
Equity Fund	669,320,824	189,598,832	(16,318,659)	173,280,173
Managed Bond Fund	1,441,994,476	32,144,066	(17,041,306)	15,102,760

Note: The aggregate cost for investments for the Money Market Fund at June 30, 2015, is the same for financial reporting and federal income tax purposes.

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2014, for federal income tax purposes, there were no unused capital losses.

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2014, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Blend Fund	$13,859,359	$6,792,656	$-
Equity Fund	12,871,641	-	-
Managed Bond Fund	43,466,238	-	-
Money Market Fund	9,457	-	-

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2014, temporary book and tax accounting differences were primarily attributable to investments in futures contracts, swap agreements, premium amortization accruals, the deferral of wash sale losses, non-taxable dividends, defaulted bond income accruals, and deferred Trustee compensation.

At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Blend Fund	$19,922,252	$30,542,033	$(178,987)	$172,381,513
Equity Fund	17,525,010	37,630,445	(226,351)	200,940,802
Managed Bond Fund	6,992,473	-	(175,273)	29,756,249
Money Market Fund	9,175	-	(46,474)	-

88

Notes to Financial Statements (Unaudited) (Continued)

The Funds did not have any unrecognized tax benefits at June 30, 2015, nor were there any increases or decreases in unrecognized tax benefits for the period then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the period ended June 30, 2015, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2014-11, Transfers & Servicing (Topic 860): “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”) to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. ASU 2014-11 is effective for annual reporting periods beginning after December 15, 2014 and interim periods beginning after December 15, 2015. Management is currently evaluating the implications of these changes and their impact on the financial statements.

9.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds.

The potential amount sought to be recovered from the Blend Fund plus interest and the Official Committee’s court costs, is approximately $207,400.

In addition, on June 2, 2011, the Blend Fund was named as a defendant in a closely related, parallel adversary proceeding brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), in the United States District Court for the District of Massachusetts. The Plaintiffs also seek to recover payments of the Proceeds.

The Fund cannot predict the outcome of these proceedings. Accordingly, the Fund has not accrued any amounts related to these proceedings. If the proceedings were to be decided in a manner adverse to the Fund, or if the Fund was to enter into a settlement agreement with the Official Committee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Fund’s net asset value depending on the net assets of the Fund at the time of such judgment or settlement.

10.	Subsequent Events

In preparation of these financial statements, management has evaluated the events and transactions subsequent to June 30, 2015, through the date when the financial statements were issued, and determined that there are no subsequent events or transactions that would require adjustments to or disclosures in the Funds’ financial statements.

89

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in April and May 2015, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadvisers (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreements (collectively, the “Contracts”) for each of the Blend Fund, Equity Fund, Managed Bond Fund, and Money Market Fund. In preparation for the meetings, the Trustees requested, and MML Advisers and the subadvisers provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MML Advisers discussing the nature and quality of the services it provides as investment adviser to the Funds; (ii) a profitability analysis prepared by MML Advisers; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to each Fund prepared by an independent third-party vendor (the “Third-Party”). The Third Party Report provided detailed comparative advisory fee, total expense, and performance information for each Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MML Advisers and each of the subadvisers.

The Committee considered the nature, scope, and quality of services MML Advisers provides to the Funds, including: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the capabilities of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Funds, and the needs of the Funds for administrative and shareholder services.

The Committee then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against peer funds and a benchmark index). In connection with the Committee’s review, MML Advisers provided commentary and analysis regarding each Fund’s performance and expenses. The Committee also noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (ii) a wide range of information about each subadviser and its personnel with responsibility for providing services to the respective Fund and the fees payable to each subadviser by MML Advisers. MML Advisers reviewed with the Committee in detail the work MML Advisers does in its oversight roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to provide those services. Throughout the discussion, MML Advisers responded to Committee members’ questions and provided additional information concerning each Fund.

The Committee reviewed the expense and performance information for each Fund. (References to any one- or three-year period below are to periods ended December 31, 2014. In all cases, the comparative expense information is that of a Fund’s “peer group” and the comparative performance information is that of a Fund’s “performance category.”)

90

Other Information (Unaudited) (Continued)

The Committee considered that, in the case of the Blend Fund, Equity Fund, and Managed Bond Fund, expense information showed the Funds to be in the first quartile of their peer groups (favorable), and performance information showed the Funds to have had first or second quartile investment performance in their performance categories for the most recent one- and three-year periods.

For the Money Market Fund, the Committee considered that the Fund has the highest net total net expense ratio in its peer group, its total gross expense ratio is at the peer median, and MML Advisers is continuing to waive fees to support a positive yield in the Fund. The Committee considered that the Fund has achieved second quartile comparative performance for the one- and three-year periods notwithstanding its relatively high expense ratio.

The Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting, concerning economies of scale and the profitability of MML Advisers’ advisory relationship with the various Funds, including: (i) a description of the revenue (including advisory fees and administrative and shareholder services fees, as applicable) and expense allocation methodology employed by MML Advisers; and (ii) profitability information for each individual Fund. The discussions included consideration of the intangible benefits derived by MML Advisers and its affiliates resulting from their relationships with the Funds and the so-called “fallout benefits” to MML Advisers, such as any reputational value derived from serving as investment adviser to the Funds, and benefits accruing to subadvisers due to so-called “soft-dollar arrangements.”

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MML Advisers’ oversight of each Fund and the subadvisory process; (ii) MML Advisers’ levels of profitability from its relationship with the various Funds are not excessive and the advisory fees payable under the Contracts and each Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of the subadvisers generally appear well suited to the Funds, given their investment objectives and policies; (iv) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MML Advisers has proposed in respect of the underperformance of a Fund, are sufficient to warrant continuation of the Contracts for each of the Funds; and (v) the terms of the Contracts are fair and reasonable with respect to each Fund and are in the best interests of each Fund’s shareholders.

91

Other Information (Unaudited)

Fund Expenses June 30, 2015

Expense Examples:

The following information is in regards to expenses for the six months ended June 30, 2015:

As a shareholder of the Funds, you incur ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended June 30, 2015.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Blend Fund
Initial Class	$1,000	0.45%	$1,004.00	$2.24	$1,022.60	$2.26
Service Class	1,000	0.70%	1,002.80	3.48	1,021.30	3.51
Equity Fund
Initial Class	1,000	0.44%	1,009.80	2.19	1,022.60	2.21
Service Class	1,000	0.69%	1,008.60	3.44	1,021.40	3.46
Managed Bond Fund
Initial Class	1,000	0.39%	1,001.50	1.94	1,022.90	1.96
Service Class	1,000	0.64%	1,000.20	3.17	1,021.60	3.21
Money Market Fund
Initial Class	1,000	0.13%	1,000.00	0.64	1,024.10	0.65

*	Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2015, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

92

Underwriter:

MML Distributors, LLC

100 Bright Meadow Blvd.

Enfield, CT 06082-1981

© 2015 Massachusetts Mutual Life Insurance Company, Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives. Investment Adviser: MML Investment Advisers, LLC	CRN201609-195037

MML Series Investment Fund II
Semiannual Report

This semiannual report petains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

June 30, 2015

MassMutual
FINANCIAL GROUP®

We'll help you get there.®

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund II. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund II – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Jeffrey M. Dube

“While the news about the markets can, and often does, change on a daily basis, long-term investors who position their portfolios to handle a variety of market conditions may be better equipped to weather the storm.”

June 30, 2015

Welcome to the MML Series Investment Fund II Semiannual Report covering the six months ended June 30, 2015. Stock indexes measuring the performance of U.S. and foreign stocks advanced during the period, with technology stocks, U.S. small- and mid-cap shares, and equities of foreign developed and emerging markets prevailing over U.S. blue-chip and large-cap stocks. Investors kept a close eye on each new release of economic data and speculated how the news might impact the U.S. Federal Reserve’s (the “Fed”) schedule for increasing interest rates, creating periods of market volatility in response throughout the period. Greece’s debt woes and speculation over whether the country would wind up exiting the euro as its national currency drew headlines and drove additional choppiness in financial markets worldwide. The positive and negative implications of low oil prices and the strength of the U.S. dollar versus other currencies also colored the environment. Against the overall backdrop, the price of West Texas Intermediate crude oil started the period at $53.45 per barrel and gyrated in the range between $44 and $54 into early spring before tracing a jagged path to finish June at $59.48. The average price of gasoline in the U.S. fell to as low as around $2.13 a gallon in late January, but showed an overall trend of advancement until the end of June, finishing the period at about $2.88 and giving consumers little relief at the pumps. The price of gold spiked to nearly $1296 per ounce in late January, dropped to less than $1148 in mid-March, and finished June at $1171.

Key events that characterized the period

In the first quarter of 2015, U.S. stocks declined in January and March, but produced strong gains in February. When the dust settled at the end of March, some key market benchmarks were not far from where they started the quarter. Much of the downside volatility in January was due to further weakness in crude oil prices that carried over from the commodity’s steep drop in the second half of 2014. A surging U.S. dollar also fueled concern about multinational companies that derive a significant portion of their profits from overseas, especially Europe.

February brought renewed optimism among stock investors amid some stabilization in oil’s price and favorable corporate earnings reports. However, stocks surrendered some of those gains in March, as a better-than-expected February employment report raised the possibility that the Fed might speed up its timetable for raising short-term interest rates after a prolonged period of extremely accommodative monetary policy. Other reports offered a mixed picture of the U.S. economy, however. According to data released in the first quarter, gross domestic product (“GDP) expanded by a relatively modest 2.2% in the fourth quarter of 2014, which also included weak durable goods orders and retail sales.

The possibility of Greece defaulting on its debt following the January election of Prime Minister Alexis Tsipras (who had run a campaign against austerity), air strikes in Yemen by Saudi Arabia, and concern about the upcoming second-quarter earnings season were other factors unsettling the market as the first quarter wound to a close.

U.S. stocks were choppy in the second quarter of 2015 and most indexes made little headway in either direction. Investors sought clarity on a number of issues, including the debt problems of Greece, the sustainability of the U.S. economic recovery following a weak first quarter, the timing of the Fed’s first interest-rate hike since mid-2006 – widely expected later this year or next – and the near-term path of crude oil and the U.S. dollar, both of which had sizable moves in the second half of 2014 and early 2015.

Greece dominated the headlines in the final week of the quarter. Despite repeated efforts to forge an agreement with other countries in the European Union to reschedule its debt, Greece was unable to

(Continued)

MML Series Investment Fund II – President’s Letter to Shareholders (Unaudited) (Continued)

make a loan payment to the International Monetary Fund of €1.6 billion (euro), or roughly $1.8 billion, by the June 30 deadline. Greek banks and markets closed the week of June 29 through July 3. In response, global stock markets fell sharply on Monday, June 29, but stabilized on the final day of the quarter.

On the U.S. economic front, the news was somewhat encouraging – but still mixed. First-quarter GDP, reflecting broad economic activity and widely thought to have been curbed by severe winter weather, had originally been reported at -0.7% but underwent an upward revision to -0.2%. Nonfarm payrolls bounced back nicely in April and May after falling well short of estimates in March; however, industrial production remained weak amid headwinds from lower oil prices and the stronger dollar.

The Fed’s Open Market Committee met in April and June, deciding both times to leave short-term interest rates unchanged. Crude oil, the focus of so much attention in prior quarters due to its steep decline, receded from the limelight in the second quarter when prices for the commodity rose.

Stocks primarily rose for the six months ended June 30, 2015, but gains were minimal in some key benchmarks. The technology-heavy NASDAQ Composite® Index rose 5.90% to lead the major market indexes for the period. The Russell 2000® Index, a benchmark of small-cap stocks, gained 4.75% over the six months and outpaced the 1.23% advance of the large-cap stock S&P 500® Index advanced and the 0.03% return of the blue-chip Dow Jones Industrial AverageSM. In international markets, the MSCI EAFE Index, an indicator of foreign developed-market stocks, posted a 5.52% advance; while the MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, rose 2.95%. Fixed-income investments declined during the period, with the Barclays U.S. Aggregate Bond Index falling 0.10%.*

Review and maintain your strategy

MassMutual believes it is prudent to remind retirement investors to maintain perspective and have realistic expectations about the future performance of their investment accounts. If you work with a financial professional, you may want to consult him or her to assess your plan and help ensure you are on track to reach your financial goals. While the news about the markets can, and often does, change on a daily basis, long-term investors who position their portfolios to handle a variety of market conditions may be better equipped to weather the storm. By tailoring your mix of investments to your risk tolerance and the amount of time you have to invest, you can develop and maintain a financial strategy that can help you pursue your goals. Thank you for putting your trust in MassMutual.

Sincerely,

Jeffrey M. Dube

President

*Indexes	are unmanaged, do not incur fees, expenses, or (if applicable) taxes and cannot be purchased directly for investment.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 7/1/15 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MML Series Investment Fund II – Portfolio Summaries (Unaudited)

What is the investment approach of MML Asset Momentum Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing in asset classes the Fund’s subadviser considers to exhibit “bull market” characteristics. These “bull market” characteristics may include, for example, upward trending prices and relatively low volatility. The Fund expects that it will allocate its investment among the following asset classes: equity investments, debt investments, property investments, alternative investments, currency, and cash on deposit. The Fund may invest in securities of issuers anywhere in the world, including emerging market countries. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

MML Asset Momentum Fund Portfolio Characteristics (% of Net Assets) on 6/30/15

Common Stock	66.1%
Corporate Debt	15.3%
U.S. Treasury Obligations	10.2%
Mutual Funds	2.5%
Purchased Options	0.1%

Total Long-Term Investments	94.2%
Short-Term Investments and Other Assets and Liabilities	5.8%

Net Assets	100.0%

MML Series Investment Fund II – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MML Dynamic Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to maximize current income and total return by investing, under normal circumstances, at least 80% of its net assets in bonds, which may include securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities, or sponsored corporations; corporate obligations (including foreign hybrid securities); mortgage-backed securities; asset-backed securities; foreign securities (corporate and government); emerging market securities (corporate and government); bank loans and assignments; and other securities bearing fixed or variable interest rates of any maturity. The Fund may invest a portion of its net assets in inverse floaters and interest-only and principal-only securities, which may experience high volatility in response to changes in interest rates. The Fund may invest in other investment companies, including other open-end or closed-end investment companies, exchange-traded funds (“ETFs”), and domestic or foreign private investment vehicles, including investment companies sponsored or managed by the Fund’s subadviser and its affiliates. The Fund’s subadviser is DoubleLine Capital LP (DoubleLine).

MML Dynamic Bond Fund Portfolio Characteristics (% of Net Assets) on 6/30/15

Corporate Debt	29.0%
Non-U.S. Government Agency Obligations	24.6%
U.S. Treasury Obligations	23.5%
U.S. Government Agency Obligations and Instrumentalities	13.9%
Municipal Obligations	2.8%
Mutual Funds	2.5%
Sovereign Debt Obligations	1.2%

Total Long-Term Investments	97.5%
Short-Term Investments and Other Assets and Liabilities	2.5%

Net Assets	100.0%

MML Series Investment Fund II – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MML Equity Rotation Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing primarily in common stocks of large- and medium-capitalization U.S. companies. The Fund’s subadviser does not typically invest in companies with market capitalizations, at the time of purchase, of less than $1 billion. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

MML Equity Rotation Fund Largest Holdings (% of Net Assets) on 6/30/15
Centene Corp.	2.5%
CVS Health Corp.	2.1%
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	2.1%
The Goodyear Tire & Rubber Co.	2.0%
Gilead Sciences, Inc.	2.0%
The Goldman Sachs Group, Inc.	1.9%
FactSet Research Systems, Inc.	1.8%
AmerisourceBergen Corp.	1.8%
Cigna Corp.	1.8%
Lockheed Martin Corp.	1.7%

19.7%

MML Equity Rotation Fund Sector Table (% of Net Assets) on 6/30/15

Consumer, Non-cyclical	32.7%
Consumer, Cyclical	16.1%
Financial	15.9%
Technology	9.6%
Industrial	9.4%
Communications	6.5%
Basic Materials	4.0%
Energy	3.1%
Utilities	1.2%

Total Long-Term Investments	98.5%
Short-Term Investments and Other Assets and Liabilities	1.5%

Net Assets	100.0%

MML Series Investment Fund II – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MML High Yield Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities. The Fund invests primarily in lower rated U.S. debt securities (“junk” or “high yield” bonds), including securities in default. Under normal circumstances, the Fund invests at least 80% of its net assets in lower rated fixed income securities (rated below Baa3 by Moody’s or BBB- by Standard & Poor’s (using the lower rating) or, if unrated, determined by the Fund’s subadviser to be of comparable quality). The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

MML High Yield Fund Portfolio Characteristics (% of Net Assets) on 6/30/15

Corporate Debt	92.7%
Bank Loans	3.7%

Total Long-Term Investments	96.4%
Short-Term Investments and Other Assets and Liabilities	3.6%

Net Assets	100.0%

MML Series Investment Fund II – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MML Inflation-Protected and Income Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital. Under normal circumstances, the Fund invests at least 80% of its net assets in inflation-indexed bonds and other income-producing securities. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

MML Inflation-Protected and Income Fund Portfolio Characteristics (% of Net Assets) on 6/30/15

U.S. Treasury Obligations	94.9%
Non-U.S. Government Agency Obligations	46.1%
Corporate Debt	8.3%
U.S. Government Agency Obligations and Instrumentalities	0.3%
Municipal Obligations	0.3%
Purchased Options	0.0%

Total Long-Term Investments	149.9%
Short-Term Investments and Other Assets and Liabilities	(49.9)%

Net Assets	100.0%

MML Series Investment Fund II – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MML Short-Duration Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities. Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade fixed income securities (rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

MML Short-Duration Bond Fund Portfolio Characteristics (% of Net Assets) on 6/30/15

Corporate Debt	37.5%
Non-U.S. Government Agency Obligations	27.8%
U.S. Treasury Obligations	23.7%
U.S. Government Agency Obligations and Instrumentalities	6.7%
Preferred Stock	0.5%
Municipal Obligations	0.5%

Total Long-Term Investments	96.7%
Short-Term Investments and Other Assets and Liabilities	3.3%

Net Assets	100.0%

MML Series Investment Fund II – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MML Small Cap Equity Fund, and who is the Fund’s subadviser?

The Fund seeks capital appreciation by investing primarily in common stocks of small-capitalization U.S. companies that the Fund’s subadviser believes have favorable business trends or prospects based on fundamental analysis. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index. The Fund’s subadviser is OppenheimerFunds, Inc. (OFI).

MML Small Cap Equity Fund Largest Holdings (% of Net Assets) on 6/30/15

Pinnacle Foods, Inc.	2.2%
STAG Industrial, Inc.	2.0%
Korn/Ferry International	2.0%
WellCare Health Plans, Inc.	1.9%
KAR Auction Services, Inc.	1.8%
Dana Holding Corp.	1.8%
Mattress Firm Holding Corp.	1.8%
HealthSouth Corp.	1.7%
BankUnited, Inc.	1.7%
BancorpSouth, Inc.	1.7%

18.6%

MML Small Cap Equity Fund Sector Table (% of Net Assets) on 6/30/15

Consumer, Non-cyclical	28.7%
Financial	22.2%
Technology	13.7%
Consumer, Cyclical	12.2%
Mutual Fund	10.4%
Industrial	9.0%
Basic Materials	6.5%
Energy	3.3%
Utilities	2.2%
Communications	1.2%

Total Long-Term Investments	109.4%
Short-Term Investments and Other Assets and Liabilities	(9.4)%

Net Assets	100.0%

MML Series Investment Fund II – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MML Special Situations Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing primarily in common stocks of U.S. companies that are involved in “special situations.” A special situation might include, for example, a recently announced spin-off or divestiture, a change in dividend policy, involvement in a merger or acquisition transaction, a change in management, a significant change in ownership, or changes due to bankruptcy or insolvency process. The Fund’s subadviser expects that the Fund’s portfolio will initially emphasize “large capitalization” issuers, although the Fund’s holdings of securities of different market capitalizations will vary over time, depending on market conditions generally and on the companies involved at the time (or that the subadviser expects to be involved) in special situations. The Fund will typically invest primarily in common stocks, however, when the subadviser determines that there are an insufficient number of companies involved (or likely to be involved) in special situations, it may invest in any equity securities it considers to be consistent with the Fund’s objective of growth of capital over the long term or exchange-traded funds providing broad equity exposures or in derivatives, including swaps, futures contracts, and options, to gain broad exposures to equity markets. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

MML Special Situations Fund Largest Holdings (% of Net Assets) on 6/30/15

Zoetis, Inc.	8.8%
Starz Class A	8.1%
WhiteWave Foods Co.	8.0%
CDK Global, Inc.	7.0%
Allegion PLC	4.9%
Mallinckrodt PLC	4.8%
Phillips 66	4.8%
Valeant Pharmaceuticals International, Inc.	4.3%
Knowles Corp.	4.3%
Murphy USA, Inc.	4.1%

59.1%

MML Special Situations Fund Sector Table (% of Net Assets) on 6/30/15

Consumer, Non-cyclical	39.5%
Industrial	19.7%
Energy	11.2%
Communications	9.8%
Technology	8.0%
Consumer, Cyclical	7.3%
Financial	3.6%

Total Long-Term Investments	99.1%
Short-Term Investments and Other Assets and Liabilities	0.9%

Net Assets	100.0%

MML Series Investment Fund II – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MML Strategic Emerging Markets Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth by investing mainly in common stocks of issuers in developing and emerging markets throughout the world and at times, up to 100% of its total assets in foreign securities. Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities of issuers whose principal activities are in a developing (or emerging) market, i.e., are in a developing market or are economically tied to a developing market country. The Fund will invest in at least three developing markets. In general, countries may be considered developing or emerging markets if they are included in any one of the MSCI emerging markets indexes, classified as a developing or emerging market, or classified under a similar or corresponding classification, by organizations such as the World Bank and the International Monetary Fund, or have economies, industries, and stock markets with similar characteristics. The Fund’s subadviser is OppenheimerFunds, Inc. (OFI).

MML Strategic Emerging Markets Fund Largest Holdings (% of Net Assets) on 6/30/15

Housing Development Finance Corp.	3.5%
Tencent Holdings Ltd.	3.3%
Magnit OJSC	3.1%
Infosys Technologies Ltd.	2.7%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.7%
NovaTek OAO	2.4%
Baidu, Inc. Sponsored ADR (Cayman Islands)	2.4%
Alibaba Group Holding Ltd. Sponsored ADR (Cayman Islands)	2.0%
JD.com, Inc.	2.0%
MediaTek, Inc.	1.9%

26.0%

MML Strategic Emerging Markets Fund Sector Table (% of Net Assets) on 6/30/15

Financial	21.8%
Consumer, Non-cyclical	20.1%
Communications	18.9%
Consumer, Cyclical	14.5%
Technology	8.5%
Mutual Funds	6.9%
Industrial	4.5%
Diversified	3.2%
Energy	3.0%
Basic Materials	2.2%

Total Long-Term Investments	103.6%
Short-Term Investments and Other Assets and Liabilities	(3.6)%

Net Assets	100.0%

MML Asset Momentum Fund – Portfolio of Investments

June 30, 2015 (Unaudited)

	Number of Shares	Value
EQUITIES — 66.1%

COMMON STOCK — 66.1%
Communications — 6.3%
Media — 4.8%
DIRECTV (a)	1,400	$129,906
The Walt Disney Co.	7,100	810,394

		940,300

Telecommunications — 1.5%
Drillisch AG	2,100	93,579
NTT DOCOMO, Inc.	5,600	107,151
Telstra Corp. Ltd.	20,400	96,130

		296,860

		1,237,160

Consumer, Cyclical — 16.9%
Auto Manufacturers — 0.5%
Toyota Motor Corp.	1,400	93,634

Automotive & Parts — 0.5%
Denso Corp.	2,000	99,536

Distribution & Wholesale — 1.3%
Watsco, Inc.	2,100	259,854

Entertainment — 0.4%
Heiwa Corp.	4,600	91,856

Food Services — 0.5%
Compass Group PLC	5,600	92,763

Home Builders — 0.7%
NVR, Inc. (a)	100	134,000

Retail — 12.3%
Cafe de Coral Holdings Ltd.	26,000	93,560
CVS Health Corp.	5,100	534,888
Dollar General Corp.	1,300	101,062
Dollarama, Inc.	1,700	103,034
Fast Retailing Co., Ltd.	200	90,721
The Home Depot, Inc.	900	100,017
O’Reilly Automotive, Inc. (a)	2,200	497,156
Ross Stores, Inc.	2,000	97,220
Texas Roadhouse, Inc.	12,700	475,361
Tractor Supply Co.	3,600	323,784

		2,416,803

Textiles — 0.7%
Mohawk Industries, Inc. (a)	700	133,630

		3,322,076

Consumer, Non-cyclical — 25.1%
Agriculture — 0.5%
Japan Tobacco, Inc.	2,800	99,647

Biotechnology — 5.9%
Amgen, Inc.	1,200	184,224
Biogen, Inc. (a)	700	282,758

	Number of Shares	Value
Celgene Corp. (a)	1,800	$208,323
CSL Ltd.	1,400	92,930
Gilead Sciences, Inc.	3,300	386,364

		1,154,599

Commercial Services — 4.8%
Equifax, Inc.	3,400	330,106
InvoCare Ltd.	9,600	89,105
MasterCard, Inc. Class A	1,100	102,828
Moody’s Corp.	2,100	226,716
SEI Investments Co.	2,000	98,060
Total System Services, Inc.	2,400	100,248

		947,063

Foods — 1.5%
The Kroger Co.	1,400	101,514
Nestle SA	1,300	93,971
Unilever PLC	2,230	95,858

		291,343

Health Care – Services — 10.9%
Aetna, Inc.	2,800	356,888
Amsurg Corp. (a)	1,400	97,930
Anthem, Inc.	2,000	328,280
Centene Corp. (a)	1,300	104,520
Cigna Corp.	2,400	388,800
Fresenius SE & Co. KGaA	1,600	103,004
Humana, Inc.	1,100	210,408
MEDNAX, Inc. (a)	1,400	103,754
UnitedHealth Group, Inc.	2,000	244,000
Universal Health Services, Inc. Class B	1,500	213,150

		2,150,734

Pharmaceuticals — 1.5%
Bayer AG	700	97,949
Mylan NV (a)	1,400	95,004
Novartis AG	1,000	98,773

		291,726

		4,935,112

Energy — 0.5%
Pipelines — 0.5%
Enbridge, Inc.	1,900	88,854

Financial — 3.1%
Banks — 0.5%
Signature Bank (a)	700	102,473

Diversified Financial Services — 0.9%
Affiliated Managers Group, Inc. (a)	400	87,440
Onex Corp.	1,700	94,065

		181,505

The accompanying notes are an integral part of the financial statements.

MML Asset Momentum Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Insurance — 1.2%
AIA Group Ltd.	15,100	$98,304
Aon PLC	1,300	129,584

		227,888

Real Estate — 0.5%
CBRE Group, Inc. (a)	2,700	99,900

		611,766

Industrial — 9.9%
Aerospace & Defense — 0.5%
The Boeing Co.	700	97,104

Building Materials — 1.3%
Drew Industries, Inc.	4,500	261,090

Electrical Components & Equipment — 0.5%
Acuity Brands, Inc.	500	89,990

Electronics — 0.5%
Amphenol Corp. Class A	1,800	104,346

Environmental Controls — 0.5%
Stericycle, Inc. (a)	700	93,737

Hand & Machine Tools — 1.1%
Snap-on, Inc.	1,400	222,950

Machinery – Diversified — 3.4%
The Middleby Corp. (a)	900	101,007
Wabtec Corp.	6,100	574,864

		675,871

Miscellaneous – Manufacturing — 2.1%
AO Smith Corp.	5,600	403,088

		1,948,176

Technology — 4.3%
Computers — 3.2%
Amdocs Ltd.	1,900	103,721
Apple, Inc.	800	100,340
Cognizant Technology Solutions Corp. Class A (a)	1,600	97,744
MAXIMUS, Inc.	3,100	203,763
Virtusa Corp. (a)	2,500	128,500

		634,068

Software — 1.1%
Cerner Corp. (a)	1,500	103,590
SS&C Technologies Holdings, Inc	1,700	106,250

		209,840

		843,908

TOTAL COMMON STOCK (Cost $12,948,066)		12,987,052

TOTAL EQUITIES (Cost $12,948,066)		12,987,052

	Principal Amount	Value
BONDS & NOTES — 25.5%

CORPORATE DEBT — 15.3%
Diversified Financial — 15.3%
Federal Home Loan Mortgage Corp. 0.500% 5/13/16	$3,000,000	$3,003,181

TOTAL CORPORATE DEBT (Cost $3,005,549)		3,003,181

U.S. TREASURY OBLIGATIONS — 10.2%
U.S. Treasury Bonds & Notes — 10.2%
U.S. Treasury Note (b) 0.250% 5/15/16	2,000,000	1,999,268

TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,999,610)		1,999,268

TOTAL BONDS & NOTES (Cost $5,005,159)		5,002,449

	Number of Shares
MUTUAL FUNDS — 2.5%
Diversified Financial — 2.5%
iShares MSCI India ETF	6,600	200,046
Vanguard Total Stock Market ETF	2,800	299,656

		499,702

TOTAL MUTUAL FUNDS (Cost $508,343)		499,702

	Units
PURCHASED OPTIONS — 0.1%
Financial — 0.1%
Diversified Financial — 0.1%
iShares MSCI Taiwan ETF, Call, Expires 9/18/15, Strike 16.00	300	12,300
Wisdomtree Japan Hedged Equity, Call, Expires 8/21/15, Strike 60.00	100	6,600
Zoetis, Inc. Call, Expires 7/17/15, Strike 48.00	50	8,500

		27,400

TOTAL PURCHASED OPTIONS (Cost $41,748)		27,400

TOTAL LONG-TERM INVESTMENTS (Cost $18,503,316)		18,516,603

The accompanying notes are an integral part of the financial statements.

MML Asset Momentum Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 5.7%
Repurchase Agreement — 5.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/15, 0.010%, due 7/01/15 (c)	$1,096,364	$1,096,364

Time Deposits — 0.1%
Euro Time Deposit 0.010% 7/01/15	10,148	10,148

TOTAL SHORT-TERM INVESTMENTS (Cost $1,106,512)		1,106,512

TOTAL INVESTMENTS — 99.9% (Cost $19,609,828) (d)		19,623,115

Other Assets/(Liabilities) — 0.1%		10,719

NET ASSETS — 100.0%		$19,633,834

Notes to Portfolio of Investments

Percentages	are stated as a percent of net assets.
ETF	Exchange-Traded Fund
(a)	Non-income producing security.
(b)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(c)	Maturity value of $1,096,365. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 7/25/37, and an aggregate market value, including accrued interest, of $1,119,966.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments

June 30, 2015 (Unaudited)

	Principal Amount	Value
BONDS & NOTES — 95.0%

CORPORATE DEBT — 29.0%
Aerospace & Defense — 0.3%
The Boeing Co. 6.875% 3/15/39	$425,000	$587,893
TransDigm, Inc. 6.000% 7/15/22	510,000	503,625

		1,091,518

Agriculture — 0.1%
Reynolds American, Inc. 4.000% 6/12/22	545,000	556,699

Airlines — 0.3%
Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings Ltd. (a) 8.375% 5/10/20	750,000	755,625
Latam Airlines Group SA (b) 7.250% 6/09/20	600,000	618,124

		1,373,749

Apparel — 0.0%
Levi Strauss & Co. (b) 5.000% 5/01/25	190,000	183,825

Auto Manufacturers — 0.3%
Ford Motor Co. 7.450% 7/16/31	430,000	549,457
General Motors Financial Co., Inc. 2.400% 4/10/18	550,000	551,367

		1,100,824

Automotive & Parts — 0.3%
American Axle & Manufacturing Inc, Series A 6.625% 10/15/22	315,000	330,750
Dana Holding Corp. 5.500% 12/15/24	240,000	235,800
Delphi Corp. 4.150% 3/15/24	425,000	439,333
The Goodyear Tire & Rubber Co. 7.000% 5/15/22	345,000	375,101

		1,380,984

Banks — 4.6%
Australia & New Zealand Banking Group Ltd. (b) 4.875% 1/12/21	990,000	1,111,454
Banco de Costa Rica (a) 5.250% 8/12/18	750,000	769,125
Banco do Brasil SA VRN (a) 9.000% 6/29/49	500,000	451,100
Banco GNB Sudameris SA (a) 7.500% 7/30/22	750,000	788,625
Banco Inbursa SA Institucion de Banca Multiple (a) 4.125% 6/06/24	750,000	720,375

	Principal Amount	Value
Banco Nacional de Costa Rica (a) 4.875% 11/01/18	$1,000,000	$1,007,500
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand VRN (a) 5.950% 1/30/24	1,000,000	1,047,500
Bank of America Corp. 2.000% 1/11/18	820,000	822,687
Bank of Montreal 2.375% 1/25/19	1,105,000	1,119,135
BB&T Corp. 2.450% 1/15/20	550,000	551,232
BBVA Bancomer SA (a) 6.008% 5/17/22	500,000	514,250
Citigroup, Inc. 1.750% 5/01/18	850,000	846,139
CorpGroup Banking SA (a) 6.750% 3/15/23	750,000	745,789
Global Bank Corp. (a) 5.125% 10/30/19	1,000,000	1,015,500
The Goldman Sachs Group, Inc. 2.600% 4/23/20	555,000	552,219
Industrial Senior Trust (a) 5.500% 11/01/22	500,000	483,750
JPMorgan Chase & Co. 1.700% 3/01/18	1,120,000	1,116,067
Morgan Stanley 2.650% 1/27/20	550,000	549,019
Morgan Stanley 3.750% 2/25/23	540,000	546,016
Oversea-Chinese Banking Corp. Ltd. VRN (a) 4.000% 10/15/24	1,100,000	1,126,383
PNC Funding Corp. 3.300% 3/08/22	560,000	569,542
United Overseas Bank Ltd. VRN (a) 3.750% 9/19/24	900,000	917,559
Wells Fargo & Co. 3.500% 3/08/22	1,070,000	1,099,113

		18,470,079

Beverages — 0.2%
The Coca-Cola Co. 1.650% 11/01/18	560,000	562,961
PepsiCo, Inc. 1.850% 4/30/20	450,000	445,034

		1,007,995

Biotechnology — 0.1%
Amgen, Inc. 2.700% 5/01/22	450,000	435,043

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Building Materials — 0.2%
Union Andina de Cementos SAA (a) 5.875% 10/30/21	$750,000	$758,437

Chemicals — 0.6%
Ashland, Inc. STEP 4.750% 8/15/22	460,000	451,375
The Dow Chemical Co. 3.000% 11/15/22	580,000	557,974
Grupo Idesa SA de CV (a) 7.875% 12/18/20	850,000	898,875
Hexion, Inc. 6.625% 4/15/20	390,000	357,825
Platform Specialty Products Corp. (b) 6.500% 2/01/22	150,000	154,875

		2,420,924

Commercial Services — 0.6%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.500% 4/01/23	470,000	464,125
ENA Norte Trust (a) 4.950% 4/25/28	888,840	921,061
Service Corp. International 5.375% 1/15/22	240,000	252,000
United Rentals North America, Inc. 7.625% 4/15/22	575,000	622,437

		2,259,623

Computers — 0.3%
Apple, Inc. 0.900% 5/12/17	415,000	415,115
International Business Machines Corp. 1.125% 2/06/18	875,000	869,444

		1,284,559

Cosmetics & Personal Care — 0.1%
Revlon Consumer Products Corp. STEP 5.750% 2/15/21	551,000	539,980

Distribution & Wholesale — 0.1%
HD Supply, Inc. 7.500% 7/15/20	335,000	354,263

Diversified Financial — 2.4%
Air Lease Corp. 3.750% 2/01/22	545,000	544,673
Ally Financial, Inc. 4.125% 3/30/20	555,000	553,957
American Express Credit Corp. 2.250% 8/15/19	1,115,000	1,116,878
Bantrab Senior Trust (a) 9.000% 11/14/20	300,000	314,709
CIMPOR Financial Operations BV (a) 5.750% 7/17/24	750,000	607,500
Financiera Independencia SAB de CV (a) 7.500% 6/03/19	500,000	509,500

	Principal Amount	Value
Fondo MIVIVIENDA SA (a) 3.375% 4/02/19	$750,000	$755,625
General Electric Capital Corp. 2.900% 1/09/17	1,060,000	1,091,290
Guanay Finance Ltd. (a) 6.000% 12/15/20	1,000,000	1,032,200
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 4.875% 3/15/19	375,000	377,812
National Rural Utilities Cooperative Finance Corp. 2.000% 1/27/20	775,000	763,776
Synchrony Financial 3.000% 8/15/19	425,000	428,025
Tanner Servicios Financieros SA (a) 4.375% 3/13/18	1,000,000	1,018,424
Unifin Financiera S.A.P.I. de CV (a) 6.250% 7/22/19	500,000	494,375

		9,608,744

Electric — 1.8%
Abengoa Transmision Sur SA (a) 6.875% 4/30/43	1,000,000	1,108,750
AES Andres Dominicana Ltd./Itabo Dominicana Ltd. (a) 9.500% 11/12/20	590,000	619,500
AES Gener SA (a) 5.250% 8/15/21	1,000,000	1,057,139
Colbun SA (a) 6.000% 1/21/20	500,000	551,803
Comision Federal de Electricidad (a) 4.875% 5/26/21	1,000,000	1,045,000
Duke Energy Progress, Inc. 4.150% 12/01/44	425,000	410,725
Empresa Electrica Guacolda SA (b) 4.560% 4/30/25	500,000	483,009
Israel Electric Corp. Ltd. (a) 5.000% 11/12/24	500,000	506,500
Midamerican Energy Holdings Co., Series A 6.500% 9/15/37	525,000	644,069
The Southern Co. 2.450% 9/01/18	625,000	638,048

		7,064,543

Electronics — 0.2%
Thermo Fisher Scientific, Inc. 3.300% 2/15/22	835,000	825,132

Engineering & Construction — 0.3%
Aeropuerto Internacional de Tocumen SA 5.750% 10/09/23	750,000	780,000
SBA Communications Corp. 5.625% 10/01/19	605,000	629,200

		1,409,200

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Entertainment — 0.1%
Regal Entertainment Group 5.750% 3/15/22	$235,000	$237,632
Scientific Games International, Inc. (b) 7.000% 1/01/22	260,000	268,450

		506,082

Environmental Controls — 0.1%
Waste Management, Inc. 4.100% 3/01/45	350,000	319,260

Foods — 2.1%
Cencosud SA (a) 4.875% 1/20/23	800,000	804,170
Corp. Azucarera del Peru SA (a) 6.375% 8/02/22	500,000	447,557
Cosan Overseas Ltd. (a) 8.250% 11/29/49	600,000	597,000
Grupo Bimbo SAB de CV (a) 4.500% 1/25/22	500,000	524,000
HJ Heinz Co. (b) (c) 1.600% 6/30/17	565,000	565,058
JBS Investments GmbH (a) 7.250% 4/03/24	500,000	517,500
JBS USA LLC/JBS USA Finance, Inc. (b) 5.750% 6/15/25	320,000	316,304
Kellogg Co. 7.450% 4/01/31	335,000	421,815
The Kroger Co. 3.400% 4/15/22	650,000	654,761
Marfrig Holding Europe BV (a) 6.875% 6/24/19	1,000,000	952,500
Minerva Luxembourg SA VRN (a) 8.750% 12/29/49	1,000,000	1,000,000
Pilgrim’s Pride Corp. (b) 5.750% 3/15/25	155,000	156,550
Post Holdings, Inc. 7.375% 2/15/22	440,000	447,700
Tyson Foods, Inc. 3.950% 8/15/24	1,100,000	1,108,072

		8,512,987

Forest Products & Paper — 0.2%
Georgia-Pacific LLC (b) 3.600% 3/01/25	875,000	866,416

Hand & Machine Tools — 0.1%
Milacron LLC/Mcron Finance Corp. (b) 7.750% 2/15/21	465,000	478,950

Health Care – Products — 0.4%
Alere, Inc. (b) 6.375% 7/01/23	80,000	81,400
Alere, Inc. 6.500% 6/15/20	525,000	540,750

	Principal Amount	Value
Covidien International Finance SA 2.950% 6/15/23	$715,000	$699,030
Zimmer Biomet Holdings, Inc. 1.450% 4/01/17	425,000	425,144

		1,746,324

Health Care – Services — 0.8%
Anthem, Inc. 2.300% 7/15/18	425,000	427,528
HCA, Inc. 5.375% 2/01/25	610,000	619,943
Kindred Healthcare, Inc. (b) 8.000% 1/15/20	125,000	133,750
Laboratory Corp. of America Holdings 2.500% 11/01/18	425,000	428,565
Laboratory Corp. of America Holdings 4.700% 2/01/45	450,000	412,180
LifePoint Health, Inc. 5.500% 12/01/21	325,000	335,563
Select Medical Corp. 6.375% 6/01/21	480,000	484,800
Tenet Healthcare Corp. (b) 6.750% 6/15/23	185,000	188,700

		3,031,029

Holding Company – Diversified — 0.4%
Argos Merger Sub, Inc. (b) 7.125% 3/15/23	85,000	89,037
Hutchison Whampoa International 12 Ltd. VRN (a) 6.000% 5/29/49	1,000,000	1,061,540
MUFG Americas Holdings Corp. 1.625% 2/09/18	360,000	358,628

		1,509,205

Home Builders — 0.1%
WCI Communities, Inc. 6.875% 8/15/21	400,000	413,000

Household Products — 0.1%
Spectrum Brands, Inc. (b) 5.750% 7/15/25	475,000	482,125

Insurance — 0.5%
Liberty Mutual Group, Inc. (b) 6.500% 5/01/42	575,000	670,975
MetLife, Inc. 4.125% 8/13/42	1,000,000	930,702
TIAA Asset Management Finance Co. LLC (b) 2.950% 11/01/19	550,000	553,843

		2,155,520

Internet — 0.5%
Alibaba Group Holding Ltd. (b) 3.600% 11/28/24	875,000	843,699

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Amazon.com, Inc. 3.800% 12/05/24	$560,000	$562,095
Tencent Holdings Ltd. (a) 3.800% 2/11/25	500,000	485,033

		1,890,827

Iron & Steel — 0.3%
ArcelorMittal 6.125% 6/01/25	330,000	328,969
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc. (b) 6.375% 5/01/22	640,000	620,800
Steel Dynamics, Inc. 5.125% 10/01/21	255,000	255,510

		1,205,279

Leisure Time — 0.2%
NCL Corp. Ltd. (b) 5.250% 11/15/19	350,000	358,312
Viking Cruises Ltd. (b) 8.500% 10/15/22	325,000	360,750

		719,062

Lodging — 0.1%
MGM Resorts International 6.625% 12/15/21	185,000	193,325
Station Casinos LLC 7.500% 3/01/21	170,000	181,900

		375,225

Machinery – Construction & Mining — 0.1%
Terex Corp. 6.000% 5/15/21	255,000	256,275

Machinery – Diversified — 0.0%
The Manitowoc Co., Inc. 8.500% 11/01/20	140,000	147,875

Manufacturing — 0.1%
Gates Global LLC/Gates Global Co. (b) 6.000% 7/15/22	470,000	425,350

Media — 1.2%
21st Century Fox America, Inc. 4.750% 9/15/44	225,000	219,999
CCO Holdings LLC/CCO Holdings Capital Corp. (b) 5.125% 5/01/23	115,000	111,838
CCO Holdings LLC/CCO Holdings Capital Corp. 5.250% 9/30/22	630,000	620,550
Cequel Communications Holdings I LLC/Cequel Capital Corp. (b) 6.375% 9/15/20	225,000	223,481
Comcast Corp. 4.400% 8/15/35	560,000	556,064

	Principal Amount	Value
Gray Television, Inc. 7.500% 10/01/20	$252,000	$267,120
TEGNA, Inc. (b) 4.875% 9/15/21	635,000	630,237
Time Warner, Inc. 3.600% 7/15/25	570,000	554,428
Tribune Media Co. (b) 5.875% 7/15/22	45,000	45,338
TV Azteca SAB de CV (a) 7.500% 5/25/18	550,000	567,820
VTR Finance BV (a) 6.875% 1/15/24	1,000,000	1,021,850

		4,818,725

Mining — 0.7%
Cia Minera Ares SAC (a) 7.750% 1/23/21	750,000	769,687
Freeport-McMoRan, Inc. 3.875% 3/15/23	1,000,000	908,427
Vedanta Resources PLC (a) 7.125% 5/31/23	500,000	475,000
Volcan Cia Minera SAA (a) 5.375% 2/02/22	500,000	486,875

		2,639,989

Multi-National — 0.3%
Banco Latinoamericano de Comercio Exterior SA (b) 3.250% 5/07/20	1,150,000	1,144,250

Office Equipment/Supplies — 0.2%
CDW LLC/CDW Finance Corp. 6.000% 8/15/22	345,000	356,212
Xerox Corp. 2.950% 3/15/17	425,000	435,305

		791,517

Oil & Gas — 2.2%
BP Capital Markets PLC 3.062% 3/17/22	425,000	423,892
Chevron Corp. 1.365% 3/02/18	450,000	449,811
CNOOC Finance 2015 Australia Pty Ltd. 2.625% 5/05/20	1,000,000	986,927
ConocoPhillips 6.500% 2/01/39	450,000	558,469
Delek & Avner Tamar Bond Ltd. (b) 4.435% 12/30/20	1,000,000	1,018,750
Ecopetrol SA 5.875% 5/28/45	1,000,000	882,500
Memorial Production Partners LP/Memorial Production Finance Corp. 6.875% 8/01/22	500,000	452,250
ONGC Videsh Ltd. (a) 3.250% 7/15/19	750,000	752,797

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pacific Rubiales Energy Corp. (a) 5.625% 1/19/25	$500,000	$362,500
Petroleos Mexicanos (b) 5.625% 1/23/46	875,000	816,988
Phillips 66 5.875% 5/01/42	200,000	217,909
Sanchez Energy Corp. 6.125% 1/15/23	170,000	152,150
Seven Generations Energy Ltd. (b) 8.250% 5/15/20	170,000	180,370
Sinopec Group Overseas Development 2015 Ltd. (b) 2.500% 4/28/20	1,000,000	984,940
Triangle USA Petroleum Corp. (b) 6.750% 7/15/22	375,000	290,625
Ultra Petroleum Corp. (b) 5.750% 12/15/18	285,000	273,600

		8,804,478

Packaging & Containers — 0.4%
Berry Plastics Corp. 5.500% 5/15/22	605,000	607,269
Plastipak Holdings, Inc. (b) 6.500% 10/01/21	625,000	635,937
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC STEP 8.250% 2/15/21	340,000	352,750

		1,595,956

Pharmaceuticals — 0.7%
AbbVie, Inc. 4.700% 5/14/45	450,000	442,635
Actavis Funding SCS 2.350% 3/12/18	1,090,000	1,095,754
Baxalta, Inc. (b) 5.250% 6/23/45	415,000	417,264
Cardinal Health, Inc. 1.950% 6/15/18	580,000	580,976
Quintiles Transnational Corp. (b) 4.875% 5/15/23	315,000	316,575

		2,853,204

Pipelines — 0.8%
Energy Transfer Partners LP 4.750% 1/15/26	565,000	559,139
Enterprise Products Operating Co. 3.700% 2/15/26	325,000	314,685
Gibson Energy, Inc. (b) 6.750% 7/15/21	215,000	221,988
Kinder Morgan Energy Partners LP 6.950% 1/15/38	390,000	419,128
Tesoro Logistics LP/Tesoro Logistics Finance Corp. (b) 6.250% 10/15/22	600,000	621,000

	Principal Amount	Value
Transportadora de Gas Internacional SA ESP (a) 5.700% 3/20/22	$1,000,000	$1,048,750

		3,184,690

Real Estate Investment Trusts (REITS) — 0.3%
Boston Properties LP 4.125% 5/15/21	530,000	563,070
ERP Operating LP 4.500% 7/01/44	130,000	126,641
Simon Property Group LP 4.125% 12/01/21	375,000	402,778

		1,092,489

Retail — 0.6%
Asbury Automotive Group, Inc. 6.000% 12/15/24	225,000	234,000
Family Tree Escrow LLC (b) 5.750% 3/01/23	126,000	131,670
Grupo Elektra SAB DE CV (a) 7.250% 8/06/18	400,000	412,000
Rite Aid Corp. (b) 6.125% 4/01/23	90,000	92,700
Sally Holdings LLC/Sally Capital, Inc. 5.750% 6/01/22	245,000	255,413
Walgreens Boots Alliance, Inc. 4.800% 11/18/44	1,195,000	1,124,490

		2,250,273

Savings & Loans — 0.1%
Glencore Funding LLC (b) 3.125% 4/29/19	325,000	327,763

Software — 0.6%
Activision Blizzard, Inc. (b) 5.625% 9/15/21	252,000	263,970
Audatex North America, Inc. (b) 6.000% 6/15/21	455,000	467,513
Infor US, Inc. (b) 6.500% 5/15/22	400,000	407,000
Oracle Corp. 2.250% 10/08/19	1,190,000	1,196,892

		2,335,375

Telecommunications — 1.7%
AT&T, Inc. 3.400% 5/15/25	580,000	553,151
B Communications Ltd. (b) 7.375% 2/15/21	500,000	536,250
British Telecommunications PLC 5.950% 1/15/18	775,000	855,743
Cisco Systems, Inc. 1.650% 6/15/18	430,000	431,528
CommScope, Inc. (b) 5.000% 6/15/21	500,000	487,500

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Digicel Group Ltd. (a) 7.125% 4/01/22	$1,000,000	$949,700
Frontier Communications Corp. 8.500% 4/15/20	325,000	339,787
Intelsat Jackson Holdings SA 5.500% 8/01/23	400,000	354,200
Level 3 Communications, Inc. 5.750% 12/01/22	620,000	615,350
Orange SA 2.750% 9/14/16	425,000	432,692
Telefonica Celular del Paraguay SA (a) 6.750% 12/13/22	500,000	517,500
Verizon Communications, Inc. 4.400% 11/01/34	925,000	856,327

		6,929,728

Transportation — 0.2%
Air Medical Merger Sub Corp. (b) 6.375% 5/15/23	100,000	94,000
Burlington Northern Santa Fe LLC 4.550% 9/01/44	425,000	418,336
FedEx Corp. 4.100% 2/01/45	475,000	426,661

		938,997

TOTAL CORPORATE DEBT (Cost $118,768,222)		116,874,346

MUNICIPAL OBLIGATIONS — 2.8%
East Bay Municipal Utility District Water System Revenue 5.000% 6/01/31	700,000	824,411
Gwinnett County School District 5.000% 2/01/31	1,330,000	1,586,464
New York State Dormitory Authority 5.000% 3/15/33	1,110,000	1,264,390
State of California 5.000% 8/01/33	1,290,000	1,476,637
State of Louisiana 5.000% 5/01/28	750,000	864,322
State of Nevada 5.000% 11/01/26	1,100,000	1,322,167
State of Oregon Department of Transportation 5.000% 11/15/29	1,100,000	1,296,988
State of Washington 5.000% 7/01/33	1,050,000	1,201,725
The University of Texas Revenue 5.000% 8/15/27	1,300,000	1,543,438

		11,380,542

TOTAL MUNICIPAL OBLIGATIONS (Cost $11,420,171)		11,380,542

	Principal Amount	Value
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 24.6%
Commercial MBS — 3.9%
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW15, Class AM 5.363% 2/11/44	$600,000	$619,415
BXHTL Mortgage Trust, Series 2015-JWRZ 1.430% 5/15/29	700,000	700,000
Citigroup Commercial Mortgage Trust, Series 2015-GC31, Class C (c) 4.200% 6/10/45	700,000	663,033
COMM Mortgage Trust, Series 2015-CR22, Class D VRN (b) 4.266% 3/10/48	650,000	557,502
Commercial Mortgage Trust, Series 2007-GG9, Class AMFX 5.475% 3/10/39	650,000	680,670
Commercial Mortgage Trust, Series 2007-GG11, Class AM VRN 5.867% 12/10/49	650,000	697,062
Credit Suisse Commercial Mortgage Trust, Series 2007-C4, Class A1AM VRN 6.146% 9/15/39	800,000	856,053
Credit Suisse Commercial Mortgage Trust, Series 2008-C1, Class AM VRN (b) 6.168% 2/15/41	700,000	764,726
GS Mortgage Securities Corp. II, Series 2013-GC10, Class XA VRN 1.861% 2/10/46	6,015,797	545,775
GS Mortgage Securities Trust, Series 2014-GC20, Class XA VRN 1.367% 4/10/47	7,897,374	566,444
GS Mortgage Securities Trust, Series 2006-GG6, Class AJ VRN 5.708% 4/10/38	650,000	658,367
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2015-CSMO, Class C FRN (b) 2.436% 1/15/32	700,000	699,442
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class AM 5.372% 5/15/47	600,000	618,785
JPMBB Commercial Mortgage Securities Trust, Series 2015-C29, Class XA VRN 0.966% 5/15/48	12,500,000	674,101
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class XA VRN 1.351% 10/15/48	8,992,218	681,022

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class AJ 5.484% 2/15/40	$650,000	$673,700
ML-CFC Commercial Mortgage Trust, Series 2006-2, Class AJ VRN 6.066% 6/12/46	600,000	605,187
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class C 4.000% 12/15/47	650,000	625,371
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23, Class C 4.137% 7/15/50	650,000	628,596
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20, Class C VRN 4.611% 2/15/48	650,000	634,494
Wachovia Bank Commercial Mortgage Trust Series, Series 2007-C30, Class AM 5.383% 12/15/43	650,000	683,015
Wachovia Bank Commercial Mortgage Trust Series, Series 2006-C28, Class AJ VRN 5.632% 10/15/48	650,000	663,877
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class XA (c) 0.955% 7/15/58	13,000,000	692,432
WFRBS Commercial Mortgage Trust, Series 2014-C21, Class XA VRN 1.193% 8/15/47	7,933,797	596,413

		15,785,482

Home Equity ABS — 1.3%
GSAA Home Equity Trust, Series 2007-10, Class A2A 6.500% 11/25/37	6,799,351	5,153,020

Other ABS — 3.5%
Adams Mill CLO Ltd., Series 2014-1A, Class A1 FRN (b) 1.755% 7/15/26	500,000	498,627
BlueMountain CLO II Ltd., Series 2006-2A, Class C FRN (b) 1.084% 7/15/18	1,025,000	987,133
BlueMountain CLO Ltd., Series 2012-2A, Class C FRN (b) 2.924% 11/20/24	1,000,000	981,210
BlueMountain CLO Ltd., Series 2015-2A, Class C FRN (b) (c) 2.976% 7/18/27	1,000,000	995,434

	Principal Amount	Value
BlueMountain CLO Ltd., Series 2015-2A, Class D FRN (b) (c) 3.826% 7/18/27	$1,000,000	$969,962
Dryden XXV Senior Loan Fund, Series 2012-25A, Class D FRN (b) 4.275% 1/15/25	833,000	832,918
Duane Street CLO III Ltd., Series 2006-3A, Class D FRN (b) 1.776% 1/11/21	1,000,000	987,741
Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class D 3.634% 7/20/27	1,000,000	971,000
LCM VI Ltd., Series 6A, Class D FRN (b) 2.536% 5/28/19	1,000,000	988,156
Madison Park Funding Ltd., Series 2007-6A, Class C FRN (b) 1.277% 7/26/21	1,000,000	959,408
Marea CLO Ltd., Series 2012-1A, Class DR FRN (b) (c) 4.036% 10/15/23	1,000,000	1,000,000
Merrill Lynch Mortgage Investors Trust Series, Series 2006-OPT1, Class A2C FRN 0.337% 8/25/37	3,570,327	2,867,981
Venture VI CDO Ltd., Series 2006-1A, Class B FRN (b) 0.919% 8/03/20	1,000,000	953,943

		13,993,513

WL Collateral CMO — 15.0%
Alternative Loan Trust, Series 2006-13T1, Class A11 6.000% 5/25/36	3,781,445	3,244,402
Alternative Loan Trust, Series 2006-36T2, Class 2A1 6.250% 12/25/36	6,378,086	5,040,548
CHL Mortgage Pass-Through Trust, Series 2007-HYB2, Class 3A1 FRN 2.585% 2/25/47	3,599,803	3,149,301
CHL Mortgage Pass-Through Trust, Series 2007-14, Class A6 6.000% 9/25/37	3,891,707	3,683,199
Citigroup Mortgage Loan Trust, Series 2007-AR5, Class 1A2A FRN 2.738% 4/25/37	5,493,724	5,029,997
CitiMortgage Alternative Loan Trust, Series 2006-A1, Class 1A5 5.500% 4/25/36	5,718,269	5,296,896
CSMC Trust, Series 2013-IVR4, Class A11 VRN (b) 3.500% 7/25/43	5,274,045	5,259,378
CSMC Trust, Series 2015-RPL3, Class A1 STEP (b) 3.750% 12/25/56	5,972,903	5,966,929

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
HarborView Mortgage Loan Trust, Series 2006-11, Class A1A FRN 0.358% 12/19/36	$2,805,594	$2,049,745
IndyMac INDX Mortgage Loan Trust, Series 2007-AR5, Class 2A1 FRN 2.751% 5/25/37	5,385,697	4,133,732
Nomura Asset Acceptance Corp. Alternative Loan Trust Series, Series 2006-AR1, Class 2A1 FRN 2.983% 2/25/36	5,312,942	4,238,736
RBSSP Resecuritization Trust, Series 2009-5, Class 2A3 VRN (b) 6.449% 10/26/37	2,265,381	2,066,835
RFMSI Series Trust, Series 2007-S4, Class A5 FRN 6.000% 4/25/37	1,113,158	1,039,847
Structured Adjustable Rate Mortgage Loan Trust, Series 2008-1, Class A2 FRN 2.554% 10/25/37	3,473,255	2,907,496
Towd Point Mortgage Trust, Series 2015-2, Class 1A13 VRN (b) 2.500% 11/25/60	5,952,087	5,842,932
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-4, Class 3A5 STEP 6.350% 5/25/36	2,265,942	1,583,290

		60,533,263

WL Collateral PAC — 0.9%
Alternative Loan Trust, Series 2006-19CB, Class A15 6.000% 8/25/36	4,311,282	3,772,358

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $100,392,136)		99,237,636

SOVEREIGN DEBT OBLIGATIONS — 1.2%
Colombia Government International Bond 4.375% 7/12/21	2,500,000	2,615,000
Panama Government International Bond 5.200% 1/30/20	500,000	551,000
United Mexican States 3.500% 1/21/21	1,000,000	1,020,000
United Mexican States 4.000% 10/02/23	620,000	637,050

		4,823,050

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $4,904,144)		4,823,050

	Principal Amount	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 13.9%
Collateralized Mortgage Obligations — 6.7%
Federal Home Loan Mortgage Corp.
Series 4481, Class B 3.000% 12/15/42	$10,000,000	$10,088,750
Series 4483, Class CA 3.000% 6/15/44	10,000,000	10,093,750
Government National Mortgage Association Series 2015-74, Class LZ 3.500% 5/20/45	2,872,596	2,598,612
Government National Mortgage Association Series 2015-92, Class CZ 3.500% 6/20/45	4,570,735	4,126,517

		26,907,629

Pass-Through Securities — 7.2%
Federal Home Loan Mortgage Corp.
Pool #G08635 3.000% 4/01/45	11,929,422	11,867,911
Pool #G08653 3.000% 7/01/45	3,000,000	2,984,531
Pool #G08632 3.500% 3/01/45	4,944,332	5,092,276
Federal National Mortgage Association
Pool #MA2248 3.000% 4/01/45	3,971,362	3,927,150
Pool #AX2501 4.000% 10/01/44	4,789,009	5,078,033

		28,949,901

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $55,980,266)		55,857,530

U.S. TREASURY OBLIGATIONS — 23.5%
U.S. Treasury Bonds & Notes — 23.5%
U.S. Treasury Bond 2.750% 11/15/42	2,890,000	2,686,741
U.S. Treasury Bond 3.625% 2/15/44	2,550,000	2,801,862
U.S. Treasury Bond 4.500% 2/15/36	1,170,000	1,470,932
U.S. Treasury Inflation Index 0.125% 4/15/19	6,502,661	6,586,994
U.S. Treasury Note 0.250% 9/30/15	5,760,000	5,762,672
U.S. Treasury Note 0.250% 10/31/15	690,000	690,431

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

U.S. Treasury Note 0.250% 11/30/15	$1,150,000	$1,150,843
U.S. Treasury Note 1.750% 2/28/22	8,480,000	8,332,429
U.S. Treasury Note 1.750% 3/31/22	4,880,000	4,790,454
U.S. Treasury Note 1.750% 5/15/23	3,800,000	3,675,201
U.S. Treasury Note 2.000% 8/31/21	8,620,000	8,646,938
U.S. Treasury Note 2.125% 5/15/25	25,000,000	24,542,480
U.S. Treasury Note 2.250% 3/31/21	8,070,000	8,243,930
U.S. Treasury Note 2.375% 12/31/20	6,210,000	6,401,697
U.S. Treasury Note 2.375% 8/15/24	3,140,000	3,156,681
U.S. Treasury Note 2.750% 11/15/23	5,530,000	5,747,636

		94,687,921

TOTAL U.S. TREASURY OBLIGATIONS (Cost $95,406,323)		94,687,921

TOTAL BONDS & NOTES (Cost $386,871,262)		382,861,025

MUTUAL FUNDS — 2.5%
Diversified Financial — 2.5%
DoubleLine Floating Rate Fund	984,986	9,958,212

TOTAL MUTUAL FUNDS (Cost $10,036,902)		9,958,212

TOTAL LONG-TERM INVESTMENTS (Cost $396,908,164)		392,819,237

SHORT-TERM INVESTMENTS — 7.4%
Repurchase Agreement — 7.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/15, 0.010%, due 7/01/15 (d)	29,911,125	29,911,125

TOTAL SHORT-TERM INVESTMENTS (Cost $29,911,125)		29,911,125

TOTAL INVESTMENTS — 104.9% (Cost $426,819,289) (e)		422,730,362

Other Assets/(Liabilities) — (4.9)%		(19,803,867)

NET ASSETS — 100.0%		$402,926,495

Notes to Portfolio of Investments

Percentages	are stated as a percent of net assets.
ABS	Asset-Backed Security
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
VRN	Variable Rate Note
WL	Whole Loan
(a)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At June 30, 2015, these securities amounted to a value of $36,296,258 or 9.01% of net assets.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2015, these securities amounted to a value of $52,065,579 or 12.92% of net assets.
(c)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(d)	Maturity value of $29,911,133. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 7/25/37, and an aggregate market value, including accrued interest, of $30,510,766.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Equity Rotation Fund – Portfolio of Investments

June 30, 2015 (Unaudited)

	Number of Shares	Value
EQUITIES — 98.5%

COMMON STOCK — 98.5%
Basic Materials — 4.0%
Chemicals — 2.9%
Eastman Chemical Co.	300	$24,546
LyondellBasell Industries NV Class A	1,660	171,843
Praxair, Inc.	200	23,910
Rayonier Advanced Materials, Inc.	2,000	32,520
The Sherwin-Williams Co.	1,170	321,774

		574,593

Forest Products & Paper — 1.1%
International Paper Co.	1,300	61,867
Rock-Tenn Co. Class A	2,700	162,540

		224,407

		799,000

Communications — 6.5%
Internet — 2.0%
CDW Corp.	7,600	260,528
Google, Inc. Class C (a)	50	26,026
VeriSign, Inc. (a)	1,900	117,268

		403,822

Media — 3.5%
Cablevision Systems Corp. Class A	10,100	241,794
DISH Network Corp. Class A (a)	800	54,168
FactSet Research Systems, Inc.	2,250	365,647
News Corp. Class A (a)	2,400	35,016

		696,625

Telecommunications — 1.0%
Palo Alto Networks, Inc. (a)	1,080	188,676

		1,289,123

Consumer, Cyclical — 16.1%
Apparel — 0.2%
Deckers Outdoor Corp. (a)	500	35,985

Automotive & Parts — 2.9%
The Goodyear Tire & Rubber Co.	13,300	400,995
Lear Corp.	1,490	167,267

		568,262

Entertainment — 1.3%
Cinemark Holdings, Inc.	6,500	261,105

Home Furnishing — 0.5%
Sony Corp. Sponsored ADR (Japan) (a)	3,600	102,204

Lodging — 1.9%
Choice Hotels International, Inc.	4,800	260,400
Wyndham Worldwide Corp.	1,300	106,483

		366,883

	Number of Shares	Value
Retail — 9.3%
Costco Wholesale Corp.	200	$27,012
CVS Health Corp.	4,000	419,520
Dillard’s, Inc. Class A	440	46,283
The Home Depot, Inc.	2,590	287,827
L Brands, Inc.	3,300	282,909
Lowe’s Cos., Inc.	4,000	267,880
Nordstrom, Inc.	1,700	126,650
O’Reilly Automotive, Inc. (a)	360	81,353
Staples, Inc.	7,000	107,170
Target Corp.	2,500	204,075

		1,850,679

		3,185,118

Consumer, Non-cyclical — 32.7%
Agriculture — 2.8%
Altria Group, Inc.	6,700	327,697
Archer-Daniels-Midland Co.	1,200	57,864
Bunge Ltd.	1,900	166,820

		552,381

Beverages — 0.1%
The Coca-Cola Co.	700	27,461

Biotechnology — 3.4%
Amgen, Inc.	1,400	214,928
Biogen, Inc. (a)	170	68,670
Gilead Sciences, Inc.	3,330	389,876

		673,474

Commercial Services — 6.1%
Alliance Data Systems Corp. (a)	350	102,179
Donnelley (R.R.) & Sons Co.	3,300	57,519
Equifax, Inc.	3,400	330,106
Moody’s Corp.	1,150	124,154
SEI Investments Co.	2,300	112,769
Vantiv, Inc. Class A (a)	2,100	80,199
Visa, Inc. Class A	2,600	174,590
Western Union Co.	11,500	233,795

		1,215,311

Cosmetics & Personal Care — 0.7%
Edgewell Personal Care Co.	1,070	140,759

Foods — 0.9%
Pilgrim’s Pride Corp.	4,300	98,771
Seaboard Corp. (a)	20	71,980

		170,751

Health Care – Products — 1.5%
Johnson & Johnson	300	29,238
Medtronic PLC	300	22,230
Varian Medical Systems, Inc. (a)	2,800	236,124

		287,592

The accompanying notes are an integral part of the financial statements.

MML Equity Rotation Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Health Care – Services — 9.4%
Aetna, Inc.	1,730	$220,506
Anthem, Inc.	1,140	187,119
Centene Corp. (a)	6,200	498,480
Cigna Corp.	2,170	351,540
Health Net, Inc. (a)	3,800	243,656
Humana, Inc.	1,310	250,577
UnitedHealth Group, Inc.	940	114,680

		1,866,558

Pharmaceuticals — 7.8%
Alnylam Pharmaceuticals, Inc. (a)	960	115,075
AmerisourceBergen Corp.	3,330	354,112
Bristol-Myers Squibb Co.	3,900	259,506
Cardinal Health, Inc.	3,700	309,505
Eli Lilly & Co.	300	25,047
Herbalife Ltd. (a)	400	22,036
Merck & Co., Inc.	300	17,079
Pfizer, Inc.	800	26,824
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	7,000	413,700

		1,542,884

		6,477,171

Energy — 3.1%
Oil & Gas — 2.9%
Apache Corp.	400	23,052
Chevron Corp.	200	19,294
Exxon Mobil Corp.	300	24,960
Marathon Petroleum Corp.	2,600	136,006
Murphy USA, Inc. (a)	1,000	55,820
Tesoro Corp.	1,400	118,174
Valero Energy Corp.	3,100	194,060

		571,366

Oil & Gas Services — 0.2%
Cameron International Corp. (a)	700	36,659

		608,025

Financial — 15.9%
Banks — 2.8%
Capital One Financial Corp.	1,800	158,346
KeyCorp	13,000	195,260
State Street Corp.	2,400	184,800
Wells Fargo & Co.	500	28,120

		566,526

Diversified Financial — 6.0%
Citigroup, Inc.	3,600	198,864
The Goldman Sachs Group, Inc.	1,830	382,086
JP Morgan Chase & Co.	3,500	237,160
Morgan Stanley	6,000	232,740
Santander Consumer USA Holdings, Inc.	5,400	138,078

		1,188,928

	Number of Shares	Value
Diversified Financial Services — 1.1%
Voya Financial, Inc.	4,700	$218,409

Insurance — 4.4%
Berkshire Hathaway, Inc. Class B (a)	300	40,833
The Hartford Financial Services Group, Inc.	6,500	270,205
Lincoln National Corp.	4,700	278,334
PartnerRe Ltd.	1,710	219,735
Torchmark Corp.	700	40,754
The Travelers Cos., Inc.	200	19,332

		869,193

Real Estate Investment Trusts (REITS) — 1.6%
Extra Space Storage, Inc.	4,600	300,012
Simon Property Group, Inc.	100	17,302

		317,314

		3,160,370

Industrial — 9.4%
Aerospace & Defense — 3.8%
The Boeing Co.	1,600	221,952
L-3 Communications Holdings, Inc.	1,630	184,810
Lockheed Martin Corp.	1,830	340,197
Northrop Grumman Corp.	100	15,863

		762,822

Electronics — 1.1%
Mettler-Toledo International, Inc. (a)	270	92,194
Waters Corp. (a)	950	121,961

		214,155

Manufacturing — 4.4%
3M Co.	1,900	293,170
Danaher Corp.	500	42,795
Illinois Tool Works, Inc.	2,500	229,475
Leggett & Platt, Inc.	6,400	311,552

		876,992

Transportation — 0.1%
Union Pacific Corp.	200	19,074

		1,873,043

Technology — 9.6%
Computers — 2.2%
Apple, Inc.	1,210	151,764
Computer Sciences Corp.	900	59,076
Fortinet, Inc. (a)	5,500	227,315

		438,155

Internet — 0.6%
Check Point Software Technologies Ltd. (a)	1,400	111,370

Semiconductors — 3.4%
ASML Holding NV	810	84,345
Avago Technologies Ltd.	500	66,465

The accompanying notes are an integral part of the financial statements.

MML Equity Rotation Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
NXP Semiconductor NV (a)	590	$57,938
Skyworks Solutions, Inc.	2,600	270,660
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	1,200	27,252
Teradyne, Inc.	2,300	44,367
Texas Instruments, Inc.	2,400	123,624

		674,651

Software — 3.4%
Adobe Systems, Inc. (a)	1,300	105,313
Broadridge Financial Solutions, Inc.	6,300	315,063
Electronic Arts, Inc. (a)	900	59,850
Microsoft Corp.	900	39,735
Servicenow, Inc. (a)	2,100	156,051

		676,012

		1,900,188

Utilities — 1.2%
Electric — 1.2%
Entergy Corp.	2,800	197,400
The Southern Co.	900	37,710

		235,110

TOTAL COMMON STOCK (Cost $19,680,405)		19,527,148

TOTAL EQUITIES (Cost $19,680,405)		19,527,148

TOTAL LONG-TERM INVESTMENTS (Cost $19,680,405)		19,527,148

	Principal Amount
SHORT-TERM INVESTMENTS — 1.5%
Repurchase Agreement — 1.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/15, 0.010%, due 7/01/15 (b)	$297,401	297,401

TOTAL SHORT-TERM INVESTMENTS (Cost $297,401)		297,401

TOTAL INVESTMENTS — 100.0% (Cost $19,977,806) (c)		19,824,549

Other Assets/(Liabilities) — 0.0%		1,363

NET ASSETS — 100.0%		$19,825,912

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $297,402. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 7/25/37, and an aggregate market value, including accrued interest, of $305,966.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments

June 30, 2015 (Unaudited)

	Principal Amount	Value
BONDS & NOTES — 96.4%

BANK LOANS — 3.7%
Oil & Gas — 2.8%
Caelus Energy Alaska O3 LLC, 2nd Lien Term Loan 8.750% 4/15/20	$3,139,220	$2,542,768
Fieldwood Energy LLC, 2nd Lien Term Loan 8.375% 9/30/20	2,063,886	1,576,293

		4,119,061

Pharmaceuticals — 0.9%
Synarc-Biocore Holdings LLC, 2nd Lien Term Loan 9.250% 3/10/22	1,468,985	1,336,776

TOTAL BANK LOANS (Cost $6,035,736)		5,455,837

CORPORATE DEBT — 92.7%
Aerospace & Defense — 1.4%
Moog, Inc. (a) 5.250% 12/01/22	556,000	565,730
TransDigm, Inc. 6.500% 7/15/24	1,210,000	1,194,876
TransDigm, Inc. (a) 6.500% 5/15/25	331,000	327,690

		2,088,296

Agriculture — 1.5%
Pinnacle Operating Corp. (a) 9.000% 11/15/20	2,204,000	2,187,470

Airlines — 0.8%
Allegiant Travel Co. 5.500% 7/15/19	1,130,000	1,138,475

Apparel — 0.5%
Perry Ellis International, Inc. 7.875% 4/01/19	730,000	757,375

Auto Manufacturers — 2.0%
Allied Specialty Vehicles, Inc. (a) 8.500% 11/01/19	2,808,000	2,920,320

Automotive & Parts — 3.1%
Accuride Corp. 9.500% 8/01/18	1,545,000	1,579,762
Cooper Tire & Rubber Co. 8.000% 12/15/19	285,000	319,200
Dana Holding Corp. 5.500% 12/15/24	574,000	563,955
International Automotive Components Group SA (a) 9.125% 6/01/18	2,100,000	2,142,000

		4,604,917

	Principal Amount	Value
Banks — 1.0%
Ally Financial, Inc. 8.000% 11/01/31	$1,230,000	$1,472,925

Building Materials — 1.7%
Headwaters, Inc. 7.250% 1/15/19	1,500,000	1,560,000
Roofing Supply Group LLC/Roofing Supply Finance, Inc. (a) 10.000% 6/01/20	974,000	995,915

		2,555,915

Chemicals — 2.1%
A Schulman, Inc. (a) 6.875% 6/01/23	616,000	628,320
The Chemours Co. (a) 7.000% 5/15/25	470,000	455,900
Omnova Solutions, Inc. 7.875% 11/01/18	972,000	972,000
TPC Group, Inc. (a) 8.750% 12/15/20	1,164,000	1,076,700

		3,132,920

Coal — 0.8%
Murray Energy Corp. (a) 11.250% 4/15/21	1,470,000	1,234,800

Commercial Services — 4.9%
CEB, Inc. (a) 5.625% 6/15/23	644,000	647,220
Multi-Color Corp. (a) 6.125% 12/01/22	696,000	711,660
Mustang Merger Corp. (a) 8.500% 8/15/21	4,355,000	4,420,325
StoneMor Partners LP/Cornerstone Family Services of WV 7.875% 6/01/21	1,385,000	1,440,400

		7,219,605

Diversified Financial — 3.5%
AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust 4.250% 7/01/20	513,000	513,321
AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust 4.625% 7/01/22	569,000	570,422
Aircastle Ltd. 5.500% 2/15/22	449,000	458,263
E*TRADE Financial Corp. 4.625% 9/15/23	1,500,000	1,473,750
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 5.875% 2/01/22	1,500,000	1,528,125
National Financial Partners Corp. (a) 9.000% 7/15/21	657,000	648,787

		5,192,668

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Electric — 0.5%
Dynegy, Inc. (a) 7.625% 11/01/24	$650,000	$687,375

Energy – Alternate Sources — 0.4%
TerraForm Power Operating LLC (a) 5.875% 2/01/23	630,000	639,450

Engineering & Construction — 0.3%
Zachry Holdings, Inc. (a) 7.500% 2/01/20	490,000	487,550

Foods — 1.3%
Dean Foods Co. (a) 6.500% 3/15/23	657,000	670,140
HJ Heinz Co. (a) 4.875% 2/15/25	1,139,000	1,240,086

		1,910,226

Forest Products & Paper — 2.6%
Appvion, Inc. (a) 9.000% 6/01/20	2,157,000	1,358,910
Xerium Technologies, Inc. 8.875% 6/15/18	2,308,000	2,388,780

		3,747,690

Gas — 0.5%
LBC Tank Terminals Holding Netherlands BV (a) 6.875% 5/15/23	646,000	666,995

Health Care – Products — 2.1%
Alere, Inc. (a) 6.375% 7/01/23	1,157,000	1,177,247
Alere, Inc. 6.500% 6/15/20	1,485,000	1,529,550
Mallinckrodt International Finance SA/Mallinckrodt CB LLC (a) 5.500% 4/15/25	389,000	377,330

		3,084,127

Health Care – Services — 4.7%
DaVita HealthCare Partners, Inc. 5.000% 5/01/25	1,527,000	1,469,737
Fresenius Medical Care US Finance II, Inc. (a) 4.750% 10/15/24	638,000	631,620
HCA, Inc. 5.250% 4/15/25	669,000	695,760
HCA, Inc. 5.375% 2/01/25	645,000	655,514
HealthSouth Corp. 5.750% 11/01/24	238,000	243,058
Kindred Healthcare, Inc. (a) 8.750% 1/15/23	1,197,000	1,300,241
Tenet Healthcare Corp. (a) 6.750% 6/15/23	695,000	708,900

	Principal Amount	Value
Tenet Healthcare Corp. 8.125% 4/01/22	$1,040,000	$1,137,240

		6,842,070

Holding Company – Diversified — 0.7%
Carlson Travel Holdings, Inc. (a) 7.500% 8/15/19	1,025,000	1,040,375

Home Builders — 3.4%
Brookfield Residential Properties, Inc. (a) 6.375% 5/15/25	491,000	481,180
Brookfield Residential Properties, Inc. (a) 6.500% 12/15/20	1,255,000	1,249,252
Lennar Corp. 4.500% 11/15/19	657,000	665,213
Lennar Corp. 4.750% 5/30/25	1,101,000	1,067,970
William Lyon Homes, Inc. 8.500% 11/15/20	1,351,000	1,459,080

		4,922,695

Insurance — 0.8%
CNO Financial Group, Inc. 4.500% 5/30/20	187,000	189,805
CNO Financial Group, Inc. 5.250% 5/30/25	199,000	202,224
Onex York Acquisition Corp. (a) 8.500% 10/01/22	922,000	812,512

		1,204,541

Internet — 0.6%
Netflix, Inc. (a) 5.875% 2/15/25	788,000	815,667

Leisure Time — 3.2%
Brunswick Corp. (a) 4.625% 5/15/21	495,000	492,525
Brunswick Corp. 7.375% 9/01/23	285,000	310,650
Brunswick Corp. 7.125% 8/01/27	2,245,000	2,402,150
Carlson Wagonlit BV (a) 6.875% 6/15/19	1,409,000	1,485,086

		4,690,411

Lodging — 0.7%
Interval Acquisition Corp. (a) 5.625% 4/15/23	1,063,000	1,076,288

Machinery – Diversified — 1.3%
ATS Automation Tooling Systems, Inc. (a) 6.500% 6/15/23	88,000	89,870
Welltec A/S (a) 8.000% 2/01/19	1,412,000	1,348,460

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Zebra Technologies Corp. (a) 7.250% 10/15/22	$494,000	$534,755

		1,973,085

Manufacturing — 3.5%
CTP Transportation Products LLC/CTP Finance, Inc. (a) 8.250% 12/15/19	825,000	853,875
EnPro Industries, Inc. 5.875% 9/15/22	1,080,000	1,098,900
JB Poindexter & Co., Inc. (a) 9.000% 4/01/22	2,990,000	3,199,300

		5,152,075

Media — 6.4%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.750% 1/15/24	838,000	842,190
CCO Holdings LLC/CCO Holdings Capital Corp. (a) 5.875% 5/01/27	750,000	732,188
DISH DBS Corp. 5.875% 11/15/24	1,002,000	962,546
Entercom Radio LLC 10.500% 12/01/19	1,000,000	1,072,500
Harron Communications LP/Harron Finance Corp. (a) 9.125% 4/01/20	1,226,000	1,325,612
Numericable-SFR SAS (a) 6.000% 5/15/22	475,000	468,172
Numericable-SFR SAS (a) 6.250% 5/15/24	260,000	255,775
RCN Telecom Services LLC/RCN Capital Corp. (a) 8.500% 8/15/20	1,584,000	1,659,240
Sirius XM Radio, Inc. (a) 5.375% 4/15/25	2,207,000	2,129,755

		9,447,978

Mining — 0.4%
Hecla Mining Co. 6.875% 5/01/21	638,000	603,708

Oil & Gas — 8.8%
Baytex Energy Corp. (a) 5.625% 6/01/24	1,150,000	1,066,625
California Resources Corp. 6.000% 11/15/24	970,000	834,200
Citgo Holding, Inc. (a) 10.750% 2/15/20	1,327,000	1,356,857
Eclipse Resources Corp. (b) (a) 8.875% 7/15/23	761,000	737,067
Hilcorp Energy I LP/Hilcorp Finance Co. (a) 5.000% 12/01/24	750,000	703,275

	Principal Amount	Value
Kosmos Energy Ltd. (a) 7.875% 8/01/21	$1,323,000	$1,276,695
Magnum Hunter Resources Corp. 9.750% 5/15/20	2,135,000	1,910,825
Millennium Offshore Services Superholdings LLC (a) 9.500% 2/15/18	1,281,000	1,197,735
Newfield Exploration Co. 5.375% 1/01/26	473,000	468,270
Seventy Seven Energy, Inc. 6.500% 7/15/22	1,585,000	1,014,400
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 5.500% 8/15/22	400,000	382,000
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 7.500% 7/01/21	640,000	670,400
Tullow Oil PLC (a) 6.250% 4/15/22	1,495,000	1,323,075

		12,941,424

Packaging & Containers — 2.4%
Ardagh Finance Holdings SA (a) 8.625% 6/15/19	544,428	563,483
Coveris Holdings SA (a) 7.875% 11/01/19	1,408,000	1,400,960
Sealed Air Corp. (a) 6.875% 7/15/33	1,580,000	1,595,800

		3,560,243

Pharmaceuticals — 3.8%
BioScrip, Inc. 8.875% 2/15/21	1,682,000	1,429,700
Capsugel SA (a) 7.000% 5/15/19	410,000	417,222
Endo Finance LLC/Endo Finco, Inc. (a) 5.375% 1/15/23	1,088,000	1,074,400
Endo Finance LLC/Endo Ltd./Endo Finco, Inc. (b) (a) 6.000% 7/15/23	267,000	273,007
Endo Finance LLC/Endo Ltd./Endo Finco, Inc. (a) 6.000% 2/01/25	356,000	361,785
VRX Escrow Corp. (a) 5.875% 5/15/23	1,127,000	1,155,175
VRX Escrow Corp. (a) 6.125% 4/15/25	777,000	799,339

		5,510,628

Pipelines — 0.8%
Genesis Energy LP/Genesis Energy Finance Corp. 6.000% 5/15/23	1,171,000	1,171,585

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Real Estate Investment Trusts (REITS) — 0.5%
RHP Hotel Properties LP/RHP Finance Corp. (a) 5.000% 4/15/23	$789,000	$773,220

Retail — 2.5%
Carrols Restaurant Group, Inc. (a) 8.000% 5/01/22	749,000	786,450
Family Tree Escrow LLC (a) 5.250% 3/01/20	455,000	476,044
Family Tree Escrow LLC (a) 5.750% 3/01/23	1,625,000	1,698,125
Rite Aid Corp. (a) 6.125% 4/01/23	740,000	762,200

		3,722,819

Savings & Loans — 1.1%
Consolidated Energy Finance SA (a) 6.750% 10/15/19	1,560,000	1,583,400

Semiconductors — 1.1%
Micron Technology, Inc. (a) 5.500% 2/01/25	1,650,000	1,546,050

Software — 0.3%
SS&C Technologies Holdings, Inc. (a) (b) 5.875% 7/15/23	386,000	389,860

Telecommunications — 8.3%
Altice Financing SA (a) 6.500% 1/15/22	875,000	875,000
Altice Financing SA (a) 6.625% 2/15/23	256,000	254,157
Altice Finco SA (a) 8.125% 1/15/24	815,000	823,150
Altice SA (a) 7.750% 5/15/22	1,210,000	1,170,675
CommScope Technologies Finance LLC (a) 6.000% 6/15/25	794,000	791,023
CPI International, Inc. 8.750% 2/15/18	1,008,000	1,030,680
DigitalGlobe, Inc. (a) 5.250% 2/01/21	600,000	587,250
Frontier Communications Corp. 7.625% 4/15/24	1,100,000	970,750
GCI, Inc. 6.875% 4/15/25	2,800,000	2,828,000
Sprint Corp. 7.250% 9/15/21	745,000	726,375
Sprint Corp. 7.875% 9/15/23	918,000	895,325
West Corp. (a) 5.375% 7/15/22	1,270,000	1,187,450

		12,139,835

	Principal Amount	Value
Transportation — 6.4%
The Kenan Advantage Group, Inc. (a) 8.375% 12/15/18	$3,190,000	$3,321,587
Quality Distribution LLC/QD Capital Corp. 9.875% 11/01/18	684,000	717,345
Topaz Marine SA (a) 8.625% 11/01/18	1,709,000	1,670,548
Watco Cos. LLC/Watco Finance Corp. (a) 6.375% 4/01/23	1,531,000	1,550,138
XPO Logistics, Inc. (a) 6.500% 6/15/22	1,500,000	1,468,125
XPO Logistics, Inc. (a) 7.875% 9/01/19	667,000	712,756

		9,440,499

TOTAL CORPORATE DEBT (Cost $137,283,511)		136,277,555

TOTAL BONDS & NOTES (Cost $143,319,247)		141,733,392

TOTAL LONG-TERM INVESTMENTS (Cost $143,319,247)		141,733,392

SHORT-TERM INVESTMENTS — 2.7%
Time Deposits — 2.7%
Euro Time Deposit 0.010% 7/01/15	3,995,485	3,995,485

TOTAL SHORT-TERM INVESTMENTS (Cost $3,995,485)		3,995,485

TOTAL INVESTMENTS — 99.1% (Cost $147,314,732) (c)		145,728,877

Other Assets/(Liabilities) — 0.9%		1,274,276

NET ASSETS — 100.0%		$147,003,153

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2015, these securities amounted to a value of $86,688,276 or 58.97% of net assets.
(b)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

Country weightings, as a percentage of net assets, is as follows:

United States	78.9%
Luxembourg	7.7%
Canada	3.3%
Netherlands	1.5%
Bermuda	1.2%
Denmark	0.9%
United Kingdom	0.9%
Marshall Islands	0.8%
Ireland	0.7%
France	0.5%

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments

June 30, 2015 (Unaudited)

	Principal Amount	Value
BONDS & NOTES — 149.9%

CORPORATE DEBT — 8.3%
Auto Manufacturers — 0.3%
Nissan Motor Acceptance Corp. FRN (a) 0.833% 3/03/17	$1,400,000	$1,405,093

Banks — 0.8%
Deutsche Bank AG FRN 0.887% 2/13/17	2,250,000	2,246,634
First Horizon National Corp. 5.375% 12/15/15	390,000	395,979
The Huntington National Bank FRN 0.703% 4/24/17	935,000	932,711

		3,575,324

Chemicals — 1.5%
Potash Corp. of Saskatchewan, Inc. 3.750% 9/30/15	7,000,000	7,042,693

Computers — 0.2%
Hewlett-Packard Co. 2.650% 6/01/16	800,000	810,058

Diversified Financial — 1.2%
Ally Financial, Inc. 3.600% 5/21/18	1,705,000	1,707,131
The Goldman Sachs Group, Inc. FRN 0.904% 6/04/17	1,875,000	1,871,961
The Goldman Sachs Group, Inc. FRN 1.086% 12/15/17	1,750,000	1,751,962

		5,331,054

Electric — 0.5%
NextEra Energy Capital Holdings, Inc. 2.600% 9/01/15	2,279,000	2,285,434

Holding Company – Diversified — 0.2%
MUFG Americas Holdings Corp. FRN 0.849% 2/09/18	1,130,000	1,131,414

Media — 1.1%
Cox Communications, Inc. 5.500% 10/01/15	5,000,000	5,056,340

Oil & Gas — 0.4%
Petrobras Global Finance BV FRN 2.643% 3/17/17	1,230,000	1,208,106
Transocean, Inc. 4.950% 11/15/15	670,000	679,212

		1,887,318

Pharmaceuticals — 0.8%
Actavis Funding SCS FRN 1.158% 9/01/16	1,750,000	1,756,269
Actavis Funding SCS FRN 1.368% 3/12/18	1,750,000	1,757,327

		3,513,596

	Principal Amount	Value
Pipelines — 1.1%
Plains All American Pipeline LP/PAA Finance Corp. 3.950% 9/15/15	$4,820,000	$4,847,291

Real Estate Investment Trusts (REITS) — 0.2%
DDR Corp. 9.625% 3/15/16	950,000	1,002,226

TOTAL CORPORATE DEBT (Cost $33,409,768)		37,887,841

MUNICIPAL OBLIGATIONS — 0.3%
Access to Loans for Learning Student Loan Corp. FRN 0.477% 4/25/24	1,081,922	1,068,160
Louisiana State Public Facilities Authority FRN 1.177% 4/26/27	319,739	321,792

		1,389,952

TOTAL MUNICIPAL OBLIGATIONS (Cost $1,382,728)		1,389,952

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 46.1%
Auto Floor Plan ABS — 0.3%
Ally Master Owner Trust, Series 2015-2, Class A1 FRN 0.755% 1/15/21	1,200,000	1,200,848
NCF Dealer Floorplan Master Trust, Series 2014-1A, Class A FRN (a) 1.687% 10/20/20	330,000	330,010

		1,530,858

Automobile ABS — 16.9%
American Credit Acceptance Receivables Trust, Series 2014-2, Class A (a) 0.990% 10/10/17	110,309	110,288
American Credit Acceptance Receivables Trust, Series 2014-3, Class A (a) 0.990% 8/10/18	384,444	384,301
American Credit Acceptance Receivables Trust, Series 2014-1, Class A (a) 1.140% 3/12/18	168,443	168,483
American Credit Acceptance Receivables Trust, Series 2014-4, Class A (a) 1.330% 7/10/18	1,136,152	1,136,475

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
American Credit Acceptance Receivables Trust, Series 2013-1, Class A (a) 1.450% 4/16/18	$158,663	$158,846
American Credit Acceptance Receivables Trust, Series 2015-2, Class A (a) 1.570% 6/12/19	1,100,000	1,099,088
American Credit Acceptance Receivables Trust, Series 2012-3, Class C (a) 2.780% 9/17/18	700,000	701,688
AmeriCredit Automobile Receivables Trust, Series 2014-3, Class A2B FRN 0.504% 4/09/18	843,807	843,609
AmeriCredit Automobile Receivables Trust, Series 2014-1, Class A2 0.570% 7/10/17	124,507	124,548
AmeriCredit Automobile Receivables Trust, Series 2014-4, Class A2B FRN 0.584% 4/09/18	1,352,375	1,351,686
ARI Fleet Lease Trust, Series 2013-A, Class A2 (a) 0.700% 12/15/15	29,408	29,408
ARI Fleet Lease Trust, Series 2012-A, Class A FRN (a) 0.736% 3/15/20	71,114	71,117
Bank of The West Auto Trust, Series 2014-1, Class A4 (a) 1.650% 3/16/20	600,000	602,984
California Republic Auto Receivables Trust, Series 2014-3, Class A2 0.630% 6/15/17	641,531	641,527
California Republic Auto Receivables Trust, Series 2013-2, Class A2 1.230% 3/15/19	413,418	414,516
California Republic Auto Receivables Trust, Series 2013-1, Class A2 (a) 1.410% 9/17/18	1,145,891	1,147,559
Capital Auto Receivables Asset Trust, Series 2014-3, Class A1 FRN 0.507% 2/21/17	965,000	964,667
Capital Auto Receivables Asset Trust, Series 2014-1, Class A1B FRN 0.537% 5/20/16	252,370	252,377
CarNow Auto Receivables Trust, Series 2014-1A, Class A (a) 0.960% 1/17/17	574,387	574,139
CFC LLC, Series 2014-2A, Class A (a) 1.440% 11/16/20	351,505	349,674
CFC LLC, Series 2014-1A, Class A (a) 1.460% 12/17/18	257,909	257,654
CFC LLC, Series 2013-1A, Class A (a) 1.650% 7/17/17	3,621	3,621
CFC LLC, Series 2013-2A, Class A (a) 1.750% 11/15/17	182,720	182,945
CFC LLC, Series 2015-1A, Class A (a) 1.750% 6/15/21	757,705	755,790

	Principal Amount	Value
Chesapeake Funding LLC, Series 2012-2A, Class A FRN (a) 0.634% 5/07/24	$323,189	$323,112
Chesapeake Funding LLC, Series 2012-1A, Class A FRN (a) 0.934% 11/07/23	134,592	134,635
Chesapeake Funding LLC, Series 2015-1A, Class B FRN (a) 1.134% 2/07/27	350,000	350,000
CPS Auto Trust, Series 2014-B, Class A (a) 1.110% 11/15/18	626,693	625,084
CPS Auto Trust, Series 2014-A, Class A (a) 1.210% 8/15/18	241,620	241,370
CPS Auto Trust, Series 2014-C, Class A (a) 1.310% 2/15/19	655,118	654,218
CPS Auto Trust, Series 2012-D, Class A (a) 1.480% 3/16/20	242,124	242,765
CPS Auto Trust, Series 2014-D, Class A (a) 1.490% 4/15/19	974,556	973,474
CPS Auto Trust, Series 2015-A, Class A (a) 1.530% 7/15/19	590,455	589,433
CPS Auto Trust, Series 2013-D, Class A (a) 1.540% 7/16/18	516,866	517,572
CPS Auto Trust, Series 2013-C, Class A (a) 1.640% 4/16/18	355,137	355,610
CPS Auto Trust, Series 2015-B, Class A (a) 1.650% 11/15/19	1,100,000	1,100,391
CPS Auto Trust, Series 2012-C, Class A (a) 1.820% 12/16/19	272,747	273,843
CPS Auto Trust, Series 2013-B, Class A (a) 1.820% 9/15/20	571,457	572,353
CPS Auto Trust, Series 2012-A, Class A (a) 2.780% 6/17/19	173,417	175,063
CPS Auto Trust, Series 2011-B, Class A (a) 3.680% 9/17/18	216,428	218,004
Credit Acceptance Auto Loan Trust, Series 2013-1A, Class A (a) 1.210% 10/15/20	909,108	909,799
Credit Acceptance Auto Loan Trust, Series 2013-2A, Class A (a) 1.500% 4/15/21	250,000	250,642

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Credit Acceptance Auto Loan Trust, Series 2012-2A, Class A (a) 1.520% 3/16/20	$179,574	$179,704
Credit Acceptance Auto Loan Trust, Series 2014-2A, Class A (a) 1.880% 3/15/22	840,000	841,231
Drive Auto Receivables Trust, Series 2015-BA, Class A1 (a) 0.460% 6/15/16	1,412,649	1,412,691
Drive Auto Receivables Trust, Series 2015-AA, Class A1 (a) 0.470% 3/15/16	683,746	683,793
Drive Auto Receivables Trust, Series 2015-BA, Class A2B FRN (a) 0.786% 12/15/17	1,400,000	1,400,217
Drive Auto Receivables Trust, Series 2015-AA, Class A2 (a) 1.010% 11/15/17	1,570,000	1,570,020
Drive Auto Receivables Trust, Series 2015-BA, Class A3 (a) 1.300% 6/15/18	450,000	450,928
Drive Auto Receivables Trust, Series 2015-AA, Class A3 (a) 1.430% 7/16/18	720,000	720,630
DT Auto Owner Trust, Series 2014-1A, Class A (a) 0.660% 7/17/17	1,856	1,856
DT Auto Owner Trust, Series 2014-3A, Class A (a) 0.980% 4/16/18	349,323	349,125
DT Auto Owner Trust, Series 2015-1A, Class A (a) 1.060% 9/17/18	2,177,721	2,176,871
DT Auto Owner Trust, Series 2015-2A, Class A (a) 1.240% 9/17/18	4,400,000	4,397,165
Enterprise Fleet Financing LLC, Series 2012-2, Class A2 (a) 0.720% 4/20/18	15,277	15,277
Enterprise Fleet Financing LLC, Series 2014-1, Class A2 (a) 0.870% 9/20/19	589,761	589,386
Exeter Automobile Receivables Trust, Series 2014-2A, Class A (a) 1.060% 8/15/18	308,789	308,154
Exeter Automobile Receivables Trust, Series 2013-1A, Class A (a) 1.290% 10/16/17	42,834	42,853
Exeter Automobile Receivables Trust, Series 2014-1A, Class A (a) 1.290% 5/15/18	271,054	271,456
Exeter Automobile Receivables Trust, Series 2014-3A, Class A (a) 1.320% 1/15/19	321,187	320,765

	Principal Amount	Value
Exeter Automobile Receivables Trust, Series 2013-2A, Class A (a) 1.490% 11/15/17	$145,894	$146,065
Exeter Automobile Receivables Trust, Series 2015-2A, Class A (a) 1.540% 11/15/19	672,635	671,233
Exeter Automobile Receivables Trust, Series 2015-1A, Class A (a) 1.600% 6/17/19	705,997	705,077
Exeter Automobile Receivables Trust, Series 2012-2A, Class B (a) 2.220% 12/15/17	1,000,202	1,004,186
Exeter Automobile Receivables Trust, Series 2013-2A, Class B (a) 3.090% 7/16/18	1,300,000	1,309,599
First Investors Auto Owner Trust, Series 2015-1A, Class A1 (a) 0.500% 4/15/16	2,681,385	2,681,506
First Investors Auto Owner Trust, Series 2013-3A, Class A2 (a) 0.890% 9/15/17	92,301	92,306
First Investors Auto Owner Trust, Series 2013-1A, Class A2 (a) 0.900% 10/15/18	368,868	369,099
First Investors Auto Owner Trust, Series 2014-3A, Class A2 (a) 1.060% 11/15/18	1,664,789	1,663,648
First Investors Auto Owner Trust, Series 2015-1A, Class A2 (a) 1.210% 4/15/19	1,060,000	1,058,813
First Investors Auto Owner Trust, Series 2013-2A, Class A2 (a) 1.230% 3/15/19	298,627	299,026
Flagship Credit Auto Trust, Series 2014-1, Class A (a) 1.210% 4/15/19	428,517	427,818
Flagship Credit Auto Trust, Series 2014-2, Class A (a) 1.430% 12/16/19	444,476	443,757
Flagship Credit Auto Trust, Series 2015-1, Class A (a) 1.630% 6/15/20	888,458	886,761
Flagship Credit Auto Trust, Series 2013-2, Class A (a) 1.940% 1/15/19	394,757	396,061
GLS Auto Receivables Trust, Series 2015-1A, Class A (a) (b) 2.470% 12/15/20	1,300,000	1,299,942
GO Financial Auto Securitization Trust, Series 2015-1, Class A (a) 1.810% 3/15/18	1,086,862	1,085,876
Navistar Financial Dealer Note Master Trust, Series 2014-1, Class A (a) 0.937% 10/25/19	2,700,000	2,700,080

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Oscar US Funding Trust, Series 2014-1A, Class A2 (a) 1.000% 8/15/17	$871,302	$872,040
Oscar US Funding Trust II, Series 2015-1A, Class A1 (a) 0.480% 3/15/16	1,802,500	1,802,408
Prestige Auto Receivables Trust, Series 2015-1, Class A1 (a) 0.500% 4/15/16	1,377,642	1,378,033
Prestige Auto Receivables Trust, Series 2014-1A, Class A2 (a) 0.970% 3/15/18	218,052	218,057
Santander Drive Auto Receivables Trust, Series 2014-4, Class A2B FRN 0.506% 1/16/18	520,771	520,687
Santander Drive Auto Receivables Trust, Series 2014-1, Class A2B FRN 0.556% 6/15/17	66,079	66,080
Santander Drive Auto Receivables Trust, Series 2014-5, Class A2B FRN 0.586% 4/16/18	1,299,705	1,299,705
Santander Drive Auto Receivables Trust, Series 2015-1, Class A2B FRN 0.636% 7/16/18	1,700,000	1,700,051
Santander Drive Auto Receivables Trust, Series 2013-A, Class A3 (a) 1.020% 1/16/18	773,215	773,933
Santander Drive Auto Receivables Trust, Series 2013-2, Class B 1.330% 3/15/18	685,000	686,005
Santander Drive Auto Receivables Trust, Series 2013-5, Class B 1.550% 10/15/18	1,900,000	1,907,194
Santander Drive Auto Receivables Trust, Series 2015-S2, Class R1 (a) (c) 1.840% 11/18/19	360,723	360,720
Santander Drive Auto Receivables Trust, Series 2012-4, Class C 2.940% 12/15/17	456,308	460,199
Santander Drive Auto Receivables Trust, Series 2012-3, Class C 3.010% 4/16/18	778,756	784,888
Tidewater Auto Receivables Trust, Series 2014-AA, Class A2 (a) 0.960% 7/15/17	326,983	326,956
Tidewater Auto Receivables Trust, Series 2012-AA, Class A3 (a) 1.990% 4/15/19	10,640	10,644
United Auto Credit Securitization Trust, Series 2014-1, Class A2 (a) 0.740% 6/15/16	201,699	201,703
United Auto Credit Securitization Trust, Series 2015-1, Class A (a) 1.160% 2/15/17	1,636,883	1,636,614

	Principal Amount	Value
Westlake Automobile Receivables Trust, Series 2015-1A, Class A1 (a) 0.400% 3/15/16	$1,003,257	$1,003,122
Westlake Automobile Receivables Trust, Series 2015-2A, Class A1 (a) 0.600% 7/15/16	5,200,000	5,200,156
Westlake Automobile Receivables Trust, Series 2014-1A, Class A2 (a) 0.700% 5/15/17	262,500	262,402
Westlake Automobile Receivables Trust, Series 2014-2A, Class A2 (a) 0.970% 10/16/17	349,324	349,292
Westlake Automobile Receivables Trust, Series 2013-1A, Class A2 (a) 1.120% 1/15/18	115,711	115,761
Westlake Automobile Receivables Trust, Series 2015-1A, Class A2 (a) 1.170% 3/15/18	1,100,000	1,097,376
Westlake Automobile Receivables Trust, Series 2015-2A, Class A2A (a) 1.280% 7/16/18	740,000	740,018

		77,581,377

Commercial MBS — 2.5%
Banc of America Commercial Mortgage, Inc., Series 2007-3, Class A4 VRN 5.749% 6/10/49	800,000	843,572
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-6, Class A4 VRN 5.328% 9/10/47	999,952	1,004,368
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-6, Class AM VRN 5.328% 9/10/47	833,138	842,924
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T22, Class A4 VRN 5.766% 4/12/38	441,594	450,344
Commercial Mortgage Pass Through Certificates, Series 2014-BBG, Class A FRN (a) 0.986% 3/15/29	665,000	663,305
DBRR Trust, Series 2013-EZ3, Class A VRN (a) 1.636% 12/18/49	429,011	431,023
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1 (a) 3.742% 11/10/46	678,670	684,840
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class AM VRN 6.013% 7/10/38	1,000,000	1,036,472

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
GS Mortgage Securities Trust, Series 2011-GC3, Class A2 (a) 3.645% 3/10/44	$403,233	$406,580
Morgan Stanley Capital I, Series 2007-HQ11, Class AJ VRN 5.508% 2/12/44	470,000	486,650
STRIPs Ltd., Series 2012-1A, Class A (a) 1.500% 12/25/44	1,211,520	1,199,405
VFC LLC, Series 2014-2, Class A (Acquired 7/9/14, Cost $400,000) (a) (d) 2.750% 7/20/30	197,713	197,768
VFC LLC, Series 2015-3, Class A, (Acquired 3/25/15, Cost $538,987) (a) (d) 2.750% 12/20/31	478,116	477,169
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class AM VRN 5.466% 1/15/45	2,300,000	2,317,626
Wells Fargo Reremic Trust, Series 2012-IO, Class A (a) 1.750% 8/20/21	229,142	229,142

		11,271,188

Home Equity ABS — 0.7%
ACE Securities Corp., Series 2005-AG1, Class A1B1 FRN 0.457% 8/25/35	163,846	163,093
ACE Securities Corp., Series 2005-HE5, Class M2 FRN 0.922% 8/25/35	460,425	457,962
Asset-Backed Securities Corp. Trust, Series 2005-HE2, Class M1 FRN 0.862% 2/25/35	58,190	58,113
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.647% 9/25/34	83,564	82,309
Countrywide Asset-Backed Certificates, Series 2005-6, Class M1 FRN 0.677% 12/25/35	72,962	72,910
Credit-Based Asset Servicing and Securitization LLC, Series 2006-RP2, Class A2 FRN (a) 0.477% 7/25/36	36,441	36,400
First Franklin Mortgage Loan Trust, Series 2005-FF6, Class M1 FRN 0.607% 5/25/36	361,877	355,090
First Franklin Mortgage Loan Trust, Series 2005-FF4, Class M1 FRN 0.617% 5/25/35	211,115	210,528

	Principal Amount	Value
Lake Country Mortgage Loan Trust, Series 2005-HE1, Class M1 FRN (a) 0.967% 12/25/32	$66,421	$66,311
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2 FRN 1.012% 6/25/35	502,448	498,466
Mastr Asset Backed Securities Trust, Series 2005-WMC1, Class M2 FRN 0.862% 3/25/35	123,510	122,771
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 FRN (a) 0.921% 6/28/35	497,330	494,515
Morgan Stanley Home Equity Loan Trust, Series 2005-3, Class M1 FRN 0.637% 8/25/35	151,238	151,134
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.567% 8/25/35	166,487	165,381

		2,934,983

Other ABS — 14.9%
321 Henderson Receivables I LLC, Series 2006-1A, Class A1 FRN (a) 0.386% 3/15/41	1,513,903	1,483,896
321 Henderson Receivables I LLC, Series 2006-2A, Class A1 FRN (a) 0.386% 6/15/41	3,286,844	3,191,440
321 Henderson Receivables LLC, Series 2006-3A, Class A1 FRN (a) 0.386% 9/15/41	409,708	398,412
321 Henderson Receivables LLC, Series 2006-4A, Class A1 FRN (a) 0.386% 12/15/41	788,373	772,709
ALM XII Ltd., Series 2015-12A, Class X FRN (a) 1.276% 4/16/27	386,900	386,902
Alterna Funding I LLC, Series 2014-1A, Class NOTE (a) 1.639% 2/15/21	2,749,762	2,754,918
ARL First LLC, Series 2012-1A, Class A1 FRN (a) 1.934% 12/15/42	1,508,034	1,521,745
Ascentium Equipment Receivables LLC, Series 2015-1A, Class A1 (a) 0.480% 3/10/16	1,018,665	1,019,031
Ascentium Equipment Receivables LLC, Series 2014-1A, Class A2 (a) 1.040% 1/10/17	522,838	522,798
Ascentium Equipment Receivables LLC, Series 2015-1A, Class A2 (a) 1.150% 7/10/17	1,690,000	1,691,260
Ascentium Equipment Receivables LLC, Series 2014-1A, Class B (a) 1.580% 10/10/18	435,000	435,557

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Avery Point VI CLO Ltd., Series 2015-6A, Class X FRN (a) 1.380% 8/05/27	$1,140,000	$1,139,993
BCC Funding VIII LLC, Series 2014-1A, Class A (a) 1.794% 6/20/20	177,869	177,869
BCC Funding X LLC, Series 2015-1, Class A1 (a) 0.800% 6/20/16	2,640,000	2,640,016
BCC Funding X LLC, Series 2015-1, Class A2 (a) 2.224% 10/20/20	1,040,000	1,042,264
CCG Receivables Truste, Series 2013-1, Class A2 (a) 1.050% 8/14/20	175,196	175,345
CIT Equipment Collateral, Series 2014-VT1, Class A2 (a) 0.860% 5/22/17	600,000	599,908
CLI Funding LLC, Series 2006-1A, Class A FRN (a) 0.366% 8/18/21	3,714,594	3,694,972
ColumbusNova CLO Ltd., Series 2006-1A, Class A FRN (a) 0.535% 7/18/18	1,904,704	1,895,660
Consumer Credit Origination Loan Trust, Series 2015-1, Class A (a) 2.820% 3/15/21	207,783	209,023
DB Master Finance LLC, Series 2015-1A, Class A2I (a) 3.262% 2/20/45	528,675	530,921
Diamond Resorts Owner Trust, Series 2013-1, Class A (a) 1.950% 1/20/25	850,922	850,209
Diamond Resorts Owner Trust, Series 2013-2, Class A (a) 2.270% 5/20/26	610,485	613,176
Direct Capital Funding IV LLC, Series 2013-1, Class A (a) 1.673% 12/20/17	15,479	15,488
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Class A2 (a) 5.216% 1/25/42	1,700,600	1,769,640
Dong Fang Container Finance II SPV Ltd., Series 2014-1A, Class A1 (a) 1.950% 11/25/39	683,333	674,983
Drug Royalty Corp., Inc., Series 2014-1, Class A1 FRN (a) 3.081% 7/15/23	743,483	753,479
Dryden XI-Leveraged Loan CDO, Series 2006-11A, Class A1 FRN (a) 0.526% 4/12/20	460,227	456,165
Flatiron CLO Ltd., Series 2015-1A, Class X FRN (a) 1.295% 4/15/27	1,700,000	1,700,175

	Principal Amount	Value
FNA Trust, Series 2014-1A, Class A (a) 1.296% 12/10/22	$1,128,664	$1,128,303
Global Container Assets Ltd., Series 2015-1A, Class A1 (a) 2.100% 2/05/30	485,833	480,873
Global Container Assets Ltd., Series 2013-1A, Class A1 (a) 2.200% 11/05/28	314,866	315,228
Global Container Assets Ltd., Series 2013-1A, Class A2 (a) 3.300% 11/05/28	950,000	951,051
Global SC Funding One Ltd., Series 2015-1, Class B1 (a) 2.740% 1/18/30	509,391	509,304
Halcyon Loan Advisors Funding Ltd., Series 2015-1A, Class X FRN (a) 1.271% 4/20/27	2,225,000	2,224,996
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (a) 2.434% 6/02/17	475,000	482,314
Hilton Grand Vacations Trust, Series 2014-AA, Class A (a) 1.770% 11/25/26	363,096	359,569
Icon Brand Holdings LLC, Series 2012-1A, Class A (a) 4.229% 1/25/43	306,875	307,420
ING Investment Management CLO V Ltd., Series 2007-5A, Class A1A FRN (a) 0.508% 5/01/22	632,072	626,619
Leaf Receivables Funding 10 LLC, Series 2015-1, Class A1 (a) 0.500% 5/16/16	2,828,010	2,828,016
Macquarie Equipment Funding Trust, Series 2014-A, Class A2 (a) 0.800% 11/21/16	500,000	499,649
Macquarie Equipment Funding Trust, Series 2012-A, Class B (a) 1.740% 10/22/18	1,100,000	1,106,164
Miramax LLC, Series 2014-1A, Class A2 (a) 3.340% 7/20/26	1,042,040	1,044,652
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-WMC4, Class M4 FRN 1.132% 4/25/35	755,658	748,569
Nations Equipment Finance Funding II LLC, Series 2014-1A, Class A (a) 1.558% 7/20/18	261,859	261,899
Navitas Equipment Receivables LLC, Series 2015-1, Class A1 (a) 0.550% 4/15/16	1,986,445	1,987,842

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Navitas Equipment Receivables LLC, Series 2013-1, Class A (a) 1.950% 11/15/16	$399,981	$400,073
New York City Tax Lien, Series 2014-A, Class A (a) 1.030% 11/10/27	179,259	179,120
Octagon Loan Funding Ltd., Series 2014-1A, Class X FRN (a) 1.276% 11/18/26	445,000	444,983
OneMain Financial Issuance Trust, Series 2014-1A, Class A (a) 2.430% 6/18/24	320,000	321,170
Oxford Finance Funding Trust, Series 2014-1A, Class A (a) 3.475% 12/15/22	240,000	240,718
PFS Financing Corp., Series 2013-AA, Class A FRN (a) 0.736% 2/15/18	2,545,000	2,544,880
PFS Financing Corp., Series 2014-AA, Class A FRN (a) 0.786% 2/15/19	1,900,000	1,899,117
PFS Financing Corp., Series 2014-BA, Class A FRN (a) 0.786% 10/15/19	1,100,000	1,099,477
RAAC, Series 2006-RP2, Class A FRN (a) 0.435% 2/25/37	401,573	395,191
RAAC, Series 2005-RP2, Class M1 FRN (a) 0.835% 6/25/35	132,907	132,839
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (a) 2.840% 11/20/28	804,121	812,936
Sierra Receivables Funding Co. LLC, Series 2011-2A, Class A (a) 3.260% 5/20/28	304,194	307,403
Sierra Timeshare Receivables Funding LLC, Series 2013-1A, Class A (a) 1.590% 11/20/29	245,303	243,661
Sonic Capital LLC, Series 2011-1A, Class A2 (a) 5.438% 5/20/41	578,377	608,037
Springleaf Funding Trust, Series 2013-AA, Class A (a) 2.580% 9/15/21	234,410	234,563
SVO VOI Mortgage LLC, Series 2012-AA, Class A (a) 2.000% 9/20/29	792,010	791,786
SVO VOI Mortgage LLC, Series 2010-AA, Class A (a) 3.650% 7/20/27	510,460	510,889
TAL Advantage LLC, Series 2006-1A FRN (a) 0.377% 4/20/21	425,000	424,446

	Principal Amount	Value
TAL Advantage LLC, Series 2014-2A, Class A1 (a) 1.700% 5/20/39	$918,106	$911,165
TAL Advantage LLC, Series 2010-1A, Class A (a) 3.250% 7/21/25	1,372,500	1,378,418
Trade MAPS 1 Ltd., Series 2013-1A, Class A FRN (a) 0.885% 12/10/18	1,870,000	1,869,912
Trip Rail Master Funding LLC, Series 2011-1A, Class A1B FRN (a) 2.686% 7/15/41	561,852	581,534
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A (a) 4.370% 7/15/41	535,097	563,921
Westgate Resorts LLC, Series 2014-1A, Class A (a) 2.150% 12/20/26	564,475	560,867
Westgate Resorts LLC, Series 2015-1A, Class A (a) 2.750% 5/20/27	774,551	774,295
Westgate Resorts LLC, Series 2012-2A, Class A (a) 3.000% 1/20/25	693,785	696,007

		67,907,830

Student Loans ABS — 10.3%
Academic Loan Funding Trust, Series 2013-1A, Class A FRN (a) 0.987% 12/26/44	3,582,244	3,560,214
Access Group, Inc., Series 2007-1, Class A2 FRN 0.307% 4/25/17	83,579	83,556
Access Group, Inc., Series 2006-1, Class A2 FRN 0.392% 8/25/23	802,964	798,600
Access Group, Inc., Series 2007-A, Class A2 FRN 0.412% 8/25/26	29,527	29,487
Access Group, Inc., Series 2005-2, Class A3 FRN 0.464% 11/22/24	244,811	243,497
Access Group, Inc., Series 2005-B, Class A2 FRN 0.507% 7/25/22	184,451	184,039
Access Group, Inc., Series 2004-A, Class A2 FRN 0.537% 4/25/29	320,701	318,948
Access Group, Inc., Series 2003-A, Class A3 FRN 1.225% 7/01/38	293,952	266,999
Access Group, Inc., Series 2008-1, Class A FRN 1.577% 10/27/25	2,216,684	2,234,807

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
ALG Student Loan Trust I, Series 2006-1A, Class A2 FRN (a) 0.379% 4/28/20	$161,039	$161,006
Brazos Higher Education Authority, Series 2005-2, Class A10 FRN 0.401% 12/26/19	409,148	408,188
CIT Education Loan Trust, Series 2005-1, Class A3 FRN 0.406% 3/15/26	2,185,344	2,172,962
College Loan Corp. Trust, Series 2005-1, Class A4 FRN 0.427% 4/25/27	3,075,000	3,048,976
Collegiate Funding Services Education Loan Trust, Series 2004-A, Class A3 FRN 0.492% 9/28/26	584,697	583,333
DRB Prime Student Loan Trust, Series 2015-A, Class A3 2.320% 4/25/30	500,000	498,999
Education Funding Capital Trust I, Series 2004-1, Class A4 FRN 1.684% 6/15/43	1,300,000	1,299,510
Education Funding Capital Trust I, Series 2004-1, Class A5 FRN 1.684% 6/15/43	800,000	789,650
Education Funding Capital Trust I, Series 2004-1, Class A6 FRN 1.686% 6/15/43	400,000	395,240
Education Funding Capital Trust I, Series 2004-1, Class B1 FRN 1.846% 6/15/43	100,000	96,211
Edsouth Indenture No 9 LLC, Series 2015-1, Class A FRN (a) 1.060% 10/25/56	1,100,000	1,096,755
GCO Education Loan Funding Trust, Series 2007-1A, Class A5L FRN (a) 0.352% 5/25/23	154,691	153,773
GCO Education Loan Funding Trust, Series 2006-2A, Class A2L FRN (a) 0.382% 8/25/25	284,122	283,852
Kentucky Higher Education Student Loan Corp., Series 2015-1, Class A1 FRN 0.929% 12/01/31	739,081	739,258
KeyCorp Student Loan Trust, Series 2006-A, Class 2A3 FRN 0.472% 6/27/29	503,761	501,994
KeyCorp Student Loan Trust, Series 2004-A, Class 2A2 FRN 0.577% 10/28/41	1,558,925	1,555,636
KeyCorp Student Loan Trust, Series 2006-A, Class 2A4 FRN 0.592% 9/27/35	1,960,000	1,883,815

	Principal Amount	Value
KeyCorp Student Loan Trust, Series 2000-A, Class A2 FRN 0.602% 5/25/29	$1,156,546	$1,087,340
National Collegiate Student Loan Trust, Series 2007-1, Class A2 FRN 0.317% 11/27/28	468,165	464,392
National Collegiate Student Loan Trust, Series 2006-3, Class A3 FRN 0.337% 10/25/27	822,251	813,826
National Collegiate Student Loan Trust, Series 2006-1, Class A3, ABS, FRN FRN 0.377% 5/25/26	913,742	911,827
National Collegiate Student Loan Trust, Series 2005-2, Class A3 FRN 0.377% 2/25/28	324,207	323,813
National Collegiate Student Loan Trust, Series 2005-3, Class A3 FRN 0.427% 7/25/28	696,273	695,079
National Collegiate Student Loan Trust, Series 2005-1, Class A4 FRN 0.427% 11/27/28	658,285	645,371
National Collegiate Student Loan Trust, Series 2004-1, Class A2 FRN 0.541% 6/25/27	660,012	656,273
Navient Private Education Loan Trust, Series 2014-AA, Class A1 FRN (a) 0.666% 5/16/22	995,312	995,374
Navient Private Education Loan Trust, Series 2015-AA, Class A1 FRN (a) 0.686% 12/15/21	1,486,061	1,486,105
Navient Private Education Loan Trust, Series 2015-AA, Class A2B FRN (a) 1.381% 12/15/28	900,000	904,843
Nelnet Student Loan Trust, Series 2006-3, Class B FRN 0.531% 6/25/41	598,949	535,191
Nelnet Student Loan Trust, Series 2010-4A, Class A FRN (a) 0.987% 4/25/46	189,944	190,454
Nelnet Student Loan Trust, Series 2014-2A, Class B FRN (a) 1.687% 6/25/41	375,000	352,397
Northstar Education Finance, Inc., Series 2006-A, Class A3 FRN 0.496% 5/28/26	56,411	56,388
Pennsylvania Higher Education Assistance Agency, Series 2004-1, Class A2 FRN 1.636% 4/25/44	600,000	591,674
SLC Student Loan Trust, Series 2006-A, Class A5 FRN 0.445% 7/15/36	1,813,462	1,804,395

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SLM Student Loan Trust, Series 2005-1, Class A2 FRN 0.357% 4/27/20	$44,624	$44,446
SLM Student Loan Trust, Series 2002-6, Class A4L FRN 0.466% 3/15/19	82,777	82,752
SLM Student Loan Trust, Series 2006-2, Class B FRN 0.497% 1/25/41	624,545	551,513
SLM Student Loan Trust, Series 2004-10, Class B FRN 0.647% 1/25/40	608,798	537,803
SLM Student Loan Trust, Series 2008-7, Class A2 FRN 0.777% 10/25/17	72,455	72,500
SLM Student Loan Trust, Series 2014-A, Class A1 FRN (a) 0.786% 7/15/22	1,196,328	1,197,205
SLM Student Loan Trust, Series 2003-2, Class A7 FRN 0.900% 9/15/28	750,000	750,000
SLM Student Loan Trust, Series 2003-5, Class A7 FRN 0.900% 6/17/30	550,000	550,000
SLM Student Loan Trust, Series 2003-5, Class A9 FRN 0.900% 6/17/30	700,000	700,000
SLM Student Loan Trust, Series 2012-E, Class A1 FRN (a) 0.936% 10/16/23	232,230	232,760
SLM Student Loan Trust, Series 2003-11, Class B FRN 0.936% 12/15/38	726,836	672,910
SLM Student Loan Trust, Series 2012-B, Class A1 FRN (a) 1.286% 12/15/21	665,448	666,328
SLM Student Loan Trust, Series 2012-C, Class A1 FRN (a) 1.286% 8/15/23	174,287	174,951
SLM Student Loan Trust, Series 2008-4, Class A2 FRN 1.327% 7/25/16	404	405
SLM Student Loan Trust, Series 2005-6, Class A5B FRN 1.477% 7/27/26	986,356	1,003,837
SLM Student Loan Trust, Series 2012-A, Class A1 FRN (a) 1.586% 8/15/25	218,628	220,426
SMB Private Education Loan Trust, Series 2014-A, Class A1 FRN (a) 0.686% 9/15/21	1,006,070	1,005,268
Social Professional Loan Program LLC, Series 2015-A, Class A1 FRN (a) 1.385% 3/25/33	613,307	612,862

	Principal Amount	Value
Social Professional Loan Program LLC, Series 2014-B, Class A1 FRN (a) 1.437% 8/25/32	$1,321,874	$1,315,496
Social Professional Loan Program LLC, Series 2014-A, Class A1 FRN (a) 1.787% 6/25/25	845,144	855,248
South Carolina Student Loan Corp., Series 2005-1, Class A2 FRN 0.403% 12/01/20	166,546	165,933

		47,316,690

WL Collateral CMO — 0.4%
Connecticut Avenue Securities, Series 2015-C02, Class 1M1 FRN 1.335% 5/25/25	930,054	925,057
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-CF1, Class M1 FRN (a) 0.887% 3/25/45	597,462	572,605
Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M1 1.087% 10/25/27	502,308	500,133

		1,997,795

WL Collateral PAC — 0.1%
Structured Asset Securities Corp, Series 2006-OPT1, Class A4 FRN 0.347% 4/25/36	392,174	391,620
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.437% 11/25/37	168,106	166,871

		558,491

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $211,041,255)		211,099,212

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 0.3%
Pass-Through Securities — 0.3%
Federal Home Loan Mortgage Corp. Pool #1Q0239 FRN 2.429% 3/01/37	1,210,710	1,298,683
Government National Mortgage Association II Pool #82462 FRN 2.500% 1/20/40	284,179	294,642

		1,593,325

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $1,535,464)		1,593,325

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS — 94.9%
U.S. Treasury Bonds & Notes — 94.9%
U.S. Treasury Inflation Index (e) 0.125% 4/15/17	$18,040,774	$18,286,021
U.S. Treasury Inflation Index (e) (f) 0.125% 4/15/18	24,470,929	24,855,196
U.S. Treasury Inflation Index (e) 0.125% 4/15/19	23,994,570	24,305,755
U.S. Treasury Inflation Index (e) 0.125% 4/15/20	15,558,004	15,683,199
U.S. Treasury Inflation Index (e) 0.125% 1/15/22	19,452,661	19,277,898
U.S. Treasury Inflation Index (e) 0.125% 7/15/22	20,385,474	20,230,993
U.S. Treasury Inflation Index (e) 0.125% 1/15/23	20,222,461	19,865,413
U.S. Treasury Inflation Index (e) 0.125% 7/15/24	19,767,981	19,278,407
U.S. Treasury Inflation Index (e) 0.250% 1/15/25	21,175,832	20,770,505
U.S. Treasury Inflation Index (e) 0.375% 7/15/23	20,128,878	20,201,221
U.S. Treasury Inflation Index (e) 0.625% 7/15/21	17,661,034	18,229,508
U.S. Treasury Inflation Index (e) 0.625% 1/15/24	20,070,942	20,412,770
U.S. Treasury Inflation Index (e) 0.625% 2/15/43	6,163,830	5,464,617
U.S. Treasury Inflation Index (e) 0.750% 2/15/42	8,768,709	8,058,303
U.S. Treasury Inflation Index (e) 0.750% 2/15/45	6,831,824	6,240,448
U.S. Treasury Inflation Index (e) 1.125% 1/15/21	16,622,809	17,582,510
U.S. Treasury Inflation Index (e) 1.250% 7/15/20	15,708,194	16,807,767
U.S. Treasury Inflation Index (e) 1.375% 7/15/18	7,235,506	7,673,595
U.S. Treasury Inflation Index (e) 1.375% 1/15/20	8,741,460	9,345,162
U.S. Treasury Inflation Index (e) 1.375% 2/15/44	10,948,069	11,687,064
U.S. Treasury Inflation Index (e) 1.625% 1/15/18	6,538,589	6,908,941
U.S. Treasury Inflation Index (e) 1.750% 1/15/28	7,340,385	8,315,276
U.S. Treasury Inflation Index (e) 1.875% 7/15/19	6,781,082	7,389,793
U.S. Treasury Inflation Index (e) 2.000% 1/15/26	9,416,721	10,810,104
U.S. Treasury Inflation Index (e) 2.125% 1/15/19	7,603,317	8,278,704

	Principal Amount	Value
U.S. Treasury Inflation Index (e) 2.125% 2/15/40	$4,049,946	$4,987,444
U.S. Treasury Inflation Index (e) 2.125% 2/15/41	5,185,584	6,432,152
U.S. Treasury Inflation Index (e) 2.375% 1/15/25	12,996,561	15,289,232
U.S. Treasury Inflation Index (e) 2.375% 1/15/27	7,643,072	9,144,814
U.S. Treasury Inflation Index (e) 2.500% 1/15/29	7,349,873	9,058,145
U.S. Treasury Inflation Index (e) 3.375% 4/15/32	2,972,278	4,189,984
U.S. Treasury Inflation Index (e) 3.625% 4/15/28	6,465,311	8,808,986
U.S. Treasury Inflation Index (e) 3.875% 4/15/29	7,807,280	11,058,279

		434,928,206

TOTAL U.S. TREASURY OBLIGATIONS (Cost $435,281,638)		434,928,206

TOTAL BONDS & NOTES (Cost $682,650,853)		686,898,536

	Notional Amount
PURCHASED OPTIONS — 0.0%
Currency Options — 0.0%
USD Put CNH Call, Expires 5/16/16, Strike 6.65 (OTC — HSBC Bank PLC)	$14,000,000	65,716

TOTAL PURCHASED OPTIONS (Cost $72,772)		65,716

TOTAL LONG-TERM INVESTMENTS (Cost $682,723,625)		686,964,252

	Principal Amount
SHORT-TERM INVESTMENTS — 29.3%
Commercial Paper — 29.3%
Airgas, Inc. (a) 0.620% 7/23/15	$7,000,000	6,997,348
Ameren Corp. 0.550% 7/13/15	7,000,000	6,998,717
Campbell Soup Co. (a) 0.700% 10/27/15	7,000,000	6,983,939
Dominion Resources, Inc. (a) 0.570% 7/13/15	6,780,000	6,778,712

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Duke Energy Corp. (a) 0.630% 7/08/15	$5,500,000	$5,499,326
Ecolab, Inc. (a) 0.609% 7/09/15	7,000,000	6,999,066
Enbridge Energy Partners LP (a) 0.640% 7/09/15	2,755,000	2,754,608
Enbridge Energy Partners LP (a) 0.650% 7/14/15	3,200,000	3,199,249
Encana Corp. (a) 0.700% 9/03/15	7,000,000	6,991,289
ERAC USA Finance LLC (a) 0.600% 8/20/15	7,000,000	6,994,167
FMC Technologies, Inc. (a) 0.540% 7/15/15	6,400,000	6,398,656
Glencore Funding LLC (a) 0.700% 8/24/15	7,000,000	6,992,650
Hewlett Packard Co. (a) 0.680% 7/20/15	3,400,000	3,398,780
Holcim US Finance SARL & Cie (a) 0.600% 10/01/15	7,000,000	6,989,383
Hyundai Capital America (a) 0.640% 7/14/15	7,000,000	6,998,382
Monsanto Co. (a) 0.550% 8/25/15	7,000,000	6,994,118
Omnicom Capital, Inc. (a) 0.550% 9/23/15	7,000,000	6,991,017
ONEOK Partners LP (a) 0.680% 7/06/15	7,000,000	6,999,339
Pentair Finance (a) 0.620% 9/15/15	6,300,000	6,291,754
Vodafone Group PLC (a) 0.980% 4/11/16	5,600,000	5,556,553
Whirlpool Corp. (a) 0.680% 9/30/15	7,000,000	6,987,968
Xerox Corp. (a) 0.390% 7/01/15	3,700,000	3,700,000

		134,495,021

TOTAL SHORT-TERM INVESTMENTS (Cost $134,495,021)		134,495,021

TOTAL INVESTMENTS — 179.2% (Cost $817,218,646) (g)		821,459,273

Other Assets/(Liabilities) — (79.2)%		(363,161,160)

NET ASSETS — 100.0%		$458,298,113

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ABS	Asset-Backed Security
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CNH	Chinese Offshore Yuan
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2015, these securities amounted to a value of $282,878,686 or 61.72% of net assets.
(b)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At June 30, 2015, these securities amounted to a value of $360,720 or 0.08% of net assets.
(d)	Restricted security. Certain securities are restricted as to resale. At June 30, 2015, these securities amounted to a value of $674,937 or 0.15% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.
(e)	All or a portion of this security is held as collateral for open reverse repurchase agreements. (Note 2).
(f)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments

June 30, 2015 (Unaudited)

	Number of Shares	Value
EQUITIES — 0.5%

PREFERRED STOCK — 0.5%
Consumer, Non-cyclical — 0.2%
Pharmaceuticals — 0.2%
Allergan PLC 5.500%	355	$370,116

Energy — 0.3%
Oil & Gas — 0.3%
Anadarko Petroleum Corp. 7.500%	8,800	443,608
Southwestern Energy Co. 6.250%	4,100	202,417

		646,025

TOTAL PREFERRED STOCK (Cost $1,004,474)		1,016,141

TOTAL EQUITIES (Cost $1,004,474)		1,016,141

	Principal Amount
BONDS & NOTES — 96.2%

CORPORATE DEBT — 37.5%
Aerospace & Defense — 0.1%
Exelis, Inc. 4.250% 10/01/16	$270,000	278,644

Agriculture — 0.1%
Bunge Ltd. Finance Corp. 3.200% 6/15/17	200,000	205,927

Airlines — 0.0%
American Airlines Pass-Through Trust, Series 2014-1, Class B 4.375% 4/01/24	38,156	38,728
United Air Lines, Inc. (a) 10.110% 2/19/49	5,738	2,195

		40,923

Auto Manufacturers — 0.9%
Ford Motor Credit Co. LLC 2.240% 6/15/18	1,000,000	1,000,676
General Motors Co. 3.500% 10/02/18	205,000	211,665
Hyundai Capital America (b) 2.550% 2/06/19	170,000	171,326
Volkswagen Group of America Finance LLC (b) 1.600% 11/20/17	200,000	200,186

		1,583,853

Banks — 3.5%
BNP Paribas SA 2.375% 5/21/20	260,000	257,373

	Principal Amount	Value
CIT Group, Inc. 4.250% 8/15/17	$760,000	$771,400
Credit Agricole SA (b) 2.750% 6/10/20	460,000	459,701
Credit Suisse 1.750% 1/29/18	765,000	762,026
Deutsche Bank AG 1.400% 2/13/17	210,000	209,371
Deutsche Bank AG 2.500% 2/13/19	335,000	336,703
First Horizon National Corp. 5.375% 12/15/15	1,984,000	2,014,417
Intesa Sanpaolo SpA 3.875% 1/16/18	910,000	939,423
Itau Unibanco Holding SA (b) 2.850% 5/26/18	270,000	267,840
Regions Financial Corp. 7.500% 5/15/18	130,000	149,218
Skandinaviska Enskilda Banken AB (b) 2.375% 3/25/19	200,000	201,960
SVB Financial Group 5.375% 9/15/20	75,000	83,575

		6,453,007

Building Materials — 0.6%
Lafarge SA (b) 6.200% 7/09/15	400,000	399,820
Martin Marietta Material, Inc. FRN 1.373% 6/30/17	205,000	204,141
Masco Corp. 7.125% 3/15/20	500,000	580,000

		1,183,961

Chemicals — 1.1%
Cabot Corp. 5.000% 10/01/16	330,000	345,484
Incitec Pivot Ltd. (b) 4.000% 12/07/15	1,090,000	1,101,950
LyondellBasell Industries NV 5.000% 4/15/19	200,000	216,653
RPM International, Inc. 6.125% 10/15/19	300,000	337,504

		2,001,591

Commercial Services — 1.1%
The ADT Corp. 2.250% 7/15/17	1,034,000	1,023,867
Leidos Holdings, Inc. 4.450% 12/01/20	525,000	526,885
The Western Union Co. 5.930% 10/01/16	545,000	572,206

		2,122,958

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Distribution & Wholesale — 0.1%
Arrow Electronics, Inc. 3.000% 3/01/18	$105,000	$106,660

Diversified Financial — 9.2%
AerCap Ireland Capital Ltd. (b) 4.500% 5/15/21	710,000	713,550
Air Lease Corp. 3.375% 1/15/19	365,000	371,844
Air Lease Corp. 5.625% 4/01/17	1,315,000	1,393,900
Ally Financial, Inc. 3.600% 5/21/18	440,000	440,550
Ally Financial, Inc. 4.750% 9/10/18	650,000	670,313
Caisse Centrale Desjardins (b) 1.750% 1/29/18	1,065,000	1,063,775
Citigroup, Inc. 5.500% 2/15/17	2,250,000	2,390,470
ERAC USA Finance LLC (b) 5.900% 11/15/15	1,000,000	1,018,277
General Motors Financial Co., Inc. 2.625% 7/10/17	190,000	192,068
Hyundai Capital America (b) 3.750% 4/06/16	1,875,000	1,909,727
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 3.500% 3/15/17	955,000	960,969
International Lease Finance Corp. FRN 2.236% 6/15/16	750,000	749,062
International Lease Finance Corp. 3.875% 4/15/18	100,000	100,500
International Lease Finance Corp. 5.750% 5/15/16	741,000	759,525
Janus Capital Group, Inc. 6.700% 6/15/17	953,000	1,037,133
Lazard Group LLC 4.250% 11/14/20	205,000	215,549
Lazard Group LLC 6.850% 6/15/17	39,000	42,604
Merrill Lynch & Co., Inc. 5.700% 5/02/17	1,200,000	1,280,264
Merrill Lynch & Co., Inc. 6.050% 5/16/16	1,750,000	1,817,193

		17,127,273

Electric — 0.2%
IPALCO Enterprises, Inc. 5.000% 5/01/18	315,000	332,325
Kansas Gas & Electric Co. 5.647% 3/29/21	30,384	30,688

		363,013

	Principal Amount	Value
Electronics — 0.4%
Amphenol Corp. 2.550% 1/30/19	$215,000	$217,789
Avnet, Inc. 6.625% 9/15/16	220,000	232,412
Jabil Circuit, Inc. 7.750% 7/15/16	145,000	151,887
Jabil Circuit, Inc. 8.250% 3/15/18	90,000	101,925

		704,013

Foods — 0.4%
JBS Investments GmbH (b) 7.750% 10/28/20	200,000	217,500
Tyson Foods, Inc. 2.650% 8/15/19	60,000	60,396
Tyson Foods, Inc. 6.600% 4/01/16	510,000	529,492

		807,388

Forest Products & Paper — 1.0%
Domtar Corp. 7.125% 8/15/15	280,000	281,592
Domtar Corp. 10.750% 6/01/17	400,000	463,048
Sappi Papier Holding GmbH (b) 7.750% 7/15/17	1,000,000	1,070,000

		1,814,640

Hand & Machine Tools — 0.1%
Kennametal, Inc. 2.650% 11/01/19	100,000	99,384

Health Care – Products — 0.3%
Boston Scientific Corp. 2.850% 5/15/20	255,000	253,201
Zimmer Biomet Holdings, Inc. 2.000% 4/01/18	398,000	398,142

		651,343

Health Care – Services — 0.2%
Laboratory Corp. of America Holdings 2.625% 2/01/20	440,000	436,590

Holding Company – Diversified — 0.3%
Leucadia National Corp. 8.125% 9/15/15	500,000	505,935

Home Builders — 0.8%
DR Horton, Inc. 3.750% 3/01/19	950,000	957,125
Lennar Corp. 4.500% 11/15/19	438,000	443,475

		1,400,600

Insurance — 0.4%
AXIS Specialty Finance PLC 2.650% 4/01/19	90,000	89,850

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Willis Group Holdings PLC 4.125% 3/15/16	$55,000	$56,120
Willis Group Holdings PLC 5.750% 3/15/21	255,000	286,067
Willis North America, Inc. 6.200% 3/28/17	270,000	289,088

		721,125

Internet — 0.3%
Baidu, Inc. 2.250% 11/28/17	200,000	201,086
Expedia, Inc. 7.456% 8/15/18	345,000	396,196

		597,282

Investment Companies — 0.5%
Ares Capital Corp. 3.875% 1/15/20	465,000	472,665
FS Investment Corp. 4.000% 7/15/19	365,000	370,903
Xstrata Finance Canada Ltd. (b) 2.050% 10/23/15	175,000	175,448

		1,019,016

Iron & Steel — 0.7%
Allegheny Technologies, Inc. 9.375% 6/01/19	470,000	552,250
ArcelorMittal 5.125% 6/01/20	245,000	248,369
ArcelorMittal 6.125% 6/01/18	146,000	155,490
Commercial Metals Co. 6.500% 7/15/17	120,000	126,300
Reliance Steel & Aluminum Co. 6.200% 11/15/16	185,000	194,736

		1,277,145

Machinery – Diversified — 0.6%
CNH Industrial Capital LLC 3.250% 2/01/17	105,000	104,606
CNH Industrial Capital LLC 3.375% 7/15/19	215,000	208,550
CNH Industrial Capital LLC 3.625% 4/15/18	100,000	100,000
CNH Industrial Capital LLC 3.875% 11/01/15	150,000	150,375
CNH Industrial Capital LLC 6.250% 11/01/16	190,000	197,125
Roper Technologies, Inc. 1.850% 11/15/17	350,000	352,282

		1,112,938

Manufacturing — 1.1%
Harsco Corp 2.700% 10/15/15	1,106,000	1,106,000

	Principal Amount	Value
SPX Corp. 6.875% 9/01/17	$170,000	$183,175
Tyco Electronics Group SA 6.550% 10/01/17	700,000	776,707

		2,065,882

Mining — 0.9%
Freeport-McMoRan, Inc. 2.300% 11/14/17	400,000	398,768
Vale Overseas Ltd. 6.250% 1/11/16	1,250,000	1,281,313

		1,680,081

Office Equipment/Supplies — 0.5%
Pitney Bowes, Inc. 4.750% 1/15/16	95,000	96,723
Pitney Bowes, Inc. 4.750% 5/15/18	750,000	795,059
Pitney Bowes, Inc. 5.750% 9/15/17	33,000	35,632

		927,414

Oil & Gas — 2.3%
Chesapeake Energy Corp. 3.250% 3/15/16	650,000	647,563
Chesapeake Energy Corp., Convertible 2.250% 12/15/38	40,000	34,700
Chesapeake Energy Corp., Convertible 2.500% 5/15/37	390,000	369,525
Noble Holding International Ltd. 4.000% 3/16/18	100,000	102,381
Petrobras International Finance Co. 3.875% 1/27/16	1,000,000	1,004,270
Petroleos Mexicanos 3.125% 1/23/19	50,000	50,475
Range Resources Corp. 6.750% 8/01/20	825,000	851,812
Rowan Cos., Inc. 5.000% 9/01/17	55,000	56,753
Southwestern Energy Co. 3.300% 1/23/18	125,000	128,181
Transocean, Inc. 4.950% 11/15/15	770,000	780,587
Transocean, Inc. 5.550% 12/15/16	100,000	103,497
Transocean, Inc. 6.000% 3/15/18	15,000	15,150
Whiting Petroleum Corp. Convertible (b) 1.250% 4/01/20	165,000	180,263

		4,325,157

Oil & Gas Services — 0.8%
Cameron International Corp. 1.400% 6/15/17	300,000	298,039

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SESI LLC 6.375% 5/01/19	$110,000	$111,870
Superior Energy Services, Inc. 7.125% 12/15/21	807,000	855,420
Weatherford International Ltd. 5.500% 2/15/16	225,000	229,815

		1,495,144

Pharmaceuticals — 1.6%
AbbVie, Inc. 1.750% 11/06/17	200,000	200,524
AbbVie, Inc. 1.800% 5/14/18	815,000	812,605
Actavis Funding SCS 2.350% 3/12/18	520,000	522,745
Baxalta, Inc. (b) 2.000% 6/22/18	485,000	484,362
McKesson Corp. 2.284% 3/15/19	85,000	84,976
Mylan, Inc. (b) 7.875% 7/15/20	850,000	885,466

		2,990,678

Pipelines — 0.9%
Boardwalk Pipelines LP 5.875% 11/15/16	375,000	388,939
Energy Transfer Partners LP 2.500% 6/15/18	335,000	335,511
Energy Transfer Partners LP FRN 3.296% 11/01/66	200,000	170,000
Kinder Morgan Finance Co. LLC (b) 6.000% 1/15/18	310,000	335,865
Kinder Morgan, Inc. (b) 5.000% 2/15/21	415,000	439,038

		1,669,353

Real Estate Investment Trusts (REITS) — 2.1%
ARC Properties Operating Partnership LP 2.000% 2/06/17	225,000	218,250
ARC Properties Operating Partnership LP 3.000% 2/06/19	110,000	104,363
DDR Corp. 7.500% 7/15/18	925,000	1,065,548
Duke Realty LP 5.500% 3/01/16	250,000	256,591
Duke Realty LP 5.950% 2/15/17	550,000	589,181
Duke Realty LP 8.250% 8/15/19	200,000	242,441
HCP, Inc. 6.000% 1/30/17	550,000	586,714
Highwoods Realty LP 5.850% 3/15/17	275,000	293,587
Highwoods Realty LP 7.500% 4/15/18	25,000	28,550

	Principal Amount	Value
Realty Income Corp. 2.000% 1/31/18	$25,000	$25,178
UDR, Inc. 4.250% 6/01/18	105,000	111,470
UDR, Inc. 5.250% 1/15/16	350,000	356,753

		3,878,626

Retail — 0.4%
Best Buy Co., Inc. 3.750% 3/15/16	575,000	582,187
Macy’s Retail Holdings, Inc. 7.450% 7/15/17	90,000	100,329
QVC, Inc. 3.125% 4/01/19	150,000	148,992

		831,508

Savings & Loans — 0.4%
Glencore Funding LLC (b) 1.700% 5/27/16	369,000	369,415
Glencore Funding LLC (b) 3.125% 4/29/19	360,000	363,060

		732,475

Semiconductors — 0.2%
KLA-Tencor Corp. 2.375% 11/01/17	300,000	302,062

Telecommunications — 1.0%
Frontier Communications Corp. 8.250% 4/15/17	795,000	854,625
Qwest Corp. 8.375% 5/01/16	315,000	332,561
Sprint Communications, Inc. (b) 9.000% 11/15/18	395,000	446,058
Telefonica Emisiones SAU 6.421% 6/20/16	130,000	135,927
Verizon Communications, Inc. 2.625% 2/21/20	72,000	71,838

		1,841,009

Transportation — 2.0%
Asciano Finance (b) 3.125% 9/23/15	3,090,000	3,102,567
Asciano Finance (b) 5.000% 4/07/18	147,000	157,540
Ryder System, Inc. 2.500% 3/01/18	475,000	482,400
Ryder System, Inc. 2.550% 6/01/19	65,000	65,114

		3,807,621

Trucking & Leasing — 0.4%
GATX Corp. 3.500% 7/15/16	30,000	30,629

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Penske Truck Leasing Co. LP/PTL Finance Corp. (b) 2.500% 6/15/19	$270,000	$267,424
Penske Truck Leasing Co. LP/PTL Finance Corp. (b) 3.050% 1/09/20	525,000	527,349

		825,402

TOTAL CORPORATE DEBT (Cost $69,915,905)		69,987,621

MUNICIPAL OBLIGATIONS — 0.5%
Access to Loans for Learning Student Loan Corp. FRN 0.477% 4/25/24	439,359	433,771
Louisiana State Public Facilities Authority FRN 1.177% 4/26/27	135,001	135,868
State of Illinois 5.365% 3/01/17	400,000	417,500

		987,139

TOTAL MUNICIPAL OBLIGATIONS (Cost $966,672)		987,139

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 27.8%
Auto Floor Plan ABS — 0.1%
NCF Dealer Floorplan Master Trust, Series 2014-1A, Class A FRN (b) 1.687% 10/20/20	200,000	200,006

Automobile ABS — 3.4%
American Credit Acceptance Receivables Trust, Series 2014-3, Class A (b) 0.990% 8/10/18	213,580	213,501
American Credit Acceptance Receivables Trust, Series 2015-2, Class A (b) 1.570% 6/12/19	440,000	439,635
American Credit Acceptance Receivables Trust, Series 2012-3, Class C (b) 2.780% 9/17/18	280,000	280,675
ARI Fleet Lease Trust, Series 2012-A, Class A FRN (b) 0.736% 3/15/20	29,394	29,395
Avis Budget Rental Car Funding AESOP LLC, Series 2012-1A, Class A (b) 2.054% 8/20/16	100,000	100,099
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A (b) 2.100% 3/20/19	200,000	202,313
Capital Automotive REIT, Series 2012-1A, Class A (b) 4.700% 7/15/42	196,128	201,524

	Principal Amount	Value
CarNow Auto Receivables Trust, Series 2014-1A, Class A (b) 0.960% 1/17/17	$127,642	$127,586
CFC LLC, Series 2013-1A, Class A (b) 1.650% 7/17/17	1,984	1,984
CFC LLC, Series 2015-1A, Class A (b) 1.750% 6/15/21	264,316	263,648
Chesapeake Funding LLC, Series 2012-1A, Class A FRN (b) 0.934% 11/07/23	59,819	59,838
CPS Auto Trust, Series 2014-B, Class A (b) 1.110% 11/15/18	250,677	250,034
CPS Auto Trust, Series 2014-C, Class A (b) 1.310% 2/15/19	247,489	247,149
CPS Auto Trust, Series 2014-D, Class A (b) 1.490% 4/15/19	162,426	162,246
CPS Auto Trust, Series 2013-D, Class A (b) 1.540% 7/16/18	144,292	144,489
CPS Auto Trust, Series 2013-B, Class A (b) 1.820% 9/15/20	328,284	328,799
Credit Acceptance Auto Loan Trust, Series 2014-2A, Class A (b) 1.880% 3/15/22	370,000	370,542
Exeter Automobile Receivables Trust, Series 2014-2A, Class A (b) 1.060% 8/15/18	167,628	167,283
Exeter Automobile Receivables Trust, Series 2014-1A, Class A (b) 1.290% 5/15/18	83,640	83,764
Exeter Automobile Receivables Trust, Series 2014-3A, Class A (b) 1.320% 1/15/19	160,594	160,382
Exeter Automobile Receivables Trust, Series 2015-2A, Class A (b) 1.540% 11/15/19	288,272	287,671
Exeter Automobile Receivables Trust, Series 2013-2A, Class B (b) 3.090% 7/16/18	330,000	332,437
First Investors Auto Owner Trust, Series 2013-3A, Class A3 (b) 1.440% 10/15/19	300,000	300,423
Flagship Credit Auto Trust, Series 2013-1, Class A (b) 1.320% 4/16/18	53,468	53,500
Flagship Credit Auto Trust, Series 2014-2, Class A (b) 1.430% 12/16/19	222,238	221,879
Flagship Credit Auto Trust, Series 2013-2, Class A (b) 1.940% 1/15/19	118,427	118,818
GLS Auto Receivables Trust, Series 2015-1A, Class A (b) (c) 2.470% 12/15/20	180,000	179,992

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
GO Financial Auto Securitization Trust, Series 2015-1, Class A (b) 1.810% 3/15/18	$132,314	$132,194
Oscar US Funding Trust, Series 2014-1A, Class A2 (b) 1.000% 8/15/17	311,834	312,099
Santander Drive Auto Receivables Trust, Series 2015-S2, Class R1 (b) (d) 1.840% 11/18/19	144,289	144,288
Tidewater Auto Receivables Trust, Series 2014-AA, Class A2 (b) 0.960% 7/15/17	108,994	108,985
United Auto Credit Securitization Trust, Series 2014-1, Class A2 (b) 0.740% 6/15/16	108,375	108,378
Westlake Automobile Receivables Trust, Series 2014-2A, Class A2 (b) 0.970% 10/16/17	174,662	174,646

		6,310,196

Commercial MBS — 6.9%
Banc of America Commercial Mortgage, Inc., Series 2007-3, Class A4 VRN 5.749% 6/10/49	350,000	369,063
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.936% 2/10/51	227,389	244,564
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class AM VRN 6.003% 2/10/51	180,000	193,676
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4 VRN 6.430% 2/10/51	378,897	413,581
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class A4B 4.943% 9/11/42	335,000	335,780
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	255,000	266,386
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class AM 5.243% 12/11/38	225,000	236,041
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A4 VRN 5.471% 1/12/45	409,456	431,301
Bear Stearns Commercial Mortgage Securities, Series 2006-T24, Class AM VRN 5.568% 10/12/41	290,000	304,281

	Principal Amount	Value
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 VRN 5.694% 6/11/50	$110,000	$117,475
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class AM VRN 5.915% 6/11/50	425,000	459,575
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class AM VRN 5.940% 9/11/38	400,000	413,455
Commercial Mortgage Pass Through Certificates, Series 2014-BBG, Class A FRN (b) 0.986% 3/15/29	365,000	364,070
Commercial Mortgage Pass Through Certificates, Series 2014-CR14, Class A2 3.147% 2/10/47	290,000	300,549
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A1A VRN 5.932% 6/10/46	203,479	208,980
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class AM VRN 5.968% 6/10/46	225,000	233,490
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 5.989% 12/10/49	390,000	418,044
DBRR Trust, Series 2013-EZ3, Class A VRN (b) 1.636% 12/18/49	251,489	252,668
DBUBS Mortgage Trust, Series 2011-LC2A, Class A2 (b) 3.386% 7/10/44	189,943	193,192
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1 (b) 3.742% 11/10/46	331,059	334,068
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class AM VRN 6.013% 7/10/38	400,000	414,589
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4 VRN 6.013% 7/10/38	104,686	107,341
GS Mortgage Securities Corp., Series 2014-4R, Class AS FRN (b) 0.367% 1/26/34	260,000	249,198
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	462,156	481,361

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB14, Class AM VRN 5.659% 12/12/44	$480,000	$489,231
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class AM 5.204% 12/12/49	485,000	508,608
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4 5.700% 9/12/49	480,000	512,974
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4 VRN 6.059% 6/12/46	226,358	232,355
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AM VRN 5.856% 9/12/49	250,000	269,859
Morgan Stanley Capital I, Series 2006-IQ12, Class AM 5.370% 12/15/43	200,000	210,334
Morgan Stanley Capital I, Series 2007-HQ11, Class A4 VRN 5.447% 2/12/44	400,000	420,424
Morgan Stanley Capital I, Series 2007-HQ11, Class AM VRN 5.478% 2/12/44	300,000	317,277
Morgan Stanley Capital I, Series 2007-HQ11, Class AJ VRN 5.508% 2/12/44	190,000	196,731
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	54,234	54,509
Morgan Stanley Capital I, Series 2008-T29, Class A4 VRN 6.460% 1/11/43	133,934	147,063
STRIPs Ltd., Series 2012-1A, Class A (b) 1.500% 12/25/44	77,033	76,263
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ VRN 5.486% 8/15/39	163,989	165,004
VFC LLC, Series 2014-2, Class A, (Acquired 7/9/14, Cost $250,000) (b) (e) 2.750% 7/20/30	123,571	123,605
VFC LLC, Series 2015-3, Class A, (Acquired 3/25/15, Cost $249,531) (b) (e) 2.750% 12/20/31	221,350	220,912
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class AM VRN 5.498% 12/15/44	355,000	359,086
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	235,000	245,938

	Principal Amount	Value
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM VRN 6.150% 2/15/51	$440,000	$472,282
Wells Fargo Reremic Trust, Series 2012-IO, Class A (b) 1.750% 8/20/21	64,355	64,355
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A2 (b) 3.240% 3/15/44	169,970	172,422
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2 (b) 3.791% 2/15/44	187,651	188,723

		12,790,683

Home Equity ABS — 2.2%
ACE Securities Corp., Series 2005-AG1, Class A1B1 FRN 0.457% 8/25/35	79,709	79,343
ACE Securities Corp., Series 2005-HE7, Class A2D FRN 0.847% 11/25/35	116,514	115,052
ACE Securities Corp., Series 2005-HE5, Class M2 FRN 0.922% 8/25/35	222,787	221,594
Asset-Backed Funding Certificates, Series 2005-WMC1, Class M1 FRN 0.847% 6/25/35	57,382	57,045
Asset-Backed Securities Corp. Trust, Series 2005-HE2, Class M1 FRN 0.862% 2/25/35	28,805	28,766
Bear Stearns Asset Backed Securities I Trust, Series 2006-HE3, Class A2 FRN 0.365% 4/25/36	66,343	65,889
Bear Stearns Asset-Backed Securities I Trust, Series 2005-HE12, Class M1 FRN 0.665% 12/25/35	350,000	338,505
Citigroup Mortgage Loan Trust, Series 2003-HE4, Class A FRN (b) 0.597% 12/25/33	907	907
Citigroup Mortgage Loan Trust, Series 2005-OPT4, Class M2 FRN 0.617% 7/25/35	56,822	55,617
Countrywide Asset-Backed Certificates, Series 2005-3, Class MV2 FRN 0.635% 8/25/35	50,480	50,339
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.647% 9/25/34	34,449	33,931
Countrywide Partnership Trust, Series 2004-EC1, Class M1 FRN 1.087% 2/25/35	102,644	91,185

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Credit-Based Asset Servicing and Securitization LLC, Series 2006-RP2, Class A2 FRN (b) 0.477% 7/25/36	$8,509	$8,500
Fieldstone Mortgage Investment Corp., Series 2004-4, Class M2 FRN 1.762% 10/25/35	70,928	70,737
First Franklin Mortgage Loan Trust, Series 2005-FF6, Class M1 FRN 0.607% 5/25/36	158,321	155,352
First Franklin Mortgage Loan Trust, Series 2005-FF4, Class M1 FRN 0.617% 5/25/35	114,421	114,103
Fremont Home Loan Trust, Series 2005-E, Class 2A3 FRN 0.427% 1/25/36	92,782	90,346
GSAMP Trust, Series 2005-AHL, Class M1 FRN 0.617% 4/25/35	81,484	80,335
Home Equity Asset Trust, Series 2006-4, Class 2A3 FRN 0.357% 8/25/36	59,586	58,965
Home Equity Asset Trust, Series 2005-HF1, Class A1 FRN 0.707% 2/25/36	156,178	150,555
Home Equity Asset Trust, Series 2005-HF1, Class A2B FRN 0.887% 2/25/36	181,794	175,524
JP Morgan Mortgage Acquisition Corp., Series 2005-FRE1, Class A2V2 FRN 0.407% 10/25/35	242,566	238,269
Lake Country Mortgage Loan Trust, Series 2005-HE1, Class M1 FRN (b) 0.967% 12/25/32	28,612	28,565
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2 FRN 1.012% 6/25/35	255,877	253,849
Merrill Lynch Mortgage Investors Trust, Series 2006-FF1, Class A2C FRN 0.387% 8/25/36	56,438	56,059
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 FRN (b) 0.921% 6/28/35	225,107	223,833
Morgan Stanley Capital, Inc., Series 2005-WMC6, Class M2 FRN 0.937% 7/25/35	129,639	130,162
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 STEP 6.351% 10/25/28	12	13
NovaStar Mortgage Funding Trust, Series 2005-3, Class A2D FRN 0.557% 1/25/36	288,451	287,660

	Principal Amount	Value
Option One Mortgage Loan Trust, Series 2005-5, Class A3 FRN 0.397% 12/25/35	$248,279	$246,375
Park Place Securities, Inc., Series 2005-WHQ4, Class A1A FRN 0.447% 9/25/35	98,420	98,030
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.567% 8/25/35	86,114	85,542
Park Place Securities, Inc., Series 2005-WHQ1, Class M2 FRN 0.937% 3/25/35	79,371	79,217
Residential Asset Securities Corp., Series 2005-EMX4, Class M1 FRN 0.617% 11/25/35	167,536	164,965
Security National Mortgage Loan Trust, Series 2006-3A, Class A1 FRN (b) 0.467% 1/25/37	150,664	150,392
Structured Asset Investment Loan Trust, Series 2005-7, Class A5 FRN 0.907% 8/25/35	49,350	48,949

		4,134,470

Other ABS — 12.0%
321 Henderson Receivables I LLC, Series 2006-1A, Class A1 FRN (b) 0.386% 3/15/41	186,327	182,633
321 Henderson Receivables I LLC, Series 2010-3A, Class A (b) 3.820% 12/15/48	390,579	408,773
AIMCO CLO Ltd., Series 2014-AA, Class A FRN (b) 1.815% 7/20/26	350,000	349,680
Alterna Funding I LLC, Series 2014-1A, Class NOTE (b) 1.639% 2/15/21	205,206	205,591
ARL First LLC, Series 2012-1A, Class A1 FRN (b) 1.934% 12/15/42	401,655	405,308
Ascentium Equipment Receivables LLC, Series 2014-1A, Class A2 (b) 1.040% 1/10/17	287,699	287,677
Ascentium Equipment Receivables LLC, Series 2014-1A, Class B (b) 1.580% 10/10/18	240,000	240,307
BCC Funding VIII LLC, Series 2014-1A, Class A (b) 1.794% 6/20/20	100,336	100,336
BCC Funding X LLC, Series 2015-1, Class A2 (b) 2.224% 10/20/20	420,000	420,914
Birchwood Park CLO Ltd., Series 2014-1A, Class A FRN (b) 1.715% 7/15/26	340,000	339,906

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Blue Hill CLO Ltd., Series 2013-1A, Class A FRN (b) 1.755% 1/15/26	$765,000	$764,959
BlueMountain CLO Ltd., Series 2015-2A, Class A1 FRN (b) (c) 1.000% 7/18/27	475,000	474,722
CAN Capital Funding LLC, Series 2014-1A, Class A (b) 3.117% 4/15/20	250,000	251,175
Carlyle Global Market Strategies, Series 2012-4A, Class A FRN (b) 1.665% 1/20/25	460,000	459,046
Carlyle Global Market Strategies, Series 2014-1A, Class A FRN (b) 1.794% 4/17/25	535,000	535,255
CCG Receivables Trust, Series 2014-1, Class A2 (b) 1.060% 11/15/21	176,375	176,282
CLI Funding LLC, Series 2006-1A, Class A FRN (b) 0.366% 8/18/21	311,835	310,188
Credit-Based Asset Servicing and Securitization LLC, Series 2006-RP2, Class A3 FRN (b) 0.487% 7/25/36	300,000	294,112
DB Master Finance LLC, Series 2015-1A, Class A2I (b) 3.262% 2/20/45	219,450	220,382
Diamond Resorts Owner Trust, Series 2014-1, Class A (b) 2.540% 5/20/27	121,838	122,411
Direct Capital Funding V LLC, Series 2013-2, Class A2 (b) 1.730% 8/20/18	188,279	188,442
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Class A2 (b) 5.216% 1/25/42	531,438	553,013
Dong Fang Container Finance II SPV Ltd., Series 2014-1A, Class A1 (b) 1.950% 11/25/39	256,250	253,119
Drug Royalty Corp., Inc., Series 2014-1, Class A1 FRN (b) 3.081% 7/15/23	253,872	257,285
Drug Royalty Corp., Inc., Series 2012-1, Class A1 FRN (b) 5.525% 7/15/24	83,846	86,656
Eaton Vance CLO, Series 2014-1A, Class A FRN (b) 1.725% 7/15/26	450,000	449,823
Element Rail Leasing I LLC, Series 2014-1A, Class A1 (b) 2.299% 4/19/44	214,574	213,311

	Principal Amount	Value
Element Rail Leasing II LLC, Series 2015-1A, Class A1 (b) 2.707% 2/19/45	$96,349	$96,696
FNA Trust, Series 2014-1A, Class A (b) 1.296% 12/10/22	458,520	458,373
FRS I LLC, Series 2013-1A, Class A1 (b) 1.800% 4/15/43	101,389	101,514
Galaxy XX CLO Ltd., Series 2015-20A, Class A FRN (b) 1.731% 7/20/27	475,000	474,998
Global Container Assets Ltd., Series 2013-1A, Class A1 (b) 2.200% 11/05/28	242,205	242,483
Global SC Funding One Ltd., Series 2015-1, Class B1 (b) 2.740% 1/18/30	212,246	212,210
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A FRN (b) 1.427% 4/25/25	535,000	528,660
Hercules Capital Funding Trust, Series 2014-1A, Class A (b) 3.524% 4/16/21	250,000	250,625
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (b) 2.434% 6/02/17	250,000	253,849
Hilton Grand Vacations Trust, Series 2014-AA, Class A (b) 1.770% 11/25/26	309,018	306,016
Hilton Grand Vacations Trust, Series 2013-A, Class A (b) 2.280% 1/25/26	274,905	276,663
Horizon Funding Trust, Series 2013-1A, Class A (b) 3.000% 5/15/18	73,687	74,044
Icon Brand Holdings LLC, Series 2012-1A, Class A (b) 4.229% 1/25/43	163,947	164,238
Icon Brand Holdings LLC, Series 2013-1A, Class A (b) 4.352% 1/25/43	182,522	183,639
ING Investment Management CLO Ltd., Series 2013-3A, Class A1 FRN (b) 1.725% 1/18/26	260,000	259,940
ING Investment Management CLO V Ltd., Series 2007-5A, Class A1A FRN (b) 0.508% 5/01/22	474,054	469,964
LCM Ltd., Series 10AR, Class AR FRN (b) 1.530% 4/15/22	500,000	499,170
LCM Ltd., Series 16A, Class A FRN (b) 1.775% 7/15/26	430,000	429,785

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
LCM XI LP, Series 11A, Class A FRN (b) 1.575% 4/19/22	$1,205,000	$1,204,976
Madison Park Funding XII Ltd., Series 2014-12A, Class A FRN (b) 1.775% 7/20/26	430,000	430,133
Miramax LLC, Series 2014-1A, Class A2 (b) 3.340% 7/20/26	191,840	192,321
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-WMC4, Class M4 FRN 1.132% 4/25/35	421,371	417,418
MVW Owner Trust, Series 2013-1A, Class A (b) 2.150% 4/22/30	218,696	218,916
MVW Owner Trust, Series 2014-2, Class A (b) 2.250% 9/22/31	336,908	335,601
Nations Equipment Finance Funding II LLC, Series 2014-1A, Class A (b) 1.558% 7/20/18	130,929	130,950
Navitas Equipment Receivables LLC, Series 2015-1, Class A2 (b) 2.120% 11/15/18	250,000	250,018
New York City Tax Lien, Series 2014-A, Class A (b) 1.030% 11/10/27	96,800	96,725
OnDeck Asset Securitization Trust, Series 2014-1A, Class A (b) 3.150% 5/17/18	170,000	170,489
Orange Lake Timeshare Trust, Series 2014-AA, Class A (b) 2.290% 7/09/29	91,196	91,637
Oxford Finance Funding Trust, Series 2014-1A, Class A (b) 3.475% 12/15/22	100,000	100,299
RAAC, Series 2006-RP2, Class A FRN (b) 0.435% 2/25/37	232,913	229,211
Race Point VIII CLO Ltd., Series 2012-7A, Class A FRN (b) 1.696% 11/08/24	200,000	199,991
SBA Tower Trust, Series 2014-1A, Class C STEP (b) 2.898% 10/15/44	300,000	301,502
Sierra Receivables Funding Co. LLC, Series 2014-2A, Class A (b) 2.050% 6/20/31	209,601	208,898
Sierra Receivables Funding Co. LLC, Series 2013-2A, Class A (b) 2.280% 11/20/25	90,279	90,403

	Principal Amount	Value
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (b) 2.840% 11/20/28	$54,399	$54,996
Sierra Receivables Funding Co. LLC, Series 2011-3A, Class A (b) 3.370% 7/20/28	46,796	47,673
Sonic Capital LLC, Series 2011-1A, Class A2 (b) 5.438% 5/20/41	471,474	495,651
SpringCastle America Funding LLC, Series 2014-AA, Class A (b) 2.700% 5/25/23	372,756	374,282
Springleaf Funding Trust, Series 2013-AA, Class A (b) 2.580% 9/15/21	131,855	131,942
Store Master Funding I LLC, Series 2015-1A, Class A1 (b) 3.750% 4/20/45	99,917	98,448
SVO VOI Mortgage LLC, Series 2010-AA, Class A (b) 3.650% 7/20/27	58,490	58,539
Symphony CLO XV Ltd., Series 2014-15A, Class A FRN (b) 1.724% 10/17/26	350,000	349,642
TAL Advantage LLC, Series 2006-1A FRN (b) 0.377% 4/20/21	116,667	116,515
TAL Advantage LLC, Series 2014-2A, Class A1 (b) 1.700% 5/20/39	253,221	251,306
Trade MAPS 1 Ltd., Series 2013-1A, Class A FRN (b) 0.885% 12/10/18	605,000	604,972
Trip Rail Master Funding LLC, Series 2011-1A, Class A1B FRN (b) 2.686% 7/15/41	280,926	290,767
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A (b) 4.370% 7/15/41	80,265	84,588
Welk Resorts LLC, Series 2015-AA, Class A (b) 2.790% 6/16/31	200,000	199,506
Wendys Funding LLC, Series 2015-1A, Class A2I (b) 3.371% 6/15/45	425,000	425,013
Westgate Resorts LLC, Series 2014-1A, Class A (b) 2.150% 12/20/26	270,639	268,909

		22,356,410

Student Loans ABS — 2.8%
Access Group, Inc., Series 2007-A, Class A2 FRN 0.412% 8/25/26	15,632	15,611

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Access Group, Inc., Series 2004-A, Class A2 FRN 0.537% 4/25/29	$174,370	$173,417
Access Group, Inc., Series 2003-A, Class A3 FRN 1.225% 7/01/38	146,976	133,500
Brazos Student Finance Corp., Series 2003-A, Class A3 FRN 1.729% 7/01/38	200,000	184,751
DRB Prime Student Loan Trust, Series 2015-A, Class A3 2.320% 4/25/30	400,000	399,199
Education Funding Capital Trust I, Series 2004-1, Class A4 FRN 1.684% 6/15/43	250,000	249,906
Education Funding Capital Trust I, Series 2004-1, Class A6 FRN 1.686% 6/15/43	200,000	197,620
GCO Education Loan Funding Trust, Series 2007-1A, Class A5L FRN (b) 0.352% 5/25/23	81,677	81,192
GCO Education Loan Funding Trust, Series 2006-2A, Class A2L FRN (b) 0.382% 8/25/25	79,014	78,939
KeyCorp Student Loan Trust, Series 2004-A, Class 2A2 FRN 0.577% 10/28/41	90,338	90,147
KeyCorp Student Loan Trust, Series 2006-A, Class 2A4 FRN 0.592% 9/27/35	260,000	249,894
National Collegiate Student Loan Trust, Series 2007-1, Class A2 FRN 0.317% 11/27/28	187,266	185,757
National Collegiate Student Loan Trust, Series 2006-3, Class A3 FRN 0.337% 10/25/27	342,605	339,094
National Collegiate Student Loan Trust, Series 2005-2, Class A3 FRN 0.377% 2/25/28	100,137	100,015
National Collegiate Student Loan Trust, Series 2005-1, Class A4 FRN 0.427% 11/27/28	269,299	264,015
National Collegiate Student Loan Trust, Series 2004-1, Class A2 FRN 0.541% 6/25/27	409,404	407,085
Navient Private Education Loan Trust, Series 2014-AA, Class A2A (b) 2.740% 2/15/29	340,000	340,006
Nelnet Student Loan Trust, Series 2014-1A, Class B FRN (b) 1.687% 10/25/47	170,000	159,108
Nelnet Student Loan Trust, Series 2015-3A, Class B FRN (b) 1.735% 7/27/50	130,000	113,320

	Principal Amount	Value
North Carolina State Education Assistance Authority, Series 2011-1, Class A2 FRN 1.177% 1/26/26	$235,430	$236,654
Northstar Education Finance, Inc., Series 2006-A, Class A3 FRN 0.496% 5/28/26	7,545	7,542
SLC Student Loan Trust, Series 2006-A, Class A5 FRN 0.445% 7/15/36	174,247	173,376
SLM Student Loan Trust, Series 2006-10, Class B FRN 0.497% 3/25/44	175,507	155,528
SLM Student Loan Trust, Series 2004-10, Class B FRN 0.647% 1/25/40	236,755	209,146
SLM Student Loan Trust, Series 2003-5, Class A7 FRN 0.900% 6/17/30	50,000	50,000
SLM Student Loan Trust, Series 2012-A, Class A1 FRN (b) 1.586% 8/15/25	117,723	118,691
SLM Student Loan Trust, Series 2013-4, Class B FRN 1.687% 12/28/43	120,000	115,803
Social Professional Loan Program LLC, Series 2014-A, Class A1 FRN (b) 1.787% 6/25/25	320,572	324,404

		5,153,720

WL Collateral CMO — 0.4%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 FRN 2.686% 8/25/34	17,676	17,015
Connecticut Avenue Securities, Series 2015-C02, Class 1M1 FRN 1.335% 5/25/25	338,202	336,385
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1 FRN 2.616% 2/25/34	4,010	3,910
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 2.913% 9/25/33	1,443	1,336
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 FRN 2.523% 8/25/34	4,008	3,795
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A FRN 2.404% 8/25/34	13,660	11,344
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.437% 8/25/36	16,416	16,079
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA FRN 2.556% 7/25/33	952	942

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA FRN 2.605% 2/25/34	$1,727	$1,626
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.375% 2/25/34	49	51
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A FRN 2.513% 3/25/34	8,472	8,589
Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M1 1.087% 10/25/27	246,229	245,163
WaMu Mortgage Pass-Through Certificates, Series 2004-AR2, Class A FRN 1.558% 4/25/44	21,021	20,644

		666,879

WL Collateral PAC — 0.0%
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.437% 11/25/37	86,222	85,589
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 2.761% 6/25/32	5,837	5,579

		91,168

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $51,724,690)		51,703,532

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 6.7%
Collateralized Mortgage Obligations — 6.4%
Federal Home Loan Mortgage Corp. Series 4291, Class K 3.000% 5/15/38	954,835	980,412
Series 4447, Class PA 3.000% 12/15/44	242,145	252,024
Series 3990, Class VA 3.500% 1/15/25	596,281	637,180
Series 4213, Class VE 3.500% 6/15/26	515,654	546,039
Series 4290, Class CA 3.500% 12/15/38	1,333,111	1,403,534
Series 4443, Class BA 3.500% 4/15/41	314,579	329,906
Series 4328, Class DA 4.000% 1/15/36	1,069,704	1,143,132
Series 4325, Class MA 4.000% 9/15/39	1,281,211	1,367,455
Series 4336, Class MA 4.000% 1/15/40	1,979,047	2,113,795

	Principal Amount	Value
Series 4323, Class CA 4.000% 3/15/40	$579,116	$620,966
Series 2178, Class PB 7.000% 8/15/29	17,513	20,114
Federal National Mortgage Association Series 2015-20, Class EV 3.500% 7/25/26	589,005	625,052
Series 2014-14, Class A 3.500% 2/25/37	724,912	761,470
Series 2014-48, Class AB 4.000% 10/25/40	627,335	670,157
Government National Mortgage Association, Series 2014-131, Class BW FRN 3.850% 5/20/41	436,238	452,999
U.S. Department of Veteran Affairs, Series 1992-1, Class 2Z 7.750% 5/15/22	18,623	20,634

		11,944,869

Pass-Through Securities — 0.3%
Federal Home Loan Mortgage Corp. Pool #E85389 6.000% 9/01/16	1,237	1,267
Pool #G11431 6.000% 2/01/18	1,012	1,049
Pool #E85032 6.500% 9/01/16	238	244
Pool #E85409 6.500% 9/01/16	3,036	3,115
Pool #E85301 6.500% 9/01/16	4,067	4,181
Pool #C01079 7.500% 10/01/30	566	675
Pool #C01135 7.500% 2/01/31	1,845	2,199
Pool #554904 9.000% 3/01/17	7	8
Federal National Mortgage Association Pool #725692 2.307% 10/01/33 FRN	53,253	57,118
Pool #775539 2.330% 5/01/34 FRN	22,313	23,794
Pool #888586 2.372% 10/01/34 FRN	49,803	53,082
Pool #587994 6.000% 6/01/16	484	494
Pool #253880 6.500% 7/01/16	1,202	1,228
Pool #575667 7.000% 3/01/31	2,662	3,130
Pool #497120 7.500% 8/01/29	63	75

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #529453 7.500% 1/01/30	$583	$696
Pool #531196 7.500% 2/01/30	79	94
Pool #532418 7.500% 2/01/30	896	1,069
Pool #530299 7.500% 3/01/30	86	101
Pool #536386 7.500% 4/01/30	98	117
Pool #535996 7.500% 6/01/31	2,348	2,799
Pool #523499 8.000% 11/01/29	71	85
Pool #252926 8.000% 12/01/29	54	65
Pool #532819 8.000% 3/01/30	50	61
Pool #537033 8.000% 4/01/30	880	1,069
Pool #534703 8.000% 5/01/30	600	725
Pool #253437 8.000% 9/01/30	51	62
Pool #253481 8.000% 10/01/30	24	29
Pool #190317 8.000% 8/01/31	1,097	1,327
Pool #596656 8.000% 8/01/31	579	653
Pool #602008 8.000% 8/01/31	1,280	1,544
Pool #597220 8.000% 9/01/31	711	860
Government National Mortgage Association Pool #371146 7.000% 9/15/23	536	604
Pool #352022 7.000% 11/15/23	2,547	2,897
Pool #491089 7.000% 12/15/28	6,293	7,379
Pool #483598 7.000% 1/15/29	767	899
Pool #478658 7.000% 5/15/29	490	579
Pool #500928 7.000% 5/15/29	949	1,119
Pool #499410 7.000% 7/15/29	283	335
Pool #510083 7.000% 7/15/29	497	584
Pool #493723 7.000% 8/15/29	2,437	2,881
Pool #581417 7.000% 7/15/32	5,695	6,716

	Principal Amount	Value
Pool #591581 7.000% 8/15/32	$2,948	$3,486
Pool #203940 7.500% 4/15/17	611	639
Pool #181168 7.500% 5/15/17	141	148
Pool #193870 7.500% 5/15/17	591	621
Pool #226163 7.500% 7/15/17	1,021	1,078
Government National Mortgage Association II Pool #008746 1.625% 11/20/25 FRN	1,407	1,442
Pool #080136 1.625% 11/20/27 FRN	257	264
Pool #82488 1.750% 3/20/40 FRN	148,742	154,382
Pool #82462 2.500% 1/20/40 FRN	119,654	124,060

		473,128

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $12,434,106)		12,417,997

U.S. TREASURY OBLIGATIONS — 23.7%
U.S. Treasury Bonds & Notes — 23.7%
U.S. Treasury Note 0.875% 11/15/17	22,470,000	22,509,936
U.S. Treasury Note 1.000% 12/15/17	19,040,000	19,118,837
U.S. Treasury Note (f) 1.500% 8/31/18	2,465,000	2,496,775

		44,125,548

TOTAL U.S. TREASURY OBLIGATIONS (Cost $43,879,504)		44,125,548

TOTAL BONDS & NOTES (Cost $178,920,877)		179,221,837

TOTAL LONG-TERM INVESTMENTS (Cost $179,925,351)		180,237,978

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

SHORT-TERM INVESTMENTS — 4.4%
Time Deposits — 4.4%
Euro Time Deposit 0.010%, due 7/01/15	$8,273,443	$8,273,443

TOTAL SHORT-TERM INVESTMENTS (Cost $8,273,443)		8,273,443

TOTAL INVESTMENTS — 101.1% (Cost $188,198,794) (g)		188,511,421

Other Assets/(Liabilities) — (1.1)%		(2,073,746)

NET ASSETS — 100.0%		$186,437,675

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ABS	Asset-Backed Security
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
VRN	Variable Rate Note
WL	Whole Loan
(a)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At June 30, 2015, these securities amounted to a value of $2,195 or 0.00% of net assets.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2015, these securities amounted to a value of $48,845,994 or 26.20% of net assets.
(c)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(d)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At June 30, 2015, these securities amounted to a value of $144,288 or 0.08% of net assets.
(e)	Restricted security. Certain securities are restricted as to resale. At June 30, 2015, these securities amounted to a value of $344,517 or 0.18% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.
(f)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(g)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	81.8%
Cayman Islands	6.4%
Australia	2.3%
Ireland	1.1%
Luxembourg	0.9%
Canada	0.8%
Austria	0.7%
France	0.6%
Italy	0.5%
Switzerland	0.4%
Bermuda	0.4%
Germany	0.3%
Brazil	0.1%
United States Virgin Islands	0.1%
Netherlands	0.1%
Sweden	0.1%
Spain	0.1%
United Kingdom	0.0%
Mexico	0.0%

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Portfolio of Investments

June 30, 2015 (Unaudited)

	Number of Shares	Value
EQUITIES — 99.0%

COMMON STOCK — 99.0%
Basic Materials — 6.5%
Chemicals — 2.8%
A. Schulman, Inc.	16,772	$733,272
Cytec Industries, Inc.	17,392	1,052,738
Intrepid Potash, Inc. (a) (b)	67,320	803,801
Tronox Ltd. Class A	43,380	634,649

		3,224,460

Forest Products & Paper — 1.3%
P.H. Glatfelter Co.	68,500	1,506,315

Mining — 2.4%
Century Aluminum Co. (a)	51,610	538,292
Kaiser Aluminum Corp.	19,830	1,647,476
Osisko Gold Royalties Ltd. (b)	40,776	513,210

		2,698,978

		7,429,753

Communications — 1.2%
Internet — 0.7%
Zynga, Inc. (a)	283,040	809,495

Telecommunications — 0.5%
RigNet, Inc. (a)	17,020	520,301

		1,329,796

Consumer, Cyclical — 12.2%
Airlines — 0.6%
Spirit Airlines, Inc. (a)	10,330	641,493

Apparel — 0.5%
Iconix Brand Group, Inc. (a)	24,130	602,526

Automotive & Parts — 1.8%
Dana Holding Corp.	99,214	2,041,824

Entertainment — 0.8%
International Speedway Corp. Class A	25,060	918,950

Retail — 7.8%
Brinker International, Inc.	24,230	1,396,860
Krispy Kreme Doughnuts, Inc. (a)	31,260	602,068
Mattress Firm Holding Corp. (a) (b)	33,450	2,038,777
Nu Skin Enterprises, Inc. Class A (b)	18,310	862,950
Party City Holdco, Inc. (a)	42,760	866,745
Popeyes Louisiana Kitchen, Inc. (a)	31,110	1,866,289
Texas Roadhouse, Inc.	35,270	1,320,156

		8,953,845

Storage & Warehousing — 0.7%
Wesco Aircraft Holdings, Inc. (a)	56,810	860,672

		14,019,310

Consumer, Non-cyclical — 28.7%
Agriculture — 1.2%
Universal Corp. (b)	24,360	1,396,315

	Number of Shares	Value
Biotechnology — 1.0%
Celldex Therapeutics, Inc. (a) (b)	17,260	$435,297
Ultragenyx Pharmaceutical, Inc. (a)	7,120	729,017

		1,164,314

Commercial Services — 11.1%
ABM Industries, Inc.	38,830	1,276,342
Booz Allen Hamilton Holding Corp.	38,080	961,139
James River Group Holdings Ltd.	26,630	688,918
KAR Auction Services, Inc.	55,650	2,081,310
Korn/Ferry International	64,921	2,257,303
LifeLock, Inc. (a)	65,440	1,073,216
On Assignment, Inc. (a)	35,080	1,377,943
Paylocity Holding Corp. (a) (b)	42,200	1,512,870
Team Health Holdings, Inc. (a)	22,950	1,499,324

		12,728,365

Foods — 2.2%
Pinnacle Foods, Inc.	54,880	2,499,235

Health Care – Products — 2.4%
Dexcom, Inc. (a)	14,399	1,151,632
NxStage Medical, Inc. (a)	39,060	557,972
Spectranetics Corp. (a) (b)	44,910	1,033,379

		2,742,983

Health Care – Services — 4.9%
Acadia Healthcare Co., Inc. (a)	19,580	1,533,701
HealthSouth Corp.	43,131	1,986,614
WellCare Health Plans, Inc. (a)	25,323	2,148,150

		5,668,465

Household Products — 2.7%
Acco Brands Corp. (a)	148,550	1,154,234
Prestige Brands Holdings, Inc. (a)	40,751	1,884,326

		3,038,560

Pharmaceuticals — 3.2%
Acadia Pharmaceuticals, Inc. (a) (b)	20,320	851,001
Aratana Therapeutics, Inc. (a)	30,490	461,009
Axovant Sciences Ltd. (a) (b)	12,070	245,987
Diplomat Pharmacy, Inc. (a)	21,140	946,015
Esperion Therapeutics, Inc. (a)	5,280	431,693
VWR Corp. (a)	29,290	782,922

		3,718,627

		32,956,864

Energy — 3.3%
Energy – Alternate Sources — 1.0%
Renewable Energy Group, Inc. (a)	96,949	1,120,730

Oil & Gas — 1.1%
Suburban Propane Partners LP	1,365	54,436
Western Refining, Inc.	28,240	1,231,829

		1,286,265

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Oil & Gas Services — 0.4%
NOW, Inc. (a) (b)	25,660	$510,891

Pipelines — 0.8%
Cone Midstream Partners LP	50,765	898,540

		3,816,426

Financial — 22.2%
Banks — 6.8%
BancorpSouth, Inc.	74,920	1,929,939
FirstMerit Corp.	79,915	1,664,629
MB Financial, Inc.	54,420	1,874,225
Talmer Bancorp, Inc.	49,810	834,318
Webster Financial Corp.	37,020	1,464,141

		7,767,252

Insurance — 1.8%
Endurance Specialty Holdings Ltd.	21,070	1,384,299
Old Republic International Corp.	44,310	692,565

		2,076,864

Real Estate Investment Trusts (REITS) — 9.2%
Apollo Commercial Real Estate Finance, Inc.	72,497	1,191,125
Chatham Lodging Trust	67,300	1,781,431
CYS Investments, Inc.	180,760	1,397,275
DuPont Fabros Technology, Inc.	38,700	1,139,715
LaSalle Hotel Properties	54,365	1,927,783
National Storage Affiliates Trust	66,890	829,436
STAG Industrial, Inc.	114,990	2,299,800

		10,566,565

Savings & Loans — 4.4%
BankUnited, Inc.	54,079	1,943,059
First Niagara Financial Group, Inc.	139,990	1,321,506
Flagstar Bancorp, Inc. (a)	37,132	686,199
Oritani Financial Corp.	64,880	1,041,324

		4,992,088

		25,402,769

Industrial — 9.0%
Aerospace & Defense — 0.7%
AAR Corp.	25,620	816,509

Building Materials — 1.7%
Boise Cascade Co. (a)	26,370	967,252
Masonite International Corp. (a)	13,610	954,197

		1,921,449

Electrical Components & Equipment — 1.6%
Generac Holdings, Inc. (a) (b)	24,800	985,800
Greatbatch, Inc. (a)	16,445	886,715

		1,872,515

Engineering & Construction — 0.8%
AECOM (a)	25,767	852,372

	Number of Shares	Value
Manufacturing — 1.6%
Matthews International Corp. Class A	16,420	$872,559
SPX Corp.	12,360	894,740

		1,767,299

Transportation — 2.0%
Saia, Inc. (a)	15,626	613,946
Swift Transportation Co. (a)	39,675	899,432
XPO Logistics, Inc. (a) (b)	18,150	820,017

		2,333,395

Trucking & Leasing — 0.6%
The Greenbrier Cos., Inc. (b)	15,660	733,671

		10,297,210

Technology — 13.7%
Computers — 4.2%
CACI International, Inc. Class A (a)	12,630	1,021,641
FleetMatics Group PLC (a) (b)	14,890	697,299
Fortinet, Inc. (a)	34,105	1,409,559
j2 Global, Inc.	25,551	1,735,935

		4,864,434

Semiconductors — 3.5%
Cavium, Inc. (a)	23,270	1,601,209
Cypress Semiconductor Corp.	53,863	633,429
MKS Instruments, Inc.	45,960	1,743,722

		3,978,360

Software — 6.0%
Black Knight Financial Services, Inc. Class A (a)	29,530	911,591
Guidewire Software, Inc. (a)	26,550	1,405,292
Imperva, Inc. (a)	26,390	1,786,603
Proofpoint, Inc. (a)	17,630	1,122,502
SYNNEX Corp.	22,870	1,673,855

		6,899,843

		15,742,637

Utilities — 2.2%
Electric — 2.2%
Allete, Inc.	28,260	1,310,981
Portland General Electric Co.	35,580	1,179,833

		2,490,814

TOTAL COMMON STOCK (Cost $88,296,984)		113,485,579

TOTAL EQUITIES (Cost $88,296,984)		113,485,579

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 10.4%
Diversified Financial — 10.4%
State Street Navigator Securities Lending Prime Portfolio (c)	11,964,352	$11,964,352

TOTAL MUTUAL FUNDS (Cost $11,964,352)		11,964,352

TOTAL LONG-TERM INVESTMENTS (Cost $100,261,336)		125,449,931

	Principal Amount
SHORT-TERM INVESTMENTS — 1.5%
Repurchase Agreement — 1.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/15, 0.010%, due 7/01/15 (d)	$1,678,208	1,678,208

TOTAL SHORT-TERM INVESTMENTS (Cost $1,678,208)		1,678,208

TOTAL INVESTMENTS — 110.9% (Cost $101,939,544) (e)		127,128,139

Other Assets/(Liabilities) — (10.9)%		(12,515,303)

NET ASSETS — 100.0%		$114,612,836

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of June 30, 2015, was $11,677,919 or 10.19% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $1,678,208. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 8/15/39, and an aggregate market value, including accrued interest, of $1,714,364.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Special Situations Fund – Portfolio of Investments

June 30, 2015 (Unaudited)

	Number of Shares	Value
EQUITIES — 99.1%

COMMON STOCK — 99.1%
Communications — 9.8%
Internet — 1.7%
F5 Networks, Inc. (a)	1,560	$187,746
New Media Investment Group, Inc.	8,900	159,577

		347,323

Media — 8.1%
Starz Class A (a)	35,700	1,596,504

		1,943,827

Consumer, Cyclical — 7.3%
Automotive & Parts — 1.9%
Allison Transmission Holdings, Inc.	12,700	371,602

Distribution & Wholesale — 0.4%
WESCO International, Inc. (a)	1,100	75,504

Leisure Time — 1.9%
Jarden Corp. (a)	7,300	377,775

Retail — 3.1%
Vista Outdoor, Inc. (a)	13,800	619,620

		1,444,501

Consumer, Non-cyclical — 39.5%
Biotechnology — 2.2%
Gilead Sciences, Inc.	3,670	429,684

Commercial Services — 1.0%
Sotheby’s	4,400	199,056

Cosmetics & Personal Care — 1.3%
Coty, Inc.	8,300	265,351

Foods — 10.3%
ConAgra Foods, Inc.	1,900	83,068
The J.M. Smucker Co.	3,380	366,426
WhiteWave Foods Co. (a)	32,300	1,578,824

		2,028,318

Health Care – Products — 4.8%
Halyard Health, Inc. (a)	18,500	749,250
West Pharmaceutical Services, Inc.	3,600	209,088

		958,338

Pharmaceuticals — 19.9%
AbbVie, Inc.	6,000	403,140
Mallinckrodt PLC (a)	8,050	947,646
Valeant Pharmaceuticals International, Inc. (a)	3,790	841,948
Zoetis, Inc.	35,900	1,731,098

		3,923,832

		7,804,579

Energy — 11.2%
Oil & Gas — 10.4%
California Resources Corp.	51,200	309,248

	Number of Shares	Value
Murphy USA, Inc. (a)	14,400	$803,808
Phillips 66	11,700	942,552

		2,055,608

Oil & Gas Services — 0.8%
NOW, Inc. (a)	8,000	159,280

		2,214,888

Financial — 3.6%
Diversified Financial Services — 2.2%
Blackhawk Network Holdings, Inc. (a)	10,700	440,840

Real Estate Investment Trusts (REITS) — 1.4%
American Realty Capital Properties, Inc.	22,100	179,673
Communications Sales & Leasing, Inc. (a)	3,500	86,520

		266,193

		707,033

Industrial — 19.7%
Aerospace & Defense — 4.4%
KLX, Inc. (a)	9,000	397,170
United Technologies Corp.	4,160	461,469

		858,639

Electronics — 11.8%
Allegion PLC	16,100	968,254
Keysight Technologies, Inc. (a)	10,100	315,019
Kimball Electronics, Inc. (a)	14,183	206,930
Knowles Corp. (a)	46,400	839,840

		2,330,043

Machinery – Construction & Mining — 0.9%
Hyster-Yale Materials Handling, Inc.	2,600	180,128

Machinery – Diversified — 0.6%
AGCO Corp.	2,100	119,238

Miscellaneous – Manufacturing — 2.0%
Hexcel Corp.	7,900	392,946

		3,880,994

Technology — 8.0%
Computers — 1.0%
Science Applications International Corp.	3,700	195,545

Software — 7.0%
CDK Global, Inc.	25,700	1,387,286

		1,582,831

TOTAL COMMON STOCK (Cost $19,800,547)		19,578,653

TOTAL EQUITIES (Cost $19,800,547)		19,578,653

TOTAL LONG-TERM INVESTMENTS (Cost $19,800,547)		19,578,653

The accompanying notes are an integral part of the financial statements.

MML Special Situations Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.1%
Repurchase Agreement — 1.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/15, 0.010%, due 7/01/15 (b)	$225,846	$225,846

TOTAL SHORT-TERM INVESTMENTS (Cost $225,846)		225,846

TOTAL INVESTMENTS — 100.2% (Cost $20,026,393) (c)		19,804,499

Other Assets/(Liabilities) — (0.2)%		(47,637)

NET ASSETS — 100.0%		$19,756,862

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Maturity value of $225,846. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 7/25/37, and an aggregate market value, including accrued interest, of $232,707.
(c)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	85.1%
Ireland	9.7%
Canada	4.3%

The accompanying notes are an integral part of the financial statements.

MML Strategic Emerging Markets Fund – Portfolio of Investments

June 30, 2015 (Unaudited)

	Number of Shares	Value
EQUITIES — 96.7%

COMMON STOCK — 93.8%
Bermuda — 0.9%
Jardine Strategic Holdings Ltd.	31,362	$949,359

Brazil — 5.4%
AMBEV SA	58,700	358,070
B2W Cia Digital (a)	37,341	244,889
BM&F BOVESPA SA	305,500	1,151,607
Cyrela Brazil Realty SA	91,600	291,673
Diagnosticos da America SA	69,500	226,890
Embraer SA Sponsored ADR (Brazil)	36,880	1,117,095
Estacio Participacoes SA	114,300	661,735
Kroton Educacional SA	230,619	881,946
Natura Cosmeticos SA	22,100	195,759
Sul America SA	73,300	357,647

		5,487,311

Canada — 0.4%
First Quantum Minerals Ltd.	27,539	360,057

Cayman Islands — 16.1%
Alibaba Group Holding Ltd. Sponsored ADR (Cayman Islands) (a)	24,900	2,048,523
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	12,120	2,412,850
China Lodging Group Ltd. Sponsored ADR (Cayman Islands) (a)	492	12,015
Ctrip.com International Ltd. ADR (Cayman Islands) (a)	14,370	1,043,549
Homeinns Hotel Group ADR (Cayman Islands) (a)	18,130	560,580
JD.com, Inc. (a)	59,573	2,031,439
Melco Crown Entertainment Ltd. ADR (Cayman Islands) (b)	57,610	1,130,884
New Oriental Education & Technology Group, Inc. Sponsored ADR (Cayman Islands) (a)	39,680	972,954
Qunar Cayman Islands Ltd. (a) (b)	14,200	608,470
SOHO China Ltd.	491,500	318,867
Tencent Holdings Ltd.	166,659	3,320,425
Tingyi Cayman Islands Holding Corp.	540,000	1,101,677
Want Want China Holdings Ltd.	694,000	731,224
WuXi PharmaTech Cayman, Inc. Sponsored ADR (Cayman Islands) (a)	2,270	95,930

		16,389,387

China — 3.9%
China Life Insurance Co. Ltd.	209,000	898,101
China Oilfield Services Ltd.	192,000	303,073
China Pacific Insurance Group Co. Ltd. Class H	123,600	590,280

	Number of Shares	Value
The People’s Insurance Co. Group Ltd. Class H	415,000	$263,008
PICC Property & Casualty Co. Ltd. Class H	164,000	369,480
Sinopharm Group Co. Ltd. Class H	276,800	1,218,028
Tsingtao Brewery Co. Ltd. Class H	56,000	338,153

		3,980,123

Colombia — 2.6%
Almacenes Exito SA (c)	29,800	259,069
Almacenes Exito SA	41,692	363,595
Bancolombia SA Sponsored ADR (Colombia) (b)	10,860	466,980
Grupo Aval Acciones y Valores (b)	92,940	909,883
Grupo de Inversiones Suramericana SA	47,749	678,511

		2,678,038

Egypt — 0.6%
Commercial International Bank	77,008	571,764

France — 3.1%
Kering	4,255	758,996
LVMH Moet Hennessy Louis Vuitton SE	8,386	1,468,020
Pernod-Ricard SA (b)	8,021	927,967

		3,154,983

Hong Kong — 5.1%
AIA Group Ltd.	253,800	1,652,291
Galaxy Entertainment Group Ltd.	122,000	484,361
Hang Lung Properties Ltd.	421,000	1,248,643
Hang Lung Properties Ltd.	105,000	460,144
Hong Kong Exchanges and Clearing Ltd.	37,847	1,333,814

		5,179,253

India — 14.8%
Ambuja Cements Ltd.	116,860	420,883
Apollo Hospitals Enterprise Ltd.	32,624	674,200
Asian Paints Ltd.	11,857	140,919
Cipla Ltd/India	50,242	486,776
Colgate-Palmolive India Ltd.	6,514	208,781
Divi’s Laboratories Ltd.	1,983	58,638
Dr Reddy’s Laboratories Ltd.	18,867	1,048,342
Glenmark Pharmaceuticals Ltd.	22,808	356,773
Housing Development Finance Corp.	172,370	3,508,109
ICICI Bank Ltd. Sponsored ADR (India)	125,550	1,308,231
Infosys Technologies Ltd.	177,804	2,759,094
Kotak Mahindra Bank Ltd.	12,454	268,389
Larsen & Toubro Ltd.	11,082	309,724
Lupin Ltd.	6,587	194,324
Sun Pharmaceutical Industries Ltd.	33,659	462,353
Tata Consultancy Services Ltd.	29,631	1,186,412

The accompanying notes are an integral part of the financial statements.

MML Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Ultratech Cement Ltd.	10,280	$482,903
Zee Entertainment Enterprises Ltd.	206,786	1,197,548

		15,072,399

Indonesia — 2.4%
Astra International Tbk PT	2,800,500	1,486,266
Indocement Tunggal Prakarsa Tbk PT	277,000	434,068
Semen Indonesia Persero Tbk PT	423,000	380,170
Sumber Alfaria Trijaya Tbk PT	3,700	163
Unilever Indonesia Tbk PT	51,000	152,117

		2,452,784

Italy — 1.6%
Prada SpA	341,000	1,638,787

Luxembourg — 0.9%
Tenaris SA Sponsored ADR (Luxembourg) (b)	31,730	857,345

Malaysia — 1.6%
Genting Bhd	593,700	1,268,371
Genting Malaysia	317,700	352,201

		1,620,572

Mexico — 6.8%
America Movil SAB de CV Sponsored ADR (Mexico)	64,420	1,372,790
Fomento Economico Mexicano SAB de CV	107,087	954,125
Grupo Aeroportuario del Sureste SAB de CV	22,578	320,768
Grupo Financiero Banorte SAB de CV Class O	270,993	1,490,009
Grupo Financiero Inbursa SAB de CV	393,097	891,612
Grupo Televisa SAB Sponsored ADR (Mexico)	36,670	1,423,529
Wal-Mart de Mexico SAB de CV	163,907	400,343

		6,853,176

Netherlands — 0.8%
Yandex NV (a)	50,400	767,088

Nigeria — 1.1%
Guaranty Trust Bank PLC	2,154,453	292,348
Nigerian Breweries PLC	614,578	463,102
Zenith Bank PLC	3,450,396	333,686

		1,089,136

Philippines — 2.4%
Jollibee Foods Corp.	125,080	547,115
SM Investments Corp.	49,950	991,214
SM Prime Holdings, Inc.	1,977,500	875,495

		2,413,824

Republic of Korea — 1.1%
NAVER Corp.	2,015	1,144,477

	Number of Shares	Value
Russia — 6.1%
Alrosa AO (a)	530,209	$605,366
Magnit OJSC (a)	15,357	3,136,024
NovaTek OAO (d)	24,184	2,464,878

		6,206,268

Singapore — 0.0%
Genting Singapore PLC (b)	45,000	29,879

South Africa — 1.1%
MTN Group Ltd.	59,300	1,114,130

Switzerland — 1.2%
Cie Financiere Richemont SA	15,358	1,251,893

Taiwan — 4.6%
MediaTek, Inc.	140,000	1,923,142
Taiwan Semiconductor Manufacturing Co. Ltd.	606,000	2,730,556

		4,653,698

Thailand — 0.8%
Airports of Thailand PCL	26,400	236,834
CP ALL PCL	439,600	601,960

		838,794

Turkey — 2.1%
Anadolu Efes Biracilik Ve Malt Sanayii AS	60,567	546,594
BIM Birlesik Magazalar AS	25,160	450,440
Haci Omer Sabanci Holding AS	235,139	885,175
Ulker Biskuvi Sanayi AS	28,287	196,784

		2,078,993

United Arab Emirates — 1.2%
DP World Ltd.	57,614	1,232,940

United Kingdom — 3.6%
Glencore PLC	291,751	1,171,194
Old Mutual PLC (b)	379,887	1,207,894
SABMiller PLC	21,014	1,089,439
Tullow Oil PLC	43,627	232,685

		3,701,212

United States — 1.5%
Las Vegas Sands Corp.	9,830	516,763
MercadoLibre, Inc. (b)	7,320	1,037,244

		1,554,007

TOTAL COMMON STOCK (Cost $96,879,925)		95,321,677

PREFERRED STOCK — 2.9%
Brazil — 2.5%
Cia Brasileira de Distribuicao Grupo Pao de Acucar Class A 1.710%	43,900	1,034,984
Lojas Americanas SA 0.540%	265,700	1,481,856

		2,516,840

The accompanying notes are an integral part of the financial statements.

MML Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Colombia — 0.3%
Banco Davivienda SA 3.000%	34,216	$351,194

India — 0.1%
Zee Entertainment Enterprises Ltd. 6.000%	5,038,404	67,253

TOTAL PREFERRED STOCK (Cost $3,409,387)		2,935,287

TOTAL EQUITIES (Cost $100,289,312)		98,256,964

MUTUAL FUNDS — 6.9%
United States — 6.9%
State Street Navigator Securities Lending Prime Portfolio (e)	6,998,844	6,998,844

TOTAL MUTUAL FUNDS (Cost $6,998,844)		6,998,844

WARRANTS — 0.0%
Malaysia — 0.0%
Genting BHD, Expires 12/18/18, Strike Price 7.96 (a)	81,500	22,897

TOTAL WARRANTS (Cost $38,402)		22,897

TOTAL LONG-TERM INVESTMENTS (Cost $107,326,558)		105,278,705

	Principal Amount
SHORT-TERM INVESTMENTS — 3.5%
Repurchase Agreement — 3.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 6/30/15, 0.010%, due 7/01/15 (f)	$3,602,212	3,602,212

TOTAL SHORT-TERM INVESTMENTS (Cost $3,602,212)		3,602,212

TOTAL INVESTMENTS — 107.1% (Cost $110,928,770) (g)		108,880,917

Other Assets/(Liabilities) — (7.1)%		(7,261,682)

NET ASSETS — 100.0%		$101,619,235

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of June 30, 2015, was $6,779,574 or 6.67% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2015, these securities amounted to a value of $259,069 or 0.25% of net assets.
(d)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At June 30, 2015, these securities amounted to a value of $2,464,878 or 2.43% of net assets.
(e)	Represents investment of security lending collateral. (Note 2).
(f)	Maturity value of $3,602,213. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 7/25/37, and an aggregate market value, including accrued interest, of $3,675,904.
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MML Series Investment Fund II – Financial Statements

Statements of Assets and Liabilities

June 30, 2015 (Unaudited)

	MML Asset Momentum Fund	MML Dynamic Bond Fund
Assets:
Investments, at value (Note 2) (a)	$18,516,603	$392,819,237
Short-term investments, at value (Note 2) (b)	1,106,512	29,911,125

Total investments (c)	19,623,115	422,730,362

Cash	-	33,196
Foreign currency, at value (d)	-	-
Receivables from:
Investments sold	99,611	12,109,456
Collateral held for reverse repurchase agreements (Note 2)	-	-
Investment adviser (Note 3)	11,497	22,313
Fund shares sold	-	-
Variation margin on open derivative instruments (Note 2)	22,573	-
Interest and dividends	9,413	2,527,289
Foreign taxes withheld	504	-

Total assets	19,766,713	437,422,616

Liabilities:
Payables for:
Investments purchased	91,536	29,750,840
Reverse repurchase agreements (Note 2)	-	-
Interest for reverse repurchase agreements (Note 2)	-	-
Fund shares repurchased	-	-
Investments purchased on a when-issued basis (Note 2)	-	4,495,932
Securities on loan (Note 2)	-	-
Trustees’ fees and expenses (Note 3)	115	2,312
Variation margin on open derivative instruments (Note 2)	-	-
Affiliates (Note 3):
Investment advisory fees	10,403	138,936
Administration fees	2,601	52,101
Service fees	32	32
Due to custodian	10,148	-
Accrued expense and other liabilities	18,044	55,968

Total liabilities	132,879	34,496,121

Net assets	$19,633,834	$402,926,495

Net assets consist of:
Paid-in capital	$20,000,000	$407,140,824
Undistributed (accumulated) net investment income (loss)	1,007	1,053,768
Accumulated net realized gain (loss) on investments and foreign currency transactions	(312,047)	(1,179,170)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(55,126)	(4,088,927)

Net assets	$19,633,834	$402,926,495

(a) Cost of investments:	$18,503,316	$396,908,164
(b) Cost of short-term investments:	$1,106,512	$29,911,125
(c) Securities on loan with market value of:	$-	$-
(d) Cost of foreign currency:	$-	$-

The accompanying notes are an integral part of the financial statements.

MML Equity Rotation Fund	MML High Yield Fund	MML Inflation- Protected and Income Fund	MML Short- Duration Bond Fund	MML Small Cap Equity Fund	MML Special Situations Fund	MML Strategic Emerging Markets Fund

$19,527,148	$141,733,392	$686,964,252	$180,237,978	$125,449,931	$19,578,653	$105,278,705
297,401	3,995,485	134,495,021	8,273,443	1,678,208	225,846	3,602,212

19,824,549	145,728,877	821,459,273	188,511,421	127,128,139	19,804,499	108,880,917

-	-	-	398,327	-	1,610	-
-	-	-	-	-	-	84,716

-	271,540	13,223,404	-	628,048	-	114,964
-	-	2,888,000	-	-	-	-
5,049	13,014	-	771	-	4,833	10,589
-	1,249	1,754,584	1,326	6,738	-	48,639
-	-	-	-	-	-	-
15,649	2,551,813	1,986,939	983,034	250,583	2,058	205,189
-	-	-	-	-	-	6,081

19,845,247	148,566,493	841,312,200	189,894,879	128,013,508	19,813,000	109,351,095

-	-	15,295,134	2,438,303	1,121,884	34,820	180,408
-	-	365,697,218	-	-	-	-
-	-	149,919	-	-	-	-
-	510	95,264	181,779	182,473	-	46,416
-	1,394,534	1,299,903	654,987	-	-	-
-	-	-	-	11,964,352	-	6,998,844
115	14,236	69,264	24,719	29,090	115	7,715
-	-	2,235	21,212	-	-	-

7,944	77,537	217,709	56,864	65,466	10,560	95,349
2,648	19,384	-	24,370	-	2,640	13,622
32	16,361	32,090	14,876	6,934	32	6,048
-	-	94,980	-	-	-	-
8,596	40,778	60,371	40,094	30,473	7,971	383,458

19,335	1,563,340	383,014,087	3,457,204	13,400,672	56,138	7,731,860

$19,825,912	$147,003,153	$458,298,113	$186,437,675	$114,612,836	$19,756,862	$101,619,235

$20,000,000	$148,238,777	$461,319,622	$187,224,303	$72,094,689	$20,000,000	$107,232,381
31,100	2,254,303	(996,706)	522,664	1,716,299	(11,179)	773,747
(51,931)	(1,904,072)	(6,191,956)	(1,665,788)	15,613,261	(10,065)	(4,029,388)
(153,257)	(1,585,855)	4,167,153	356,496	25,188,587	(221,894)	(2,357,505)

$19,825,912	$147,003,153	$458,298,113	$186,437,675	$114,612,836	$19,756,862	$101,619,235

$19,680,405	$143,319,247	$682,723,625	$179,925,351	$100,261,336	$19,800,547	$107,326,558
$297,401	$3,995,485	$134,495,021	$8,273,443	$1,678,208	$225,846	$3,602,212
$-	$-	$-	$-	$11,677,919	$-	$6,779,574
$-	$-	$-	$-	$-	$-	$85,277

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Assets and Liabilities

June 30, 2015 (Unaudited)

	MML Asset Momentum Fund	MML Dynamic Bond Fund
Initial Class shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Class II shares:
Net assets	$19,535,696	$402,827,580

Shares outstanding (a)	1,990,000	40,711,295

Net asset value, offering price and redemption price per share	$9.82	$9.89

Service Class shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Service Class I shares:
Net assets	$98,138	$98,915

Shares outstanding (a)	10,000	10,000

Net asset value, offering price and redemption price per share	$9.81	$9.89

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Equity Rotation Fund	MML High Yield Fund	MML Inflation- Protected and Income Fund	MML Short- Duration Bond Fund	MML Small Cap Equity Fund	MML Special Situations Fund	MML Strategic Emerging Markets Fund

$-	$-	$407,400,087	$-	$103,302,772	$-	$-

-	-	39,843,554	-	9,360,748	-	-

$-	$-	$10.22	$-	$11.04	$-	$-

$19,726,814	$120,832,785	$-	$162,576,210	$-	$19,658,109	$92,188,842

1,990,000	11,886,538	-	16,377,730	-	1,990,000	9,659,013

$9.91	$10.17	$-	$9.93	$-	$9.88	$9.54

$-	$-	$50,898,026	$-	$11,310,064	$-	$-

-	-	5,000,105	-	1,038,099	-	-

$-	$-	$10.18	$-	$10.89	$-	$-

$99,098	$26,170,368	$-	$23,861,465	$-	$98,753	$9,430,393

10,000	2,582,471	-	2,407,366	-	10,000	986,727

$9.91	$10.13	$-	$9.91	$-	$9.88	$9.56

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

	MML Asset Momentum Fund +	MML Dynamic Bond Fund +
Investment income (Note 2):
Dividends (a)	$17,348	$68,931
Interest	4,147	1,291,688
Securities lending net income	-	-

Total investment income	21,495	1,360,619

Expenses (Note 3):
Investment advisory fees	15,342	204,546
Custody fees	765	30,904
Interest expense	-	-
Audit fees	16,162	10,295
Legal fees	19	381
Proxy fees	133	133
Shareholder reporting fees	923	13,400
Trustees’ fees	157	3,167

	33,501	262,826
Administration fees:
Class II	3,816	76,685
Service Class I	19	19
Distribution and Service fees:
Service Class	-	-
Service Class I	32	32

Total expenses	37,368	339,562
Expenses waived (Note 3):
Class II fees reimbursed by adviser	(16,796)	(32,703)
Service Class I fees reimbursed by adviser	(84)	(8)
Class II advisory fees waived	-	-
Service Class I advisory fees waived	-	-

Net expenses	20,488	306,851

Net investment income (loss)	1,007	1,053,768

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(35,198)	(1,179,170)
Futures contracts	(276,864)	-
Swap agreements	-	-
Foreign currency transactions	15	-

Net realized gain (loss)	(312,047)	(1,179,170)

Net change in unrealized appreciation (depreciation) on:
Investment transactions	13,287	(4,088,927)
Futures contracts	(68,432)	-
Swap agreements	-	-
Translation of assets and liabilities in foreign currencies	19	-

Net change in unrealized appreciation (depreciation)	(55,126)	(4,088,927)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(367,173)	(5,268,097)

Net increase (decrease) in net assets resulting from operations	$(366,166)	$(4,214,329)

(a) Net of withholding tax of:	$692	$-
+	Fund commenced operations on May 15, 2015.

The accompanying notes are an integral part of the financial statements.

MML Equity Rotation Fund +	MML High Yield Fund	MML Inflation- Protected and Income Fund	MML Short- Duration Bond Fund	MML Small Cap Equity Fund	MML Special Situations Fund +	MML Strategic Emerging Markets Fund

$47,945	$-	$-	$11,020	$880,930	$9,511	$1,009,418
32	5,166,777	1,137,643	2,157,329	90	32	310
-	-	-	-	141,876	-	22,475

47,977	5,166,777	1,137,643	2,168,349	1,022,896	9,543	1,032,203

11,662	432,497	1,255,329	358,663	366,444	15,517	541,440
206	29,140	43,879	18,760	7,337	196	139,703
-	-	470,198	-	-	-	-
7,274	17,264	17,752	17,529	16,902	6,963	36,164
19	849	2,083	1,102	598	19	566
133	512	511	512	511	133	511
923	7,579	18,883	9,159	5,858	923	5,441
157	4,773	13,197	6,200	3,501	157	3,220

20,374	492,614	1,821,832	411,925	401,151	23,908	727,045

3,868	88,876	-	95,255	-	3,860	101,114
19	19,249	-	13,888	-	19	10,135

-	-	64,151	-	13,292	-	-
32	32,081	-	29,721	-	32	11,750

24,293	632,820	1,885,983	550,789	414,443	27,819	850,044

(7,379)	(17,588)	-	(5,665)	-	(7,062)	(105,770)
(37)	(3,810)	-	(816)	-	(35)	(10,604)
-	(59,253)	-	-	-	-	-
-	(12,829)	-	-	-	-	-

16,877	539,340	1,885,983	544,308	414,443	20,722	733,670

31,100	4,627,437	(748,340)	1,624,041	608,453	(11,179)	298,533

(51,931)	(1,676,569)	2,106,084	575,775	2,681,457	(10,065)	(2,619,231)
-	-	(885,351)	668,287	-	-	-
-	-	(418,798)	(462,528)	-	-	-
-	-	(8,627)	(5,405)	1,119	-	(53,712)

(51,931)	(1,676,569)	793,308	776,129	2,682,576	(10,065)	(2,672,943)

(153,257)	2,888,791	1,555,938	(14,456)	850,659	(221,894)	1,726,256
-	-	297,635	127,151	-	-	-
-	-	233,271	259,615	-	-	-
-	-	3,094	1,938	(8)	-	(72,264)

(153,257)	2,888,791	2,089,938	374,248	850,651	(221,894)	1,653,992

(205,188)	1,212,222	2,883,246	1,150,377	3,533,227	(231,959)	(1,018,951)

$(174,088)	$5,839,659	$2,134,906	$2,774,418	$4,141,680	$(243,138)	$(720,418)

$175	$-	$-	$-	$148	$-	$91,466

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

MML Asset Momentum Fund
Period Ended June 30, 2015 (Unaudited) +
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,007
Net realized gain (loss) on investment transactions	(312,047)
Net change in unrealized appreciation (depreciation) on investments	(55,126)

Net increase (decrease) in net assets resulting from operations	(366,166)

Net fund share transactions (Note 5):
Class II	19,900,000
Service Class I	100,000

Increase (decrease) in net assets from fund share transactions	20,000,000

Total increase (decrease) in net assets	19,633,834
Net assets
End of period	$19,633,834

Undistributed (accumulated) net investment income (loss) included in net assets at end of period	$1,007

+	Fund commenced operations on May 15, 2015.

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund	MML Equity Rotation Fund
Period Ended June 30, 2015 (Unaudited) +	Period Ended June 30, 2015 (Unaudited) +

$1,053,768	$31,100
(1,179,170)	(51,931)
(4,088,927)	(153,257)

(4,214,329)	(174,088)

407,040,824	19,900,000
100,000	100,000

407,140,824	20,000,000

402,926,495	19,825,912

$402,926,495	$19,825,912

$1,053,768	$31,100

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML High Yield Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$4,627,437	$10,260,481
Net realized gain (loss) on investment transactions	(1,676,569)	628,613
Net change in unrealized appreciation (depreciation) on investments	2,888,791	(8,859,880)

Net increase (decrease) in net assets resulting from operations	5,839,659	2,029,214

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	-
Class II	(1,954,687)	(8,714,003)
Service Class	-	-
Service Class I	(406,602)	(1,714,887)

Total distributions from net investment income	(2,361,289)	(10,428,890)

From net realized gains:
Initial Class	-	-
Class II	(666,362)	(5,338,556)
Service Class	-	-
Service Class I	(143,983)	(993,785)

Total distributions from net realized gains	(810,345)	(6,332,341)

Net fund share transactions (Note 5):
Initial Class	-	-
Class II	2,346,874	(854,480)
Service Class	-	-
Service Class I	456,622	5,726,142

Increase (decrease) in net assets from fund share transactions	2,803,496	4,871,662

Total increase (decrease) in net assets	5,471,521	(9,860,355)
Net assets
Beginning of period	141,531,632	151,391,987

End of period	$147,003,153	$141,531,632

Undistributed (accumulated) net investment income (loss) included in net assets at end of period	$2,254,303	$-

Distributions in excess of net investment income included in net assets at end of period	$-	$(11,845)

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund		MML Short-Duration Bond Fund
Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

$(748,340)	$7,290,390	$1,624,041	$2,992,768
793,308	2,144,851	776,129	1,248,480
2,089,938	1,521,314	374,248	(1,311,728)

2,134,906	10,956,555	2,774,418	2,929,520

(60,909)	(9,093,862)	-	-
-	-	(1,026,366)	(4,343,604)
-	(1,368,171)	-	-
-	-	(132,943)	(499,898)

(60,909)	(10,462,033)	(1,159,309)	(4,843,502)

-	(7,105,127)	-	-
-	-	-	(24,648)
-	(1,153,841)	-	-
-	-	-	(2,860)

-	(8,258,968)	-	(27,508)

(7,354,194)	93,431,108	-	-
-	-	(5,281,563)	(27,145,769)
(1,290,319)	(1,080,029)	-	-
-	-	(621,844)	2,836,801

(8,644,513)	92,351,079	(5,903,407)	(24,308,968)

(6,570,516)	84,586,633	(4,288,298)	(26,250,458)

464,868,629	380,281,996	190,725,973	216,976,431

$458,298,113	$464,868,629	$186,437,675	$190,725,973

$(996,706)	$-	$522,664	$57,932

$-	$(187,457)	$-	$-

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Small Cap Equity Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$608,453	$1,299,752
Net realized gain (loss) on investment transactions	2,682,576	18,722,682
Net change in unrealized appreciation (depreciation) on investments	850,651	(7,281,974)

Net increase (decrease) in net assets resulting from operations	4,141,680	12,740,460

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	(985,388)
Class II	-	-
Service Class	-	(72,332)
Service Class I	-	-

Total distributions from net investment income	-	(1,057,720)

From net realized gains:
Initial Class	-	(13,001,220)
Service Class	-	(1,160,019)

Total distributions from net realized gains	-	(14,161,239)

Net fund share transactions (Note 5):
Initial Class	(5,203,443)	2,864,770
Class II	-	-
Service Class	1,013,615	2,453,908
Service Class I	-	-

Increase (decrease) in net assets from fund share transactions	(4,189,828)	5,318,678

Total increase (decrease) in net assets	(48,148)	2,840,179
Net assets
Beginning of period	114,660,984	111,820,805

End of period	$114,612,836	$114,660,984

Undistributed (accumulated) net investment income (loss) included in net assets at end of period	$1,716,299	$1,107,846

+	Fund commenced operations on May 15, 2015.

The accompanying notes are an integral part of the financial statements.

MML Special Situations Fund	MML Strategic Emerging Markets Fund
Period Ended June 30, 2015 (Unaudited) +	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

$(11,179)	$298,533	$400,512
(10,065)	(2,672,943)	1,088,084
(221,894)	1,653,992	(5,836,850)

(243,138)	(720,418)	(4,348,254)

-	-	-
-	-	(286,757)
-	-	-
-	-	(4,290)

-	-	(291,047)

-	-	-
-	-	-

-	-	-

-	-	-
19,900,000	6,982,514	(1,726,527)
-	-	-
100,000	403,762	545,947

20,000,000	7,386,276	(1,180,580)

19,756,862	6,665,858	(5,819,881)

-	94,953,377	100,773,258

$19,756,862	$101,619,235	$94,953,377

$(11,179)	$773,747	$475,214

MML Series Investment Fund II – Financial Statements (Continued)

Statement of Cash Flows

For the Six Months Ended June 30, 2015 (Unaudited)

MML Inflation- Protected and Income Fund
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$2,134,906
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(196,780,820)
Investments sold	167,520,010
(Increase ) decrease to the principal amount of inflation-indexed bonds	1,711,811
(Purchase) Sale of short-term investments, net	66,246,217
Amortization (accretion) of discount and premium, net	1,395,428
(Increase) Decrease in receivable from interest and dividends	53,031
Increase (Decrease) in payable for Trustees' fees and expenses	5,025
Increase (Decrease) in payable for investment advisory fees	(9,828)
Increase (Decrease) in payable for service fees	(674)
Increase (Decrease) in variation margin payable on open derivative instrument	(49,224)
Increase (Decrease) in payable for accrued expenses and other liabilities	(5,205)
Net change in unrealized (appreciation) depreciation on investments	(1,555,938)
Net realized (gain) loss from investments	(2,106,084)

Net cash from (used in) operating activities	38,558,655

Cash flows from (used in) financing activities:
Increase (Decrease) in due to custodian	94,956
Proceeds from shares sold	23,918,101
Payment on shares redeemed	(29,446,281)
Proceeds from reverse repurchase agreements	(76,372,414)
Repayment of reverse repurchase agreements	42,822,514
Increase (Decrease) in collateral held for reverse repurchase agreements	420,030
Increase (Decrease) in payable for interest for reverse repurchase agreements	4,439

Net cash from (used in) financing activities	(38,558,655)

Net increase (decrease) in cash	-
Cash at beginning of period	-

Cash at end of period	$-

Non cash financing activities not included herein consist of:
Reinvestment of all distributions	$60,909
Cash paid out for interest on reverse repurchase agreements	$465,759

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Asset Momentum Fund

		Income (loss) from investment operations							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000‘s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
06/30/15[g,r]	$10.00	$0.00	[d]	$(0.18)	$(0.18)	$9.82	(1.80%	)[b]	$19,536	1.46%	[a]	0.80%	[a]	0.04%	[a]
Service Class I
06/30/15[g,r]	$10.00	$(0.00)[d]		$(0.19)	$(0.19)	$9.81	(1.90%	)[b]	$98	1.71%	[a]	1.05%	[a]	(0.20%	)[a]

Period ended June 30, 2015[b,r]
Portfolio turnover rate	25%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period May 15, 2015 (commencement of operations) through June 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Dynamic Bond Fund

		Income (loss) from investment operations						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000‘s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
06/30/15[g,r]	$10.00	$0.03	$(0.14)	$(0.11)	$9.89	(1.00%	)[b]	$402,828	0.66%	[a]	0.60%	[a]	2.06%	[a]
Service Class I
06/30/15[g,r]	$10.00	$0.02	$(0.13)	$(0.11)	$9.89	(1.10%	)[b]	$99	0.91%	[a]	0.85%	[a]	1.82%	[a]

Period ended June 30, 2015[b,r]
Portfolio turnover rate	73%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period May 15, 2015 (commencement of operations) through June 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Equity Rotation Fund

		Income (loss) from investment operations						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
06/30/15[g,r]	$10.00	$0.02	$(0.11)	$(0.09)	$9.91	(0.90%	)[b]	$19,727	0.94%	[a]	0.65%	[a]	1.20%	[a]
Service Class I
06/30/15[g,r]	$10.00	$0.01	$(0.10)	$(0.09)	$9.91	(0.90%	)[b]	$99	1.18%	[a]	0.90%	[a]	0.96%	[a]

Period ended June 30, 2015[b,r]
Portfolio turnover rate	4%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period May 15, 2015 (commencement of operations) through June 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML High Yield Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
06/30/15[r]	$9.98	$0.33	$0.09	$0.42	$(0.17)	$(0.06)	$(0.23)	$10.17	4.18%	[b]	$120,833	0.83%	[a]	0.70%	[a]	6.46%	[a]
12/31/14	11.03	0.72	(0.57)	0.15	(0.74)	(0.46)	(1.20)	9.98	1.05%		116,277	0.83%		0.69%		6.62%
12/31/13	10.93	0.76	0.38	1.14	(0.74)	(0.30)	(1.04)	11.03	10.84%		129,251	0.84%		0.69%		6.88%
12/31/12	10.03	0.74	0.89	1.63	(0.67)	(0.06)	(0.73)	10.93	16.76%		122,192	0.86%		0.69%		7.01%
12/31/11	10.18	0.75	(0.15)	0.60	(0.75)	-	(0.75)	10.03	6.07%		70,558	0.84%		0.69%		7.28%
12/31/10[g]	10.00	0.48	0.18	0.66	(0.48)	-	(0.48)	10.18	6.79%	[b]	62,005	0.89%	[a]	0.69%	[a]	7.23%	[a]
Service Class I
06/30/15[r]	$9.95	$0.31	$0.09	$0.40	$(0.16)	$(0.06)	$(0.22)	$10.13	4.03%	[b]	$26,170	1.08%	[a]	0.95%	[a]	6.21%	[a]
12/31/14	11.01	0.69	(0.58)	0.11	(0.71)	(0.46)	(1.17)	9.95	0.71%		25,255	1.08%		0.94%		6.38%
12/31/13	10.91	0.73	0.38	1.11	(0.71)	(0.30)	(1.01)	11.01	10.59%		22,141	1.09%		0.94%		6.63%
12/31/12	10.01	0.72	0.89	1.61	(0.65)	(0.06)	(0.71)	10.91	16.53%		16,699	1.11%		0.94%		6.77%
12/31/11	10.17	0.72	(0.15)	0.57	(0.73)	-	(0.73)	10.01	5.77%		7,353	1.09%		0.94%		7.06%
12/31/10[g]	10.00	0.47	0.17	0.64	(0.47)	-	(0.47)	10.17	6.60%	[b]	2,010	1.14%	[a]	0.94%	[a]	7.03%	[a]

	Six months ended June 30, 2015[b,r]	Year ended December 31
		2014	2013	2012	2011	2010[b]
Portfolio turnover rate	40%	79%	113%	95%	69%	72%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period May 3, 2010 (commencement of operations) through December 31, 2010.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Inflation-Protected and Income Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[n]		Interest expense to average daily net assets[p]		Net investment income (loss) to average daily net assets[n]
Initial Class
06/30/15[r]	$10.18	$(0.02)	$0.06	$0.04	$(0.00)[d]	$-	$(0.00)[d]	$10.22	0.51%	[b]	$407,400	0.79%	[a]	0.20%	[a]	(0.30%	)[a]
12/31/14	10.35	0.19	0.16	0.35	(0.29)	(0.23)	(0.52)	10.18	3.45%		412,861	0.73%		0.13%		1.85%
12/31/13	11.86	0.16	(1.16)	(1.00)	(0.21)	(0.30)	(0.51)	10.35	(8.68%	)	326,380	0.77%		0.17%		1.45%
12/31/12	11.56	0.32	0.47	0.79	(0.38)	(0.11)	(0.49)	11.86	6.89%		365,094	0.81%		0.21%		2.70%
12/31/11	10.71	0.51	0.90	1.41	(0.56)	-	(0.56)	11.56	13.49%		357,595	0.76%		0.16%		4.55%
12/31/10	10.38	0.25	0.42	0.67	(0.34)	-	(0.34)	10.71	6.56%		395,893	0.80%		0.21%		2.32%
Service Class
06/30/15[r]	$10.14	$(0.03)	$0.07	$0.04	$-	$-	$-	$10.18	0.39%	[b]	$ 50,898	1.04%	[a]	0.20%	[a]	(0.55%	)[a]
12/31/14	10.32	0.18	0.14	0.32	(0.27)	(0.23)	(0.50)	10.14	3.16%		52,008	0.98%		0.13%		1.75%
12/31/13	11.83	0.13	(1.16)	(1.03)	(0.18)	(0.30)	(0.48)	10.32	(8.95%	)	53,902	1.02%		0.17%		1.20%
12/31/12	11.53	0.29	0.47	0.76	(0.35)	(0.11)	(0.46)	11.83	6.65%		65,419	1.06%		0.21%		2.44%
12/31/11	10.69	0.45	0.92	1.37	(0.53)	-	(0.53)	11.53	13.15%		47,034	1.01%		0.16%		4.04%
12/31/10	10.36	0.22	0.43	0.65	(0.32)	-	(0.32)	10.69	6.32%		31,557	1.05%		0.21%		2.06%

	Six months ended June 30, 2015[b,r]	Year ended December 31
		2014	2013	2012	2011	2010
Portfolio turnover rate	26%	67%	57%	31%	35%	44%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
n	Includes interest expense.
p	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements is included in interest income in the Statements of Operations.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Short-Duration Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
06/30/15[r]	$9.84	$0.09	$0.06	$0.15	$(0.06)	$-	$(0.06)	$9.93	1.54%	[b]	$162,576	0.56%	[a]	0.55%	[a]	1.77%	[a]
12/31/14	9.94	0.15	(0.01)	0.14	(0.24)	(0.00)[d]	(0.24)	9.84	1.46%		166,438	0.55%		0.55%	[k]	1.50%
12/31/13	10.10	0.14	(0.05)	0.09	(0.20)	(0.05)	(0.25)	9.94	0.89%		195,279	0.55%		0.55%	[k]	1.38%
12/31/12	10.25	0.16	0.14	0.30	(0.20)	(0.25)	(0.45)	10.10	3.00%		166,054	0.58%		0.55%		1.58%
12/31/11	10.13	0.15	0.22	0.37	(0.17)	(0.08)	(0.25)	10.25	3.65%		204,222	0.55%		0.55%		1.49%
12/31/10[g]	10.00	0.12	0.16	0.28	(0.15)	-	(0.15)	10.13	2.84%	[b]	200,161	0.57%	[a]	0.55%	[a]	1.83%	[a]
Service Class I
06/30/15[r]	$9.83	$0.07	$0.07	$0.14	$(0.06)	$-	$(0.06)	$9.91	1.38%	[b]	$23,861	0.81%	[a]	0.80%	[a]	1.52%	[a]
12/31/14	9.94	0.12	(0.01)	0.11	(0.22)	(0.00)[d]	(0.22)	9.83	1.11%		24,288	0.80%		0.80%	[k]	1.26%
12/31/13	10.09	0.11	(0.03)	0.08	(0.18)	(0.05)	(0.23)	9.94	0.74%		21,697	0.80%		0.80%	[k]	1.13%
12/31/12	10.24	0.14	0.14	0.28	(0.18)	(0.25)	(0.43)	10.09	2.77%		20,825	0.83%		0.80%		1.35%
12/31/11	10.13	0.13	0.21	0.34	(0.15)	(0.08)	(0.23)	10.24	3.32%		13,085	0.80%		0.80%		1.26%
12/31/10[g]	10.00	0.10	0.17	0.27	(0.14)	-	(0.14)	10.13	2.74%	[b]	6,225	0.82%	[a]	0.80%	[a]	1.48%	[a]

	Six months ended June 30, 2015[b,r]	Year ended December 31
		2014	2013	2012	2011	2010[b,q]
Portfolio turnover rate	20%	86%	114%	322%	317%	214%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period May 3, 2010 (commencement of operations) through December 31, 2010.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Securities received from subscriptions in-kind had no impact on portfolio turnover.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Small Cap Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Initial Class
06/30/15[r]	$10.64	$0.06	$0.34	$0.40	$-	$-	$-	$11.04	3.69%	[b]	$103,303	0.70%	[a]	1.09%	[a]
12/31/14	10.97	0.13	1.11	1.24	(0.11)	(1.46)	(1.57)	10.64	12.16%		104,745	0.70%		1.19%
12/31/13	8.82	0.09	3.39	3.48	(0.11)	(1.22)	(1.33)	10.97	41.02%		104,147	0.72%		0.86%
12/31/12	7.57	0.09	1.29	1.38	-	(0.13)	(0.13)	8.82	18.39%		82,675	0.82%		1.09%
12/31/11	9.27	0.05	(0.32)	(0.27)	(0.09)	(1.34)	(1.43)	7.57	(2.17%	)	93,881	0.77%		0.59%
12/31/10	7.57	0.06	1.70	1.76	(0.06)	-	(0.06)	9.27	23.38%		130,680	0.76%		0.70%
Service Class
06/30/15[r]	$10.52	$0.05	$0.32	$0.37	$-	$-	$-	$10.89	3.56%	[b]	$11,310	0.95%	[a]	0.87%	[a]
12/31/14	10.87	0.10	1.10	1.20	(0.09)	(1.46)	(1.55)	10.52	11.88%		9,916	0.95%		0.94%
12/31/13	8.76	0.06	3.36	3.42	(0.09)	(1.22)	(1.31)	10.87	40.67%		7,674	0.97%		0.63%
12/31/12	7.53	0.08	1.28	1.36	-	(0.13)	(0.13)	8.76	18.09%		4,545	1.07%		0.96%
12/31/11	9.23	0.03	(0.32)	(0.29)	(0.07)	(1.34)	(1.41)	7.53	(2.41%	)	3,090	1.02%		0.37%
12/31/10	7.54	0.04	1.69	1.73	(0.04)	-	(0.04)	9.23	23.08%		2,805	1.01%		0.51%

	Six months ended June 30, 2015[b,r]	Year ended December 31
		2014	2013	2012	2011	2010
Portfolio turnover rate	21%	65%	65%	92%	103%	62%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Special Situations Fund

		Income (loss) from investment operations						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
06/30/15[g,r]	$10.00	$(0.01)	$(0.11)	$(0.12)	$9.88	(1.20%	)[b]	$19,658	1.07%	[a]	0.80%	[a]	(0.43%	)[a]
Service Class I
06/30/15[g,r]	$10.00	$(0.01)	$(0.11)	$(0.12)	$9.88	(1.20%	)[b]	$99	1.32%	[a]	1.05%	[a]	(0.67%	)[a]

Period ended June 30, 2015 [b,r]
Portfolio turnover rate	3%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period May 15, 2015 (commencement of operations) through June 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Strategic Emerging Markets Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
06/30/15[r]	$9.63	$0.03	$(0.12)	$(0.09)	$-	$-	$-	$9.54	(0.83%	)[b]	$92,189	1.63%	[a]	1.40%	[a]	0.60%	[a]
12/31/14	10.21	0.04	(0.59)	(0.55)	(0.03)	-	(0.03)	9.63	(5.41%	)	85,833	1.70%		1.40%		0.42%
12/31/13	10.91	0.08	(0.78)	(0.70)	-	-	-	10.21	(6.42%	)	91,651	1.56%		1.40%		0.82%
12/31/12	9.43	0.06	1.47	1.53	(0.05)	-	(0.05)	10.91	16.20%		46,830	1.63%		1.40%		0.56%
12/31/11	13.31	0.03	(2.96)	(2.93)	(0.07)	(0.88)	(0.95)	9.43	(22.26%	)	17,992	1.70%		1.40%		0.28%
12/31/10	11.80	0.04	1.96	2.00	(0.04)	(0.45)	(0.49)	13.31	16.99%		180	1.65%		1.40%		0.37%
Service Class I
06/30/15[r]	$9.65	$0.02	$(0.11)	$(0.09)	$-	$-	$-	$9.56	(0.93%	)[b]	$9,430	1.88%	[a]	1.65%	[a]	0.35%	[a]
12/31/14	10.23	0.01	(0.59)	(0.58)	(0.00)[d]	-	(0.00)[d]	9.65	(5.63%	)	9,120	1.95%		1.65%		0.14%
12/31/13	10.97	0.08	(0.82)	(0.74)	-	-	-	10.23	(6.75%	)	9,122	1.81%		1.65%		0.76%
12/31/12	9.48	0.03	1.48	1.51	(0.02)	-	(0.02)	10.97	15.91%		8,851	1.88%		1.65%		0.26%
12/31/11	13.32	0.11	(3.07)	(2.96)	(0.00)[d]	(0.88)	(0.88)	9.48	(22.44%	)	7,183	1.95%		1.65%		0.84%
12/31/10	11.82	0.01	1.95	1.96	(0.01)	(0.45)	(0.46)	13.32	16.75%		27,037	1.90%		1.65%		0.12%

	Six months ended June 30, 2015[b,r]	Year ended December 31
		2014	2013	2012	2011	2010
Portfolio turnover rate	19%	44%	145%	62%	75%	45%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

1.	The Funds

MML Series Investment Fund II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 8, 2005, which was amended and restated as of February 28, 2005 and December 15, 2011, as it may be further amended from time to time. The following are nine series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MML Asset Momentum Fund (“Asset Momentum Fund”)

MML Dynamic Bond Fund (“Dynamic Bond Fund”)

MML Equity Rotation Fund (“Equity Rotation Fund”)

MML High Yield Fund (“High Yield Fund”)

MML Inflation-Protected and Income Fund (“Inflation-Protected and Income Fund”)

MML Short-Duration Bond Fund (“Short-Duration Bond Fund”)

MML Small Cap Equity Fund (“Small Cap Equity Fund”)

MML Special Situations Fund (“Special Situations Fund”)

MML Strategic Emerging Markets Fund (“Strategic Emerging Markets Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company are the record owners of all of the outstanding shares of the Funds.

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment	Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities with remaining maturities of 60 days or less are valued at either amortized cost or at original cost plus accrued interest, whichever the Funds’ investment adviser determines more closely approximates current market value. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Notes to Financial Statements (Unaudited) (Continued)

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

[1]	The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Notes to Financial Statements (Unaudited) (Continued)

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned significant inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The High Yield Fund characterized all investments at Level 2, as of June 30, 2015. The Equity Rotation Fund, Small Cap Equity Fund, and Special Situations Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of June 30, 2015. For each Fund noted in the preceding sentences, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level, as of June 30, 2015, for the remaining Funds’ investments:

	Level 1	Level 2	Level 3	Total
Asset Momentum Fund
Asset Investments
Common Stock	$11,258,581	$1,728,471	$-	$12,987,052
Corporate Debt	-	3,003,181	-	3,003,181
U.S. Treasury Obligations	-	1,999,268	-	1,999,268
Mutual Funds	499,702	-	-	499,702
Purchased Options	27,400	-	-	27,400
Short-Term Investments	-	1,106,512	-	1,106,512

Total Investments	$11,785,683	$7,837,432	$-	$19,623,115

Notes to Financial Statements (Unaudited) (Continued)

	Level 1	Level 2	Level 3	Total
Asset Momentum Fund (Continued)
Asset Derivatives
Futures Contracts	$9,354	$-	$-	$9,354

Liability Derivatives
Futures Contracts	$(77,786)	$-	$-	$(77,786)

Dynamic Bond Fund
Asset Investments
Corporate Debt	$-	$116,874,346	$-	$116,874,346
Municipal Obligations	-	11,380,542	-	11,380,542
Non-U.S. Government Agency Obligations	-	99,237,636	-	99,237,636
Sovereign Debt Obligations	-	4,823,050	-	4,823,050
U.S. Government Agency Obligations and Instrumentalities	-	55,857,530	-	55,857,530
U.S. Treasury Obligations	-	94,687,921	-	94,687,921
Mutual Funds	9,958,212	-	-	9,958,212
Short-Term Investments	-	29,911,125	-	29,911,125

Total Investments	$9,958,212	$412,772,150	$-	$422,730,362

Inflation-Protected and Income Fund
Asset Investments
Corporate Debt	$-	$37,887,841	$-	$37,887,841
Municipal Obligations	-	1,389,952	-	1,389,952
Non-U.S. Government Agency Obligations	-	210,063,555	1,035,657	211,099,212
U.S. Government Agency Obligations and Instrumentalities	-	1,593,325	-	1,593,325
U.S. Treasury Obligations	-	434,928,206	-	434,928,206
Purchased Options	-	65,716	-	65,716
Short-Term Investments	-	134,495,021	-	134,495,021

Total Investments	$-	$820,423,616	$1,035,657	$821,459,273

Asset Derivatives
Futures Contracts	$529	$-	$-	$529

Liability Derivatives
Futures Contracts	$(74,002)	$-	$-	$(74,002)

Short-Duration Bond Fund
Asset Investments
Preferred Stock	$1,016,141	$-	$-	$1,016,141
Corporate Debt	-	69,987,621	-	69,987,621
Municipal Obligations	-	987,139	-	987,139
Non-U.S. Government Agency Obligations	-	51,214,727	488,805	51,703,532
U.S. Government Agency Obligations and Instrumentalities	-	12,417,997	-	12,417,997
U.S. Treasury Obligations	-	44,125,548	-	44,125,548
Short-Term Investments	-	8,273,443	-	8,273,443

Total Investments	$1,016,141	$187,006,475	$488,805	$188,511,421

Asset Derivatives
Futures Contracts	$80,861	$-	$-	$80,861

Liability Derivatives
Futures Contracts	$(36,992)	$-	$-	$(36,992)

Notes to Financial Statements (Unaudited) (Continued)

	Level 1	Level 2		Level 3	Total
Strategic Emerging Markets Fund
Asset Investments
Common Stock	$26,961,135	$68,360,542	*	$-	$95,321,677
Preferred Stock	-	2,935,287		-	2,935,287
Mutual Funds	6,998,844	-		-	6,998,844
Warrants	-	22,897		-	22,897
Short-Term Investments	-	3,602,212		-	3,602,212

Total Investments	$33,959,979	$74,920,938		$-	$108,880,917

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their applicable foreign markets.

The following tables show Funds with certain assets and liabilities, which approximate fair value and would be categorized at Level 2 as of June 30, 2015.

Statements of Assets and Liabilities location:	Asset Momentum Fund	Dynamic Bond Fund	High Yield Fund	Inflation- Protected and Income Fund	Short- Duration Bond Fund

Receivables from:
Collateral held for reverse repurchase agreements				X

Payables for:
Reverse repurchase agreements				X
Investments purchased on a when-issued basis		X	X	X	X
Due to custodian	X			X

Statements of Assets and Liabilities location:	Small Cap Equity Fund	Strategic Emerging Markets Fund

Payables for:

Securities on loan	X	X

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/14	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3*	Transfers (out) of Level 3*	Balance as of 6/30/15	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 6/30/15
Inflation-Protected and Income Fund
Non-U.S. Government Agency Obligations†	$264,636	$-	$117	$(1)	$538,987	$(128,802)	$-	$-	$674,937	$(1)
Non-U.S. Government Agency Obligations	-	-	-	-	399,997	(39,277)	-	-	360,720	-

	$264,636	$-	$117	$(1)	$938,984	$(168,079)	$-	$-	$1,035,657	$(1)

Short-Duration Bond Fund
Non-U.S. Government Agency Obligations†	$165,398	$-	$54	$7	$249,531	$(70,473)	$-	$-	$344,517	$7
Non-U.S. Government Agency Obligations	-	-	-	-	159,999	(15,711)	-	-	144,288	-

	$165,398	$-	$54	$7	$409,530	$(86,184)	$-	$-	$488,805	$7

Notes to Financial Statements (Unaudited) (Continued)

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year.
†	Represents (i) an illiquid 144A security valued by a broker quote or vendor price or (ii) a restricted security issued by a non-public entity valued by a broker quote or vendor price.

The Funds had no transfers between Level 1, Level 2, and Level 3 of the fair value hierarchy during the period ended June 30, 2015. The Funds recognize transfers between the Levels as of the beginning of the year.

None of the unobservable inputs, individually or collectively, had a material impact on the Fund(s).

Derivative	Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Gains or losses from derivatives can be substantially greater than the derivatives original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the period ended June 30, 2015, the following table shows how the Fund used these types of derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use	Asset Momentum Fund	Inflation- Protected and Income Fund	Short- Duration Bond Fund	Strategic Emerging Markets Fund
Futures Contracts*
Hedging/Risk Management	A	A	A
Duration/Credit Quality Management	M	A	A
Substitution for Direct Investment	A	A	A
Intention to Create Investment Leverage in Portfolio	M	M	M

Interest Rate Swaps**
Hedging/Risk Management		A	A
Duration Management		M	M
Asset/Liability Management		M	M
Substitution for Direct Investment		M	M
Intention to Create Investment Leverage in Portfolio		M	M

Credit Default Swaps (Protection Buyer)
Hedging/Risk Management		A	A
Duration/Credit Quality Management		A	A
Income		A	A
Substitution for Direct Investment		A	M
Intention to Create Investment Leverage in Portfolio		M	M

Options (Purchased)
Hedging/Risk Management	A	A	A
Duration/Credit Quality Management	M	A	A
Substitution for Direct Investment	A	A	A
Directional Investment	M	A	A
Intention to Create Investment Leverage in Portfolio	M	M	M

Rights and Warrants
Result of a Corporate Action				A
*	Includes any options purchased or written on futures contracts, if applicable.
**	Includes any caps, floors, and collars, and related purchased or written options, if applicable.

Notes to Financial Statements (Unaudited) (Continued)

At June 30, 2015, and during the period then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Commodity Risk	Total
Asset Momentum Fund
Asset Derivatives
Purchased Options*	$-	$27,400	$-	$-	$-	$27,400
Futures Contracts^^	-	-	-	-	9,354	9,354

Total Value	$-	$27,400	$-	$-	$9,354	$36,754

Liability Derivatives
Futures Contracts^^	$-	$(68,955)	$(8,831)	$-	$-	$(77,786)

Realized Gain (Loss)#
Futures Contracts	$-	$(278,696)	$1,832	$-	$-	$(276,864)

Change in Appreciation (Depreciation)##
Purchased Options	$-	$(14,348)	$-	$-	$-	$(14,348)
Futures Contracts	-	(68,955)	(8,831)	-	9,354	(68,432)

Total Change in Appreciation (Depreciation)	$-	$(83,303)	$(8,831)	$-	$9,354	$(82,780)

Number of Contracts, Notional Amounts or Shares/Units†
Purchased Options	-	450	-	-	-	450
Futures Contracts	-	53	8	-	10	71

Inflation-Protected and Income Fund
Asset Derivatives
Purchased Options*	$-	$-	$65,716	$-	$-	$65,716
Futures Contracts^^	-	-	-	529	-	529

Total Value	$-	$-	$65,716	$529	$-	$66,245

Liability Derivatives
Futures Contracts^^	$-	$-	$-	$(74,002)	$-	$(74,002)

Realized Gain (Loss)#
Purchased Options	$-	$-	$-	$375,282	$-	$375,282
Futures Contracts	-	-	-	(885,351)	-	(885,351)
Swap Agreements	(47,216)	-	-	(371,582)	-	(418,798)

Total Realized Gain (Loss)	$(47,216)	$-	$-	$(881,651)	$-	$(928,867)

Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$(7,056)	$(137,394)	$-	$(144,450)
Futures Contracts	-	-	-	297,635	-	297,635
Swap Agreements	24,527	-	-	208,744	-	233,271

Total Change in Appreciation (Depreciation)	$24,527	$-	$(7,056)	$368,985	$-	$386,456

Number of Contracts Notional Amounts or Shares/Units†
Purchased Options	$-	$-	$14,000,000	$15,435,000	$-	$29,435,000
Futures Contracts	-	-	-	220	-	220
Swap Agreements	$9,150,000	$-	$-	$4,645,000	$-	$13,795,000

Notes to Financial Statements (Unaudited) (Continued)

	Credit Risk	Equity Risk		Foreign Exchange Risk	Interest Rate Risk	Commodity Risk	Total
Short-Duration Bond Fund
Asset Derivatives
Futures Contracts^^	$-	$-		$-	$80,861	$-	$80,861

Liability Derivatives
Futures Contracts^^	$-	$-		$-	$(36,992)	$-	$(36,992)

Realized Gain (Loss)#
Purchased Options	$-	$-		$-	$436,309	$-	$436,309
Futures Contracts	-	-		-	668,287	-	668,287
Swap Agreements	(30,834)	-		-	(431,694)	-	(462,528)

Total Realized Gain (Loss)	$(30,834)	$-		$-	$672,902	$-	$642,068

Change in Appreciation (Depreciation)##
Purchased Options	$-	$-		$-	$(159,736)	$-	$(159,736)
Futures Contracts	-	-		-	127,151	-	127,151
Swap Agreements	16,942	-		-	242,673	-	259,615

Total Change in Appreciation (Depreciation)	$16,942	$-		$-	$210,088	$-	$227,030

Number of Contracts, Notional Amounts or Shares/Units†
Purchased Options	$-	$-		$-	$17,945,000	$-	$17,945,000
Futures Contracts	-	-		-	611	-	611
Swap Agreements	$7,050,000	$-		$-	$5,400,000	$-	$12,450,000

Strategic Emerging Markets Fund
Asset Derivatives
Warrants*	$-	$22,897		$-	$-	$-	$22,897

Realized Gain (Loss)#
Rights	$-	$16		$-	$-	$-	$16

Change in Appreciation (Depreciation)##
Warrants	$-	$(42,136)		$-	$-	$-	$(42,136)

Number of Contracts Notional Amounts or Shares/Units†
Warrants	-	81,500		-	-	-	81,500
Rights	-	0	**	-	-	-	0

*	Statements of Assets and Liabilities location: Investments, at value.
^^	Cumulative appreciation (depreciation) on futures contracts is reported in “Futures Contracts” below. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, or swap agreements, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, or swap agreements, as applicable.
†	Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for swap agreements, shares/units outstanding for rights and warrants, or notional amounts and/or shares/units outstanding, as applicable, for purchased options, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the period ended June 30, 2015.
**	Shares are less than 0.05.

Notes to Financial Statements (Unaudited) (Continued)

The following table presents the Funds’ derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Fund(s) as of June, 30, 2015.

Counterparty	Derivative Assets Subject to a MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received**	Net Amount*
Inflation-Protected and Income Fund
HSBC Bank PLC	$65,716	$-	$-	$65,716

*	Represents the net amount receivable from the counterparty in the event of default.
**	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†	The amount presented here may be less than the total amount shown in the Statements of Assets and Liabilities as some derivatives held by the counterparty are not covered within the master netting agreements.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund(s) and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Further details regarding the derivatives and other investments held by the Fund(s) during the period ended June, 30, 2015, are discussed below.

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Notes to Financial Statements (Unaudited) (Continued)

The Fund(s) listed in the following table had open futures contracts at June 30, 2015:

	Expiration Date	Number of Contracts	Notional Amount	Net Unrealized Appreciation/ (Depreciation)
Asset Momentum Fund
Futures Contracts — Long
U.S. Dollar Index	09/14/15	8	$765,288	$(8,831)
Mini MSCI EAFE	09/18/15	11	1,008,700	(26,935)
Mini MSCI Emerging Market	09/18/15	20	959,400	(8,673)
S&P 500 E Mini Index	09/18/15	22	2,259,840	(33,347)
Natural Gas	11/25/15	10	313,400	9,354

				$(68,432)

Inflation-Protected and Income Fund
Futures Contracts — Long
U.S. Ultra Bond	09/21/15	1	$154,063	$(753)

Futures Contracts — Short
U.S. Long Bond	09/21/15	1	$(150,844)	$529
U.S. Treasury Note 10 Year	09/21/15	32	(4,037,500)	(12,277)
U.S. Treasury Note 2 Year	09/30/15	173	(37,876,187)	(54,547)
U.S. Treasury Note 5 Year	09/30/15	54	(6,439,922)	(6,425)

				$(72,720)

Short-Duration Bond Fund
Futures Contracts — Long
U.S. Treasury Note 2 Year	09/30/15	201	$44,006,437	$60,789
U.S. Treasury Note 5 Year	09/30/15	353	42,098,008	(36,992)

				$23,797

Futures Contracts — Short
U.S. Treasury Note 10 Year	09/21/15	41	$(5,173,047)	$20,072

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Notes to Financial Statements (Unaudited) (Continued)

Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, acceleration, default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on a Fund’s Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s

Notes to Financial Statements (Unaudited) (Continued)

Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

Options, Rights, and Warrants

A Fund may purchase call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Purchasing call options. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities,

Notes to Financial Statements (Unaudited) (Continued)

including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) (for U.S. Treasury inflation-indexed bonds) or, generally, by a comparable inflation index calculated by the foreign government issuing the inflation-indexed bonds.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Any adjustments to the principal amount of an inflation-indexed bond due to inflation will be reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions.

The value of inflation-indexed bonds is generally based on changes in real interest rates, which in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation, or that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States. Additionally, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Bank Loans

Certain of the Funds may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the

Notes to Financial Statements (Unaudited) (Continued)

borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At June 30, 2015, the Funds had no unfunded loan commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price (typically equal to the original sale price plus interest). During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the purchase price received by it from the counterparty.

Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements generally create investment leverage and involve the risk that the market value of the security that a Fund is obligated to repurchase under the agreement may decline below the repurchase price. For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest payments to be made to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of reverse repurchase agreements, face value approximates fair value. Interest payments made by a Fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for a security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

Reverse repurchase transactions are entered into by a Fund under a Master Repurchase Agreement (“MRA”), which permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and creates one single net payment due to or from the Fund. With reverse repurchase transactions, typically a Fund and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

In the event the buyer of securities under a MRA files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of its securities may be restricted or forfeited, and the counterparty may fail to return/resell the securities in question to the Fund.

Notes to Financial Statements (Unaudited) (Continued)

The following table is a summary of the Fund(s) open reverse repurchase agreements which are subject to a MRA on a net basis at June 30, 2015:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral*	Cash Collateral Pledged*	Net Amount
Inflation-Protected and Income Fund
Banque Paribas	$(104,392,000)	$103,875,000	$517,000	$-
Daiwa Securities	(53,460,975)	52,945,975	515,000	-
Goldman Sachs & Co.	(82,852,118)	82,442,118	410,000	-
HSBC Finance Corp.	(104,764,450)	103,604,450	1,160,000	-
Morgan Stanley	(20,227,675)	19,941,675	286,000	-

	$(365,697,218)	$362,809,218	$2,888,000	$-

*	Collateral with a value of $370,797,366 has been pledged in connection with open reverse repurchase transactions. Excess collateral pledged to the individual counterparty is not shown for financial reporting purposes.

The Fund(s) listed in the following table had open reverse repurchase transactions at June 30, 2015:

Description	Value
Inflation-Protected and Income Fund
Agreement with Banque Paribas, dated 6/02/15, 0.330%, to be repurchased on demand until 9/02/15 at value plus accrued interest.	$5,410,000
Agreement with Banque Paribas, dated 6/03/15, 0.340%, to be repurchased on demand until 9/02/15 at value plus accrued interest.	98,982,000
Agreement with Daiwa Securities, dated 5/06/15, 0.270%, to be repurchased on demand until 7/08/15 at value plus accrued interest.	53,460,975
Agreement with Goldman Sachs & Co., dated 5/07/15, 0.250%, to be repurchased on demand until 7/09/15 at value plus accrued interest.	79,873,510
Agreement with Goldman Sachs & Co., dated 5/07/15, 0.290%, to be repurchased on demand until 7/09/15 at value plus accrued interest.	2,978,608
Agreement with HSBC Finance Corp., dated 4/07/15, 0.300%, to be repurchased on demand until 7/07/15 at value plus accrued interest.	73,076,700
Agreement with HSBC Finance Corp., dated 6/04/15, 0.280%, to be repurchased on demand until 8/04/15 at value plus accrued interest.	31,687,750
Agreement with Morgan Stanley & Co., dated 5/05/15, 0.300%, to be repurchased on demand until 8/05/15 at value plus accrued interest.	20,227,675

$365,697,218

Average balance outstanding	$217,373,309
Maximum balance outstanding	$403,766,578
Average interest rate	0.25%
Weighted average maturity	48 days

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into reverse repurchase transactions.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular

Notes to Financial Statements (Unaudited) (Continued)

securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Securities Lending

Each Fund may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“agent”). The Lending Agreement authorizes the agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each a “Borrower”).

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash or securities adjusted daily to have market value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the Borrower of the securities fail financially. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At June 30, 2015, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan.

The Funds employ the agent to implement their securities lending program and the agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the securities lending agent or Borrower, respectively. For the period ended June 30, 2015, the Fund(s) earned securities lending net income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Small Cap Equity Fund	$177,345	$35,469	$141,876
Strategic Emerging Markets Fund	28,094	5,619	22,475

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon

Notes to Financial Statements (Unaudited) (Continued)

as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets.

Foreign Securities

The Strategic Emerging Markets Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly for the Dynamic Bond Fund, High Yield Fund, Inflation-Protected and Income Fund, and Short-Duration Bond Fund and annually for the Asset Momentum Fund, Equity Rotation Fund, Small Cap Equity Fund, Special Situations Fund, and Strategic Emerging Markets Fund and at other times as may be required to satisfy tax or regulatory requirements. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

Notes to Financial Statements (Unaudited) (Continued)

3.	Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, at the following annual rates:

Asset Momentum Fund	0.60% on the first $500 million; and
0.55% on any excess over $500 million
Dynamic Bond Fund	0.40% on the first $1 billion; and
0.35% on any excess over $1 billion
Equity Rotation Fund	0.45% on the first $500 million; and
0.40% on any excess over $500 million
High Yield Fund	0.60% on the first $300 million; and
0.575% on any excess over $300 million
Inflation-Protected and Income Fund	0.60% on the first $100 million;
0.55% on the next $200 million;
0.50% on the next $200 million; and
0.45% on any excess over $500 million
Short-Duration Bond Fund*	0.35% on the first $300 million; and
0.30% on any excess over $300 million
Small Cap Equity Fund	0.65% on the first $100 million;
0.60% on the next $100 million;
0.55% on the next $300 million; and
0.50% on any excess over $500 million
Special Situations Fund	0.60% on the first $500 million; and
0.55% on any excess over $500 million
Strategic Emerging Markets Fund	1.05% on the first $500 million; and
1.00% on any excess over $500 million

*	Prior to May 1, 2015, the investment advisory fees were as follows:

Short-Duration Bond Fund	0.40% on the first $300 million; and
0.35% on any excess over $300 million

MML Advisers has entered into investment subadvisory agreements with Babson Capital Management LLC (“Babson Capital”), a wholly-owned subsidiary of MM Asset Management Holding LLC, itself a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual, on behalf of certain Funds. These agreements provide that Babson Capital manage the investment and reinvestment of assets of these Funds. Babson Capital receives a subadvisory fee from MML Advisers based upon each Fund’s average daily net assets, at the following annual rates:

Asset Momentum Fund	0.475%
Equity Rotation Fund	0.30%
High Yield Fund	0.20%
Inflation-Protected and Income Fund	0.08%
Short-Duration Bond Fund	0.08%
Special Situations Fund	0.45%

Notes to Financial Statements (Unaudited) (Continued)

In addition, Cornerstone Real Estate Advisers LLC (“Cornerstone”) serves as sub-subadviser for the High Yield Fund, Inflation-Protected and Income Fund, and Short-Duration Bond Fund and is primarily responsible for managing each Fund’s commercial mortgage-backed securities. Cornerstone is a wholly-owned subsidiary of Babson Capital. The appointment of Cornerstone as a sub-subadviser to each Fund does not relieve Babson Capital of any obligation or liability to any of the Funds that it would otherwise have pursuant to investment subadvisory agreements between MML Advisers and Babson Capital with respect to each Fund, and any and all acts and omissions of Cornerstone in respect to any Fund shall be considered the acts and omissions of Babson Capital.

MML Advisers has entered into investment subadvisory agreements with OppenheimerFunds, Inc. (“OFI”), a wholly-owned subsidiary of Oppenheimer Acquisition Corp., itself an indirect majority-owned subsidiary of MassMutual Holding LLC, on behalf of the Small Cap Equity Fund and the Strategic Emerging Markets Fund. These agreements provide that OFI manage the investment and reinvestment of the assets of the Funds. OFI receives a subadvisory fee from MML Advisers, based upon each Fund’s average daily net assets, at the following annual rates:

Small Cap Equity Fund	0.25%
Strategic Emerging Markets Fund	0.70%

MML Advisers has entered into an investment subadvisory agreement with the unaffiliated investment subadviser, DoubleLine Capital, LP (“DoubleLine”), pursuant to which DoubleLine serves as the subadviser to the Dynamic Bond Fund. This agreement provides that DoubleLine manage the investment and reinvestment of the assets of the Fund. DoubleLine receives a subadvisory fee from MassMutual based upon the average daily net assets of the Fund.

The Funds’ subadvisory fees are paid by MML Advisers out of the advisory fees previously disclosed above.

Administration Fees

For the Asset Momentum Fund, Dynamic Bond Fund, Equity Rotation Fund, High Yield Fund, Short-Duration Bond Fund, Special Situations Fund, and Strategic Emerging Markets Fund, under separate administrative and shareholder services agreements between the Funds and MML Advisers, MML Advisers is obligated to provide all necessary administrative and shareholder services and bear some of the class specific administrative expenses. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class II	Service Class I
Asset Momentum Fund	0.15%	0.15%
Dynamic Bond Fund	0.15%	0.15%
Equity Rotation Fund	0.15%	0.15%
High Yield Fund	0.15%	0.15%
Short-Duration Bond Fund*	0.15%	0.15%
Special Situations Fund	0.15%	0.15%
Strategic Emerging Markets Fund*	0.15%	0.15%

*	Prior to May 1, 2015, the administrative services fees were as follows:

	Class II	Service Class I
Short-Duration Bond Fund	0.10%	0.10%
Strategic Emerging Markets Fund	0.25%	0.25%

Notes to Financial Statements (Unaudited) (Continued)

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Expense Caps and Waivers

MML Advisers agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Class II	Service Class I
Asset Momentum Fund**	0.80%	1.05%
Dynamic Bond Fund**	0.60%	0.85%
Equity Rotation Fund**	0.65%	0.90%
Short-Duration Bond Fund*	0.55%	0.80%
Special Situations Fund**	0.80%	1.05%
Strategic Emerging Markets Fund*	1.40%	1.65%

#	Acquired Fund fees and expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through April 30, 2016.
**	Expense caps in effect through April 30, 2017.

Prior to May 1, 2015, MML Advisers agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Class II	Service Class I
High Yield Fund*	0.69%	0.94%

#	Acquired Fund fees and expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through April 30, 2015.

MML Advisers has agreed to waive, through April 30, 2016, 0.10% of the advisory fee for the High Yield Fund.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Notes to Financial Statements (Unaudited) (Continued)

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

4. Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the period ended June 30, 2015, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Asset Momentum Fund	$3,999,219	$14,550,803	$1,998,633	$1,060,741
Dynamic Bond Fund	337,886,491	255,062,570	193,060,363	9,366,541
Equity Rotation Fund	-	20,523,896	-	791,560
High Yield Fund	-	62,435,386	-	55,384,889
Inflation-Protected and Income Fund	86,506,217	126,868,597	103,317,285	69,027,094
Short-Duration Bond Fund	3,317,411	34,133,371	9,994,010	34,040,697
Small Cap Equity Fund	-	23,116,309	-	27,561,482
Special Situations Fund	-	20,398,233	-	587,621
Strategic Emerging Markets Fund	-	27,889,819	-	18,036,763

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014

	Shares	Amount	Shares	Amount

Asset Momentum Fund Class II*
Sold	1,990,000	$19,900,000
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	1,990,000	$19,900,000

Asset Momentum Fund Service Class I*
Sold	10,000	$100,000
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	10,000	$100,000

Dynamic Bond Fund Class II*
Sold	80,701,295	$803,344,229
Issued as reinvestment of dividends	-	-
Redeemed	(39,990,000)	(396,303,405)

Net increase (decrease)	40,711,295	$407,040,824

Dynamic Bond Fund Service Class I*
Sold	10,000	$100,000
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	10,000	$100,000

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended June 30, 2015		Year Ended December 31, 2014

	Shares	Amount	Shares	Amount
Equity Rotation Fund Class II*
Sold	1,990,000	$19,900,000
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	1,990,000	$19,900,000

Equity Rotation Fund Service Class I*
Sold	10,000	$100,000
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	10,000	$100,000

High Yield Fund Class II
Sold	120,722	$1,229,963	2,056,883	$22,487,090
Issued as reinvestment of dividends	260,283	2,621,048	1,325,082	14,052,559
Redeemed	(147,381)	(1,504,137)	(3,445,222)	(37,394,129)

Net increase (decrease)	233,624	$2,346,874	(63,257)	$(854,480)

High Yield Fund Service Class I
Sold	230,443	$2,337,185	861,593	$9,367,450
Issued as reinvestment of dividends	54,785	550,585	256,448	2,708,672
Redeemed	(239,882)	(2,431,148)	(592,221)	(6,349,980)

Net increase (decrease)	45,346	$456,622	525,820	$5,726,142

Inflation-Protected and Income Fund Initial Class
Sold	1,824,042	$18,796,287	13,372,272	$139,115,234
Issued as reinvestment of dividends	5,845	60,909	1,570,956	16,198,989
Redeemed	(2,546,292)	(26,211,390)	(5,925,753)	(61,883,115)

Net increase (decrease)	(716,405)	$(7,354,194)	9,017,475	$93,431,108

Inflation-Protected and Income Fund Service Class
Sold	191,314	$1,965,284	408,141	$4,220,012
Issued as reinvestment of dividends	-	-	245,133	2,522,012
Redeemed	(317,773)	(3,255,603)	(749,721)	(7,822,053)

Net increase (decrease)	(126,459)	$(1,290,319)	(96,447)	$(1,080,029)

Short-Duration Bond Fund Class II
Sold	818,928	$8,121,371	3,060,083	$30,410,522
Issued as reinvestment of dividends	103,569	1,026,366	441,859	4,368,252
Redeemed	(1,455,720)	(14,429,300)	(6,230,052)	(61,924,543)

Net increase (decrease)	(533,223)	$(5,281,563)	(2,728,110)	$(27,145,769)

Short-Duration Bond Fund Service Class I
Sold	240,137	$2,376,883	1,027,500	$10,194,157
Issued as reinvestment of dividends	13,429	132,943	50,890	502,758
Redeemed	(316,189)	(3,131,670)	(792,308)	(7,860,114)

Net increase (decrease)	(62,623)	$(621,844)	286,082	$2,836,801

Small Cap Equity Fund Initial Class
Sold	129,413	$1,399,631	376,596	$4,057,996
Issued as reinvestment of dividends	-	-	1,385,754	13,986,608
Redeemed	(610,105)	(6,603,074)	(1,415,515)	(15,179,834)

Net increase (decrease)	(480,692)	$(5,203,443)	346,835	$2,864,770

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended June 30, 2015		Year Ended December 31, 2014

	Shares	Amount	Shares	Amount
Small Cap Equity Fund Service Class
Sold	138,312	$1,468,066	253,013	$2,723,427
Issued as reinvestment of dividends	-	-	123,415	1,232,351
Redeemed	(42,709)	(454,451)	(140,077)	(1,501,870)

Net increase (decrease)	95,603	$1,013,615	236,351	$2,453,908

Special Situations Fund Class II*
Sold	1,990,000	$19,900,000
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	1,990,000	$19,900,000

Special Situations Fund Service Class I*
Sold	10,000	$100,000
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	10,000	$100,000

Strategic Emerging Markets Fund Class II
Sold	1,337,165	$12,724,879	1,843,003	$18,572,889
Issued as reinvestment of dividends	-	-	26,022	286,757
Redeemed	(594,377)	(5,742,365)	(1,931,572)	(20,586,173)

Net increase (decrease)	742,788	$6,982,514	(62,547)	$(1,726,527)

Strategic Emerging Markets Fund Service Class I
Sold	118,580	$1,149,117	224,378	$2,287,717
Issued as reinvestment of dividends	-	-	387	4,290
Redeemed	(76,801)	(745,355)	(171,174)	(1,746,060)

Net increase (decrease)	41,779	$403,762	53,591	$545,947

*	Fund commenced operations on May 15, 2015.

6.	Federal Income Tax Information

At June 30, 2015, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Asset Momentum Fund	$19,609,828	$248,077	$(234,790)	$13,287
Dynamic Bond Fund	426,819,289	430,937	(4,519,864)	(4,088,927)
Equity Rotation Fund	19,977,806	427,402	(580,659)	(153,257)
High Yield Fund	147,314,732	2,771,209	(4,357,064)	(1,585,855)
Inflation-Protected and Income Fund	817,218,646	11,612,709	(7,372,082)	4,240,627
Short-Duration Bond Fund	188,198,794	2,846,519	(2,533,892)	312,627
Small Cap Equity Fund	101,939,544	27,992,388	(2,803,793)	25,188,595
Special Situations Fund	20,026,393	461,692	(683,586)	(221,894)
Strategic Emerging Markets Fund	110,928,770	8,691,484	(10,739,337)	(2,047,853)

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act

Notes to Financial Statements (Unaudited) (Continued)

of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2014, the following Fund(s) had available, for federal income tax purposes, pre-enactment unused capital losses:

Expiring 2017
Small Cap Equity Fund	$3,561,130

At December 31, 2014 , the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long term Capital Loss Carryforward
Inflation-Protected and Income Fund	$98,481	$-
Short-Duration Bond Fund	-	119,537
Strategic Emerging Markets Fund	78,461	829,769

Net capital loss carryforwards for the Fund(s) shown in the above table are from post-enactment years and are, therefore, not subject to the eight-year carryforward period and possible expiration.

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2014, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
High Yield Fund	$13,566,477	$3,194,754	$-
Inflation-Protected and Income Fund	10,462,032	8,258,969	-
Short-Duration Bond Fund	4,843,503	27,507	-
Small Cap Equity Fund	6,030,432	9,188,527	-
Strategic Emerging Markets Fund	291,047	-	-

The following Fund(s) have elected to pass through the foreign tax credit for the year ended December 31, 2014:

Amount
Strategic Emerging Markets Fund	$112,911

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2014, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, futures contracts, swap agreements, premium amortization accruals, passive foreign investment companies, the deferral of wash sale losses, defaulted bond income accruals, partnership investments, and deferred Trustee compensation.

Notes to Financial Statements (Unaudited) (Continued)

At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
High Yield Fund	$479,194	$331,142	$(11,845)	$(4,702,140)
Inflation-Protected and Income Fund	60,909	(98,481)	(272,893)	(4,785,041)
Short-Duration Bond Fund	120,924	(119,537)	(27,066)	(2,376,058)
Small Cap Equity Fund	1,129,627	16,757,388	(27,365)	24,077,947
Strategic Emerging Markets Fund	1,144,204	(908,230)	(6,109)	(5,122,593)

The Funds did not have any unrecognized tax benefits at June 30, 2015, nor were there any increases or decreases in unrecognized tax benefits for the period then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the period ended June 30, 2015, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, or the returns filed to date for Funds in existence less than three years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2014-11, Transfers & Servicing (Topic 860): “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”) to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. ASU 2014-11 is effective for annual reporting periods beginning after December 15, 2014 and interim periods beginning after December 15, 2015. Management is currently evaluating the implications of these changes and their impact on the financial statements.

9.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds.

The potential amount sought to be recovered from the Small Cap Equity Fund, plus interest and the Official Committee’s court costs, is approximately $93,500.

Notes to Financial Statements (Unaudited) (Continued)

The Fund cannot predict the outcome of this proceeding. Accordingly, the Fund has not accrued any amounts related to these proceedings. If the proceeding were to be decided in a manner adverse to the Fund, or if the Fund was to enter into a settlement agreement with the Official Committee, the payment of such judgment or settlement could potentially have a material adverse effect on the Fund’s net asset value depending on the net assets of the Fund at the time of such judgment or settlement.

10.	Subsequent Events

In preparation of these financial statements, management has evaluated the events and transactions subsequent to June 30, 2015, through the date when the financial statements were issued, and determined that there are no subsequent events or transactions that would require adjustments to or disclosures in the Funds’ financial statements.

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in April and May 2015, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadvisers (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreements (collectively, the “Contracts”) for each of the High Yield Fund, Inflation-Protected and Income Fund, Short-Duration Bond Fund, Small Cap Equity Fund, and Strategic Emerging Markets Fund. In preparation for the meetings, the Trustees requested, and MML Advisers and the subadvisers provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MML Advisers discussing the nature and quality of the services it provides as investment adviser to the Funds; (ii) a profitability analysis prepared by MML Advisers; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to each Fund prepared by an independent third-party vendor (the “Third-Party”). The Third Party Report provided detailed comparative advisory fee, total expense, and performance information for each Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MML Advisers and each of the subadvisers.

The Committee considered the nature, scope, and quality of services MML Advisers provides to the Funds, including: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the capabilities of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Funds, and the needs of the Funds for administrative and shareholder services.

The Committee then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against peer funds and a benchmark index). In connection with the Committee’s review, MML Advisers provided commentary and analysis regarding each Fund’s performance and expenses. The Committee also noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (ii) a wide range of information about each subadviser and its personnel with responsibility for providing services to the respective Fund and the fees payable to each subadviser by MML Advisers. MML Advisers reviewed with the Committee in detail the work MML Advisers does in its oversight roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to provide those services. Throughout the discussion, MML Advisers responded to Committee members’ questions and provided additional information concerning each Fund.

Other Information (Unaudited) (Continued)

The Committee reviewed the expense and performance information for each Fund. (References to any one- or three-year period below are to periods ended December 31, 2014. In all cases, the comparative expense information is that of a Fund’s “peer group” and the comparative performance information is that of a Fund’s “performance category.”)

The Committee considered that, in the case of the Short-Duration Bond Fund and Small Cap Equity Fund, expense information showed the Funds to be in the first or second quartile of their peer groups (favorable), and performance information showed the Funds to have had first or second quartile investment performance in their performance categories for the most recent one- and three-year periods. The Committee noted that the Short Duration Bond Fund’s advisory fee breakpoints had recently been revised to be effective May 1, 2015.

For the Inflation-Protected and Income Fund, the Committee noted that, although the Fund’s total net expense ratio is in the third quartile (67th percentile) and its advisory fee is in the fourth quartile (94th percentile), the Fund has achieved a one-year performance in the first comparative quartile and three-year performance in the second quartile (the 23rd and 41st percentiles, respectively), and that the Fund has performed in line with MML Advisers’ expectations since inception. The Trustees considered MML Advisers’ statement that the Fund’s peer group is relatively small, and that the Fund’s total net expense ratio is only one basis point above the peer group median. The Trustees noted that the profitability of the Fund to MML Advisers appeared relatively high, and determined to watch the level of profitability in future periods to ensure that it continues to be reasonable.

For the High Yield Fund, the Committee considered that the Fund has total net expenses in the second quartile (32nd percentile) and an advisory fee in the second quartile (43rd percentile). The Committee considered that although the Fund had achieved one-year comparative performance in the 66th percentile, its three-year performance was in the 3rd percentile. The Committee also considered MML Advisers’ strong conviction in the subadviser.

For the Strategic Emerging Markets Fund, the Committee noted that the Fund had experienced third and fourth quartile comparative one- and three-year returns, respectively, and that, as a result, the Fund’s subadviser had been replaced in late 2013. The Committee also noted that the Fund’s expenses are in the third quartile (74th percentile), but that the Fund’s advisory fee is in the second quartile (27th percentile). The Committee noted that the Fund’s performance had improved from the 97th percentile to the 60th for the three- and one-year periods. The Committee noted that 2014 was just the first full calendar year of performance for the Fund’s new portfolio manager and that MML Advisers continues to have a high degree of confidence in the Fund’s subadviser.

The Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting, concerning economies of scale and the profitability of MML Advisers’ advisory relationship with the various Funds, including: (i) a description of the revenue (including advisory fees and administrative and shareholder services fees, as applicable) and expense allocation methodology employed by MML Advisers; and (ii) profitability information for each individual Fund. The discussions included consideration of the intangible benefits derived by MML Advisers and its affiliates resulting from their relationships with the Funds and the so-called “fallout benefits” to MML Advisers, such as any reputational value derived from serving as investment adviser to the Funds, and benefits accruing to subadvisers due to so-called “soft-dollar arrangements.”

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MML Advisers’ oversight of each Fund and the subadvisory process; (ii) MML Advisers’ levels of profitability from its relationship with the various Funds are not excessive and the advisory fees payable under the Contracts and each Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of the subadvisers generally appear well suited to the Funds, given their investment objectives and policies; (iv) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MML Advisers has proposed in respect of the underperformance of a Fund, are sufficient to warrant continuation of the Contracts for each of the Funds; and (v) the terms of the Contracts are fair and reasonable with respect to each Fund and are in the best interests of each Fund’s shareholders.

Other Information (Unaudited) (Continued)

Also at their meeting in May 2015, the Trustees, including the Independent Trustees, approved the advisory agreements (“New Fund Advisory Agreements”) for the Asset Momentum Fund, Dynamic Bond Fund, Equity Rotation Fund, and Special Situations Fund (together, the “New Funds”), and the subadvisory agreements (“New Fund Subadvisory Agreements,” and together with the New Fund Advisory Agreements, the “New Fund Agreements”) for each of the New Funds, with Babson Capital for the Asset Momentum Fund, Equity Rotation Fund, and Special Situations Fund, and with DoubleLine for the Dynamic Bond Fund, subject to approval by the shareholders of the New Funds of the New Fund Agreements. In preparation for the meeting, the Trustees requested, and MML Advisers provided in advance, certain materials relevant to the consideration of the New Fund Agreements (the “May Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

In approving the New Fund Advisory Agreements, the Independent Trustees considered the May Materials and information discussed with representatives of MML Advisers at the meeting relating to MML Advisers and the nature, scope, and quality of services MML Advisers would provide to the New Funds. In approving the New Fund Advisory Agreements, the Independent Trustees considered a number of factors they believed to be relevant to the interests of shareholders of the New Funds, including (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the ability of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the New Funds; (iii) MML Advisers’ ability to provide investment oversight, administrative, and shareholder services to the New Funds; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the New Funds and the needs of the New Funds for administrative and shareholder services.

The Independent Trustees also reviewed and considered information included in the May Materials or discussed at the meeting concerning the possible economies of scale and potential profitability of MML Advisers’ advisory relationship with the New Funds. The discussions and consideration included the intangible benefits derived by MML Advisers and its affiliates resulting from their relationships with the New Funds and the so-called “fallout benefits” to MML Advisers, such as any reputational value derived from serving as investment adviser to the New Funds, and benefits accruing to the subadvisers due to so-called “soft-dollar arrangements.”

In approving the New Fund Subadvisory Agreements, the Independent Trustees discussed with MML Advisers and considered a wide range of information about, among other things: (i) Babson Capital and DoubleLine and their respective personnel with responsibilities for providing services to the New Funds; (ii) the terms of the New Fund Subadvisory Agreements; (iii) the scope and quality of services that Babson Capital and DoubleLine will provide under each New Fund Subadvisory Agreement, as applicable; (iv) the historical investment performance track records of Babson Capital and DoubleLine; and (v) the fees payable to Babson Capital and DoubleLine by MML Advisers for each New Fund, as applicable, and the effect of such fees on the profitability to MML Advisers.

Prior to the votes being taken to approve the New Fund Agreements, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Based on the foregoing, the Trustees concluded that: (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the New Fund Agreements, including the anticipated level of MML Advisers’ oversight of the New Funds and the subadvisory process; (ii) MML Advisers’ projected levels of profitability from its relationship to the New Funds was not excessive and the advisory and subadvisory fee amounts under the New Fund Advisory Agreements and New Fund Subadvisory Agreements, respectively, and the New Funds’ total expenses were fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of Babson Capital and DoubleLine appeared well suited to the New Funds, as applicable, given their investment objectives and policies; and (iv) the terms of the New Fund Agreements were fair and reasonable with respect to each New Fund and were in the best interest of each such Fund’s shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve each New Fund Agreement.

Each of the New Fund Agreements became effective on May 15, 2015.

Other Information (Unaudited) (Continued)

Fund Expenses June 30, 2015

Expense Examples:

The following information is in regards to expenses for the six months ended June 30, 2015:

As a shareholder of the Funds, you incur ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended June 30, 2015.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Asset Momentum Fund**
Class II	$1,000	0.80%	$982.00	$1.02	$1,020.80	$4.01
Service Class I	1,000	1.05%	981.00	1.34	1,019.60	5.26
Dynamic Bond Fund**
Class II	1,000	0.60%	990.00	0.77	1,021.80	3.01
Service Class I	1,000	0.85%	989.00	1.09	1,020.60	4.26
Equity Rotation Fund**
Class II	1,000	0.65%	991.00	0.83	1,021.60	3.26
Service Class I	1,000	0.90%	991.00	1.15	1,020.30	4.51
High Yield Fund
Class II	1,000	0.70%	1,041.80	3.54	1,021.30	3.51
Service Class I	1,000	0.95%	1,040.30	4.81	1,020.10	4.76
Inflation-Protected and Income Fund
Initial Class	1,000	0.79%	1,005.10	3.93	1,020.90	3.96
Service Class	1,000	1.04%	1,003.90	5.17	1,019.60	5.21

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Short-Duration Bond Fund
Class II	$1,000	0.55%	$1,015.40	$2.75	$1,022.10	$2.76
Service Class I	1,000	0.80%	1,013.80	3.99	1,020.80	4.01
Small Cap Equity Fund
Initial Class	1,000	0.70%	1,036.90	3.54	1,021.30	3.51
Service Class	1,000	0.95%	1,035.60	4.79	1,020.10	4.76
Special Situations Fund**
Class II	1,000	0.80%	988.00	1.02	1,020.80	4.01
Service Class I	1,000	1.05%	988.00	1.34	1,019.60	5.26
Strategic Emerging Markets Fund
Class II	1,000	1.40%	991.70	6.91	1,017.90	7.00
Service Class I	1,000	1.65%	990.70	8.14	1,016.60	8.25

*	Expenses are calculated using the annualized expense ratio for the six months ended June 30, 2015, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.
**	Actual expenses are calculated using the annualized expense ratio, multiplied by the average account value over the period from inception of the Fund on May 15, 2015, through June 30, 2015, multiplied by the number of days in the inception period divided by the number of days in the year. Hypothetical expenses are calculated using the annualized expense ratio for the six months ended June 30, 2015, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Underwriter:

MML Distributors, LLC

100 Bright Meadow Blvd.

Enfield, CT 06082-1981

© 2015 Massachusetts Mutual Life Insurance Company, Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives. Investment Adviser: MML Investment Advisers, LLC	CRN201609-195038

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is not applicable to this filing.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MML Series Investment Fund II

By (Signature and Title)	/s/ Jeffrey M. Dube
Jeffrey M. Dube, President and Principal Executive Officer

Date 8/24/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jeffrey M. Dube
Jeffrey M. Dube, President and Principal Executive Officer

Date 8/24/15

By (Signature and Title)	/s/ Nicholas H. Palmerino
Nicholas H. Palmerino, Treasurer and Principal Financial Officer

Date 8/24/15